SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A)

of the Securities Exchange Act of 1934

Filed by the Registrant / X /

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/       / Definitive Proxy Statement.

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/       / Soliciting Material Pursuant to § 240.14a-12.

eaton Vance Growth Trust

Eaton Vance Investment Trust

Eaton Vance Municipals Trust

Eaton Vance municipals Trust II

Eaton Vance mutual funds trust

Eaton Vance series Fund, Inc.

Eaton Vance Series Trust

Eaton Vance Series Trust II

Eaton Vance Special Investment Trust

Eaton Vance variable Trust

Eaton Vance NextShares Trust

Eaton vance NextShares Trust II

Core Bond Portfolio

Emerging Markets Local Income Portfolio

Eaton Vance Floating Rate Portfolio

Global Income Builder Portfolio

Global Macro Absolute Return Advantage Portfolio

Global Macro Capital Opportunities Portfolio

GLobal Macro Portfolio

Global Opportunities Portfolio

Greater India Portfolio

High Income Opportunities Portfolio

International Income Portfolio

Senior Debt Portfolio

Stock Portfolio

Tax-Managed Growth Portfolio

Tax-Managed International Equity Portfolio

Tax-Managed Multi-Cap Growth Portfolio

Tax-Managed Small-Cap Portfolio

Tax-Managed Value Portfolio

5-to-15 Year Laddered Municipal Bond Portfolio

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Eaton Vance Sponsored Open-End Funds

Two International Place

Boston, Massachusetts 02110

December [23], 2020

Dear Shareholder:

We cordially invite you to attend the joint special meeting of shareholders of the funds listed in Appendix A of the attached Proxy Statement (each, a “Series” and, collectively, the “Series”) scheduled to be held at the principal office of the Series, Two International Place, Boston, Massachusetts 02110, on February 18, 2021 at 11:30 a.m. Eastern Time (the “Meeting”). The Meeting is being held to approve matters important to your Series relating to Morgan Stanley’s proposed acquisition of Eaton Vance Corp. (“EVC”). In addition, if you are a shareholder of a Series that is organized as a feeder fund in a master-feeder structure or an investing fund in a fund-of-funds structure (in each case, an “Investing Fund”), you also will be asked to provide instructions to your Investing Fund as to how such Investing Fund should vote its interest in the master fund or underlying funds in which it invests in connection with the approval of the new investment advisory agreement and, as applicable, new sub-advisory agreement for such fund(s) (each, an “Underlying Fund”).

On October 7, 2020, EVC entered into a definitive agreement with Morgan Stanley, a leading global financial services firm providing a wide range of investment banking, securities, wealth management, and investment management services, pursuant to which Morgan Stanley will acquire EVC (the “Transaction”), subject to the completion or waiver of various conditions (the “Closing”). EVC is the parent company of Eaton Vance Management (“Eaton Vance”) and Boston Management and Research (“BMR” and, together with Eaton Vance, the “Advisers” and, each individually, an “Adviser”). Eaton Vance and BMR serve as investment adviser and/or administrator to each Series and BMR serves as investment adviser to the Underlying Funds that are not Series (the “Portfolios” and, together with the Series, the “Funds”). The Closing may be deemed to cause each Fund’s current investment advisory agreement with its Adviser and, with respect to certain Funds, each such Fund’s current investment sub-advisory agreement between its Adviser and Eaton Vance Advisers International Ltd. (“EVAIL”), Parametric Portfolio Associates LLC (“Parametric”), Goldman Sachs Asset Management, LP (“GSAM”), BMO Global Asset Management (Asia) Limited (“BMO GAM (Asia)”), Atlanta Capital Management Company, LLC (“Atlanta Capital”), Hexavest Inc. (“Hexavest”), or Richard Bernstein Advisors LLC (“RBA”) (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”) to terminate in accordance with applicable law.

Some Series, identified in Appendix B of the attached Proxy Statement (the “New IAA Series”), which are organized as feeder funds in master-feeder structures where the master fund is a Portfolio, do not currently have investment advisory agreements or, as applicable, investment sub-advisory agreements in place. With respect to the New IAA Series, new investment advisory agreements with Eaton Vance and, as applicable, a new investment sub-advisory agreement with EVAIL or Parametric, are being proposed.

In order to help ensure that each Fund’s investment program continues uninterrupted upon the Closing and, with respect to New IAA Series, for consistency across similarly structured funds and investment flexibility, we are asking shareholders of each Series to approve and, as applicable, to provide voting instructions for their Investing Fund to approve, a new investment advisory agreement and, as applicable, a new investment sub-advisory agreement.

Each Fund’s Board of Trustees or Board of Directors, as applicable (the “Board”), has approved its new agreement(s). It is important to note that the investment advisory fee rate(s) of the Funds under the new agreements will not change as a result of the Transaction (and, with respect to the New IAA Series, such new agreement will not increase fees for the New IAA Series), that the Transaction is not expected to result in any change in the investment objective(s) or strategies of the Funds, and that the portfolio managers for the Funds are expected to continue in such roles upon consummation of the Transaction (except that each New IAA Series will now have the same portfolio management team as its master fund Portfolio).

As more fully described in the enclosed Proxy Statement, the purpose of the Meeting is (a) to seek your vote, with respect to the Series in which you are invested, on (i) the approval of a new investment advisory agreement for your Series and (ii) for certain Series, the approval of a new investment sub-advisory agreement; and (b) for shareholders of an Investing Fund, to seek your instruction with respect to how the Investing Fund should vote its interest in the Underlying Fund(s) in which it invests in connection with (i) the approval of a new investment advisory agreement for such Underlying Fund(s) and (ii) for certain Portfolios, the approval of a new investment sub-advisory agreement.

The Boards have carefully considered each of these proposals and, as described more fully in the enclosed Proxy Statement, unanimously recommend that shareholders vote, or submit voting instructions, FOR each proposal. In particular, the Boards believe that approving the new investment advisory agreements with the Advisers and, as applicable, the new investment sub-advisory agreements with the Sub-Advisers, is in the best interests of the Funds.

We hope that you will be able to attend the Meeting. Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented. We urge you to mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the internet as soon as possible to ensure that your shares are represented at the Meeting.

Your vote is important to us. We appreciate your consideration of these important matters. If you have questions about the proposals, please call our proxy information line at 866-864-3926 or contact your financial intermediary.

Sincerely yours,

/s/ Thomas E. Faust, Jr.

Thomas E. Faust, Jr.

President and Chief Executive Officer

Eaton Vance Management

/s/ [ ]

[ ]

[Title]

Boston Management and Research

*******

Table of Contents

Notice of Joint Special Meeting of Shareholders	1
Important Information for Owners of Variable Annuity or Life Insurance Contracts Invested in
Eaton Vance VT Floating-Rate Income Fund	7
Important Information for Shareholders of Series that Invest Pursuant to Master-Feeder or
Funds-of-Funds Arrangements	8
General Information	9
Questions and Answers	11
Summary of Proposals	18
Further Information About Voting and the Joint Special Meeting	83
Additional Meeting Information	85
Appendix A – Funds in this Joint Proxy Statement	A-1
Appendix B – New IAA Series	B-1
Appendix C – Portfolios	C-1
Appendix D – Investment Advisory Agreements: Compensation	D-1
Appendix E – Investment Advisory and Administrative Agreements: Compensation	E-1
Appendix F – Investment Sub-Advisory Agreements: Compensation	F-1
Appendix G – Expense Reimbursement Arrangements	G-1
Appendix H – Number of Shares Outstanding as of the Record Date	H-1
Appendix I – Form of New Eaton Vance/BMR Investment Advisory Agreement: Series	I-1
Appendix J – Form of New Eaton Vance Investment Advisory and
Administrative Agreement	J-1
Appendix K – Form of New BMR Investment Advisory Agreement: Portfolios	K-1
Appendix L – Investment Advisory and Investment Sub-Advisory Agreements:
Dates and Approvals	L-1
Appendix M – Board Considerations	M-1
Appendix N – Form of New EVAIL, Parametric, and Atlanta Capital Investment Sub-Advisory
Agreements: Series	N-1
Appendix O – Form of New GSAM Investment Sub-Advisory Agreement: Series	O-1
Appendix P – Form of New BMO GAM (Asia) Investment Sub-Advisory Agreement	P-1
Appendix Q – Form of New Hexavest Investment Sub-Advisory Agreement	Q-1
Appendix R – Form of New RBA Investment Sub-Advisory Agreement	R-1
Appendix S – Form of New EVAIL and Parametric Investment Sub-Advisory Agreement:
Portfolios	S-1
Appendix T – Form of New GSAM Investment Sub-Advisory Agreement: Portfolios	T-1
Appendix U – Investing Funds and Related Underlying Funds	U-1
Appendix V – Other Similar Funds Advised or Sub-Advised by the Advisers and the Sub-
Advisers	V-1
Appendix W – Payments to the Advisers, the Sub-Advisers or Affiliates	W-1
Appendix X – Fund Board Members and Officers	X-1
Appendix Y – 5% Ownership and Ownership of Fund Management	Y-1
Appendix Z – Affiliated Brokerage Commissions	Z-1

Notice of Joint Special Meeting of Shareholders

To be held on February 18, 2021

eaton Vance Growth Trust

Eaton Vance Investment Trust

Eaton Vance Municipals Trust

Eaton Vance municipals Trust II

Eaton Vance mutual funds trust

Eaton Vance series Fund, Inc.

Eaton Vance Series Trust

Eaton Vance Series Trust II

Eaton Vance Special Investment Trust

Eaton Vance variable Trust

Eaton Vance NextShares Trust

Eaton vance NextShares Trust II

The separate series of each trust and corporation listed above, as set forth on Appendix A to the enclosed Proxy Statement, are referred to herein as the “Series.”

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF THE SERIES SCHEDULED TO BE HELD ON FEBRUARY 18, 2021: The notice of joint special meeting of shareholders, Proxy Statement, and the forms of proxy card are available at [_______].

1

To the shareholders of each Series:

The joint special meeting of shareholders of your Series will be held on February 18, 2021 at 11:30 a.m., Eastern Time, at the principal office of the Series, Two International Place, Boston, Massachusetts 02110 (the “Meeting”), to consider the proposals described in the accompanying Proxy Statement (each, a “Proposal”).

As more fully described in the enclosed Proxy Statement, the purpose of the Meeting is: (a) to seek your vote, with respect to the Series in which you are invested, on (i) the approval of a new investment advisory agreement for your Series and (ii) for certain Series, the approval of a new investment sub-advisory agreement; and (b) for shareholders of a Series that is organized as a feeder fund in a master-feeder structure or an investing fund in a fund-of-funds structure (each such feeder fund and investing fund, an “Investing Fund,” and each such master fund and other underlying fund, an “Underlying Fund”), to seek your instruction to the Investing Fund with respect to how the Investing Fund should vote its interest in the Underlying Fund(s) in which it invests in connection with (i) the approval of a new investment advisory agreement for such Underlying Fund(s) and (ii) for certain Underlying Funds, the approval of a new investment sub-advisory agreement. The Underlying Funds that are not Series are referred to herein as “Portfolios” and are listed on Appendix C of the enclosed Proxy Statement.

Proposals:

1.	To approve a new investment advisory agreement for each Series with Eaton Vance Management (“Eaton Vance”) or Boston Management and Research (“BMR”), as applicable
1A.	To approve a new investment advisory agreement with Eaton Vance or BMR, as applicable, to serve as investment adviser to each Series listed in Proposal 1A in the attached Proxy Statement
1B.	To approve a new investment advisory and administrative agreement with Eaton Vance to serve as the investment adviser and administrator to each Series listed in Proposal 1B in the attached Proxy Statement
2.	To approve a new investment sub-advisory agreement with the noted sub-adviser for each applicable Series listed under Proposal 2 in the attached Proxy Statement
2A.	To approve a new investment sub-advisory agreement with Eaton Vance Advisers International Ltd. (“EVAIL”) to serve as the Series’s investment sub-adviser
2B.	To approve a new investment sub-advisory agreement with Parametric Portfolio Associates LLC (“Parametric”) to serve as the Series’s investment sub-adviser
2C.	To approve a new investment sub-advisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) to serve as the Series’s investment sub-adviser
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2D.	To approve a new investment sub-advisory agreement with BMO Global Asset Management (Asia) Limited (“BMO GAM (Asia)”) to serve as the Series’s investment sub-adviser
2E.	To approve a new investment sub-advisory agreement with Atlanta Capital Management Company, LLC (“Atlanta Capital”) to serve as the Series’s investment sub-adviser
2F.	To approve a new investment sub-advisory agreement with Hexavest Inc. (“Hexavest”) to serve as the Series’s investment sub-adviser
2G.	To approve a new investment sub-advisory agreement with Richard Bernstein Advisors LLC (“RBA”) to serve as the Series’s investment sub-adviser
3.	To provide voting instructions to each applicable Investing Fund with respect to the approval of a new investment advisory agreement with Eaton Vance or BMR, as applicable, to serve as investment adviser to the Underlying Funds in which such Investing Fund invests
3A.	To provide voting instructions to each applicable Investing Fund listed under Proposal 3A in the attached Proxy Statement, which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to the Portfolio in which such Investing Fund invests
3B.	To provide voting instructions to Eaton Vance Floating-Rate & High Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Eaton Vance Floating-Rate Portfolio
3C.	To provide voting instructions to Eaton Vance Floating-Rate & High Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to High Income Opportunities Portfolio
3D.	To provide voting instructions to Eaton Vance Tax-Managed Equity Asset Allocation Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Tax-Managed Growth Portfolio
3E.	To provide voting instructions to Eaton Vance Tax-Managed Equity Asset Allocation Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Tax-Managed International Equity Portfolio

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3F.	To provide voting instructions to Eaton Vance Tax-Managed Equity Asset Allocation Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Tax-Managed Multi-Cap Growth Portfolio
3G.	To provide voting instructions to Eaton Vance Tax-Managed Equity Asset Allocation Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Tax-Managed Small-Cap Portfolio
3H.	To provide voting instructions to Eaton Vance Tax-Managed Equity Asset Allocation Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Tax-Managed Value Portfolio
3I.	To provide voting instructions to Eaton Vance Balanced Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Core Bond Portfolio
3J.	To provide voting instructions to Eaton Vance Balanced Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Stock Portfolio
3K.	To provide voting instructions to Eaton Vance Short Duration Inflation-Protected Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Eaton Vance Floating Rate Portfolio
3L.	To provide voting instructions to Eaton Vance Short Duration Inflation-Protected Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Senior Debt Portfolio
3M.	To provide voting instructions to Eaton Vance Short Duration Strategic Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Global Opportunities Portfolio
3N.	To provide voting instructions to Eaton Vance Short Duration Strategic Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Global Macro Absolute Return Advantage Portfolio
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3O.	To provide voting instructions to Eaton Vance Short Duration Strategic Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Senior Debt Portfolio
3P.	To provide voting instructions to Eaton Vance Short Duration Strategic Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Emerging Markets Local Income Portfolio
3Q.	To provide voting instructions to Eaton Vance Short Duration Strategic Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory and administrative agreement with Eaton Vance to serve as investment adviser and administrator to Eaton Vance Emerging Markets Debt Opportunities Fund
4.	To provide voting instructions to each applicable Investing Fund with respect to the approval of a new investment sub-advisory agreement with the noted sub-adviser to serve as investment sub-adviser to the Portfolio(s) in which such Investing Fund invests
4A.	To provide voting instructions to each applicable Investing Fund listed under Proposal 4A in the attached Proxy Statement, each of which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment sub-advisory agreement with EVAIL to serve as the investment sub-adviser to the Portfolio in which such Investing Fund invests
4B.	To provide voting instructions to Eaton Vance Floating-Rate & High Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment sub-advisory agreement with EVAIL to serve as the investment sub-adviser to High Income Opportunities Portfolio
4C.	To provide voting instructions to Eaton Vance Tax-Managed Equity Asset Allocation Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment sub-advisory agreement with Parametric to serve as the investment sub-adviser to Tax-Managed International Equity Portfolio
4D.	To provide voting instructions to each applicable Investing Fund listed under Proposal 4D in the attached Proxy Statement, which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment sub-advisory agreement with Parametric to serve as the investment sub-adviser to the Portfolio in which such Investing Fund invests
4E.	To provide voting instructions to Eaton Vance Greater India Fund, which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment sub-advisory agreement with GSAM to serve as the investment sub-adviser to Greater India Portfolio

5

Shareholders at the Meeting also may consider and act upon such other matters as may properly come before the Meeting and any adjournments and postponements thereof. Holders of record of shares of the Series at the close of business on December 11, 2020 who have voting power with respect to such shares are entitled to vote, or to provide voting instructions for their Investing Fund to vote, at the Meeting and at any adjournments or postponements thereof. As part of our effort to maintain a safe and healthy environment at the Meeting, the Series and the Series’ Boards of Trustees or Board of Directors, as applicable (each a “Board” and, collectively, the “Boards”), are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) and local authorities regarding the novel coronavirus disease, COVID-19. For that reason, the Boards reserve the right to reconsider the date, time, and/or means of convening the Meeting for one or more Series.  Subject to any restrictions imposed by applicable law, the Boards may choose to conduct the Meeting of one or more Series solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Boards choose to change the date, time, and/or means of convening the Meeting for a Series, the Series will publicly announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the U.S. Securities and Exchange Commission as additional proxy material.

This notice and the related proxy materials first are being mailed to shareholders on or about December [23], 2020. This proxy is being solicited on behalf of the Board of each Series.

By Order of the Boards,

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

We urge you to mark, sign, date, and mail the enclosed voting proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the internet so that your shares are represented at the Meeting.

December [23], 2020

6

Important Information for Owners of Variable Annuity or Life Insurance Contracts Invested in Eaton Vance VT Floating-Rate Income Fund

Shares of Eaton Vance VT Floating-Rate Income Fund (“VT Floating-Rate Income Fund”), a series of Eaton Vance Variable Trust, are available exclusively as a pooled funding vehicle for variable life insurance separate accounts and variable annuity contracts (each, a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”) and certain qualified plans. The Participating Insurance Companies own shares of VT Floating-Rate Income Fund as depositors for the owners of their respective Contracts (each, a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of VT Floating-Rate Income Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission, each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposed matters. This Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to VT Floating-Rate Income Fund. All persons entitled to direct the voting of shares of VT Floating-Rate Income Fund, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement.

This document contains a Proxy Statement, Notice of a Special Meeting of Shareholders, and a proxy card. It explains what you should know before voting on the matters described herein. You can use your voting instruction form to instruct your insurance company how to vote on your behalf on these important issues relating to your investment in VT Floating-Rate Income Fund. If you complete and sign the voting instruction form (or instruct your insurance company by telephone or through the internet how to vote on your behalf), your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Trustees’ recommendation on the Proposal applicable to VT Floating-Rate Income Fund. If you do not return your voting instruction form or record your voting instructions by telephone or through the internet, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Proxy Statement carefully and either fill out your voting instruction form and return it by mail or record your voting instructions by telephone or through the internet. Your prompt return of the enclosed voting instruction form (or providing voting instructions by telephone or through the internet) may save the necessity and expense of further solicitations.

If you have any questions, please call Computershare Fund Services (“Computershare”), your Fund’s proxy solicitor, at the special toll-free number we have set up for you, 866-864-3926, or contact your insurance company.

7

Important Information for Shareholders of Series that Invest Pursuant to Master-Feeder or Funds-of-Funds Arrangements

Certain Series that are Investing Funds invest their assets in Underlying Funds (including Portfolios and other Underlying Funds) in a master-feeder or fund-of-funds arrangement. The Underlying Fund(s) in which these Investing Funds invest are set forth in Appendix U to the attached Proxy Statement. Shareholders of each Investing Fund are being asked to provide instructions regarding how the Investing Funds, as beneficial owner of interests in an Underlying Fund, should vote on the proposals to approve the investment advisory agreement and any applicable sub-advisory agreement for the Underlying Fund (this is known as “pass-through voting”). This means that each Investing Fund will vote its interests in the Underlying Fund in accordance with the voting instructions received from the Investing Fund’s shareholders and will vote its interests in the Underlying Fund with respect to which it has not received voting instructions in the same proportion (for, against, or abstain) as the interest for which it has received timely instructions from other Series shareholders (this is known as “echo voting”). The Investing Funds do not require that a specified number of shareholders submit voting instructions before an Investing Fund will vote its interests in the applicable Underlying Fund at the applicable meeting for holders of an Underlying Fund (the meeting for the interestholders of the Portfolios to be held separately from the Meeting held for shareholders of the Series). Because each Investing Fund will use echo voting to vote its interest in its Underlying Fund(s), a small number of shareholders could determine how an Investing Fund votes if other shareholders fail to provide voting instructions.

If you are a shareholder in an Investing Fund, you will be asked to vote to approve the investment advisory agreement and, if applicable, sub-advisory agreement for your Investing Fund and will also be asked to provide voting instructions with respect to the approval of the investment advisory agreement and, if applicable, sub-advisory agreement for the Underlying Fund(s) in which your Investing Fund invests.

We urge you to review the Proxy Statement carefully and either fill out your proxy card and return it by mail or record your voting instructions by telephone or through the internet. Your prompt return of the enclosed proxy card (or providing voting instructions by telephone or through the internet) may save the necessity and expense of further solicitations.

8

PROXY STATEMENT

For the Joint Special Meeting of Shareholders

To be held on February 18, 2021

The Trusts

eaton Vance Growth Trust

Eaton Vance Investment Trust

Eaton Vance Municipals Trust

Eaton Vance municipals Trust II

Eaton Vance mutual funds trust

Eaton Vance series Fund, Inc.

Eaton Vance Series Trust

Eaton Vance Series Trust II

Eaton Vance Special Investment Trust

Eaton Vance variable Trust

Eaton Vance NextShares Trust

Eaton vance NextShares Trust II

(each a “Trust” and, together, the “Trusts”)

The portfolios

Core Bond Portfolio

Emerging Markets Local Income Portfolio

Eaton Vance Floating Rate Portfolio

Global Income Builder Portfolio

GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE PORTFOLIO

Global Macro Capital Opportunities Portfolio

GLobal Macro Portfolio

Global Opportunities Portfolio

Greater India Portfolio

High Income Opportunities Portfolio

International Income Portfolio

Senior Debt Portfolio

Stock Portfolio

Tax-Managed Growth Portfolio

Tax-Managed International Equity Portfolio

Tax-Managed Multi-Cap Growth Portfolio

Tax-Managed Small-Cap Portfolio

Tax-Managed Value Portfolio

5-to-15 Year Laddered Municipal Bond Portfolio

(each a “Portfolio” and, together, the “Portfolios”)

The separate series of each Trust as set forth on Appendix A to the enclosed Proxy Statement (each a “Series”), together with the Portfolios, are collectively referred to herein as the “Funds” and, each individually, a “Fund.”

**********

General Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards of Trustees or Boards of Directors, as applicable (each, a “Board” and, collectively, the “Boards”), of your Series at a meeting to be held jointly at the principal office of the Series, Two International Place, Boston, Massachusetts 02110, on February 18, 2021 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders of each Series will be asked to approve, or to submit voting instructions to approve, a new investment advisory agreement with Eaton Vance Management (“Eaton Vance”) or Boston Management and Research (“BMR” and, together with Eaton Vance, the “Advisers” and, each individually, an “Adviser”), as applicable, and shareholders of certain Series will also be asked to approve, or to submit voting instructions to approve, a new investment sub-advisory agreement (each, a “Proposal” and, collectively, the “Proposals”).

9

This Proxy Statement, along with the enclosed Notice of Joint Special Meeting of Shareholders and the accompanying proxy card(s), is being mailed to shareholders on or about December [23], 2020. It explains what you should know before voting or providing voting instructions on the matters described herein. Please read it carefully and keep it for future reference.

The Advisers provide investment advisory and, in many cases, administrative services to the Funds (except for Series listed on Appendix B that do not currently have investment advisory agreements in place (the “New IAA Series”), for which new investment advisory agreements are being proposed with Eaton Vance and, if applicable, sub-advisory agreements with the applicable sub-adviser). For some Funds advised by Eaton Vance, Eaton Vance provides investment advisory services pursuant to an investment advisory agreement and administrative services pursuant to a separate administrative services agreement. For other Funds advised by Eaton Vance, Eaton Vance provides investment advisory and administrative services pursuant to a single investment advisory and administrative agreement. For Funds advised by BMR, BMR provides investment advisory services pursuant to an investment advisory agreement and for some, but not all such Funds, Eaton Vance provides administrative services pursuant to a separate administrative services agreement. For the purposes of this Proxy Statement, the term “investment advisory agreement” is, unless otherwise noted, used to refer to each investment advisory agreement and investment advisory and administrative agreement (regardless of the counterparty or type of agreement).

In addition, certain Funds have investment sub-advisory relationships with Eaton Vance Advisers International Ltd. (“EVAIL”), Parametric Portfolio Associates LLC (“Parametric”), Goldman Sachs Asset Management, LP (“GSAM”), BMO Global Asset Management (Asia) Limited (“BMO GAM (Asia)”), Atlanta Capital Management Company, LLC (“Atlanta Capital”), Hexavest Inc. (“Hexavest”), or Richard Bernstein Advisors LLC (“RBA”) (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”). Each of EVAIL, Parametric, Atlanta Capital, and Hexavest is an affiliate of the Advisers. For the purposes of this Proxy Statement, the term “investment sub-advisory agreement” is, unless otherwise noted, used to refer to agreements with any of the Sub-Advisers.

Each Proposal is described in detail below. You are being asked to vote on Proposal 1 and Proposal 2, as applicable. With respect to Proposal 3 and Proposal 4, if your Series invests its assets in a Portfolio or other underlying Fund pursuant to a master-feeder or fund-of-funds arrangement (as listed in Appendix U) (each, an “Investing Fund” and the Portfolios and other underlying Funds, the “Underlying Funds”), you are being asked to provide voting instructions to the Investing Fund with respect to how, as a beneficial owner of an interest in the Underlying Fund, the Investing Fund should vote in connection with the approval of a new investment advisory agreement and, if applicable, a new investment sub-advisory agreement for such Underlying Fund.

The new investment advisory agreements with Eaton Vance for the New IAA Series and the new investment sub-advisory agreements with EVAIL or Parametric for the New IAA Series are proposed to become effective for the New IAA Series regardless of whether the Transaction (as defined below) is completed. The implementation of the Proposals with respect to the other Funds are subject to the closing of the Transaction. Shareholders are not entitled to any appraisal rights or similar rights of dissenters in connection with either Proposal to be considered at the Meeting.
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Questions and Answers

Q: Why am I being asked to vote?

A: On October 7, 2020, Eaton Vance Corp. (“EVC”), the parent company of the Advisers, entered into a definitive agreement and plan of merger (the “Merger Agreement”) with Morgan Stanley pursuant to which Morgan Stanley will acquire EVC and its affiliates, including both of the Advisers (the “Transaction”). The closing of the Transaction is subject to the completion or waiver of various conditions, and is expected to close in the second quarter of 2021 (the “Closing”).

The Transaction is relevant to your Fund(s) because either Eaton Vance or BMR serves as investment adviser to your Fund or as investment adviser to a Fund in which your Fund invests. In addition, certain Funds have investment sub-advisory relationships with the Sub-Advisers. Because each of the Advisers, EVAIL, Parametric, and Atlanta Capital are each wholly-owned subsidiaries of EVC, upon the Closing, each of the Advisers, EVAIL, Parametric, and Atlanta Capital will become indirect wholly-owned subsidiaries of Morgan Stanley. Hexavest, which is 49% owned by EVC and its affiliates, will become 49% owned by Morgan Stanley upon the Closing.

Upon the Closing, each Fund’s investment advisory agreement with its Adviser and, if applicable, investment sub-advisory agreement with its Sub-Adviser, may be deemed to automatically terminate. This is because the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as the Funds, requires investment advisory and investment sub-advisory agreements to terminate automatically in the event of an assignment of the agreement.

With respect to the New IAA Series, which invest their assets in a Portfolio pursuant to a master-feeder arrangement, there is currently no investment advisory agreement or sub-advisory agreement in place. Rather, there exists an investment advisory agreement between the underlying Portfolio and BMR and, if applicable, a sub-advisory agreement between BMR and the applicable Sub-Adviser, and the New IAA Series allocates all of its assets to such underlying Portfolio. For consistency across similarly structured funds and investment flexibility, Eaton Vance proposed, and the Board of each such New IAA Series has approved, new investment advisory agreements and, where applicable, sub-advisory agreements, with respect to the New IAA Series. These agreements are being proposed irrespective of the Transaction and are proposed to become effective even if the Closing does not occur. If the Closing does not occur, EVC will continue to be the parent company of each of the Advisers, EVAIL, Parametric, and Atlanta Capital.

Each Fund’s Board unanimously recommends that you approve, and/or submit voting instructions to approve, a new investment advisory agreement with the applicable Adviser and, if applicable, a new investment sub-advisory agreement with the applicable Sub-Adviser, to ensure that these entities will serve as the Funds’ investment advisers and, if applicable, sub-advisers upon the Closing. In connection with the Transaction, each Adviser proposed, and each Fund’s Board approved, a new investment advisory agreement and, if applicable, investment sub-advisory agreement for each Fund. This Proxy Statement describes the Transaction and the new investment advisory agreement and, if applicable, investment sub-advisory agreement for each Fund.

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Q: How will the Transaction affect the Advisers and the Sub-Advisers?

A: Following the Closing, each of Eaton Vance and BMR is expected to operate as an indirect wholly-owned subsidiary of Morgan Stanley and is expected to retain its existing portfolio management and other key personnel who provide services to the Funds. Further, EVAIL, Parametric, Atlanta Capital, and Hexavest are expected to maintain their respective portfolio management and other key personnel who provide services to the Funds. The Transaction is not expected to affect GSAM, BMO GAM (Asia), or RBA.

Q: How will the Transaction potentially benefit my Fund?

A: It is expected that the Transaction will deliver long-term financial benefits for the Funds. The combined business of EVC and Morgan Stanley will offer a unique public and private market investment solution set to clients in the industry and is expected to have the resources to bring deep capital markets and value-added service excellence to EVC and its affiliates’ relationships. Approval of the new investment advisory and investment sub-advisory agreements will provide continuity of the investment program you selected through your investment in the Fund(s) and help to ensure that each Fund’s operations continue uninterrupted after the Closing.

Q: How does the proposed investment advisory agreement and proposed investment sub-advisory agreement, as applicable, differ from my Fund’s current investment advisory agreement and investment sub-advisory agreement, as applicable?

A: While certain provisions have been updated, the proposed investment advisory agreements with each Adviser are substantially similar to the current investment advisory agreements with such Adviser, and the proposed investment sub-advisory agreements with each Sub-Adviser are substantially similar to the current investment sub-advisory agreements with such Sub-Adviser. The services that your Fund(s) will receive under the new investment advisory agreement and, if applicable, investment sub-advisory agreement are expected to be substantially similar to those it receives under the current investment advisory agreement and, if applicable, investment sub-advisory agreement.

The material differences between (i) the provisions of the proposed investment advisory agreement and each Fund’s current investment advisory agreement and, if applicable, (ii) the provisions of the proposed investment sub-advisory agreement and a Fund’s current investment sub-advisory agreement, are described in more detail within this Proxy Statement and in various Appendices to this Proxy Statement.

For each New IAA Series, the proposed investment advisory agreement with Eaton Vance and, if applicable, the proposed sub-advisory agreement between Eaton Vance and the applicable Sub-Adviser, are substantially similar to the current investment advisory agreements between BMR and the applicable Portfolio in which each such New IAA Series invests and, if applicable, the current sub-advisory agreement between BMR and the applicable Sub-Adviser.

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Q: Will my Fund’s contractual management fee rates increase?

A: No. As shown in Appendices D and E hereto, respectively, the investment advisory fee rates and the investment advisory and administrative services fee rates (referred to collectively as “management fee” rates) proposed for the Funds will remain the same as under their existing agreements. No Sub-Adviser will receive increased investment sub-advisory fees as a result of the Transaction, as shown in Appendix F. The Advisers and certain of the Sub-Advisers have contractually agreed to reimburse certain Funds’ expenses for a specified period and will continue to do so following the Transaction, as set forth in Appendix G.

No changes in the management fees paid by the New IAA Series are anticipated if these agreements are approved by shareholders. Eaton Vance will not charge a management fee with respect to Series assets invested in an underlying Portfolio or other investment company for which Eaton Vance or its affiliates serve as investment adviser and receive an advisory fee. In the event Eaton Vance manages directly any assets of a New IAA Series, the applicable management fee rate payable by such New IAA Series will be the same as that payable to BMR by its corresponding Portfolio. Each New IAA Series expects to continue to invest all of its assets in its respective underlying Portfolio.

Q: Will the new investment advisory agreement and the new investment sub-advisory agreements result in any changes in the portfolio management, investment objective(s), or investment strategy of my Fund?

A: No. The new agreements are not expected to result in any changes to any Fund’s investment objective(s) or investment strategy. Further, the portfolio managers for each Fund (except the New IAA Series, which currently have no portfolio managers) are expected to continue in such roles upon the Closing. The New IAA Series will have the same portfolio managers as their respective corresponding Portfolio, although Eaton Vance will serve as investment adviser to the New IAA Series and BMR will continue to serve as investment adviser to the Portfolios. Eaton Vance and BMR are each wholly-owned subsidiaries of EVC that share common officers, employees, and resources with respect to the management of the applicable Series.

Q: Will one Proposal pass if the other Proposals are not approved?

A: Except with respect to the New IAA Series, the Proposals are subject to the Closing. If the Closing does not occur, the Proposals will be deemed null and the Boards will consider whether other appropriate actions are warranted, except that investment advisory and sub-advisory agreements for New IAA Series will be implemented if approved by shareholders. Proposal 1 is not contingent on the approval of any other Proposal. Proposal 2, with respect to a particular Series, is contingent upon approval of Proposal 1 by that Series. If the shareholders of a given Series do not approve Proposal 1, then Proposal 2 will be deemed null with respect to that Series and the Board of that Series will then consider whether other appropriate actions, if any, are warranted.

Proposal 3 and Proposal 4 request instructions on how an Investing Fund should vote its interest in one or more Underlying Funds, and are therefore not contingent on the approval of any other Proposal. At the meetings of the Underlying Funds, which will take place on February 18, 2021, the approval of an Underlying Fund’s investment advisory agreement (for

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which Proposal 3 seeks your instructions) will not be contingent on the approval of any other proposal and the approval of an Underlying Fund’s investment sub-advisory agreement, as applicable (for which Proposal 4 seeks your instructions), will be contingent on the approval of such Underlying Fund’s investment advisory agreement. If the interestholders of a given Underlying Fund do not approve the investment advisory agreement for such Underlying Fund (for which Proposal 3 seeks your instructions), then any approval of the investment sub-advisory agreement for such Underlying Fund (for which Proposal 4 seeks your instructions) will be deemed null with respect to that Underlying Fund and the Board of that Underlying Fund will then consider whether other appropriate actions, if any, are warranted.

Q: Will the Transaction be completed if the Proposal(s) are not approved?

A: The Closing may take place even if shareholders of a Fund(s) do not approve the Proposal(s). If this should happen, the Board(s) of such Fund(s) would consider what additional actions to take, which could include continuing to solicit approval of a new investment advisory or sub-advisory agreement. In addition, the Advisers could (and expect to) propose that the Board of each Fund approve an interim investment advisory agreement and, as applicable, an interim investment sub-advisory agreement to permit continuity of management while solicitation continues. The terms of the interim investment advisory and sub-advisory agreements would be identical to those of the current agreements except for term and escrow provisions required by applicable law.

Q: I am the shareholder of a Series that invests its assets in one or more Portfolios or other Underlying Funds. Why am I being asked to provide voting instructions for Proposals 3 and 4?

A: Certain Series are Investing Funds that invest their assets in one or more Underlying Funds (Portfolios or other Underlying Funds) in a master-feeder or fund-of-funds arrangement. The Underlying Fund(s) in which these Investing Funds invest are set forth in Appendix U. Shareholders of each Investing Fund are being asked to provide instructions regarding how their Investing Fund(s), as beneficial owner of interests in the Underlying Fund, should vote on the proposals to approve the investment advisory agreement and any applicable sub-advisory agreement for the Underlying Fund (this is known as “pass-through voting”). This means that each Investing Fund will vote its interest in the Underlying Fund in accordance with the voting instructions received from the Investing Fund’s shareholders and will vote its interest in the Underlying Fund with respect to which it has not received voting instructions in the same proportion (for, against, or abstain) as the interest for which it has received timely instructions from other Series shareholders (this is known as “echo voting”). The Investing Funds do not require that a specified number of shareholders submit voting instructions before an Investing Fund will vote its interest in the applicable Underlying Fund at the applicable meeting of holders of such Underlying Fund (the meeting of the interestholders of the Portfolios to be held separately from the Meeting held for shareholders of the Series). Because each Investing Fund will use echo voting, a small number of shareholders could determine how an Investing Fund votes if other shareholders fail to vote. If you are a shareholder in an Investing Fund that invests in an Underlying Fund, you will be asked to vote to approve the investment advisory agreement and, if applicable, sub-advisory agreement for your Investing Fund and will also be asked to provide voting instructions with respect to the approval of the investment advisory agreement and, if applicable, sub-advisory agreement for the Underlying Fund(s) in which your Investing Fund invests.

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Q: How does the Board recommend that shareholders of each Fund vote on the Proposals?

A: Each Board unanimously recommends that you vote, or submit voting instructions, FOR each Proposal applicable to your Fund(s).

Q: Who is asking for my vote?

A: The enclosed proxy card is solicited by each Series’s Board for use at the Meeting of each Series to be held on February 18, 2021 and, if your Series’s Meeting is adjourned or postponed, at any later meetings held, as permitted by such Series’s organizational documents, for the purposes stated in the Notice of Joint Special Meeting provided herewith. The Notice of Joint Special Meeting, the proxy cards, and the Proxy Statement are expected to be mailed beginning on or about December [23], 2020. The Investing Funds will vote their interests in the Portfolios at a separate meeting of Portfolio interestholders to be held on February 18, 2021.

Q: Who is eligible to vote?

A: Shareholders of record of each Series at the close of business on December 11, 2020 (the “Record Date”) who have voting power with respect to such shares are entitled to be present and to vote and, as applicable, give instruction at the Meeting. Such Record Date shall apply to any adjourned or postponed meeting unless the Board fixes a new record date.

The number of voting securities of each Series outstanding and entitled to vote on the Record Date, and the number of voting securities of each Portfolio outstanding on the Record Date, is shown in Appendix H. Each whole share held by a shareholder having voting power with respect to such share is entitled to one vote, with fractional shares voting proportionately. Shares represented by your duly executed proxy card(s) will be voted in accordance with your instructions. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before your Series’s Meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

The number of voting interests entitled to vote at the separate meeting of Portfolio interestholders to be held on February 18, 2021 is also shown in Appendix G. Interestholders of the Portfolios will not be asked to vote at the Meeting.

Q: I am the owner of a variable life insurance separate account or a variable annuity contract offered by my insurance company. I am not a shareholder of the Funds. Why am I being asked to vote on proposals for Eaton Vance VT Floating-Rate Income Fund (“VT Floating-Rate Income Fund”) shareholders?

A: You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance separate account and/or variable annuity contract (each a “Contract”) in VT Floating-Rate Income Fund. Although you receive the gains, losses, and income from this investment, your insurance company holds on your behalf any shares

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corresponding to your account’s investment in VT Floating-Rate Income Fund. Thus, you are not the “shareholder” of VT Floating-Rate Income Fund; rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote VT Floating-Rate Income Fund shares corresponding to your investment through your Contract. It is your insurance company, as the shareholder, that will actually vote the shares that correspond to your investment (likely by executing a proxy card) once it receives instructions from its Contract owners.

This Proxy Statement is, therefore, used to solicit voting instructions from you and other owners of Contracts. All persons entitled to direct the voting of shares of VT Floating-Rate Income Fund, whether or not they are shareholders, are described as voting for purposes of the Proxy Statement.

Q: How do I vote my shares?

A: You may vote your shares in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed proxy card(s) and follow the directions.
•	By internet: Access the website address printed on the enclosed proxy card(s) and follow the directions on the website.
•	By mail: Complete, sign, and date the proxy card(s) you received and return in the self-addressed, postage-paid envelope.
•	At the Meeting: Vote your shares at the Meeting scheduled to be held at the principal office of the Funds, Two International Place, Boston, Massachusetts 02110, on February 18, 2021 at 11:30 a.m. Eastern Time.

Q: Is my Fund paying for the Transaction or this proxy solicitation?

A: No. The Funds will not bear any portion of the costs associated with the Transaction. All costs of this Proxy Statement and the Meeting, including proxy solicitation costs, legal fees, and the costs of printing and mailing this Proxy Statement, will be borne by EVC.

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Summary of Proposals

The following is a summary of each Proposal to be presented at the Meeting, and identifies which Series’s shareholders are being asked to vote on, or provide voting instructions with respect to, each Proposal. The enclosed proxy card(s) indicate the Series in which you hold shares and the Proposals on which you are being asked to vote or provide instructions.

Proposals:

1.	To approve a new investment advisory agreement for each Series with Eaton Vance Management (“Eaton Vance”) or Boston Management and Research (“BMR”), as applicable
1A.	To approve a new investment advisory agreement with Eaton Vance or BMR, as applicable, to serve as the Series’s investment adviser

Eaton Vance

Eaton Vance Growth Trust

Eaton Vance Worldwide Health Sciences Fund

Eaton Vance Mutual Funds Trust

Eaton Vance AMT-Free Municipal Income Fund

Eaton Vance Emerging and Frontier Countries Equity Fund

Eaton Vance Emerging Markets Local Income Fund

Eaton Vance Floating-Rate Advantage Fund*

Eaton Vance Floating-Rate Fund*

Eaton Vance Floating-Rate & High Income Fund

Eaton Vance High Income Opportunities Fund*

Eaton Vance Global Bond Fund

Eaton Vance Global Macro Absolute Return Fund

Eaton Vance Short Duration Strategic Income Fund

Eaton Vance Stock Fund*

Eaton Vance Tax-Managed Equity Asset Allocation Fund

Eaton Vance Tax-Managed Global Dividend Income Fund

Eaton Vance Tax-Managed Growth Fund 1.1*

Eaton Vance Tax-Managed Growth Fund 1.2*

Eaton Vance Tax-Managed Multi-Cap Fund*

Eaton Vance Tax-Managed Small-Cap Fund*

Eaton Vance Tax-Managed Value Fund*

Parametric Emerging Markets Fund

Parametric Tax-Managed International Equity Fund*

Eaton Vance Series Trust

Eaton Vance Tax-Managed Growth Fund 1.0*

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Eaton Vance Series Trust II

Parametric Tax-Managed Emerging Markets Fund

Eaton Vance Special Investment Trust

Eaton Vance Balanced Fund

Eaton Vance Core Bond Fund*

Eaton Vance Real Estate Fund

Eaton Vance Short Duration Inflation-Protected Income Fund

Eaton Vance Variable Trust

Eaton Vance VT Floating-Rate Income Fund

* Denotes Series that currently have no investment advisory agreement and for which approval is being sought for a new investment advisory agreement (New IAA Series).

BMR

Eaton Vance Growth Trust

Eaton Vance Atlanta Capital Focused Growth Fund

Eaton Vance Atlanta Capital SMID-Cap Fund

Eaton Vance Greater China Growth Fund

Eaton Vance Investment Trust

Eaton Vance Floating-Rate Municipal Income Fund

Eaton Vance National Limited Maturity Municipal Income Fund

Eaton Vance New York Municipal Opportunities Fund

Eaton Vance Municipals Trust

Eaton Vance Arizona Municipal Income Fund

Eaton Vance California Municipal Opportunities Fund

Eaton Vance Connecticut Municipal Income Fund

Eaton Vance Georgia Municipal Income Fund

Eaton Vance Maryland Municipal Income Fund

Eaton Vance Massachusetts Municipal Income Fund

Eaton Vance Minnesota Municipal Income Fund

Eaton Vance Missouri Municipal Income Fund

Eaton Vance National Municipal Income Fund

Eaton Vance New Jersey Municipal Income Fund

Eaton Vance New York Municipal Income Fund

Eaton Vance North Carolina Municipal Income Fund

Eaton Vance Ohio Municipal Income Fund

Eaton Vance Oregon Municipal Income Fund

Eaton Vance Pennsylvania Municipal Income Fund

Eaton Vance South Carolina Municipal Income Fund

Eaton Vance Virginia Municipal Income Fund

Eaton Vance Municipals Trust II

Eaton Vance High Yield Municipal Income Fund

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Eaton Vance Mutual Funds Trust

Eaton Vance Core Plus Bond Fund

Eaton Vance Global Income Builder Fund

Eaton Vance Global Small-Cap Equity Fund

Eaton Vance Government Opportunities Fund

Eaton Vance Short Duration Government Income Fund

Eaton Vance Series Trust II

Eaton Vance Income Fund of Boston

Eaton Vance Special Investment Trust

Eaton Vance Dividend Builder Fund

Eaton Vance Greater India Fund

Eaton Vance Growth Fund

Eaton Vance Large-Cap Value Fund

Eaton Vance Small-Cap Fund

Eaton Vance Special Equities Fund

1B.	To approve a new investment advisory and administrative agreement with Eaton Vance to serve as the Series’s investment adviser and administrator

Eaton Vance Growth Trust

Eaton Vance Atlanta Capital Select Equity Fund

Eaton Vance Focused Global Opportunities Fund

Eaton Vance Focused Growth Opportunities Fund

Eaton Vance Focused Value Opportunities Fund

Eaton Vance Hexavest Global Equity Fund

Eaton Vance Hexavest International Equity Fund

Eaton Vance International Small-Cap Fund

Eaton Vance Richard Bernstein All Asset Strategy Fund

Eaton Vance Richard Bernstein Equity Strategy Fund

Eaton Vance Investment Trust

Eaton Vance Short Duration Municipals Opportunities Fund

Eaton Vance Municipals Trust

Eaton Vance Municipal Opportunities Fund

Eaton Vance Municipals Trust II

Parametric TABS Intermediate-Term Municipal Bond Fund

Parametric TABS Short-Term Municipal Bond Fund

Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund

Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund

Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund

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Eaton Vance Mutual Funds Trust

Eaton Vance Emerging Markets Debt Fund

Eaton Vance Global Macro Absolute Return Advantage Fund

Eaton Vance Multi-Asset Credit Fund

Eaton Vance Short Duration High Income Fund

Parametric Commodity Strategy Fund

Parametric Dividend Income Fund

Parametric International Equity Fund

Parametric Volatility Risk Premium – Defensive Fund

Eaton Vance Series Fund, Inc.

Eaton Vance Emerging Markets Debt Opportunities Fund

Eaton Vance NextShares Trust

Eaton Vance Global Income Builder NextShares

Eaton Vance Stock NextShares

Eaton Vance NextShares Trust II

Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares

2.	To approve a new investment sub-advisory agreement with the noted Sub-Adviser for each applicable Series listed below
2A.	To approve a new investment sub-advisory agreement with Eaton Vance Advisers International Ltd. (“EVAIL”) to serve as the Series’s investment sub-adviser

Eaton Vance Growth Trust

Eaton Vance Focused Global Opportunities Fund

Eaton Vance International Small-Cap Fund

Eaton Vance Worldwide Health Sciences Fund

Eaton Vance Mutual Funds Trust

Eaton Vance Global Income Builder Fund

Eaton Vance Global Small-Cap Equity Fund

Eaton Vance High Income Opportunities Fund*

Eaton Vance Multi-Asset Credit Fund

Eaton Vance Tax-Managed Global Dividend Income Fund

Eaton Vance Series Trust II

Eaton Vance Income Fund of Boston

Eaton Vance NextShares Trust

Eaton Vance Global Income Builder NextShares

* Denotes Series that currently has no investment sub-advisory agreement and for which approval is being sought for a new investment sub-advisory agreement (New IAA Series).

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2B.	To approve a new investment sub-advisory agreement with Parametric Portfolio Associates LLC (“Parametric”) to serve as the Series’s investment sub-adviser

Eaton Vance Municipals Trust II

Parametric TABS Intermediate-Term Municipal Bond Fund

Parametric TABS Short-Term Municipal Bond Fund

Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund

Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund

Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund

Eaton Vance Mutual Funds Trust

Parametric Commodity Strategy Fund

Parametric Dividend Income Fund

Parametric Emerging Markets Fund

Parametric International Equity Fund

Parametric Tax-Managed International Equity Fund*

Parametric Volatility Risk Premium – Defensive Fund

Eaton Vance Series Trust II

Parametric Tax-Managed Emerging Markets Fund

Eaton Vance NextShares Trust II

Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares

* Denotes Series that currently has no investment sub-advisory agreement and for which approval is being sought for a new investment sub-advisory agreement (New IAA Series).

2C.	To approve a new investment sub-advisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) to serve as the Series’s investment sub-adviser

Eaton Vance Special Investment Trust

Eaton Vance Greater India Fund

2D.	To approve a new investment sub-advisory agreement with BMO Global Asset Management (Asia) Limited (“BMO GAM (Asia)”) to serve as the Series’s investment sub-adviser

Eaton Vance Growth Trust

Eaton Vance Greater China Growth Fund

2E.	To approve a new investment sub-advisory agreement with Atlanta Capital Management Company, LLC (“Atlanta Capital”) to serve as the Series’s investment sub-adviser
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Eaton Vance Growth Trust

Eaton Vance Atlanta Capital Focused Growth Fund

Eaton Vance Atlanta Capital Select Equity Fund

Eaton Vance Atlanta Capital SMID-Cap Fund

2F.	To approve a new investment sub-advisory agreement with Hexavest Inc. (“Hexavest”) to serve as the Series’s investment sub-adviser

Eaton Vance Growth Trust

Eaton Vance Hexavest Global Equity Fund

Eaton Vance Hexavest International Equity Fund

2G.	To approve a new investment sub-advisory agreement with Richard Bernstein Advisors LLC (“RBA”) to serve as the Series’s investment sub-adviser

Eaton Vance Growth Trust

Eaton Vance Richard Bernstein All Asset Strategy Fund

Eaton Vance Richard Bernstein Equity Strategy Fund

3.	To provide voting instructions to each applicable Investing Fund with respect to the approval of a new investment advisory agreement with Eaton Vance or BMR, as applicable, to serve as investment adviser to the Underlying Fund(s) in which such Investing Fund invests
3A.	To provide voting instructions to each applicable Investing Fund, each of which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to the Portfolio in which such Investing Fund invests
Investing Fund	Portfolio
Eaton Vance Core Bond Fund	Core Bond Portfolio
Eaton Vance Emerging and Frontier Countries Equity Fund	Global Macro Capital Opportunities Portfolio
Eaton Vance Emerging Markets Local Income Fund	Emerging Markets Local Income Portfolio
Eaton Vance Floating-Rate Advantage Fund	Senior Debt Portfolio
Eaton Vance Floating-Rate Fund	Eaton Vance Floating Rate Portfolio
Eaton Vance Global Bond Fund	International Income Portfolio
Eaton Vance Global Income Builder Fund	Global Income Builder Portfolio

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Eaton Vance Global Income Builder NextShares	Global Income Builder Portfolio
Eaton Vance Global Macro Absolute Return Advantage Fund	Global Macro Absolute Return Advantage Portfolio
Eaton Vance Global Macro Absolute Return Fund	Global Macro Portfolio
Eaton Vance Greater India Fund	Greater India Portfolio
Eaton Vance High Income Opportunities Fund	High Income Opportunities Portfolio
Eaton Vance Stock Fund	Stock Portfolio
Eaton Vance Stock NextShares	Stock Portfolio
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	5-to-15 Year Laddered Municipal Bond Portfolio
Eaton Vance Tax-Managed Growth Fund 1.0	Tax-Managed Growth Portfolio
Eaton Vance Tax-Managed Growth Fund 1.1	Tax-Managed Growth Portfolio
Eaton Vance Tax-Managed Growth Fund 1.2	Tax-Managed Growth Portfolio
Eaton Vance Tax-Managed Multi-Cap Growth Fund	Tax-Managed Multi-Cap Growth Portfolio
Eaton Vance Tax-Managed Small-Cap Fund	Tax-Managed Small-Cap Portfolio
Eaton Vance Tax-Managed Value Fund	Tax-Managed Value Portfolio
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund	5-to-15 Year Laddered Municipal Bond Portfolio
Parametric Tax-Managed International Equity Fund	Tax-Managed International Equity Portfolio

3B.	To provide voting instructions to Eaton Vance Floating-Rate & High Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Eaton Vance Floating Rate Portfolio
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3C.	To provide voting instructions to Eaton Vance Floating-Rate & High Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to High Income Opportunities Portfolio
3D.	To provide voting instructions to Eaton Vance Tax-Managed Equity Asset Allocation Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Tax-Managed Growth Portfolio
3E.	To provide voting instructions to Eaton Vance Tax-Managed Equity Asset Allocation Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Tax-Managed International Equity Portfolio
3F.	To provide voting instructions to Eaton Vance Tax-Managed Equity Asset Allocation Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Tax-Managed Multi-Cap Growth Portfolio
3G.	To provide voting instructions to Eaton Vance Tax-Managed Equity Asset Allocation Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Tax-Managed Small-Cap Portfolio
3H.	To provide voting instructions to Eaton Vance Tax-Managed Equity Asset Allocation Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Tax-Managed Value Portfolio
3I.	To provide voting instructions to Eaton Vance Balanced Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Core Bond Portfolio
3J.	To provide voting instructions to Eaton Vance Balanced Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Stock Portfolio
3K.	To provide voting instructions to Eaton Vance Short Duration Inflation-Protected Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Eaton Vance Floating Rate Portfolio
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3L.	To provide voting instructions to Eaton Vance Short Duration Inflation-Protected Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Senior Debt Portfolio
3M.	To provide voting instructions to Eaton Vance Short Duration Strategic Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Global Opportunities Portfolio
3N.	To provide voting instructions to Eaton Vance Short Duration Strategic Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Global Macro Absolute Return Advantage Portfolio
3O.	To provide voting instructions to Eaton Vance Short Duration Strategic Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Senior Debt Portfolio
3P.	To provide voting instructions to Eaton Vance Short Duration Strategic Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Emerging Markets Local Income Portfolio
3Q.	To provide voting instructions to Eaton Vance Short Duration Strategic Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory and administrative agreement with Eaton Vance to serve as investment adviser and administrator to Eaton Vance Emerging Markets Debt Opportunities Fund
4.	To provide voting instructions to each applicable Investing Fund with respect to the approval of a new investment sub-advisory agreement with the noted Sub-Adviser to serve as investment sub-adviser to the Portfolio(s) in which such Investing Fund invests
4A.	To provide voting instructions to each applicable Investing Fund, each of which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment sub-advisory agreement with EVAIL to serve as the investment sub-adviser to the Portfolio in which such Investing Fund invests
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Investing Fund	Portfolio
Eaton Vance Global Income Builder Fund	Global Income Builder Portfolio
Eaton Vance Global Income Builder NextShares	Global Income Builder Portfolio
Eaton Vance High Income Opportunities Fund	High Income Opportunities Portfolio

4B.	To provide voting instructions to Eaton Vance Floating-Rate & High Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment sub-advisory agreement with EVAIL to serve as the investment sub-adviser to High Income Opportunities Portfolio
4C.	To provide voting instructions to Eaton Vance Tax-Managed Equity Asset Allocation Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment sub-advisory agreement with Parametric to serve as the investment sub-adviser to Tax-Managed International Equity Portfolio
4D.	To provide voting instructions to each applicable Investing Fund, each of which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment sub-advisory agreement with Parametric to serve as the investment sub-adviser to the Portfolio in which such Investing Fund invests
Investing Fund	Portfolio
Parametric Tax-Managed International Equity Fund	Tax-Managed International Equity Portfolio
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund	5-to-15 Year Laddered Municipal Bond Portfolio
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	5-to-15 Year Laddered Municipal Bond Portfolio

4E.	To provide voting instructions to Eaton Vance Greater India Fund, which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment sub-advisory agreement with GSAM to serve as the investment sub-adviser to Greater India Portfolio

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Proposal 1

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT

Each Board has unanimously approved, and recommends that shareholders of each Series approve, a new investment advisory agreement between the Series and Eaton Vance or BMR, as applicable, as investment adviser. Eaton Vance and BMR are each wholly-owned subsidiaries of EVC that share common officers, employees, and resources with respect to the management of the applicable Series.

Proposal 1A:	To Approve a New Investment Advisory Agreement with Eaton Vance or BMR, as applicable

It is proposed that Eaton Vance or BMR, as applicable, serve as investment adviser to each Series listed in Proposal 1A under “Summary of Proposals” herein pursuant to a new investment advisory agreement between each such Series and Eaton Vance or BMR, as applicable.

The form of the proposed investment advisory agreement with Eaton Vance or BMR, as applicable, is attached as Appendix I. You should refer to Appendix I for the complete terms of each applicable Series’s proposed investment advisory agreement.

Proposal 1B:	To Approve a New Investment Advisory and Administrative Agreement with Eaton Vance

It is proposed that Eaton Vance serve as investment adviser and administrator to each Series listed in Proposal 1B under “Summary of Proposals” herein pursuant to a new investment advisory and administrative agreement between each such Series and Eaton Vance.

The form of the proposed investment advisory and administrative agreement is attached as Appendix J. You should refer to Appendix J for the complete terms of each Series’s applicable proposed investment advisory and administrative agreement.

Proposal 1A:	To Approve a New Investment Advisory Agreement with Eaton Vance or BMR

Comparison of New Investment Advisory Agreements with Current Investment Advisory Agreements

Eaton Vance proposed, and each Board has approved, a new investment advisory agreement for each New IAA Series (which currently do not have any investment advisory agreement in place). For the New IAA Series, discussions in this section of proposed changes are not applicable. Summaries of the terms of the proposed investment advisory agreements apply equally to all Series unless otherwise noted. In addition, with respect to the other Series, each of Eaton Vance and BMR proposed, and each Board approved, certain changes to the provisions of the current investment advisory agreements for those Series in order to standardize, clarify, and modernize the terms of the agreements. The Boards believe that this standardization will benefit shareholders by making the administration of the Series’ investment advisory agreements more efficient.

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The terms of the proposed investment advisory agreements, and material differences between the proposed investment advisory agreements and the current agreements, are described generally below. Differences in language, stylistic changes, and changes to provisions that would not result in a change to a reasonable substantive interpretation of an agreement are not included in the below description; however, the complete text of the form of the proposed investment advisory agreement with Eaton Vance or BMR, as applicable, is attached as Appendix I. The date of each Series’s current investment advisory agreement, the date on which it was last approved by shareholders, and the date on which its continuance was last approved by the relevant Board is set forth in Appendix L.

Fees. No Series will experience increased management fee rates as a result of the Transaction. The contractual advisory fee rates for each Series under the proposed investment advisory agreements with each such Series’s Adviser will be the same as the contractual rate of fees currently payable to such Adviser under the existing investment advisory agreements. Separately executed permanent contractual management fee reduction arrangements currently in place for a Series, if any, will be reflected in the compensation terms in that Series’s new investment advisory agreement. With respect to the New IAA Series, no increase in management fees will result from the proposed investment advisory agreements because Eaton Vance will not charge a management fee with respect to Series assets invested in an underlying Portfolio or other investment company for which Eaton Vance or its affiliates serve as investment adviser and receive an advisory fee. The fee schedules to the current and proposed investment advisory agreements for each relevant Series are described in Appendix D.

Investment Management Services. The current and proposed investment advisory agreements contain substantially similar provisions relating to the retention of the Adviser to act as investment adviser for, and to manage the investment and reinvestment of the assets of, each Series. In pursuit of the foregoing, each Adviser shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of, or exchanged and what portion of a Series’s assets shall be held uninvested, subject always to the applicable restrictions of the relevant Series’s organizational documents and registration statement.

While the respective Adviser’s role is not changing under the proposed investment advisory agreements, the proposed agreements explicitly state that the Adviser shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of a Series, nor shall the Adviser be deemed to have any responsibility with respect to functions specifically assumed by any transfer agent, administrator, custodian, or shareholder servicing agent of the Series. The current investment advisory agreements for Eaton Vance Emerging and Frontier Countries Equity Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Balanced Fund, and Eaton Vance Worldwide Health Sciences Fund already include language to this effect.

With respect to Eaton Vance AMT-Free Municipal Income Fund, the proposed investment advisory agreement removes language stating that Eaton Vance will at all times use its best efforts to safeguard and promote the welfare of the Series. The removal of this language does not reflect a substantive change in light of the fiduciary duty Eaton Vance owes to the Eaton Vance AMT-Free Municipal Income Fund in its role as investment adviser to the Series.

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Best Execution. The proposed investment advisory agreements provide that the Adviser shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Series and describe considerations for the Adviser’s selection of brokers and dealers, including soft dollar considerations, which are subject to policies and procedures adopted by the Board. This concept is included in various other forms in the current investment advisory agreements for the Series, either through reference to the policies and procedures adopted by the Board or through a description of best execution considerations. This provision was updated in the proposed investment advisory agreements to more closely reflect statutory requirements relating to the payment of brokerage commission rates for investment transactions and align the language across agreements.

While the current investment advisory agreements for the Series provide that the Adviser shall place purchase and sale orders either directly with the issuer or with brokers or dealers, the proposed investment advisory agreements provide that the Adviser may also place such orders with futures commission merchants or other market participants selected by the Adviser. The language in the proposed investment advisory agreements reflects the different types of investments in which the Series may transact.

Delegation of Responsibilities. The current and proposed investment advisory agreements (with the exception of the current investment advisory agreement for Eaton Vance AMT-Free Municipal Income Fund) explicitly permit the Adviser to employ one or more sub-advisers with respect to any Series. The proposed investment advisory agreements make clear that the Adviser may, with the approval of the Board of a Series and without the vote of any shareholders of the Series, terminate any agreement with any sub-adviser and/or enter into an agreement with one or more other sub-advisers, all as permitted by the 1940 Act and the rules thereunder. In addition, pursuant to the proposed investment advisory agreements, in the event a sub-adviser is employed, the Adviser retains the authority to immediately assume responsibility for any functions delegated to such sub-adviser, subject to approval by the Board and notice to the sub-adviser; this is also explicitly permitted by the current investment advisory agreements for certain Series.1

Expenses. The current and proposed investment advisory agreements provide that the Series will pay all expenses other than those expressly stated to be payable by the Adviser, including certain expenses set forth in the agreement. The proposed investment advisory agreements provide updated examples of the various expenses that may be borne by the Series. In addition, the proposed investment advisory agreements clarify that the Adviser shall pay the entire salaries and fees of all Series Board members and officers who are employed by the Adviser and who devote part or all of their time to the affairs of the Adviser. The expense provisions in the proposed investment advisory agreements are intended to clarify existing arrangements and, if approved, would not result in a change to expenses that the Series currently bear.

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1 These Series include Eaton Vance Short Duration Inflation-Protected Income Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Balanced Fund, Eaton Vance Worldwide Health Sciences Fund, Eaton Vance Core Plus Bond Fund, and Eaton Vance Greater India Fund.

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Limitation of Liability. Both the current and proposed investment advisory agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, the Adviser shall not be subject to liability to the Series or to any shareholder of the Series for any act or omission in connection with rendering services under the agreement.

The proposed investment advisory agreements include an acknowledgement of the limited personal liability of the board members, officers, and shareholders of each of the Adviser and the Series as provided for in the Declarations of Trust for each of the Adviser and the applicable Trust.

With respect to AMT-Free Municipal Income Fund, the current and proposed investment advisory agreements include language conditioning the limited liability of Eaton Vance on Eaton Vance having acted in good faith and in a manner it reasonably believed to be in the best interest of the Series.

Third Party Beneficiaries. The proposed investment advisory agreements clarify that such agreements shall not confer upon any person that is not a party to such agreement any right, benefit, or remedy under the agreement. Except with respect to Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Balanced Fund, and Eaton Vance Worldwide Health Sciences Fund, the current investment advisory agreements are silent on this point.

Non-Exclusive Services. The proposed investment advisory agreements clarify that the services of the Adviser to a Series are not exclusive and contemplate that the Adviser may provide investment advice to other funds and accounts that may differ from or conflict with the advice provided to the Series.

Governing Law and Legal Requirements. While the current investment advisory agreements are silent as to governing law, the proposed investment advisory agreements provide that such agreements shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts. The current and proposed investment advisory agreements refer to certain requirements under the 1940 Act and provide that these requirements will be deemed to reflect the effect of any modification or interpretation by any applicable order, rule, regulation, or interpretive release of the U.S. Securities and Exchange Commission (“SEC”) or guidance issued by the staff thereof.

Proposal 1B: To Approve a New Investment Advisory and Administrative Agreement with Eaton Vance

Comparison of New Investment Advisory and Administrative Agreements with Current Investment Advisory and Administrative Agreements

In connection with the approval of new investment advisory and administrative agreements, Eaton Vance proposed, and each Board approved, certain changes to the provisions of the current agreements in order to standardize, clarify, and modernize the current agreements. The Boards believe that this standardization will benefit shareholders by making the administration of the Series’ investment advisory and administrative agreements more efficient.

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The terms of the proposed investment advisory and administrative agreements, and material differences between the proposed investment advisory and administrative agreements and the current agreements, are described generally below. Differences in language, stylistic changes, and changes to provisions that would not result in a change to a reasonable substantive interpretation of an agreement are not included in the below description; however, the complete text of the form of the proposed investment advisory and administrative agreement is attached at Appendix J. The date of each Series’s current investment advisory and administrative agreement, the date on which it was last approved by shareholders, and the date on which its continuance was last approved by the relevant Board is set forth in Appendix L.

Fees. No Series will experience increased management fee rates as a result of the Transaction. The contractual fee rates for each Series under the proposed investment advisory and administrative agreements with Eaton Vance will be the same as the contractual rate of fees currently payable to Eaton Vance under the existing investment advisory and administrative agreements. Separately executed permanent contractual management fee reduction arrangements currently in place for a Series, if any, will be reflected in the compensation terms in that Series’s new investment advisory and administrative agreement. The fee schedules to the current and proposed investment advisory and administrative agreements for each relevant Series are described in Appendix E.

Duties of Eaton Vance. The current and proposed investment advisory and administrative agreements contain substantially similar provisions relating to the retention of Eaton Vance to act as investment adviser for, and to manage the investment and reinvestment of, the assets of each Series. In pursuit of the foregoing, Eaton Vance shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of, or exchanged and what portion of a Series’s assets shall be held uninvested, subject always to the applicable restrictions of the relevant Series’s organizational documents and registration statement.

The current and proposed investment advisory and administrative agreements also provide that Eaton Vance will afford the relevant trust or corporation its assistance in the administration of the Series. While additional detail is not provided in the current investment advisory and administrative agreements for certain Series,2 the current agreements for other Series, along with the proposed investment advisory and administrative agreements, specifically delineate certain administrative activities for which Eaton Vance is responsible.

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2 These Series include Parametric TABS Short-Term Municipal Bond Fund, Parametric TABS Intermediate-Term Municipal Bond Fund, Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund, Parametric International Equity Fund, Eaton Vance Richard Bernstein Equity Strategy Fund, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Focused Growth Opportunities Fund, Eaton Vance Focused Value Opportunities Fund, Parametric Commodity Strategy Fund, Eaton Vance Multi-Asset Credit Fund, Eaton Vance Emerging Markets Debt Opportunities Fund, Eaton Vance Richard Bernstein All Asset Strategy Fund, Eaton Vance Municipal Opportunities Fund, and Atlanta Capital Select Equity Fund.

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While Eaton Vance’s role is not changing under the proposed investment advisory and administrative agreements, these proposed agreements, like the current agreements for certain Series,3 explicitly state that Eaton Vance shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of a Series, nor shall Eaton Vance be deemed to have any responsibility with respect to functions specifically assumed by any transfer agent, custodian, or shareholder servicing agent of the Series.

In addition, the current investment advisory and administrative agreements of certain Series4 explicitly assign responsibility to Eaton Vance for administering the Series pursuant to the applicable Series’s compliance policies adopted by the Board. Although this language is not in the proposed agreements, because Eaton Vance has separate obligations with respect to compliance with the applicable Series’s compliance policies and procedures, this will not result in a change in practice.

With respect to Parametric Commodity Strategy Fund, Eaton Vance Multi-Asset Credit Fund, and Eaton Vance Richard Bernstein All Asset Strategy Fund, the proposed investment advisory and administrative agreements remove language stating that Eaton Vance is authorized to establish one or more wholly-owned subsidiaries of the Series. While Eaton Vance’s authority in this regard would not change, Eaton Vance believes this language is not necessary as it is covered by its broad authority to administer the investment affairs of the Series.

Best Execution. The proposed investment advisory and administrative agreements provide that Eaton Vance shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Series and describe considerations for Eaton Vance’s selection of brokers and dealers, including soft dollar considerations, which are subject to policies and procedures adopted by the Board. The current investment advisory and administrative agreements address this concept in less detail, through reference to selecting brokers and dealers in adherence to procedures adopted by the Board. This provision was updated in the proposed investment advisory and administrative agreements to more closely reflect statutory requirements relating to the payment of brokerage commission rates for investment transactions and align the language across agreements.

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3 These Series include Eaton Vance Hexavest Global Equity Fund, Eaton Vance Hexavest International Equity Fund, Eaton Vance Short Duration High Income Fund, Parametric Dividend Income Fund, Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund, Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund, Eaton Vance Focused Global Opportunities Fund, Eaton Vance International Small-Cap Fund, Parametric Volatility Risk Premium – Defensive Fund, Eaton Vance Emerging Markets Debt Fund, Eaton Vance Short Duration Municipal Opportunities Fund, Eaton Vance Stock NextShares, Eaton Vance Global Income Builder NextShares, and Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares.

4 These Series include Eaton Vance Stock NextShares, Eaton Vance Global Income Builder NextShares, and Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares.

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While the current investment advisory and administrative agreements provide that Eaton Vance shall place purchase and sale orders either directly with the issuer or with brokers or dealers, the proposed investment advisory and administrative agreements provide that Eaton Vance may also place such orders with futures commission merchants or other market participants selected by Eaton Vance. The revised language reflects the different types of investments in which the Series may transact.

Delegation of Responsibilities. The current and proposed investment advisory and administrative agreements permit Eaton Vance to employ one or more sub-advisers or sub-administrators with respect to any Series. The proposed investment advisory and administrative agreements make clear that Eaton Vance may, with the approval of the Board of the Series and without the vote of any shareholders, terminate any agreement with any sub-adviser or sub-administrator and/or enter into an agreement with one or more other sub-advisers or sub-administrator, all as permitted by the 1940 Act and the rules thereunder. Substantially similar language is included in the current investment advisory and administrative agreements for all applicable Series, except for Parametric TABS Short-Term Municipal Bond Fund, Parametric TABS Intermediate-Term Municipal Bond Fund, and Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund. In addition, both the current (except for Parametric TABS Short-Term Municipal Bond Fund, Parametric TABS Intermediate-Term Municipal Bond Fund, and Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund) and proposed investment advisory and administrative agreements provide that, in the event a sub-adviser or sub-administrator is employed, Eaton Vance retains the authority to immediately assume responsibility for any functions delegated to such sub-adviser or sub-administrator, and that this authority is subject to approval by the Board and notice to the sub-adviser or sub-administrator.

Expenses. The current and proposed investment advisory and administrative agreements provide that the Series will pay all expenses other than those expressly stated to be payable by Eaton Vance, including certain expenses set forth in the agreement. The proposed investment advisory and administrative agreements provide updated examples of the various expenses that may be borne by the Series. The expense provisions in the proposed investment advisory agreements are intended to clarify existing arrangements and, if approved, would not result in a change in the expenses that the Series currently bear.

Limitation of Liability. Both the current and proposed investment advisory and administrative agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, Eaton Vance shall not be subject to liability to the Series or to any shareholder of the Series for any act or omission in connection with rendering services under the agreement.

The proposed investment advisory and administrative agreements include an acknowledgement of the limited personal liability of the board members, officers, and shareholders of each of Eaton Vance and the Series as provided for in the Declarations of Trust or Articles of Incorporation for each of Eaton Vance and the Series.

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Third Party Beneficiaries. The proposed investment advisory and administrative agreements clarify that such agreements shall not confer upon any person that is not a party to such agreement any right, benefit, or remedy under the agreement. Except for Eaton Vance Focused Global Opportunities Fund, Eaton Vance International Small-Cap Fund, Parametric Volatility Risk Premium – Defensive Fund, Eaton Vance Emerging Markets Debt Fund, Eaton Vance Short Duration Municipal Opportunities Fund, Eaton Vance Stock NextShares, Eaton Vance Global Income Builder NextShares, and Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares, which contain a similar provision, the current investment advisory and administrative agreements are silent on this point.

Non-Exclusive Services. The proposed investment advisory and administrative agreements clarify that the services of Eaton Vance to a Series are not exclusive and contemplate that Eaton Vance may provide investment advice to other funds and accounts that may differ from or conflict with the advice provided to the Series.

Governing Law and Legal Requirements. While the current investment advisory and administrative agreements are silent as to governing law, the proposed investment advisory and administrative agreements provide that such agreements shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts. The current and proposed investment advisory and administrative agreements refer to certain requirements under the 1940 Act and provide that these requirements will be deemed to reflect the effect of any modification or interpretation by any applicable order, rule, regulation, or interpretive release of the SEC or guidance issued by the staff thereof.

Proposal 1:

Description of the Transaction

The Merger Agreement was unanimously approved by the Board of Directors of each of Morgan Stanley and EVC. The Closing is subject to the completion or waiver of customary closing conditions and is expected to close in the second quarter of 2021. Upon the Closing, Eaton Vance, BMR, EVAIL, Parametric, and Atlanta Capital will become indirect wholly-owned subsidiaries of Morgan Stanley. Hexavest, which is 49% owned by EVC and its affiliates, will become 49% owned by Morgan Stanley upon the Closing.

Board Considerations

At a meeting held on November 24, 2020, the Board of each Series, including a majority of the members of the Board who are not “interested persons” of the Adviser to such Series or the Series (the “Independent Board Members”), voted to approve the respective new investment advisory agreements and investment advisory and administrative agreements between the Series and the applicable Adviser. In voting its approval of the new investment advisory agreement, the Board of each Series relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Board Members. Prior to and during meetings leading up to the meeting held on November 24, 2020, each Board’s Contract Review Committee reviewed and discussed information furnished by

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the Advisers and Morgan Stanley, as requested by the Independent Board Members, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the new agreement and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of the Transaction on the Series and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Series and their respective shareholders, each Board and its Contract Review Committee also considered information furnished for prior meetings of the Boards and their committees, including information provided in connection with the annual contract review process for the Series, which most recently culminated in April 2020. The Board of each Series, including the Independent Board Members, concluded that the new investment advisory agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the new investment advisory agreement and to recommend that shareholders do so as well. Each Board’s considerations are described in more detail in Appendix M.

Required Vote and Related Matters

Required Vote. Approval of each Series’s proposed investment advisory agreement requires the affirmative vote of “a majority of the outstanding voting securities” of the Series, defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the Series present or represented by proxy at the Meeting if the holders of more than 50% of outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Series (“1940 Act Majority”), provided the applicable quorum, as described below under “Further Information About Voting and the Joint Special Meeting – Quorum and Methods of Tabulation,” has been satisfied.

Variable Contract Voting. VT Floating-Rate Income Fund is available exclusively as a pooled funding vehicle for variable life insurance separate account and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”) and certain qualified plans. The Participating Insurance Companies own shares of VT Floating-Rate Income Fund as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of VT Floating-Rate Income Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company will vote shares of the VT Floating-Rate Income Fund in accordance with voting instructions received from Contract Owners.

Conditions. Except with respect to the New IAA Series, this Proposal 1 is subject to the Closing. If the Closing does not occur, Proposal 1 will be deemed null (except with respect to a New IAA Series) and the Boards will consider whether other appropriate actions are warranted. Because the New IAA Series do not have existing investment advisory agreements that would be deemed to terminate automatically upon the Closing, approval of Proposal 1 by shareholders of a New IAA Series is not contingent on the Closing. If the Closing does not occur, EVC will continue to be the parent company of each of the Advisers, EVAIL, Parametric, and Atlanta Capital. Assuming the Transaction is completed (or, for the New IAA Series, even if the Transaction is not completed), Proposal 1 will pass for a particular Series if the requisite shareholder vote is obtained for that Series. With respect to each Series, Proposal 1 is not contingent on the approval of Proposal 2, Proposal 3 or Proposal 4 and, further, Proposal 1 is not contingent upon the approval of Proposal 1 by any other Series.

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Please note that even if shareholders of your Series (other than a New IAA Series) approve Proposal 1, it is possible that such Series’s new investment advisory agreement will not take effect. This is because the Closing is subject to the completion or waiver of certain conditions. One of these conditions is that advisory clients of EVC’s investment adviser subsidiaries, which would include the Funds and other advisory clients, representing a specified percentage of EVC revenue as of September 30, 2020, consent to the continuation of their advisory relationships after the Closing, as more fully described in the Merger Agreement that EVC filed with the SEC on October 8, 2020 on Form 8-K, Exhibit 2.1.

On the other hand, the Closing may take place even if shareholders of a Series do not approve Proposal 1. If this should happen, the Board(s) of such Series would consider what additional actions to take, which could include continuing to solicit approval of a new investment advisory agreement. In addition, the Advisers could (and expect to) propose that the Board of each Series approve an interim investment advisory agreement to permit continuity of management while solicitation continues. The terms of the interim investment advisory agreement would be identical to those of the current agreement except for term and escrow provisions required by applicable law.

Wholly-Owned Subsidiary of Parametric Commodity Strategy Fund

Parametric Commodity Strategy Fund has a wholly-owned subsidiary, PSC Commodity Subsidiary, Ltd., formed under the laws of the Cayman Islands, into which it may invest a portion of its assets. The subsidiary has entered into an investment advisory agreement with Eaton Vance. In addition, Eaton Vance and Parametric have entered into an investment sub-advisory agreement pursuant to which Parametric provides investment sub-advisory services to PSC Commodity Subsidiary, Ltd.

Upon the Closing, the subsidiary’s investment advisory agreement with Eaton Vance and the investment sub-advisory agreement with Parametric may be deemed to automatically terminate. In connection with the Transaction, Eaton Vance expects to propose that Parametric Commodity Strategy Fund’s Board approve a new investment advisory agreement and investment sub-advisory agreement for the subsidiary on substantially the same terms as the existing agreements. Shareholders of Parametric Commodity Strategy Fund are not required, and are not being asked, to approve the new investment advisory and sub-advisory agreement for the subsidiary. Commodity Strategy Fund, as sole shareholder of its subsidiary, is expected to approve the new agreements. Approval by Commodity Strategy Fund of a new investment advisory agreement between PSC Commodity Subsidiary, Ltd. and Eaton Vance is contingent upon the related approval of Proposal 1 for Commodity Strategy Fund’s investment advisory agreement.

BOARD RECOMMENDATION

Each Series’s Board, including a majority of the Independent Board Members, believes that the approval of the new investment advisory agreement is in the best interests of the Series. Accordingly, each Series’s Board unanimously recommends that shareholders vote FOR the new investment advisory agreement as described in Proposal 1.

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Proposal 2

TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT

The Boards unanimously approved, and recommend that shareholders of each Series noted below (collectively, the “Sub-Advised Series”) approve, or submit voting instructions to approve, a new investment sub-advisory agreement between the applicable Adviser and Sub-Adviser. As described in more detail below, the Advisers have retained, and intend to continue to retain, EVAIL, Parametric, GSAM, BMO GAM (Asia), Atlanta Capital, Hexavest, and RBA, as applicable, for the Sub-Advised Series noted below.

Proposal 2A:	To approve a new investment sub-advisory agreement with Eaton Vance Advisers International Ltd. (“EVAIL”) to serve as the Series’s investment sub-adviser
Eaton Vance Growth Trust
Eaton Vance Focused Global Opportunities Fund
Eaton Vance International Small-Cap Fund
Eaton Vance Worldwide Health Sciences Fund

Eaton Vance Mutual Funds Trust
Eaton Vance Global Income Builder Fund
Eaton Vance Global Small-Cap Equity Fund
Eaton Vance High Income Opportunities Fund*
Eaton Vance Multi-Asset Credit Fund
Eaton Vance Tax-Managed Global Dividend Income Fund

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston

Eaton Vance NextShares Trust
Eaton Vance Global Income Builder NextShares

* Denotes Series that currently has no investment sub-advisory agreement and for which approval is being sought for a new investment sub-advisory agreement (New IAA Series).

Proposal 2B:	To approve a new investment sub-advisory agreement with Parametric Portfolio Associates LLC (“Parametric”) to serve as the Series’s investment sub-adviser
Eaton Vance Municipals Trust II
Parametric TABS Intermediate-Term Municipal Bond Fund
Parametric TABS Short-Term Municipal Bond Fund
Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund
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Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund

Eaton Vance Mutual Funds Trust
Parametric Commodity Strategy Fund
Parametric Dividend Income Fund
Parametric Emerging Markets Fund
Parametric International Equity Fund
Parametric Tax-Managed International Equity Fund*
Parametric Volatility Risk Premium – Defensive Fund

Eaton Vance Series Trust II
Parametric Tax-Managed Emerging Markets Fund

Eaton Vance NextShares Trust II
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares

* Denotes Series that currently has no investment sub-advisory agreement and for which approval is being sought for a new investment sub-advisory agreement (New IAA Series).

Proposal 2C:	To approve a new investment sub-advisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) to serve as the Series’s investment sub-adviser
Eaton Vance Special Investment Trust
Eaton Vance Greater India Fund

Proposal 2D:	To approve a new investment sub-advisory agreement with BMO Global Asset Management (Asia) Limited (“BMO GAM (Asia)”) to serve as the Series’s investment sub-adviser
Eaton Vance Growth Trust
Eaton Vance Greater China Growth Fund

Proposal 2E:	To approve a new investment sub-advisory agreement with Atlanta Capital Management Company, LLC (“Atlanta Capital”) to serve as the Series’s investment sub-adviser
Eaton Vance Growth Trust
Eaton Vance Atlanta Capital Focused Growth Fund
Eaton Vance Atlanta Capital Select Equity Fund
Eaton Vance Atlanta Capital SMID-Cap Fund

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Proposal 2F:	To approve a new investment sub-advisory agreement with Hexavest Inc. (“Hexavest”) to serve as the Series’s investment sub-adviser
Eaton Vance Growth Trust
Eaton Vance Hexavest Global Equity Fund
Eaton Vance Hexavest International Equity Fund

Proposal 2G:	To approve a new investment sub-advisory agreement with Richard Bernstein Advisors LLC (“RBA”) to serve as the Series’s investment sub-adviser
Eaton Vance Growth Trust
Eaton Vance Richard Bernstein All Asset Strategy Fund
Eaton Vance Richard Bernstein Equity Strategy Fund

Each Sub-Adviser currently serves as an investment sub-adviser to the respective Sub-Advised Series (except with respect to Eaton Vance High Income Opportunities Fund and Parametric Tax-Managed International Equity Fund, each of which is a New IAA Series). The termination of each Sub-Advised Series’s investment advisory agreement with Eaton Vance or BMR, as applicable, would result in the automatic termination of the Sub-Advised Series’s current sub-advisory agreements. In order to ensure that each Sub-Advised Series retains the benefit of the sub-advisory services provided by the relevant Sub-Adviser, the Advisers intend to enter into new investment sub-advisory agreements with the Sub-Advisers, as applicable, that will be substantively similar to the current investment sub-advisory agreements with respect to the Sub-Advised Series. In connection with the approval of new investment sub-advisory agreements, the Advisers proposed, and each Board approved, certain changes to the provisions of the current agreements in order to standardize, clarify, and modernize the current agreements. The Boards believe that this standardization will benefit shareholders by making the administration of the Funds’ investment sub-advisory agreements more efficient. A general description of the differences between the existing and proposed sub-advisory agreements appears below. The descriptions of the proposed investment sub-advisory agreements with EVAIL and Parametric also apply to the relevant New IAA Series. The Board has unanimously approved the new investment sub-advisory agreements.

Each of EVAIL, Parametric, and Atlanta Capital is an indirect, wholly-owned subsidiary of EVC. Hexavest is 49% owned by EVC and its affiliates. The form of the proposed investment sub-advisory agreements between the Advisers and each of EVAIL, Parametric, and Atlanta Capital is attached as Appendix N. The form of the proposed investment sub-advisory agreement between BMR and GSAM is attached as Appendix O. The form of the proposed investment sub-advisory agreement between BMR and BMO GAM (Asia) is attached as Appendix P. The form of the proposed investment sub-advisory agreement between Eaton Vance and Hexavest is attached as Appendix Q. The form of the proposed investment sub-advisory agreement between Eaton Vance and RBA is attached as Appendix F. You should refer to the applicable Appendix for the complete terms of a Series’s proposed investment sub-advisory agreement. The date of each Series’s current investment sub-advisory agreement, the date on which it was last approved by shareholders (if applicable), and the date on which its continuance was last approved by the relevant Board is set forth in Appendix L.

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Proposal 2A: To Approve New Investment Sub-Advisory Agreements with EVAIL

Comparison of New Investment Sub-Advisory Agreements with EVAIL

Eaton Vance proposed, and the Board of Eaton Vance High Income Opportunities Fund approved, a new investment sub-advisory agreement for Eaton Vance High Income Opportunities Fund (which is a New IAA Series and currently does not have any investment sub-advisory agreement in place). The discussions in this section of the terms of the new investment sub-advisory agreement with EVAIL are applicable to the new investment sub-advisory agreement for Eaton Vance High Income Opportunities Fund, but the descriptions of the proposed changes to the agreements are not. Summaries of the terms of the proposed investment sub-advisory agreements apply equally to all Series listed in Proposal 2A above (each an “EVAIL Sub-Advised Series”) unless otherwise noted. With respect to the EVAIL Sub-Advised Series that are not New IAA Series, each Adviser proposed, and each Board has approved, certain changes to the provisions of the current sub-advisory agreements with EVAIL. The terms of the proposed investment sub-advisory agreements with EVAIL, and material differences between the proposed new sub-advisory agreements with EVAIL and the current agreements, are described generally below. Differences in language, stylistic changes, and changes to provisions that would not result in a change to a reasonable substantive interpretation of an agreement are not included in the below description; however, the complete text of the form of the proposed new sub-advisory agreements with EVAIL is attached at Appendix N.

Fees. EVAIL will not receive increased investment sub-advisory fees as a result of the Transaction. There is no change in the rate of the fees that the Advisers will pay to EVAIL under the proposed investment sub-advisory agreements, as compared to the rate of fees that the Advisers currently pay to EVAIL under the existing investment sub-advisory agreements. With respect to each applicable New IAA Series, no increase in sub-advisory fees paid to EVAIL will result from the proposed investment advisory agreements because EVAIL will not charge a sub-advisory fee with respect to Series assets invested in an underlying Portfolio or other investment company for which the Advisers or their affiliates serve as investment adviser and receive an advisory fee.

The current and proposed fee schedules for investment sub-advisory services for each EVAIL Sub-Advised Series are described in Appendix F. The proposed investment sub-advisory agreements make explicit that the applicable Adviser is solely responsible for the payment of the compensation to EVAIL, that EVAIL agrees to seek payment of its compensation solely from such Adviser, and that the EVAIL Sub-Advised Series shall have no liability for EVAIL’s compensation pursuant to the agreements.

Duties of the Sub-Adviser. The current and proposed investment sub-advisory agreements contain substantially similar provisions relating to the retention of EVAIL as investment sub-adviser to render portfolio management services to the EVAIL Sub-Advised Series. In pursuit of the foregoing, EVAIL shall provide the EVAIL Sub-Advised Series with such investment management and supervision as the applicable Adviser may, from time to time, consider necessary for the proper supervision of the EVAIL Sub-Advised Series’s investments. The

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proposed investment sub-advisory agreements provide that the services to be provided by EVAIL pursuant to the agreement will apply to the portion of an EVAIL Sub-Advised Series’s assets that the applicable Adviser or the Board of the EVAIL Sub-Advised Series shall from time to time designate, which may consist of all or a portion of the EVAIL Sub-Advised Series’s assets. The proposed investment sub-advisory agreements also clarify that, subject to approval of the EVAIL Sub-Advised Series’s Board and notice to EVAIL, the applicable Adviser retains complete authority immediately to assume direct responsibility for any function delegated to EVAIL under the agreements.

Best Execution. The current and proposed investment sub-advisory agreements provide that EVAIL shall use its best efforts to seek to execute security transactions at prices that are advantageous to the applicable EVAIL Sub-Advised Series. The proposed investment sub-advisory agreements further describe considerations for EVAIL’s selection of brokers and dealers, including soft dollar considerations, which are subject to policies and procedures adopted by the Board. This language, which is not included in the current investment sub-advisory agreements, is intended to reflect statutory requirements relating to the payment of brokerage commission rates for investment transactions and align the language across agreements. In addition to the policies and procedures adopted by the Board, EVAIL has its own policies and procedures relating to best execution and client commission arrangements.  None of the policies and procedures or current execution practices are expected to change as a result of the Transaction.

While the current investment sub-advisory agreements provide that EVAIL shall place purchase and sale orders either directly with the issuer or with brokers or dealers, the proposed investment sub-advisory agreements provide that EVAIL may also place such orders with futures commission merchants or other market participants selected by EVAIL. The revised language reflects the different types of investments in which the EVAIL Sub-Advised Series may transact.

Standard of Care. The proposed investment sub-advisory agreements provide that EVAIL shall exercise reasonable care in the performance of its duties under the agreements and will conduct its activities thereunder in compliance with the applicable requirements of the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws, any applicable procedures adopted by the EVAIL Sub-Advised Series’s Board that have been provided to EVAIL, and the provisions of the EVAIL Sub-Advised Series’s registration statement, each as may be amended. A similar provision is not included in the current investment sub-advisory agreements.

Expenses. The current and proposed investment sub-advisory agreements provide that the EVAIL Sub-Advised Series will pay all expenses other than those expressly stated to be payable by EVAIL or the applicable Adviser, including certain expenses set forth in the agreement. The proposed investment sub-advisory agreements provide updated examples of the various types of expenses that may be borne by the EVAIL Sub-Advised Series. The expense provisions in the proposed investment sub-advisory agreements are intended to clarify existing arrangements and, if approved, would not result in a change in the expenses that the EVAIL Sub-Advised Series currently bear.

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Limitation of Liability. Both the current and proposed investment sub-advisory agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties, EVAIL shall not be subject to liability to the applicable Adviser, to the EVAIL Sub-Advised Series, or to any shareholder of the EVAIL Sub-Advised Series for any act or omission in connection with rendering services under the agreement.

The current and proposed investment sub-advisory agreements include an acknowledgement of the limited personal liability of the board members, officers, and shareholders of each of the applicable Adviser and the EVAIL Sub-Advised Series as provided for in the Declarations of Trust for each applicable Adviser and the EVAIL Sub-Advised Series.

Third Party Beneficiaries. The current investment sub-advisory agreements provide that such agreements shall not confer upon any person that is not a party to such agreement any right, benefit, or remedy thereunder. The proposed investment sub-advisory agreements clarify that each EVAIL Sub-Advised Series is a third party beneficiary to the agreement and that, aside from the EVAIL Sub-Advised Series, nothing in the agreement, express or implied, is intended to or shall confer upon any person not a party thereto (including, but not limited to, shareholders of an EVAIL Sub-Advised Series) any right, benefit or remedy under or by reason of the agreement.

Other Interests. The current and proposed investment sub-advisory agreements provide that the services of EVAIL to an EVAIL Sub-Advised Series are not exclusive and contemplate that EVAIL may provide investment advice to other funds and accounts that may differ from or conflict with the advice provided to the EVAIL Sub-Advised Series.

Books and Records. The proposed investment sub-advisory agreement provides that EVAIL shall preserve the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act and that EVAIL agrees to surrender promptly to an EVAIL Sub-Advised Series any of such records upon the EVAIL Sub-Advised Series’s or the applicable Adviser’s request in compliance with the requirements of the 1940 Act. Although EVAIL is currently complying with this regulatory requirement, the current investment sub-advisory agreements are silent on this point.

Governing Law and Legal Requirements. The proposed investment sub-advisory agreements provide that such agreements shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts. The current and proposed investment sub-advisory agreements refer to certain requirements under the 1940 Act and provide that these requirements will be deemed to reflect the effect of any modification or interpretation by any applicable order, rule, regulation, or interpretive release of the SEC or guidance issued by the staff thereof.

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Proposal 2B: To Approve New Investment Sub-Advisory Agreements with Parametric

Comparison of New Investment Sub-Advisory Agreements with Parametric

Eaton Vance proposed and the Board of Parametric Tax-Managed International Equity Fund approved, a new investment sub-advisory agreement for Parametric Tax-Managed International Equity Fund (which is a New IAA Series and currently does not have any investment sub-advisory agreement in place). The discussions in this section of the terms of the new investment sub-advisory agreement with Parametric are applicable to the new investment sub-advisory agreement for Parametric Tax-Managed International Equity Fund, but the descriptions of the proposed changes to the agreements are not. Summaries of the terms of the proposed investment sub-advisory agreements apply equally to all Series listed in Proposal 2B above (each a “Parametric Sub-Advised Series”) unless otherwise noted. With respect to the Parametric Sub-Advised Series that are not New IAA Series, Eaton Vance proposed, and each Board has approved, certain changes to the provisions of the current sub-advisory agreements with Parametric. The terms of the proposed investment sub-advisory agreements with Parametric, and material differences between the proposed new sub-advisory agreements with Parametric and the current agreements, are described generally below. Differences in language, stylistic changes, and changes to provisions that would not result in a change to a reasonable substantive interpretation of an agreement are not included in the below description; however, the complete text of the form of the proposed new sub-advisory agreements with Parametric is attached at Appendix N.

Fees. Parametric will not receive increased investment sub-advisory fees as a result of the Transaction. There is no change in the rate of the fees that Eaton Vance will pay to Parametric under the proposed investment sub-advisory agreements, as compared to the rate of fees that Eaton Vance currently pays to Parametric under the existing investment sub-advisory agreements. With respect to each applicable New IAA Series, no increase in sub-advisory fees paid to Parametric will result from the proposed investment advisory agreements because Parametric will not charge a sub-advisory fee with respect to Series assets invested in an underlying Portfolio or other investment company for which Eaton Vance or its affiliates serve as investment adviser and receive an advisory fee.

The current and proposed fee schedules for investment sub-advisory services for each Parametric Sub-Advised Series are described in Appendix F. The proposed investment sub-advisory agreements provide that Eaton Vance is solely responsible for the payment of the compensation to Parametric, that Parametric agrees to seek payment of its compensation solely from Eaton Vance, and that the Parametric Sub-Advised Series shall have no liability for Parametric’s compensation thereunder.

Duties of the Sub-Adviser. The current and proposed investment sub-advisory agreements contain substantially similar provisions relating to the retention of Parametric as investment sub-adviser to manage the investment and reinvestment of the assets of the Parametric Sub-Advised Series, subject to the supervision of Eaton Vance and the Board of the Parametric Sub-Advised Series. In pursuit of the foregoing, Parametric shall provide the Parametric Sub-Advised Series with such investment management and supervision as Eaton Vance may, from time to time, consider necessary for the proper supervision of the Parametric Sub-Advised

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Series’ investments. The proposed investment sub-advisory agreements provide that the services to be provided by Parametric pursuant to the agreement will apply to the portion of a Parametric Sub-Advised Series’s assets that Eaton Vance or the Board of the Parametric Sub-Advised Series shall from time to time designate, which may consist of all or a portion of the Parametric Sub-Advised Series’s assets. The proposed investment sub-advisory agreements also clarify that, subject to approval of the Parametric Sub-Advised Series’s Board and notice to Parametric, Eaton Vance retains complete authority immediately to assume direct responsibility for any function delegated to Parametric under the agreements.

Best Execution. The current and proposed investment sub-advisory agreements provide that Parametric shall use its best efforts to seek to execute security transactions at prices that are advantageous to the applicable Parametric Sub-Advised Series. The proposed investment sub-advisory agreements further describe considerations for Parametric’s selection of brokers and dealers, including soft dollar considerations, which are subject to policies and procedures adopted by the Board. This concept is addressed in the current investment sub-advisory agreements through reference to the policies and/or procedures adopted by the Board or through a description of best execution and soft dollar considerations. This provision was updated in the proposed investment sub-advisory agreements to more closely reflect statutory requirements relating to the payment of brokerage commission rates for investment transactions and align the language across agreements. In addition to the policies and procedures adopted by the applicable Board, Parametric has its own policies and procedures relating to best execution and client commission arrangements. None of the policies and procedures or current execution practices are expected to change as a result of the Transaction.

While the current investment sub-advisory agreements provide that Parametric shall place purchase and sale orders with brokers or dealers, the proposed investment sub-advisory agreements provide that Parametric may also place such orders with futures commission merchants or other market participants selected by Parametric. The revised language reflects the different types of investments in which the Parametric Sub-Advised Series may transact.

Standard of Care. The proposed investment sub-advisory agreements provide that Parametric shall exercise reasonable care in the performance of its duties under the agreements, and will conduct its activities thereunder in compliance with the applicable requirements of the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws, any applicable procedures adopted by the Parametric Sub-Advised Series’s Board that have been provided to Parametric, and the provisions of the Parametric Sub-Advised Series’s registration statement, each as may be amended. A similar provision is not included in the current investment sub-advisory agreements.

Expenses. The current and proposed investment sub-advisory agreements provide that the Parametric Sub-Advised Series will pay all expenses other than those expressly stated to be payable by Parametric or Eaton Vance, including certain expenses set forth in the agreement. The proposed investment sub-advisory agreements provide updated examples of the various types of expenses that may be borne by the Parametric Sub-Advised Series. The expense provisions in the proposed investment sub-advisory agreements are intended to clarify existing arrangements and, if approved, would not result in a change in the expenses that the Parametric Sub-Advised Series currently bear.
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Limitation of Liability. Both the current and proposed investment sub-advisory agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties, Parametric shall not be subject to liability to Eaton Vance, to the Parametric Sub-Advised Series, or to any shareholder of the Parametric Sub-Advised Series for any act or omission in connection with rendering services under the agreement.

The current and proposed investment sub-advisory agreements include an acknowledgement of the limited personal liability of the board members, officers, and shareholders of each of Eaton Vance and the applicable Parametric Sub-Advised Series as provided for in the Declarations of Trust for each of Eaton Vance and the Parametric Sub-Advised Series.

Third Party Beneficiaries. The proposed investment sub-advisory agreements clarify that each Parametric Sub-Advised Series is a third party beneficiary to the agreement and that, aside from the Parametric Sub-Advised Series, nothing in the agreement, express or implied, is intended to or shall confer upon any person not a party thereto (including, but not limited to, shareholders of a Parametric Sub-Advised Series) any right, benefit or remedy under or by reason of the agreement.

Other Interests. The current and proposed investment sub-advisory agreements provide that the services of Parametric to a Parametric Sub-Advised Series are not exclusive and that Parametric is free to render services to others and engage in other business activities. The proposed investment sub-advisory agreements specifically contemplate that Parametric may provide investment advice to other funds and accounts that may differ from or conflict with the advice provided to the Parametric Sub-Advised Series.

Books and Records. The proposed investment sub-advisory agreement provides that Parametric shall preserve the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act and that Parametric agrees to surrender promptly to a Parametric Sub-Advised Series any of such records upon the Parametric Sub-Advised Series’s or Eaton Vance’s request in compliance with the requirements of the 1940 Act. Although Parametric is currently complying with this regulatory requirement, the current investment sub-advisory agreements are silent on this point.

Governing Law and Legal Requirements. The proposed investment sub-advisory agreements provide that such agreements shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts. The current and proposed investment sub-advisory agreements refer to certain requirements under the 1940 Act and provide that these requirements will be deemed to reflect the effect of any modification or interpretation by any applicable order, rule, regulation, or interpretive release of the SEC or guidance issued by the staff thereof.

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Proposal 2C: To Approve New Investment Sub-Advisory Agreement with GSAM

Comparison of New Investment Sub-Advisory Agreement with GSAM

The terms of the proposed investment sub-advisory agreement between BMR and GSAM, for sub-advisory services provided to Eaton Vance Greater India Fund, and material differences between the proposed new sub-advisory agreement with GSAM and the current agreement, are described generally below. Except as noted below, the terms of the current and proposed investment sub-advisory agreements with GSAM are substantially identical. A complete text of the form of the proposed new sub-advisory agreement with GSAM is attached at Appendix O.

Fees. GSAM will not receive increased investment sub-advisory fees as a result of the Transaction. There is no change in the rate of the fees that BMR will pay to GSAM under the proposed investment sub-advisory agreement as compared to the rate of fees that BMR currently pays to GSAM under the existing investment sub-advisory agreement.

The current and proposed fee schedules for investment sub-advisory services for Eaton Vance Greater India Fund are described in Appendix F. The agreement provides that BMR is solely responsible for the payment of the compensation to GSAM, that GSAM agrees to seek payment of its compensation solely from BMR, and that Eaton Vance Greater India Fund shall have no liability for GSAM’s compensation thereunder.

Duties of the Sub-Adviser. The current and proposed investment sub-advisory agreements contain identical provisions relating to the retention of GSAM as investment sub-adviser to manage the investment and reinvestment of the assets of Eaton Vance Greater India Fund, subject to the supervision of BMR and the Board of Eaton Vance Greater India Fund. Subject to the supervision of the Board and BMR, GSAM will continue to provide a continuous investment program for Eaton Vance Greater India Fund and determine, in its discretion, the composition of the assets of Eaton Vance Greater India Fund, including the determination of the purchase, retention, or sale of the securities, cash, and other investments for Eaton Vance Greater India Fund.

Standard of Care. The current and proposed investment sub-advisory agreements provide that GSAM shall exercise reasonable care in the performance of its duties under the agreements, and will conduct its activities thereunder in compliance with the applicable requirements of the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by Eaton Vance Greater India Fund’s Board that have been provided to GSAM, the provisions of Eaton Vance Greater India Fund’s registration statement, and GSAM’s operating policies and procedures that have been provided to BMR, each as may be amended.

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Limitation of Liability. Both the current and proposed investment sub-advisory agreements provide that GSAM will not be subject to liability for any act or omission in connection with providing services under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of GSAM’s duties, or any material breach by GSAM of its obligations or duties under the agreement.

Books and Records. The current and proposed investment sub-advisory agreements provide that GSAM shall preserve the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act and that GSAM agrees to surrender promptly to Eaton Vance Greater India Fund any such records upon Eaton Vance Greater India Fund’s or BMR’s request in compliance with the requirements of the 1940 Act.

Governing Law. The proposed investment sub-advisory agreements provide that such agreements shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

Interpretation of Certain Terms. The proposed investment sub-advisory agreement provides that where the effect of a requirement of the 1940 Act reflected in any provision of the proposed investment sub-advisory agreement is amended, or is modified or interpreted by any applicable order or order of the SEC, any rules or regulated adopted by, or interpretive releases of the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such amendment, order, rule, regulation, interpretive release, or guidance.

Proposal 2D: To Approve New Investment Sub-Advisory Agreement with BMO GAM (Asia)

Comparison of New Investment Sub-Advisory Agreement with BMO GAM (Asia)

The terms of the proposed investment sub-advisory agreement with BMO GAM (Asia), and material differences between the proposed new sub-advisory agreement with BMO GAM (Asia) and the current agreement, are described generally below. Except as noted below, the terms of the current and proposed investment sub-advisory agreements with BMO GAM (Asia) are substantially identical. A complete text of the form of the proposed new sub-advisory agreement with BMO GAM (Asia) is attached at Appendix P.

Fees. BMO GAM (Asia) will not receive increased investment sub-advisory fees as a result of the Transaction. There is no change in the rate of the fees that BMR will pay to BMO GAM (Asia) under the proposed investment sub-advisory agreement, as compared to the rate of fees that BMR currently pays to BMO GAM (Asia) under the existing investment sub-advisory agreement.

The current and proposed fee schedules for investment sub-advisory services for Eaton Vance Greater China Growth Fund are described in Appendix F. The agreement provides that BMR is responsible for the payment of the compensation to BMO GAM (Asia).

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Duties of the Sub-Adviser. The current and proposed investment sub-advisory agreements contain identical provisions relating to the retention of BMO GAM (Asia) as investment sub-adviser to manage the investment and reinvestment of the assets of Eaton Vance Greater China Growth Fund, subject to the supervision of BMR and the Board of Eaton Vance Greater China Growth Fund. BMO GAM (Asia) will continue to provide a continuous investment program for Eaton Vance Greater China Growth Fund and determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of Eaton Vance Greater China Growth Fund’s assets shall be held uninvested. BMO GAM (Asia) is further authorized in its discretion to buy, sell, and otherwise trade in any and all types of securities and investment instruments on behalf of Eaton Vance Greater China Growth Fund.

Limitation of Liability. Both the current and proposed investment sub-advisory agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties, BMO GAM (Asia) will not be subject to liability to Eaton Vance Greater China Growth Fund, to BMR, or to any shareholder of Eaton Vance Greater China Growth Fund for any act or omission in connection with providing services under the agreement.

Books and Records. The proposed investment sub-advisory agreement provides that BMO GAM (Asia) shall preserve the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act and that BMO GAM (Asia) agrees to surrender promptly to Eaton Vance Greater China Growth Fund any of such records upon Eaton Vance Greater China Growth Fund’s or BMR’s request in compliance with the requirements of the 1940 Act. Although BMO GAM (Asia) is currently complying with this regulatory requirement, the current investment sub-advisory agreement is silent on this point.

Interpretation of Certain Terms. The proposed investment sub-advisory agreement provides that where the effect of a requirement of the 1940 Act reflected in any provision of the proposed investment sub-advisory agreement is amended, or is modified or interpreted by any applicable order or order of the SEC, any rules or regulated adopted by, or interpretive releases of the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such amendment, order, rule, regulation, interpretive release, or guidance.

Proposal 2E: To Approve New Investment Sub-Advisory Agreements with Atlanta Capital

Comparison of New Investment Sub-Advisory Agreements with Atlanta Capital

The terms of the proposed investment sub-advisory agreements with Atlanta Capital, for each of Eaton Vance Atlanta Capital Focused Growth Fund, Eaton Vance Atlanta Capital Select Equity Fund, and Eaton Vance Atlanta Capital SMID-Cap Fund (each, an “Atlanta Capital Sub-Advised Series”), and material differences between the proposed new sub-advisory agreements with Atlanta Capital and the current agreements, are described generally below. Differences in language, stylistic changes, and changes to provisions that would not result in a change to a reasonable substantive interpretation of an agreement are not included in the below description; however, the complete text of the form of the proposed new sub-advisory agreements with Atlanta Capital is attached at Appendix N.

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Fees. Atlanta Capital will not receive increased investment sub-advisory fees as a result of the Transaction. There will be no change in the rate of the fees that the Advisers will pay to Atlanta Capital under the proposed investment sub-advisory agreements, as compared to the rate of fees that the Advisers currently pay to Atlanta Capital under the existing investment sub-advisory agreements.

The current and proposed fee schedules for investment sub-advisory services for each Atlanta Capital Sub-Advised Series are described in Appendix F. The proposed investment sub-advisory agreements make explicit that the applicable Adviser is solely responsible for the payment of the compensation to Atlanta Capital, that Atlanta Capital agrees to seek payment of its compensation solely from such Adviser, and that the Atlanta Capital Sub-Advised Series shall have no liability for Atlanta Capital’s compensation pursuant to the agreements.

Duties of the Sub-Adviser. The current and proposed investment sub-advisory agreements contain substantially similar provisions relating to the retention of Atlanta Capital as investment sub-adviser to render portfolio management services to the Atlanta Capital Sub-Advised Series. In pursuit of the foregoing, Atlanta Capital shall provide the Atlanta Capital Sub-Advised Series with such investment management and supervision as the applicable Adviser may, from time to time, consider necessary for the proper supervision of the Atlanta Capital Sub-Advised Series’ investments. The proposed investment sub-advisory agreements provide that the services to be provided by Atlanta Capital pursuant to the agreement will apply to the portion of an Atlanta Capital Sub-Advised Series’s assets that the applicable Adviser or the Board of the Atlanta Capital Sub-Advised Series shall from time to time designate, which may consist of all or a portion of the Atlanta Capital Sub-Advised Series’s assets. The proposed investment sub-advisory agreements also clarify that, subject to approval of the Atlanta Capital Sub-Advised Series’s Board and notice to Atlanta Capital, the applicable Adviser retains complete authority immediately to assume direct responsibility for any function delegated to Atlanta Capital under the agreements.

Best Execution. The current and proposed investment sub-advisory agreements provide that Atlanta Capital shall use its best efforts to seek to execute security transactions at prices that are advantageous to the applicable Atlanta Capital Sub-Advised Series. The proposed investment sub-advisory agreements further describe considerations for Atlanta Capital’s selection of brokers and dealers, including soft dollar considerations, which are subject to policies and procedures adopted by the Board. This language is not included in the current investment sub-advisory agreements, except for the agreement for Atlanta Capital SMID-Cap Fund. This provision was updated in the proposed investment sub-advisory agreements to more closely reflect statutory requirements relating to the payment of brokerage commission rates for investment transactions and align the language across agreements. In addition to the policies and procedures adopted by the Board, Atlanta Capital has its own policies and procedures relating to best execution and client commission arrangements.  None of the policies and procedures or current execution practices are expected to change as a result of the Transaction.

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While the current investment sub-advisory agreements provide that Atlanta Capital shall place purchase and sale orders either directly with the issuer or with brokers or dealers, the proposed investment sub-advisory agreements clarify that Atlanta Capital may also place such orders with futures commission merchants or other market participants selected by Atlanta Capital. The revised language reflects the different types of investments in which the Atlanta Capital Sub-Advised Series may transact.

Standard of Care. The proposed investment sub-advisory agreements provide that Atlanta Capital shall exercise reasonable care in the performance of its duties under the agreements and will conduct its activities thereunder in compliance with the applicable requirements of the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws, any applicable procedures adopted by the Atlanta Capital Sub-Advised Series’s Board that have been provided to Atlanta Capital, and the provisions of the Atlanta Capital Sub-Advised Series’s registration statement, each as may be amended. A similar provision is not included in the current investment sub-advisory agreements.

Expenses. The current and proposed investment sub-advisory agreements provide that the Atlanta Capital Sub-Advised Series will pay all expenses other than those expressly stated to be payable by Atlanta Capital or the applicable Adviser, including certain expenses set forth in the agreement. The proposed investment sub-advisory agreements provide updated examples of the various types of expenses that may be borne by the Atlanta Capital Sub-Advised Series. The expense provisions in the proposed investment sub-advisory agreements are intended to clarify existing arrangements and, if approved, would not result in a change in the expenses that the Atlanta Capital Sub-Advised Series currently bear.

Limitation of Liability. Both the current and proposed investment sub-advisory agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties, Atlanta Capital shall not be subject to liability to the applicable Adviser, to the Atlanta Capital Sub-Advised Series, or to any shareholder of the Atlanta Capital Sub-Advised Series for any act or omission in connection with rendering services under the agreement.

The current and proposed investment sub-advisory agreements include an acknowledgement of the limited personal liability of the board members, officers, and shareholders of each of the applicable Adviser and the Atlanta Capital Sub-Advised Series as provided for in the Declarations of Trust for each of the Adviser and the Atlanta Capital Sub-Advised Series.

Third Party Beneficiaries. The proposed investment sub-advisory agreements provide that each Atlanta Capital Sub-Advised Series is a third party beneficiary to the agreement and that, aside from the Atlanta Capital Sub-Advised Series, nothing in the agreement, express or implied, is intended to or shall confer upon any person not a party thereto (including, but not limited to, shareholders of an Atlanta Capital Sub-Advised Series) any right, benefit or remedy under or by reason of the agreement.

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Other Interests. The current and proposed investment sub-advisory agreements provide that the services of Atlanta Capital to an Atlanta Capital Sub-Advised Series are not exclusive and contemplate that Atlanta Capital may provide investment advice to other funds and accounts that may differ from or conflict with the advice provided to the Atlanta Capital Sub-Advised Series.

Books and Records. The proposed investment sub-advisory agreement provides that Atlanta Capital shall preserve the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act and that Atlanta Capital agrees to surrender promptly to an Atlanta Capital Sub-Advised Series any of such records upon the Atlanta Capital Sub-Advised Series’s or the applicable Adviser’s request in compliance with the requirements of the 1940 Act. Although Atlanta Capital is currently complying with this regulatory requirement, the current investment sub-advisory agreements are silent on this point.

Governing Law and Legal Requirements. The current and proposed investment sub-advisory agreements provide that such agreements shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts. The current and proposed investment sub-advisory agreements refer to certain requirements under the 1940 Act and provide that these requirements will be deemed to reflect the effect of any modification or interpretation by any applicable order, rule, regulation, or interpretive release of the SEC or guidance issued by the staff thereof.

Proposal 2F: To Approve New Investment Sub-Advisory Agreements with Hexavest

Comparison of New Investment Sub-Advisory Agreements with Hexavest

The terms of the proposed investment sub-advisory agreements with Hexavest, for each of Eaton Vance Hexavest Global Equity Fund and Eaton Vance Hexavest International Equity Fund (each, a “Hexavest Sub-Advised Series”), and material differences between the proposed new sub-advisory agreements with Hexavest and the current agreements, are described generally below. Except as noted below, the terms of the current and proposed investment sub-advisory agreement with Hexavest are substantially identical. A complete text of the form of the proposed new sub-advisory agreements with Hexavest is attached at Appendix Q.

Fees. Hexavest will not receive increased investment sub-advisory fees as a result of the Transaction. There is no change in the rate of the fees that Eaton Vance will pay to Hexavest under the proposed investment sub-advisory agreements, as compared to the rate of fees that Eaton Vance currently pays to Hexavest under the existing investment sub-advisory agreements.

The current and proposed fee schedules for investment sub-advisory services for each Hexavest Sub-Advised Series are described in Appendix F. The agreements provide that Eaton Vance is solely responsible for the payment of the compensation to Hexavest, that Hexavest agrees to seek payment of its compensation solely from Eaton Vance, and that the Hexavest Sub-Advised Series shall have no liability for Hexavest’s compensation thereunder.

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Duties of the Sub-Adviser. The current and proposed investment sub-advisory agreements contain identical provisions relating to the retention of Hexavest as investment sub-adviser to manage the investment and reinvestment of the assets of the Hexavest Sub-Advised Series, subject to the supervision of Eaton Vance. Subject to the supervision of the Board and Eaton Vance, Hexavest will continue to provide a continuous investment program for the Hexavest Sub-Advised Series and determine, in its discretion, the composition of the assets of the Hexavest Sub-Advised Series, including the determination of the purchase, retention, or sale of the securities, cash, and other investments for the Hexavest Sub-Advised Series.

Standard of Care. The current and proposed investment sub-advisory agreements provide that Hexavest shall exercise reasonable care in the performance of its duties under the agreements, and will conduct its activities thereunder in compliance with the applicable requirements of the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Hexavest Sub-Advised Series’s Board that have been provided to Hexavest, the provisions of the Hexavest Sub-Advised Series’s registration statement, and Hexavest’s operating policies and procedures provided to Eaton Vance, each as may be amended.

Limitation of Liability. Both the current and proposed investment sub-advisory agreements provide that Hexavest will not be subject to liability for any act or omission in connection with providing services under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of Hexavest’s duties, or any breach by Hexavest of its obligations or duties under the agreement.

Books and Records. The current and proposed investment sub-advisory agreements provide that Hexavest shall preserve the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act and that Hexavest agrees to surrender promptly to a Hexavest Sub-Advised Series any of such records upon the Hexavest Sub-Advised Series’s or Eaton Vance’s request in compliance with the requirements of the 1940 Act.

Governing Law. The current and proposed investment sub-advisory agreements provide that such agreements shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

Interpretation of Certain Terms. The proposed investment sub-advisory agreement provides that where the effect of a requirement of the 1940 Act reflected in any provision of the proposed investment sub-advisory agreement is amended, or is modified or interpreted by any applicable order or order of the SEC, any rules or regulated adopted by, or interpretive releases of the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such amendment, order, rule, regulation, interpretive release, or guidance.

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Proposal 2G: To Approve New Investment Sub-Advisory Agreements with RBA

Comparison of New Investment Sub-Advisory Agreements with RBA

The terms of the proposed investment sub-advisory agreements with RBA, for each of Eaton Vance Richard Bernstein All Asset Strategy Fund and Eaton Vance Richard Bernstein Equity Strategy Fund (each, an “RBA Sub-Advised Series”), and material differences between the proposed new sub-advisory agreements with RBA and the current agreements, are described generally below. Except as noted below, the terms of the current and proposed investment sub-advisory agreements with RBA are substantially identical. A complete text of the form of the proposed new sub-advisory agreements with RBA is attached at Appendix R.

Fees. RBA will not receive increased investment sub-advisory fees as a result of the Transaction. There is no change in the rate of the fees that Eaton Vance will pay to RBA under the proposed investment sub-advisory agreements, as compared to the rate of fees that Eaton Vance currently pays to RBA under the existing investment sub-advisory agreements.

The current and proposed fee schedules for investment sub-advisory services for each RBA Sub-Advised Series are described in Appendix F. The agreements provide that Eaton Vance is solely responsible for the payment of the compensation to RBA, that RBA agrees to seek payment of its compensation solely from Eaton Vance, and that the RBA Sub-Advised Series shall have no liability for RBA’s compensation thereunder.

Duties of the Sub-Adviser. The current and proposed investment sub-advisory agreements contain identical provisions relating to the retention of RBA as investment sub-adviser to manage the investment and reinvestment of the assets of portion of the RBA Sub-Advised Series’ assets that shall be allocated to RBA, subject to the supervision of Eaton Vance. Subject to the supervision of the Board and Eaton Vance, RBA will continue to provide a continuous investment program for the RBA Sub-Advised Series and determine, in its discretion, the composition of the assets of the RBA Sub-Advised Series, including the determination of the purchase, retention, and sale of the securities, cash, and other investments for the RBA Sub-Advised Series.

Limitation of Liability. Both the current and proposed investment sub-advisory agreements provide that RBA will not be subject to liability for any act or omission in connection with providing services under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of RBA’s duties, or any material breach by RBA of its obligations or duties under the agreement.

Books and Records. The current and proposed investment sub-advisory agreements provide that RBA shall preserve the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act and that RBA agrees to surrender promptly to a RBA Sub-Advised Series any of such records upon the RBA Sub-Advised Series’s or Eaton Vance’s request in compliance with the requirements of the 1940 Act.

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Governing Law. The current and proposed investment sub-advisory agreements provide that such agreements shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

Interpretation of Certain Terms. The proposed investment sub-advisory agreement provides that where the effect of a requirement of the 1940 Act reflected in any provision of the proposed investment sub-advisory agreement is amended, or is modified or interpreted by any applicable order or order of the SEC, any rules or regulated adopted by, or interpretive releases of the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such amendment, order, rule, regulation, interpretive release, or guidance.

Proposal 2:

Description of the Transaction

The Merger Agreement was unanimously approved by the Board of Directors of each of Morgan Stanley and EVC. The Closing is subject to the completion or waiver of customary closing conditions and is expected to close in the second quarter of 2021. Upon the Closing, Eaton Vance, BMR, EVAIL, Parametric, and Atlanta Capital will become indirect wholly-owned subsidiaries of Morgan Stanley. Hexavest, which is 49% owned by EVC and its affiliates, will become 49% owned by Morgan Stanley upon the Closing.

Board Considerations

At a meeting held on November 24, 2020, the Board of each Sub-Advised Series, including a majority of the Independent Board Members, voted to approve a new investment sub-advisory agreement between the applicable Adviser and Sub-Adviser. In voting its approval of the new investment sub-advisory agreement, the Board of each Sub-Advised Series relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Board Members. Prior to and during meetings leading up to the meeting held on November 24, 2020, each Board’s Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers and Morgan Stanley, as requested by the Independent Board Members, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the new agreement and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of the Transaction on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, each Board and its Contract Review Committee also considered information furnished for prior meetings of the Boards and their committees, including information provided in connection with the annual contract review process for the Sub-Advised Series, which most recently culminated in April 2020. The Board of each Sub-Advised Series, including the Independent Board Members, concluded that the new investment sub-advisory agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the new investment sub-advisory agreement and to recommend that shareholders do so as well. Each Board’s considerations are described in more detail in Appendix M.

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Required Vote and Related Matters

Required Vote. Approval of a Series’s proposed investment sub-advisory agreement requires the affirmative vote of a 1940 Act Majority of the voting securities of the Series, provided the applicable quorum, as described below under “Further Information About Voting and the Joint Special Meeting – Quorum and Methods of Tabulation,” has been satisfied.

Conditions. Except with respect to the New IAA Series, this Proposal 2 is subject to the Closing and, with respect to a particular Series, shareholders’ approval of Proposal 1, which seeks approval of a new investment advisory agreement between each Series and Eaton Vance or BMR, as applicable. Because the New IAA Series do not have existing investment sub-advisory agreements that would be deemed to terminate upon the Closing, approval of Proposal 2 by shareholders of a New IAA Series is not contingent on the Closing. If the shareholders of a given Series do not approve Proposal 1, or if the Transaction is not completed (except with respect to a New IAA Series), this Proposal 2 will be deemed null with respect to that Series. The Board of such Series will consider whether other appropriate actions, if any, are warranted.

Please note that even if shareholders of a Series (other than a New IAA Series) approve Proposal 2, it is possible that such Series’s new investment sub-advisory agreement will not take effect. This is because the Closing is subject to the completion or waiver of certain conditions. One of these conditions is that advisory clients of EVC’s investment adviser subsidiaries, which would include the Funds and other advisory clients, representing a specified percentage of EVC revenue as of September 30, 2020, consent to the continuation of their advisory relationships after the Closing, as more fully described in the Merger Agreement that EVC filed with the SEC on October 8, 2020 on Form 8-K, Exhibit 2.1.

On the other hand, the Closing may take place even if shareholders of your Series do not approve Proposal 2. If this should happen, the Board(s) of such Series would consider what additional actions to take, which could include continuing to solicit approval of a new investment sub-advisory agreement. In addition, the Advisers could (and expect to) propose that the Board of each Series approve an interim investment sub-advisory agreement to permit continuity of management while solicitation continues. The terms of an interim investment sub-advisory agreement would be identical to those of the current investment sub-advisory agreement except for term and escrow provisions required by applicable law.

Wholly-Owned Subsidiary of Parametric Commodity Strategy Fund

Parametric serves as investment sub-adviser to Parametric Commodity Strategy Fund’s wholly-owned subsidiary, PSC Commodity Subsidiary, Ltd., pursuant to an investment sub-advisory agreement between Eaton Vance (the subsidiary’s investment adviser) and Parametric.

Upon the Closing, the investment sub-advisory agreement between Eaton Vance and Parametric relating to PSC Commodity Subsidiary, Ltd. may be deemed to automatically terminate. In connection with the Transaction, Eaton Vance expects to propose that Parametric Commodity Strategy Fund’s Board approve a new investment sub-advisory agreement for PSC Commodity Subsidiary, Ltd. on substantially the same terms as the existing agreement. Shareholders of Parametric Commodity Strategy Fund are not required, and are not being

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asked, to approve the new investment sub-advisory agreement for PSC Commodity Subsidiary, Ltd. Parametric Commodity Strategy Fund, as sole shareholder of PSC Commodity Subsidiary, Ltd., is expected to approve the new agreement. Approval by Parametric Commodity Strategy Fund of the sub-advisory agreement between Eaton Vance and Parametric relating to PSC Commodity Subsidiary, Ltd. is contingent upon the related approval of Proposal 1 for Parametric Commodity Strategy Fund’s investment advisory agreement with Eaton Vance and this Proposal 2 for Parametric Commodity Strategy Fund’s investment sub-advisory agreement with Parametric.

BOARD RECOMMENDATION

The Board of each Series listed above believes that the new investment sub-advisory agreement is in the best interests of such Series. Accordingly, each Series’s Board unanimously recommends that shareholders vote FOR the approval of the new investment sub-advisory agreement as set forth in Proposal 2.

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Proposal 3

TO PROVIDE VOTING INSTRUCTIONS WITH RESPECT TO THE APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT FOR THE UNDERLYING FUND(S) IN WHICH YOUR SERIES INVESTS

Each Board has unanimously approved, and recommends that shareholders of each Investing Fund submit to such Investing Fund voting instructions to approve, a new investment advisory agreement between the Adviser and the Underlying Fund(s) in which such Investing Fund invests. Interestholders of an Underlying Fund include the Investing Fund(s) that invest their assets in such Underlying Fund, as well as certain other investors. Each Investing Fund’s voting rights with respect to the applicable Underlying Fund(s) will be passed through to the Investing Fund’s own shareholders. Each Investing Fund will vote its interests in the Underlying Fund in accordance with the voting instructions received from the Investing Fund’s shareholders and will vote its interest in the Underlying Fund with respect to which it has not received voting instructions in the same proportion (for, against, or abstain) for which it has received timely instructions from other Investing Fund shareholders. Accordingly, shareholders of each Investing Fund are being asked to submit instructions regarding how the Investing Fund should vote on this Proposal 3 to approve the new investment advisory agreement for the Underlying Fund(s) in which it invests. The Underlying Fund(s) in which the Investing Funds invest are set forth in Appendix U.

Each Portfolio currently has an investment advisory agreement in place with BMR, and it is proposed that BMR continue to serve as investment adviser to each Portfolio pursuant to a new investment advisory agreement between each such Portfolio and BMR. The form of the proposed investment advisory agreement with BMR is attached as Appendix K. You should refer to Appendix K for the complete terms of each Portfolio’s proposed investment advisory agreement.

For Eaton Vance Emerging Markets Debt Opportunities Fund, which serves as an underlying Fund to Eaton Vance Short Duration Strategic Income Fund, it is proposed that Eaton Vance serve as investment adviser and administrator pursuant to a new investment advisory and administrative agreement, as discussed in Proposal 1B above. The form of the proposed investment advisory and administrative agreement with Eaton Vance is attached as Appendix J. You should refer to Appendix J for the complete terms of Eaton Vance Emerging Markets Debt Opportunities Fund’s proposed investment advisory and administrative agreement.

Proposal 3A:	To provide voting instructions to each applicable Investing Fund, each of which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to the Portfolio in which such Investing Fund invests

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Investing Fund	Portfolio
Eaton Vance Core Bond Fund	Core Bond Portfolio
Eaton Vance Emerging and Frontier Countries Equity Fund	Global Macro Capital Opportunities Portfolio
Eaton Vance Emerging Markets Local Income Fund	Emerging Markets Local Income Portfolio
Eaton Vance Floating-Rate Advantage Fund	Senior Debt Portfolio
Eaton Vance Floating-Rate Fund	Eaton Vance Floating Rate Portfolio
Eaton Vance Global Bond Fund	International Income Portfolio
Eaton Vance Global Income Builder Fund	Global Income Builder Portfolio
Eaton Vance Global Income Builder NextShares	Global Income Builder Portfolio
Eaton Vance Global Macro Absolute Return Advantage Fund	Global Macro Absolute Return Advantage Portfolio
Eaton Vance Global Macro Absolute Return Fund	Global Macro Portfolio
Eaton Vance Greater India Fund	Greater India Portfolio
Eaton Vance High Income Opportunities Fund	High Income Opportunities Portfolio
Eaton Vance Stock Fund	Stock Portfolio
Eaton Vance Stock NextShares	Stock Portfolio
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	5-to-15 Year Laddered Municipal Bond Portfolio
Eaton Vance Tax-Managed Growth Fund 1.0	Tax-Managed Growth Portfolio
Eaton Vance Tax-Managed Growth Fund 1.1	Tax-Managed Growth Portfolio

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Eaton Vance Tax-Managed Growth Fund 1.2	Tax-Managed Growth Portfolio
Eaton Vance Tax-Managed Multi-Cap Growth Fund	Tax-Managed Multi-Cap Growth Portfolio
Eaton Vance Tax-Managed Small-Cap Fund	Tax-Managed Small-Cap Portfolio
Eaton Vance Tax-Managed Value Fund	Tax-Managed Value Portfolio
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund	5-to-15 Year Laddered Municipal Bond Portfolio
Parametric Tax-Managed International Equity Fund	Tax-Managed International Equity Portfolio

Proposal 3B:	To provide voting instructions to Eaton Vance Floating-Rate & High Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Eaton Vance Floating Rate Portfolio
Proposal 3C:	To provide voting instructions to Eaton Vance Floating-Rate & High Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to High Income Opportunities Portfolio
Proposal 3D:	To provide voting instructions to Eaton Vance Tax-Managed Equity Asset Allocation Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Tax-Managed Growth Portfolio
Proposal 3E:	To provide voting instructions to Eaton Vance Tax-Managed Equity Asset Allocation Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Tax-Managed International Equity Portfolio
Proposal 3F:	To provide voting instructions to Eaton Vance Tax-Managed Equity Asset Allocation Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Tax-Managed Multi-Cap Growth Portfolio
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Proposal 3G:	To provide voting instructions to Eaton Vance Tax-Managed Equity Asset Allocation Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Tax-Managed Small-Cap Portfolio
Proposal 3H:	To provide voting instructions to Eaton Vance Tax-Managed Equity Asset Allocation Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Tax-Managed Value Portfolio
Proposal 3I:	To provide voting instructions to Eaton Vance Balanced Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Core Bond Portfolio
Proposal 3J:	To provide voting instructions to Eaton Vance Balanced Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Stock Portfolio
Proposal 3K:	To provide voting instructions to Eaton Vance Short Duration Inflation-Protected Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Eaton Vance Floating Rate Portfolio
Proposal 3L:	To provide voting instructions to Eaton Vance Short Duration Inflation-Protected Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Senior Debt Portfolio
Proposal 3M:	To provide voting instructions to Eaton Vance Short Duration Strategic Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Global Opportunities Portfolio
Proposal 3N:	To provide voting instructions to Eaton Vance Short Duration Strategic Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Global Macro Absolute Return Advantage Portfolio
Proposal 3O:	To provide voting instructions to Eaton Vance Short Duration Strategic Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Senior Debt Portfolio
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Proposal 3P:	To provide voting instructions to Eaton Vance Short Duration Strategic Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Emerging Markets Local Income Portfolio
Proposal 3Q:	To provide voting instructions to Eaton Vance Short Duration Strategic Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory and administrative agreement with Eaton Vance to serve as investment adviser and administrator to Eaton Vance Emerging Markets Debt Opportunities Fund

Comparison of New Investment Advisory Agreements with Current Investment Advisory Agreements for the Portfolios

In connection with the approval of new investment advisory agreements for the Portfolios, BMR proposed, and each Board approved, certain changes to the provisions of the current agreements in order to standardize, clarify, and modernize the current agreements. The Boards believe that this standardization will benefit shareholders by making the administration of the Portfolios’ investment advisory agreements more efficient.

The terms of the proposed investment advisory agreements for the Portfolios, and material differences between the proposed investment advisory agreements and the current agreements, are described generally below. Differences in language, stylistic changes, and changes to provisions that would not result in a change to a reasonable substantive interpretation of an agreement are not included in the below description; however, the complete text of the form of the proposed investment advisory agreement with BMR is attached as Appendix K. The date of each Portfolio’s current investment advisory agreement, the date on which it was last approved by shareholders, and the date on which its continuance was last approved by the relevant Board is set forth in Appendix M.

Fees. No Portfolio will experience increased management fee rates as a result of the Transaction. The contractual advisory fee rates for each Portfolio under the proposed investment advisory agreements with BMR will be the same as the contractual rate of fees currently payable to BMR under the existing investment advisory agreements. Separately executed permanent contractual management fee reduction arrangements currently in place for a Portfolio, if any, will be reflected in the compensation terms in that Portfolio’s new investment advisory agreement. The fee schedules to the current and proposed investment advisory agreements for each Portfolio are described in Appendix D.

Investment Management Services. The current and proposed investment advisory agreements contain substantially similar provisions relating to the retention of BMR to act as investment adviser for, and to manage the investment and reinvestment of the assets of, each Portfolio. In pursuit of the foregoing, BMR shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of, or exchanged and what portion of a Portfolio’s assets shall be held uninvested, subject always to the applicable restrictions of the relevant Portfolio’s organizational documents and registration statement. With respect to Senior Debt Portfolio, the proposed investment advisory agreement clarifies that BMR’s services in this regard shall extend to not only loans, but to all investments of the Portfolio.

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While BMR’s role is not changing under the proposed investment advisory agreements, the proposed agreements explicitly state that BMR shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of interests of a Portfolio, nor shall BMR be deemed to have any responsibility with respect to functions specifically assumed by any transfer agent, administrator, custodian, or shareholder servicing agent of the Portfolio.

With respect to Global Macro Absolute Return Advantage Portfolio and Global Macro Capital Opportunities Portfolio, the proposed investment advisory agreement removes language stating that BMR is authorized to establish one or more wholly-owned subsidiaries of the Portfolio through which it may conduct certain commodities investing activities. While BMR’s authority in this regard would not change, BMR believes this language is not necessary as it is covered by BMR’s broad authority to administer the Portfolio’s investment affairs.

Best Execution. The proposed investment advisory agreements provide that BMR shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Portfolio and describe considerations for BMR’s selection of brokers and dealers, including soft dollar considerations, which are subject to policies and procedures adopted by the Board. This concept is included in various other forms in the current investment advisory agreements for the Portfolios, through reference to the policies and procedures adopted by the Board or through a description of best execution considerations. This provision was updated in the proposed investment advisory agreement to more closely reflect statutory requirements relating to the payment of brokerage commission rates for investment transactions and align the language across agreements.

While the current investment advisory agreements for the Portfolios provide that BMR shall place purchase and sale orders either directly with the issuer or with brokers or dealers, the proposed investment advisory agreements provide that BMR may also place such orders with futures commission merchants or other market participants selected by BMR. The language in the proposed investment advisory agreements reflects the different types of investments in which the Portfolios may transact.

Delegation of Responsibilities. The current and proposed investment advisory agreements explicitly permit BMR to employ one or more sub-advisers with respect to any Portfolio. The proposed investment advisory agreements make clear that BMR may, with the approval of the Board of a Portfolio and without the vote of any interestholders of the Portfolio, terminate any agreement with any sub-adviser and/or enter into an agreement with one or more other sub-advisers, all as permitted by the 1940 Act and the rules thereunder. In addition, pursuant to the

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proposed investment advisory agreements, in the event a sub-adviser is employed, BMR retains the authority to immediately assume responsibility for any functions delegated to such sub-adviser, subject to approval by the Board and notice to the sub-adviser; this is also explicitly permitted by the current investment advisory agreements for certain Portfolios.5

Expenses. The current and proposed investment advisory agreements provide that the Portfolios will pay all expenses other than those expressly stated to be payable by BMR, including certain expenses set forth in the agreement. The proposed investment advisory agreements provide updated examples of the various expenses that may be borne by the Portfolio. In addition, the proposed investment advisory agreements clarify that BMR shall pay the entire salaries and fees of all Portfolio Board members and officers who are employed by BMR and who devote part or all of their time to the affairs of BMR. The expense provisions in the proposed investment advisory agreements are intended to clarify existing arrangements and, if approved, would not result in a change to expenses that the Portfolios currently bear.

Limitation of Liability. Both the current and proposed investment advisory agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, BMR shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in connection with rendering services under the agreement.

The proposed investment advisory agreements include an acknowledgement of the limited personal liability of the board members, officers, and shareholders or interestholders of each of BMR and the Portfolio, as applicable, as provided for in the Declarations of Trust for each of BMR and the Portfolio.

Third Party Beneficiaries. The proposed investment advisory agreements clarify that such agreements shall not confer upon any person that is not a party to such agreement any right, benefit, or remedy under the agreement. Except with respect to Global Income Builder Portfolio and 5-to-15 Year Laddered Municipal Bond Portfolio, which contain similar provisions, the current investment advisory agreements are silent on this point.

Non-Exclusive Services. The proposed investment advisory agreements clarify that the services of BMR to a Portfolio are not exclusive and contemplate that BMR may provide investment advice to other funds and accounts that may differ from or conflict with the advice provided to the Portfolio.

Governing Law and Legal Requirements. While the current investment advisory agreements are silent as to governing law, the proposed investment advisory agreements provide that such agreements shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts. The current and proposed investment advisory agreements refer to certain requirements under the 1940 Act and provide that these requirements will be deemed to reflect the effect of any modification or interpretation by any applicable order, rule, regulation, or interpretive release of the SEC or guidance issued by the staff thereof.

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5 These Portfolios include Tax-Managed International Equity Portfolio, Global Macro Absolute Return Advantage Portfolio, Greater India Portfolio, Global Macro Capital Opportunities Portfolio, Global Income Builder Portfolio, and 5-to-15 Year Laddered Municipal Bond Portfolio.

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Comparison of New Investment Advisory and Administrative Agreement with Current Investment Advisory and Administrative Agreement for Eaton Vance Emerging Markets Debt Opportunities Fund

Please refer to Proposal 1B above for a description of the current and proposed investment advisory and administrative agreement for Eaton Vance Emerging Markets Debt Opportunities Fund. As a shareholder of Eaton Vance Short Duration Strategic Income Fund (an Investing Fund), you are being asked to (i) vote on Proposal 1A with respect to Eaton Vance Short Duration Strategic Income Fund and (ii) provide voting instructions to Eaton Vance Short Duration Strategic Income Fund regarding how it should vote its shares of Eaton Vance Emerging Markets Debt Opportunities Fund (an Underlying Fund), with respect to Proposal 1B.

Proposal 3:

Description of the Transaction

The Merger Agreement was unanimously approved by the Board of Directors of each of Morgan Stanley and EVC. The Closing is subject to the completion or waiver of customary closing conditions and is expected to close in the second quarter of 2021. Upon the Closing, Eaton Vance, BMR, EVAIL, Parametric, and Atlanta Capital will become indirect wholly-owned subsidiaries of Morgan Stanley. Hexavest, which is 49% owned by EVC and its affiliates, will become 49% owned by Morgan Stanley upon the Closing.

Board Considerations

At a meeting held on November 24, 2020, the Board of each Portfolio, including a majority of the Independent Board Members, voted to approve a new investment advisory agreement between the Portfolio and BMR. In voting its approval of the new investment advisory agreement, the Board of each Portfolio relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Board Members. Prior to and during meetings leading up to the meeting held on November 24, 2020, each Board’s Contract Review Committee reviewed and discussed information furnished by BMR and Morgan Stanley, as requested by the Independent Board Members, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the new agreement and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of the Transaction on the Portfolios and their interestholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Portfolio and their respective shareholders, each Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Portfolios, which most recently culminated in April 2020. The Board of each Portfolio, including the Independent Board Members, concluded that the new investment advisory agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the new investment advisory agreement and to recommend that interestholders do so as well.

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Please refer to Proposal 1B above for a description of the Board’s considerations in voting to approve the new investment advisory and administrative agreement for Eaton Vance Emerging Markets Debt Opportunities Fund.

Each Board’s considerations are described in more detail in Appendix M.

Required Vote and Related Matters

Required Vote. Approval of the proposed investment advisory agreements with respect to an Underlying Fund requires the affirmative vote of a 1940 Act Majority of the voting securities of the Underlying Fund, provided the applicable quorum, as described below under “Further Information About Voting and the Joint Special Meeting – Quorum and Methods of Tabulation,” has been satisfied.

Underlying Fund Voting. With respect to Proposal 3, you are being asked to submit voting instructions to your Investing Fund regarding how such Investing Fund, as a beneficial owner of an interest in an Underlying Fund, will vote with respect to the approval of a new investment advisory agreement for the Underlying Fund. The outstanding interests in each Portfolio are primarily held by other funds. These funds include certain Series and other investment companies that are not required to be registered under the 1940 Act. In addition, Eaton Vance or BMR maintains a de minimis investment in each Portfolio. The Investing Funds invest in an Underlying Fund in either a master-feeder arrangement (in which the Investing Fund invests its assets exclusively in its corresponding Portfolio) or a fund-of-funds arrangement (in which the Investing Fund invests in one or more Underlying Funds, and may hold investments directly) in reliance on Section 12(d)(1)(E) (with respect to Investing Funds in master-feeder arrangements) or Section 12(d)(1)(G) (with respect to Investing Funds in fund-of-funds arrangements) of the 1940 Act. Eaton Vance Short Duration Income Fund, which is an Underlying Fund that is a Series (not a Portfolio), invests in Eaton Vance Emerging Markets Debt Opportunities Fund in a fund-of-funds arrangement in reliance on Section 12(d)(1)(G) of the 1940 Act.

The Board of each Investing Fund that invests in an Underlying Fund has authorized each Investing Fund to seek instructions from the Investing Fund’s shareholders, and to vote each Investing Fund’s interest in an Underlying Fund in accordance with the voting instructions received from Investing Fund shareholders (this is known as “pass-through voting”). The Board has further authorized each Investing Fund to vote its interest in the Underlying Fund with respect to which it has not received voting instructions in the same proportion (for, against, or abstain) for which it has received timely instructions from other Investing Fund shareholders (this is known as “echo voting”). The Investing Funds do not require that a specified number of shareholders submit voting instructions before an Investing Fund will vote its interest in the applicable Underlying Fund. The Investing Funds will exercise their voting instructions at the applicable meeting of the holders of an Underlying Fund (the Meeting with respect to Underlying Funds that are Series and a separate meeting with respect to the Portfolios). The meeting for interestholders of the Portfolios is expected to be held on February 18, 2021. Because each Investing Fund will use echo voting, a small number of shareholders could determine how an Investing Fund votes if other shareholders fail to vote. Please note that certain Underlying Funds have interestholders besides the Investing Funds and it is possible that a proposal may be approved by the Underlying Funds even if it is not approved by Investing Fund shareholders.
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With respect to Proposal 3Q, please see Proposal 1B above for more information regarding the proposed investment advisory and administrative agreement for Eaton Vance Emerging Markets Debt Opportunities Fund.

Conditions. The approval and implementation of a new investment advisory agreement for an Underlying Fund is subject to the Closing. If the Closing does not occur, such approval will be deemed null and the Boards will consider whether other appropriate actions are warranted. Assuming the Closing occurs, a new investment advisory agreement will be approved for a particular Underlying Fund if the requisite shareholder vote is obtained for that Underlying Fund. With respect to each Underlying Fund, the approval of a new investment advisory agreement is not contingent on the approval of Proposal 1, Proposal 2, or Proposal 4 and, further, the approval of a new investment advisory agreement for an Underlying Fund is not contingent upon the approval of a new investment advisory agreement by any Underlying Fund.

Please note that even if interestholders of the Underlying Fund(s) in which your Investing Fund invests approve a new investment advisory agreement, it is possible that such Underlying Fund’s new investment advisory agreement will not take effect. This is because the Closing is subject to the completion or waiver of certain conditions. One of these conditions is that advisory clients of EVC’s investment adviser subsidiaries, which would include the Funds and other advisory clients, representing a specified percentage of EVC revenue as of September 30, 2020, consent to the continuation of their advisory relationships after the Closing, as more fully described in the Merger Agreement that EVC filed with the SEC on October 8, 2020 on Form 8-K, Exhibit 2.1.

On the other hand, the Closing may take place even if interestholders of an Underlying Fund(s) do not approve a new investment advisory agreement. If this should happen, the Board(s) of such Underlying Fund(s) would consider what additional actions to take, which could include continuing to solicit approval of a new investment advisory agreement. In addition, the Advisers could (and expect to) propose that the Board of each Underlying Fund, as applicable, approve an interim investment advisory agreement to permit continuity of management while solicitation continues. The terms of an interim investment advisory agreement would be identical to those of the current agreement except for term and escrow provisions required by applicable law.

Wholly-Owned Subsidiaries of the Portfolios

Each of Global Macro Absolute Return Advantage Portfolio, Global Opportunities Portfolio, and Global Macro Portfolio (each, a “Parent Portfolio”) has a wholly-owned subsidiary, formed under the laws of the Cayman Islands, into which it may invest a portion of its assets. Pursuant to an investment advisory agreement, BMR is the investment adviser for each subsidiary, Eaton Vance GMAP Commodity Subsidiary, Ltd. (the wholly-owned subsidiary of Global Macro Absolute Return Advantage Portfolio), Eaton Vance GOP Commodity Subsidiary, Ltd. (the wholly-owned subsidiary of Global Opportunities Portfolio), and Eaton Vance GMP Commodity Subsidiary, Ltd. (the wholly-owned subsidiary of Global Macro Portfolio).

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Upon the Closing, each subsidiary’s investment advisory agreement with BMR may be deemed to automatically terminate. In connection with the Transaction, BMR expects to propose that each Parent Portfolio’s Board approve a new investment advisory agreement for each subsidiary on substantially the same terms as the existing agreements. Shareholders of the Parent Portfolios are not required, and are not being asked, to approve the new investment advisory agreements for the subsidiaries. Each Parent Portfolio, as sole shareholder of its respective subsidiary, is expected to approve the new agreements. Approval by the Parent Portfolios of the investment advisory agreements with BMR is contingent upon the related approval of Proposal 3 for each respective Parent Portfolio’s investment advisory agreement.

BOARD RECOMMENDATION

The Board of each Investing Fund, including a majority of the Independent Board Members, believes that the approval of the new investment advisory agreement is in the best interests of such Portfolio, underlying Fund, and Investing Fund, as applicable. Accordingly, each Investing Fund’s Board unanimously recommends that shareholders submit voting instructions for their Investing Fund to vote FOR the new investment advisory agreement as described in Proposal 3.

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Proposal 4

TO PROVIDE VOTING INSTRUCTIONS REGARDING APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

The Boards unanimously approved, and recommend that shareholders of each Investing Fund that invests in a Portfolio noted below (collectively, the “Sub-Advised Portfolios”) instruct their Investing Fund to approve a new investment sub-advisory agreement between BMR and the applicable Sub-Adviser. As described in more detail below, BMR has retained, and intends to continue to retain, EVAIL, Parametric, and GSAM, as applicable, for the Sub-Advised Portfolios noted below.

Proposal 4A:	To provide voting instructions to each applicable Investing Fund, each of which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment sub-advisory agreement with EVAIL to serve as the investment sub-adviser to the Portfolio in which such Investing Fund invests

Investing Fund	Portfolio
Eaton Vance Global Income Builder Fund	Global Income Builder Portfolio
Eaton Vance Global Income Builder NextShares	Global Income Builder Portfolio
Eaton Vance High Income Opportunities Fund	High Income Opportunities Portfolio

Proposal 4B:	To provide voting instructions to Eaton Vance Floating-Rate & High Income Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment sub-advisory agreement with EVAIL to serve as the investment sub-adviser to High Income Opportunities Portfolio
Proposal 4C:	To provide voting instructions to Eaton Vance Tax-Managed Equity Asset Allocation Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment sub-advisory agreement with Parametric to serve as the investment sub-adviser to Tax-Managed International Equity Portfolio
Proposal 4D:	To provide voting instructions to each applicable Investing Fund, each of which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment sub-advisory agreement with Parametric to serve as the investment sub-adviser to the Portfolio in which such Investing Fund invests

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Investing Fund	Portfolio
Parametric Tax-Managed International Equity Fund	Tax-Managed International Equity Portfolio
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund	5-to-15 Year Laddered Municipal Bond Portfolio
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	5-to-15 Year Laddered Municipal Bond Portfolio

Proposal 4E:	To provide voting instructions to Eaton Vance Greater India Fund, which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment sub-advisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) to serve as the investment sub-adviser to Greater India Portfolio

Each Sub-Adviser currently serves as an investment sub-adviser to the respective Sub-Advised Portfolios. The termination of each Sub-Advised Portfolio’s investment advisory agreement with BMR would result in the automatic termination of the Sub-Advised Portfolios’ current sub-advisory agreements. In order to ensure that each Sub-Advised Portfolio retains the benefit of the sub-advisory services provided by the relevant Sub-Adviser, BMR intends to enter into new investment sub-advisory agreements with the Sub-Advisers, as applicable, that will be substantively similar to the current investment sub-advisory agreements with respect to the Sub-Advised Portfolios. In connection with the approval of new investment sub-advisory agreements, BMR proposed, and each Board approved, certain changes to the provisions of the current agreements in order to standardize, clarify, and modernize the current agreements. The Boards believe that this standardization will benefit shareholders by making the administration of the Funds’ investment sub-advisory agreements more efficient. A general description of the differences between the existing and proposed sub-advisory agreements appears below. The Board of each relevant Sub-Advised Portfolio has unanimously approved these new investment sub-advisory agreements.

Each of EVAIL and Parametric is an indirect, wholly-owned subsidiary of EVC. The form of the proposed investment sub-advisory agreements between BMR and each of EVAIL and Parametric is attached as Appendix S. The form of the proposed investment sub-advisory agreement between BMR and GSAM is attached as Appendix T. You should refer to the applicable Appendix for the complete terms of a Portfolio’s proposed investment sub-advisory agreement. The date of each Portfolio’s current investment sub-advisory agreement, the date on which it was last approved by shareholders (if applicable), and the date on which its continuance was last approved by the relevant Board is set forth in Appendix L.

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Proposals 4A and 4B: To Approve New Investment Sub-Advisory Agreements with EVAIL

Comparison of New Investment Sub-Advisory Agreements with EVAIL

The terms of the proposed investment sub-advisory agreements with EVAIL, for each of Global Income Builder Portfolio and High Income Opportunities Portfolio (each, an “EVAIL Sub-Advised Portfolio”), and material differences between the proposed new sub-advisory agreements with EVAIL and the current agreements, are described generally below. Differences in language, stylistic changes, and changes to provisions that would not result in a change to a reasonable substantive interpretation of an agreement are not included in the below description; however, the complete text of the form of the proposed new sub-advisory agreements with EVAIL is attached at Appendix S.

Fees. EVAIL will not receive increased investment sub-advisory fees as a result of the Transaction. There will be no change in the rate of the fees that BMR will pay to EVAIL under the proposed investment sub-advisory agreements, as compared to the rate of fees that BMR currently pays to EVAIL under the existing investment sub-advisory agreements.

The current and proposed fee schedules for investment sub-advisory services for each EVAIL Sub-Advised Portfolio are described in Appendix F. The proposed investment sub-advisory agreements make explicit that BMR is solely responsible for the payment of the compensation to EVAIL, that EVAIL agrees to seek payment of its compensation solely from BMR, and that the EVAIL Sub-Advised Portfolios shall have no liability for EVAIL’s compensation pursuant to the agreements.

Duties of the Sub-Adviser. The current and proposed investment sub-advisory agreements contain substantially similar provisions relating to the retention of EVAIL as investment sub-adviser to render portfolio management services to the EVAIL Sub-Advised Portfolios. In pursuit of the foregoing, EVAIL shall provide the EVAIL Sub-Advised Portfolios with such investment management and supervision as BMR may, from time to time, consider necessary for the proper supervision of the EVAIL Sub-Advised Portfolios’ investments. The proposed investment sub-advisory agreements provide that the services to be provided by EVAIL pursuant to the agreement will apply to the portion of an EVAIL Sub-Advised Portfolio’s assets that BMR or the Board of the EVAIL Sub-Advised Portfolio shall from time to time designate, which may consist of all or a portion of the EVAIL Sub-Advised Portfolio’s assets. The proposed investment sub-advisory agreements also clarify that, subject to approval of the EVAIL Sub-Advised Portfolio’s Board and notice to EVAIL, BMR retains complete authority immediately to assume direct responsibility for any function delegated to EVAIL under the agreements.

Best Execution. The current and proposed investment sub-advisory agreements provide that EVAIL shall use its best efforts to seek to execute security transactions at prices that are advantageous to the applicable EVAIL Sub-Advised Portfolio. The proposed investment sub-advisory agreements further describe considerations for EVAIL’s selection of brokers and dealers, including soft dollar considerations, which are subject to policies and procedures

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adopted by the Board. This language, which is not included in the current investment sub-advisory agreements, is intended to reflect statutory requirements relating to the payment of brokerage commission rates for investment transactions and align the language across agreements. In addition to the policies and procedures adopted by the Board, EVAIL has its own policies and procedures relating to best execution and client commission arrangements.  None of the policies and procedures or current execution practices are expected to change as a result of the Transaction.

While the current investment sub-advisory agreements provide that EVAIL shall place purchase and sale orders either directly with the issuer or with brokers or dealers, the proposed investment sub-advisory agreements clarify that EVAIL may also place such orders with futures commission merchants or other market participants selected by EVAIL. The revised language reflects the different types of investments in which the EVAIL Sub-Advised Portfolios may transact.

Standard of Care. The proposed investment sub-advisory agreements provide that EVAIL shall exercise reasonable care in the performance of its duties under the agreements and will conduct its activities thereunder in compliance with the applicable requirements of the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws, any applicable procedures adopted by the EVAIL Sub-Advised Portfolio’s Board that have been provided to EVAIL, and the provisions of the EVAIL Sub-Advised Portfolio’s registration statement, each as may be amended. A similar provision is not included in the current investment sub-advisory agreements.

Expenses. The current and proposed investment sub-advisory agreements provide that the EVAIL Sub-Advised Portfolios will pay all expenses other than those expressly stated to be payable by EVAIL or BMR, including certain expenses set forth in the agreement. The proposed investment sub-advisory agreements provide updated examples of the various types of expenses that may be borne by the EVAIL Sub-Advised Portfolio. The expense provisions in the proposed investment sub-advisory agreements are intended to clarify existing arrangements and, if approved, would not result in a change in the expenses that the EVAIL Sub-Advised Portfolios currently bear.

Limitation of Liability. Both the current and proposed investment sub-advisory agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties, EVAIL shall not be subject to liability to BMR, to the EVAIL Sub-Advised Portfolio, or to any shareholder of the EVAIL Sub-Advised Portfolio for any act or omission in connection with rendering services under the agreement. The current and proposed investment sub-advisory agreements for Global Income Builder Portfolio further provide that the Trust shall not be subject to any liability for losses of EVAIL arising out of its services under the agreement.

The current and proposed investment sub-advisory agreements include an acknowledgement of the limited personal liability of the board members, officers, and shareholders of BMR and interesholders of the EVAIL Sub-Advised Portfolios as provided for in the Declarations of Trust for each of BMR and the EVAIL Sub-Advised Portfolios.
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Third Party Beneficiaries. The current investment sub-advisory agreements provide that such agreements shall not confer upon any person that is not a party to such agreement any right, benefit, or remedy thereunder. The proposed investment sub-advisory agreements clarify that each EVAIL Sub-Advised Portfolio is a third party beneficiary to the agreement and that, aside from the EVAIL Sub-Advised Portfolio, nothing in the agreement, express or implied, is intended to or shall confer upon any person not a party thereto (including, but not limited to, shareholders of an EVAIL Sub-Advised Portfolio) any right, benefit, or remedy under or by reason of the agreement.

Other Interests. The current and proposed investment sub-advisory agreements provide that the services of EVAIL to an EVAIL Sub-Advised Portfolio are not exclusive and contemplate that EVAIL may provide investment advice to other funds and accounts that may differ from or conflict with the advice provided to the EVAIL Sub-Advised Portfolio.

Books and Records. The proposed investment sub-advisory agreement provides that EVAIL shall preserve the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act and that EVAIL agrees to surrender promptly to an EVAIL Sub-Advised Portfolio any of such records upon the EVAIL Sub-Advised Portfolio’s or BMR’s request in compliance with the requirements of the 1940 Act. Although EVAIL is currently complying with this regulatory requirement, the current investment sub-advisory agreements are silent on this point.

Governing Law and Legal Requirements. The current and proposed investment sub-advisory agreements provide that such agreements shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts. The current and proposed investment sub-advisory agreements refer to certain requirements under the 1940 Act and provide that these requirements will be deemed to reflect the effect of any modification or interpretation by any applicable order, rule, regulation, or interpretive release of the SEC or guidance issued by the staff thereof.

Proposals 4C and 4D: To Approve New Investment Sub-Advisory Agreements with Parametric

Comparison of New Investment Sub-Advisory Agreements with Parametric

The terms of the proposed investment sub-advisory agreements with Parametric, for each of Tax-Managed International Equity Portfolio and 5-to-15 Year Laddered Municipal Bond Portfolio (each, a “Parametric Sub-Advised Portfolio”), and material differences between the proposed new sub-advisory agreements with Parametric and the current agreements, are described generally below. Differences in language, stylistic changes, and changes to provisions that would not result in a change to a reasonable substantive interpretation of an agreement are not included in the below description; however, the complete text of the form of the proposed new sub-advisory agreements with Parametric is attached at Appendix S.

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Fees. Parametric will not receive increased investment sub-advisory fees as a result of the Transaction. There is no change in the rate of the fees that BMR will pay to Parametric under the proposed investment sub-advisory agreements, as compared to the rate of fees that BMR currently pays to Parametric under the existing investment sub-advisory agreements.

The current and proposed fee schedules for investment sub-advisory services for each Parametric Sub-Advised Portfolio are described in Appendix F. The proposed investment sub-advisory agreements provide that BMR is solely responsible for the payment of the compensation to Parametric, that Parametric agrees to seek payment of its compensation solely from BMR, and that the Parametric Sub-Advised Portfolios shall have no liability for Parametric’s compensation thereunder.

Duties of the Sub-Adviser. The current and proposed investment sub-advisory agreements contain substantially similar provisions relating to the retention of Parametric as investment sub-adviser to manage the investment and reinvestment of the assets of the Parametric Sub-Advised Portfolios, subject to the supervision of BMR and the Board of the applicable Parametric Sub-Advised Portfolio. In pursuit of the foregoing, Parametric shall provide the Parametric Sub-Advised Portfolios with such investment management and supervision as BMR may, from time to time, consider necessary for the proper supervision of the Parametric Sub-Advised Portfolios’ investments. The proposed investment sub-advisory agreements provide that the services to be provided by Parametric pursuant to an agreement will apply to the portion of a Parametric Sub-Advised Portfolio’s assets that BMR or the Board of the Parametric Sub-Advised Portfolio shall from time to time designate, which may consist of all or a portion of the Parametric Sub-Advised Portfolio’s assets. The proposed investment sub-advisory agreements also clarify that, subject to approval of the Parametric Sub-Advised Portfolio’s Board and notice to Parametric, BMR retains complete authority immediately to assume direct responsibility for any function delegated to Parametric under the agreements.

Best Execution. The current and proposed investment sub-advisory agreements provide that Parametric shall use its best efforts to seek to execute security transactions at prices that are advantageous to the applicable Parametric Sub-Advised Portfolio. The proposed investment sub-advisory agreements further describe considerations for Parametric’s selection of brokers and dealers, including soft dollar considerations, which are subject to policies and procedures adopted by the Board. This concept is addressed in the current investment sub-advisory agreements either through reference to the policies and/or procedures adopted by the Board or through a description of best execution and soft dollar considerations. This provision was updated in the proposed investment sub-advisory agreements to more closely reflect statutory requirements relating to the payment of brokerage commission rates for investment transactions and align the language across agreements. In addition to the policies and procedures adopted by the applicable Board, Parametric has its own policies and procedures relating to best execution and client commission arrangements. None of the policies and procedures or current execution practices are expected to change as a result of the Transaction.

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While the current investment sub-advisory agreements provide that Parametric shall place purchase and sale orders with brokers or dealers, the proposed investment sub-advisory agreements clarify that Parametric may also place such orders with futures commission merchants or other market participants selected by Parametric. The revised language reflects the different types of investments in which the Parametric Sub-Advised Portfolios may transact.

Standard of Care. The proposed investment sub-advisory agreements provide that Parametric shall exercise reasonable care in the performance of its duties under the agreements, and will conduct its activities thereunder in compliance with the applicable requirements of the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws, any applicable procedures adopted by the Parametric Sub-Advised Portfolio’s Board that have been provided to Parametric, and the provisions of the Parametric Sub-Advised Portfolio’s registration statement, each as may be amended. A similar provision is not included in the current investment sub-advisory agreements.

Expenses. The current and proposed investment sub-advisory agreements provide that the Parametric Sub-Advised Portfolio will pay all expenses other than those expressly stated to be payable by Parametric or BMR, including certain expenses set forth in the agreement. The proposed investment sub-advisory agreements provide updated examples of the various types of expenses that may be borne by the Parametric Sub-Advised Portfolio. The expense provisions in the proposed investment sub-advisory agreements are intended to clarify existing arrangements and, if approved, would not result in a change in the expenses that the Parametric Sub-Advised Portfolios currently bear.

Limitation of Liability. Both the current and proposed investment sub-advisory agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties, Parametric shall not be subject to liability to BMR, to the Parametric Sub-Advised Portfolio, or to any shareholder of the Parametric Sub-Advised Portfolio for any act or omission in connection with rendering services under the agreement. The current and proposed investment sub-advisory agreements for Tax-Managed International Equity Portfolio further provide that the Trust shall not be subject to any liability for losses of Parametric arising out of its services under the agreement.

The current and proposed investment sub-advisory agreements include an acknowledgement of the limited personal liability of the board members, officers, and shareholders of BMR and interestholders of the Parametric Sub-Advised Portfolios as provided for in the Declarations of Trust for each of BMR and the Parametric Sub-Advised Portfolios.

Third Party Beneficiaries. The proposed investment sub-advisory agreements clarify that each Parametric Sub-Advised Portfolio is a third party beneficiary to the agreement and that, aside from the Parametric Sub-Advised Portfolios, nothing in the agreement, express or implied, is intended to or shall confer upon any person not a party thereto (including, but not limited to, shareholders of a Parametric Sub-Advised Portfolio) any right, benefit or remedy under or by reason of the agreement.

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Other Interests. The current and proposed investment sub-advisory agreements provide that the services of Parametric to a Parametric Sub-Advised Portfolio are not exclusive and that Parametric is free to render services to others and engage in other business activities. The proposed investment sub-advisory agreements specifically contemplate that Parametric may provide investment advice to other funds and accounts that may differ from or conflict with the advice provided to the Parametric Sub-Advised Portfolio.

Books and Records. The proposed investment sub-advisory agreement provides that Parametric shall preserve the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act and that Parametric agrees to surrender promptly to a Parametric Sub-Advised Portfolio any of such records upon the Parametric Sub-Advised Portfolio’s or BMR’s request in compliance with the requirements of the 1940 Act. Although Parametric is currently complying with this regulatory requirement, the current investment sub-advisory agreements are silent on this point.

Governing Law and Legal Requirements. The current and proposed investment sub-advisory agreements provide that such agreements shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts. The current and proposed investment sub-advisory agreements refer to certain requirements under the 1940 Act and provide that these requirements will be deemed to reflect the effect of any modification or interpretation by any applicable order, rule, regulation, or interpretive release of the SEC or guidance issued by the staff thereof.

Proposal 4E: To Approve New Investment Sub-Advisory Agreement with GSAM

Comparison of New Investment Sub-Advisory Agreement with GSAM

The terms of the proposed investment sub-advisory agreement with GSAM, for the sub-advisory services provided to or Greater India Portfolio, and material differences between the proposed new sub-advisory agreement with GSAM and the current agreement, are described generally below. Except as noted below, the terms of the current and proposed investment sub-advisory agreements with GSAM are substantially identical. A complete text of the form of the proposed new sub-advisory agreement with GSAM is attached at Appendix T.

Fees. GSAM will not receive increased investment sub-advisory fees as a result of the Transaction. There is no change in the rate of the fees that BMR will pay to GSAM under the proposed investment sub-advisory agreement, as compared to the rate of fees that BMR currently pays to GSAM under the existing investment sub-advisory agreement.

The current and proposed fee schedules for investment sub-advisory services for Greater India Portfolio are described in Appendix F. The agreements provide that BMR is solely responsible for the payment of the compensation to GSAM, that GSAM agrees to seek payment of its compensation solely from BMR, and that Greater India Portfolio shall have no liability for GSAM’s compensation thereunder.

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Duties of the Sub-Adviser. The current and proposed investment sub-advisory agreements contain identical provisions relating to the retention of GSAM as investment sub-adviser to manage the investment and reinvestment of the assets of Greater India Portfolio, subject to the supervision of BMR and the Board of Greater India Portfolio. Subject to the supervision of the Board and BMR, GSAM will continue to provide a continuous investment program for Greater India Portfolio and determine, in its discretion, the composition of the assets of Greater India Portfolio, including the determination of the purchase, retention, or sale of the securities, cash, and other investments for Greater India Portfolio.

Standard of Care. The current and proposed investment sub-advisory agreements provide that GSAM shall exercise reasonable care in the performance of its duties under the agreements, and will conduct its activities thereunder in compliance with the applicable requirements of the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by Greater India Portfolio’s Board that have been provided to GSAM, the provisions of Greater India Portfolio’s registration statement, and GSAM’s operating policies and procedures provided to BMR, each as may be amended.

Limitation of Liability. Both the current and proposed investment sub-advisory agreements provide that GSAM will not be subject to liability for any act or omission in connection with providing services under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of GSAM’s duties, or any material breach by GSAM of its obligations or duties under the agreement.

Books and Records. The current and proposed investment sub-advisory agreements provide that GSAM shall preserve the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act and that GSAM agrees to surrender promptly to Greater India Portfolio any of such records upon Greater India Portfolio’s or BMR’s request in compliance with the requirements of the 1940 Act.

Governing Law. The current and proposed investment sub-advisory agreements provide that such agreements shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

Interpretation of Certain Terms. The proposed investment sub-advisory agreement provides that where the effect of a requirement of the 1940 Act reflected in any provision of the proposed investment sub-advisory agreement is amended, or is modified or interpreted by any applicable order or order of the SEC, any rules or regulated adopted by, or interpretive releases of the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such amendment, order, rule, regulation, interpretive release, or guidance.

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Proposal 4:

Description of the Transaction

The Merger Agreement was unanimously approved by the Board of Directors of each of Morgan Stanley and EVC. The Closing is subject to the completion or waiver of customary closing conditions and is expected to close in the second quarter of 2021. Upon the Closing, Eaton Vance, BMR, EVAIL, Parametric, and Atlanta Capital will become indirect wholly-owned subsidiaries of Morgan Stanley. Hexavest, which is 49% owned by EVC and its affiliates, will become 49% owned by Morgan Stanley upon the Closing.

Board Considerations

At a meeting held on November 24, 2020, the Board of each Sub-Advised Portfolio, including a majority of the Independent Board Members, voted to approve a new investment sub-advisory agreement between BMR and the applicable Sub-Adviser. In voting its approval of the new investment sub-advisory agreement, the Board of each Sub-Advised Portfolio relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Board Members. Prior to and during meetings leading up to the meeting held on November 24, 2020, each Board’s Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers and Morgan Stanley, as requested by the Independent Board Members, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the new investment sub-advisory agreement and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of the Transaction on the Sub-Advised Portfolios and their interestholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Sub-Advised Portfolios and their respective interestholders, each Board and its Contract Review Committee also considered information furnished for prior meetings of the Boards and their committees, including information provided in connection with the annual contract review process for the Sub-Advised Portfolio, which most recently culminated in April 2020. The Board of each Sub-Advised Portfolio, including the Independent Board Members, concluded that the new investment sub-advisory agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the new investment sub-advisory agreement and to recommend that the applicable Sub-Advised Series shareholders do so as well. Each Board’s considerations are described in more detail in Appendix M.

Required Vote and Related Matters

Required Vote. Approval of a Portfolio’s proposed investment sub-advisory agreement requires the affirmative vote of a 1940 Act Majority of the voting securities of the Portfolio, provided the applicable quorum, as described below under “Further Information About Voting and the Joint Special Meeting – Quorum and Methods of Tabulation,” has been satisfied.

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Portfolio Voting. With respect to Proposal 4, you are being asked to submit voting instructions to your Investing Fund regarding how such Investing Fund, as a beneficial owner of an interest in a Portfolio, will vote its interest. The outstanding interests in each Portfolio are primarily held by other funds. These funds include certain Series and other investment companies that are not required to be registered under the 1940 Act. In addition, Eaton Vance or BMR maintains a de minimis investment in each Portfolio. The Investing Funds invest in a Portfolio in either a master-feeder arrangement (in which the Investing Fund invests its assets exclusively in its underlying Portfolio) or a fund of funds arrangement (in which the Investing Fund invests in one or more underlying funds, including one or more Portfolios, and may hold investments directly) in reliance on either Section 12(d)(1)(E) (with respect to Investing Funds in master-feeder arrangements) or Section 12(d)(1)(G) (with respect to Investing Funds in fund-of-funds arrangements) of the 1940 Act. The Board of each Investing Fund that invests in a Portfolio has authorized each Investing Fund to seek instructions from Investing Fund shareholders, and to vote each Investing Fund’s interest in a Portfolio in accordance with the voting instructions received from Investing Fund shareholders (this is known as “pass-through voting”). The Board has further authorized each Investing Fund to vote its interest in the Portfolio with respect to which it has not received voting instructions in the same proportion (for, against, or abstain) as the interests for which it has received timely instructions from other Investing Fund shareholders (this is known as “echo voting”). The Investing Funds do not require that a specified number of shareholders submit voting instructions before an Investing Fund will vote its interest in the applicable Portfolio at the meeting of interestholders of the Portfolios (which is expected to be held, separate from the Meeting, on February 18, 2021). Because each Investing Fund will use echo voting to vote its interest in its underlying Portfolio, a small number of shareholders could determine how an Investing Fund votes if other shareholders fail to vote. Please note that certain Portfolios have interestholders besides the Investing Fund and it is possible that a proposal may be approved by the Portfolios even if it is not approved by Investing Fund shareholders.

Conditions. The approval of a new investment sub-advisory agreement is subject to the Closing and, with respect to a particular Portfolio, interestholders’ approval of a new investment advisory agreement between each Portfolio and BMR (for which Proposal 3 seeks your instructions). If the interestholders of a given Portfolio do not approve a new investment sub-advisory agreement between such Portfolio and BMR, or if the Closing does not occur, the approval of a new investment sub-advisory agreement will be deemed null with respect to that Portfolio. The Board of such Portfolio will consider whether other appropriate actions, if any, are warranted.

Please note that even if interestholders of the Portfolio(s) in which your Investing Fund invests approve a new investment sub-advisory agreement, it is possible that such Portfolio’s new investment sub-advisory agreement will not take effect. This is because the Closing is subject to the completion or waiver of certain conditions. One of these conditions is that advisory clients of EVC’s investment adviser subsidiaries, which would include the Funds and other advisory clients, representing a specified percentage of EVC revenue as of September 30, 2020, consent to the continuation of their advisory relationships after the Closing, as more fully described in the Merger Agreement that EVC filed with the SEC on October 8, 2020 on Form 8-K, Exhibit 2.1.

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On the other hand, the Closing may take place even if interestholders of a Portfolio(s) do not approve Proposal 4. If this should happen, the Board(s) of such Portfolio(s) would consider what additional actions to take, which could include continuing to solicit approval of a new investment sub-advisory agreement. In addition, BMR could (and expects to) propose that the Board of each Portfolio approve an interim investment sub-advisory agreement to permit continuity of management while solicitation continues. The terms of an interim investment sub-advisory agreement would be identical to those of the current investment sub-advisory agreement except for term and escrow provisions required by applicable law.

BOARD RECOMMENDATION

The Board of each Investing Fund listed above, including a majority of the Independent Board Members, believes that the approval of the new investment sub-advisory agreement is in the best interests of such Portfolio and Investing Fund. Accordingly, each Investing Fund’s Board unanimously recommends that shareholders submit voting instructions to their Investing Fund to vote FOR, the approval of the new investment sub-advisory agreement as described in Proposal 4.

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Further Information About Voting and the Joint Special Meeting

Required Vote. Approval of each Proposal requires the affirmative vote of 1940 Act Majority.

Quorum and Methods of Tabulation. A quorum with respect to the Meeting of a Fund requires the presence, in person or by proxy, of one-third (1/3) of the total number of the outstanding shares of the Fund entitled to vote. All shares that are voted and votes to abstain will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes, which will be treated as shares that are present at the Meeting but which have not been voted, will assist a Fund in obtaining a quorum.

With respect to Series shares held in Eaton Vance individual retirement accounts, undirected shares will be voted by Eaton Vance or an affiliate in the same proportion as shares of that Fund for which instructions were received.

With respect to each Proposal, abstentions and broker non-votes, if any, have the effect of a negative vote on the Proposal. Please note that broker non-votes are not expected with respect to any Proposal because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies.

Adjournment. In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes by the shareholders of a Fund in favor of a Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund that are entitled to vote and present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by EVC.

Other business. The Board knows of no matters other than those described in this Proxy Statement to be brought before the Meeting. If, however, any other matters properly come before the Meeting, proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Revocation of proxies. An executed proxy delivered to a Fund is revocable by the person giving it, prior to its exercise, by a signed writing filed with the Fund’s Secretary, by executing and delivering a later dated proxy, or by voting at the Meeting. If you hold Fund shares entitled to vote through an intermediary (such as a broker, bank, adviser or custodian), please consult with the intermediary regarding your ability to revoke voting instructions after they have been provided.

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Information for VT Floating-Rate Income Fund

Voting Process. With respect to VT Floating-Rate Income Fund only, as of the Record Date, the Participating Insurance Companies were shareholders of record of VT Floating-Rate Income Fund. Each Participating Insurance Company will vote shares of VT Floating-Rate Income Fund held by it in accordance with voting instructions received from the Contract Owners for whose accounts the shares are held. Accordingly, with respect to VT Floating-Rate Income Fund, this Proxy Statement is also intended to be used by each Participating Insurance Company in obtaining these voting instructions from Contract Owners. In the event that a Contract Owner gives no instructions, the relevant Participating Insurance Company will vote the shares of VT Floating-Rate Income Fund attributable to the Contract Owner in the same proportion as shares of that Fund for which it has received instructions. One effect of this system of proportional voting is that, if only a small number of Contract Owners provide voting instructions, this small number of Contract Owners may determine the outcome of a vote for VT Floating-Rate Income Fund.

Contract Owner Instructions. Each Contract Owner is entitled to instruct his or her Participating Insurance Company as to how to vote its shares and can do so by marking voting instructions on the voting instruction form enclosed with this Proxy Statement and then signing, dating, and mailing the form in the envelope provided. If a voting instruction form is not marked to indicate voting instructions, but is signed, dated, and returned, it will be treated as an instruction to vote the shares in favor of the proposal. Each Participating Insurance Company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to accounts retained by each Participating Insurance Company will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

[Contract Owners have the opportunity to submit their voting instructions via the internet by using a program provided by a third party vendor hired by CRM or by automated telephone service. To use the internet, please access the internet address listed on your voting instruction form and follow the instructions on the internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The internet and telephone voting procedures are designed to authenticate Contract Owners’ identities, to allow Contract Owners to give their voting instructions and to confirm that their instructions have been recorded properly. Contract Owners voting via the internet should understand that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, that must be borne by the Contract Owners.]

Revocation of instructions. The giving of such voting instructions will not affect your right to vote in person should you decide to attend the Meeting. Any Contract Owner giving instructions to a Participating Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed voting instruction forms received in time for the Meeting will be voted as specified in the instructions.

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Additional Meeting Information

Identification. If you are a record holder of Fund shares entitled to vote and plan to attend the Meeting in person, you must show a valid photo identification (such as a driver’s license) to gain admission to the Meeting. Please call 866-864-3926 for information on how to obtain directions to be able to attend the Meeting and vote in person. If you hold Fund shares entitled to vote through an intermediary and plan to attend the Meeting in person, you will be required to show a valid photo identification and authority to vote your shares (referred to as a “legal proxy”) to gain admission to the Meeting. You must contact your intermediary to obtain a legal proxy for your shares.

Date for receipt of shareholders’ proposals for subsequent meetings of shareholders. Your Fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in a Fund’s proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the fund prints and mails its proxy statement. A shareholder proposal intended to be presented at a future special meeting of shareholders of a Fund must be received at the principal offices of the Fund, c/o the Secretary of the Fund, Two International Place, Boston MA 02110, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not, however, necessarily guarantee that such proposal will be included in a proxy statement.

Proxy Solicitation and Tabulation. The expense of preparing, printing, and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board will be borne by EVC and not by the Funds. Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of a Fund, by personnel of its administrator, the Adviser, by the transfer agent, BNY Mellon Investment Servicing (US) Inc. (“BNY”), by broker-dealer firms, or by a professional solicitation organization. EVC has retained Computershare Fund Services (“Computershare”), to assist in the solicitation of proxies, for which EVC will pay an estimated fee of approximately $[ ]. Estimated costs assume a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs would be higher. A written proxy may be delivered to a Fund or its transfer agent prior to the Meeting by facsimile machine, graphic communication equipment or similar electronic transmission. EVC will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs are approximately $[ ].

Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the internet rather than return their proxy cards. Please see the proxy card for details. A Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If a Fund records votes over the internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

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Convening the meeting. As part of our effort to maintain a safe and healthy environment at the Meeting, the Funds and the Boards are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) and local authorities regarding the novel coronavirus disease, COVID-19. For that reason, the Board of each Fund reserves the right to reconsider the date, time, and/or means of convening the Meeting for that Fund.  Subject to any restrictions imposed by applicable law, the Board(s) may choose to conduct the Meeting of one or more Funds solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications.  If the Board chooses to change the date, time, and/or means of convening the Meeting for a Fund, the Fund will publicly announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material.  Attendees are also encouraged to review guidance from public health authorities on this issue.

Duplicate mailings. As permitted by SEC rules, the Advisers’ policy is to send a single copy of the Proxy Statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the Proxy Statement for each account registered at that address. If you would prefer to receive your own copy of the Proxy Statement, please call our proxy information line at 866-864-3926.

Financial information. Each Fund has previously sent its Annual Report and Semiannual Report to its shareholders. Each Fund will furnish without charge a copy of the Fund’s most recent Annual Report and the most recent Semiannual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should: (i) access them on Eaton Vance’s website at www.eatonvance.com; (ii) write to the Fund c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator, Mutual Fund Services; or (iii) call 1-800-262-1122 Monday through Friday between 8:30 a.m. – 5:30 p.m. (Eastern Time).

Eaton Vance Management. Eaton Vance is the investment adviser of certain Funds and also serves as each Fund’s administrator.  Eaton Vance is a business trust organized under the laws of the Commonwealth of Massachusetts.  Eaton Vance, Inc. (“EV”) serves as sole trustee of Eaton Vance.  EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corp. (“EVC”), a publicly held Maryland corporation.  EVC, through its subsidiaries and affiliates, engages primarily in investment management, administration and marketing activities.  The Directors of EVC are: Thomas E. Faust, Jr., Ann E. Berman, Leo I. Higdon, Jr., Paula A. Johnson, Brian D. Langstraat, Dorothy E. Puhy, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr.  All of the outstanding shares of EVC’s voting common stock are beneficially owned by certain officers of EVC or its subsidiaries and are deposited in a voting trust, the voting trustees of which are: Paul W. Bouchey, Mr. Faust, Craig R. Brandon, Daniel C. Cataldo, Michael A. Cirami, Cynthia J. Clemson, James H. Evans, Maureen A. Gemma, Laurie G. Hylton, Mr. Langstraat, Thomas Lee, Frederick S. Marius, David C. McCabe, Edward J. Perkin, Lewis R. Piantedosi, Charles B. Reed, Craig P. Russ, Thomas Chan Lin Seto, John L. Shea, Eric A. Stein, John H. Streur, Andrew N. Sveen, Payson F. Swaffield, R. Kelly Williams and Matthew J. Witkos. The voting trustees have unrestricted voting rights for the election of directors of EVC.

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The names and principal occupations of the principal executive officers of Eaton Vance are listed below. The address for each director of Eaton Vance and each officer listed below is Two International Place, Boston, MA 02110.

Thomas E. Faust, Jr., President & Chief Executive Officer

Frederick S. Marius, Vice President & Chief Legal Officer

Laurie G. Hylton, Vice President & Chief Financial Officer

Richard F. Froio, Vice President & Chief Compliance Officer

Daniel C. Cataldo, Vice President & Chief Administrative Officer

Boston Management and Research. BMR is the investment adviser of certain Funds.  BMR is 99.9% owned by Eaton Vance, a Massachusetts business trust and 0.10% owned by Eaton Vance WaterOak Advisors (“WaterOak”), a Massachusetts business trust. EV serves as sole trustee of Eaton Vance. Each of Eaton Vance and WaterOak are wholly-owned by EVC. BMR is an indirect, wholly-owned subsidiary of EVC. The names and principal occupations of the principal executive officers of BMR are listed below.  The address for each officer listed below is Two International Place, Boston, MA 02110:

Thomas E. Faust, Jr., President & Chief Executive Officer

Frederick S. Marius, Vice President, Secretary & Chief Legal Officer

Laurie G. Hylton, Vice President & Chief Financial Officer

Richard F. Froio, Vice President & Chief Compliance Officer

Daniel C. Cataldo, Vice President &Chief Administrative Officer

Eaton Vance Distributors, Inc. Eaton Vance Distributors, Inc. (“EVD”) is the principal underwriter of each Series. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the applicable Trust. The principal address for EVD is Two International Place, Boston, MA 02110.

Eaton Vance Advisers International Ltd. EVAIL is a wholly-owned subsidiary of Eaton Vance. Eaton Vance is a wholly-owned subsidiary of EVC. The names and principal occupations of the directors and principal executive officers of EVAIL are listed below. The address for each director and each officer listed below is 125 Old Broad Street, London, United Kingdom, EC2N 1AR:

Thomas E. Faust, Jr., Director

Tjalling J. Halbertsma, Director

Frederick S. Marius, Director

Meghann L. Clark, U.S. Chief Compliance Officer

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Parametric Portfolio Associates LLC. Parametric is a wholly-owned subsidiary of EVC. The members of Parametric are Eaton Vance Acquisitions LLC (“EVA”), EVA Holdings, LLC (“EVA Holdings”), and Eaton Vance. EVC wholly owns EVA, EVA Holdings, and Eaton Vance. The names and principal occupations of the principal executive officers of Parametric are listed below. The address for each officer listed below is 800 Fifth Ave, Suite 2800, Seattle, WA 98104:

Brian D. Langstraat, Chief Executive Officer

Thomas E. Faust, Jr., President

Laurie G. Hylton, Treasurer

Frederick S. Marius, Chief Legal Officer and Secretary

Thomas Lee, Chief Investment Officer

Ranjit Kapila, Chief Technology Officer and Head of Operations

Randall S. Hegarty, Chief Compliance Officer

Goldman Sachs Asset Management, LP. GSAM is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a world-wide, full-service financial services organization. GSAM Holdings LLC is the general partner and principal owner of GSAM. The names and principal occupations of the directors and principal executive officers of GSAM are listed below. The address for each director and each officer listed below is 200 West Street, New York, NY 10282:

Ellen Randy Porges, General Counsel, Chief Legal Officer

Timothy Joseph O’Neill, Co-Chief Executive Officer

Eric Scott Lane, Co-Chief Executive Officer

Judith Leah Shandling, Chief Compliance Officer

Jacqueline Dupree Arthur, Chief Operating Officer

BMO Global Asset Management (Asia) Limited. BMO GAM (Asia) is a limited liability company incorporated in Hong Kong S.A.R. that provides portfolio management services specializing in Greater China equities strategies (trade name “LGM Investments”6), and index tracking strategies (trade name “BMO GAM (Asia) ETF”). BMO GAM (Asia) is wholly owned by the Bank of Montreal. The names and principal occupations of the directors and principal executive officers of BMO GAM (Asia) are listed below. The address for each director and each officer listed below is 3808 One Exchange Square Central Hong Kong:

Edgar N. Legzdins, Director

Albert C. Yu, Director

Ernest S. Chiu, Chief Financial Officer

Chung M. Wai, Chief Compliance Officer

Ying Lui, Director

___________________

6 LGM Investments is the trade name of BMO Global Asset Management (Asia) Limited.

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Atlanta Capital Management Company, LLC. Atlanta Capital is a majority owned subsidiary of Eaton Vance Acquisitions, LLC, a wholly-owned subsidiary of EVC. Atlanta Capital employees maintain a minority interest in the ownership of the firm through an EVC-controlled limited partnership entity, Atlanta Capital, L.P. The names and principal occupations of the managers and principal executive officers of Atlanta Capital are listed below. The address for each manager and each officer listed below is 1075 Peachtree Street NE, Atlanta, GA 30309:

R. Kelly Williams, President, Chief Operating Officer & Manager

Charles B. Reed, Managing Director/Manager

Thomas E. Faust, Jr., EVA Manager

Frederick S. Marius, EVA Manager

Laurie G. Hylton, EVA Manager

Laura T. Donovan, Chief Compliance Officer

Hexavest Inc. Hexavest is organized as a corporation in Montreal, Quebec, Canada. The principal owner of Hexavest is Vital Proulx, who is also the Chairman of the Hexavest Board of Directors. Eaton Vance Management Canada Ltd., an affiliate of EVC, holds 49% of the voting stock of Hexavest. The other 51% of Hexavest’s voting stock is held by various Hexavest employees indirectly through a third party entity. The names and principal occupations of the directors and principal executive officers of Hexavest are listed below. The address for each director and each officer listed below is 1250 Rene-Levesque West Suite 4200, Montreal, Province Quebec, Canada, H3B 4W8:

Vital Proulx, Chairman of the Board & Chief Investment Officer

Denis Rivest, Director, Secretary & Chief Strategy Officer

Robert Brunelle, Director

Thomas E. Faust, Jr., Director

Marc Christopher Lavoie, President & Treasurer

Michel Lajoie, Chief Compliance Officer & Chief Legal Officer

Charles Gagne, Chief Operations Officer

Jean Francois Berube, Executive Vice President

Richard Bernstein Advisors LLC. RBA is a Delaware limited liability company. RBA is principally owned by Mr. Richard Bernstein. The names and principal occupations of the directors and principal executive officers of RBA are listed below. The address for each director and each officer listed below is 120 West 45th Street 36th Floor, New York, New York, 10036:

Richard Bernstein, Chief Executive Officer, Chief Investment Officer and Managing Member

Michael H. Meyer, Chief Compliance Officer

John R. Reagan, Chief Technology Officer

John J. McCombe, President and Director of Distribution

Barbara Tarbel, Chief Financial Officer

Phillip S. Goldfarb, Director of Trading

Matt Griswold, Director of Investments

Lisa Kirschner, Director of Research

Dan J. Suzuki, Deputy Chief Investment Officer

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The Advisers and Sub-Advisers provide investment advisory services to other funds that may have investment objectives and policies similar to those of certain Funds. The table in Appendix V identifies these other funds and states their net assets and the management fees that they paid to the Advisers and Sub-Advisers during the fiscal years noted.

Payments to the Advisers, the Sub-Advisers, or Affiliates. Appendix W shows amounts paid to the Advisers, the Sub-Advisers, or any of their current or prospective affiliates during each Fund’s most recent fiscal year for the services noted. The Funds made no other material payments to the Advisers, the Sub-Advisers, or any of their current or prospective affiliates during the periods shown.

Limitation of Board Member Liability. Each Series’s organizational documents provide that the Series will indemnify its Board members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Series. Each Series, at its expense, provides liability insurance for the benefit of its Board members and officers.

Board Members, Officers, and Other Information. All of the Funds’ officers, as well as Thomas E. Faust, Jr., a Board member who is an “interested person” (as defined in the 1940 Act) of the Funds, are employees of Eaton Vance or its affiliates. Because of their positions with Eaton Vance or its affiliates, the officers and interested Board members will benefit from any management fees, distribution fees, custodian fees, and investor servicing fees paid or allowed by the Funds. No Independent Board Member owns any securities or has any other material direct or indirect interest in an Adviser, the Sub-Advisers, or any other person controlling, controlled by or under common control with an Adviser or the Sub-Advisers, either currently or upon the Closing.

Appendix X lists the current Board members and officers of each Fund.

5% Ownership. As of [November 30], 2020, to the knowledge of the Funds, no person other than those listed in Appendix Y owned beneficially or of record 5% or more of the outstanding shares of any Fund.

Security Ownership of Management. Information regarding the ownership of Fund shares by Board members and officers of the Funds is set forth in Appendix Z.

Affiliated Broker Commissions. As a result of the Closing, broker-dealers affiliated with Morgan Stanley, including Morgan Stanley & Co. LLC and Morgan Stanley Smith Barney LLC, each will be considered an affiliated broker of each Fund. The aggregate amount of commissions paid to such affiliated brokers during each Fund’s most recently completed fiscal year, and the percentage of the Fund’s aggregate brokerage commissions paid to such affiliated brokers during such fiscal years, are listed in Appendix AA.

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Appendix A

FUNDS INCLUDED IN THE JOINT PROXY STATEMENT

Eaton Vance Growth Trust
Eaton Vance Atlanta Capital Focused Growth Fund
Eaton Vance Atlanta Capital Select Equity Fund
Eaton Vance Atlanta Capital SMID-Cap Fund
Eaton Vance Focused Global Opportunities Fund
Eaton Vance Focused Growth Opportunities Fund
Eaton Vance Focused Value Opportunities Fund
Eaton Vance Greater China Growth Fund
Eaton Vance Hexavest Global Equity Fund
Eaton Vance Hexavest International Equity Fund
Eaton Vance International Small-Cap Fund
Eaton Vance Richard Bernstein All Asset Strategy Fund
Eaton Vance Richard Bernstein Equity Strategy Fund
Eaton Vance Worldwide Health Sciences Fund

Eaton Vance Investment Trust
Eaton Vance Floating-Rate Municipal Income Fund
Eaton Vance National Limited Maturity Municipal Income Fund
Eaton Vance New York Municipal Opportunities Fund
Eaton Vance Short Duration Municipals Opportunities Fund

Eaton Vance Municipals Trust
Eaton Vance Arizona Municipal Income Fund
Eaton Vance California Municipal Opportunities Fund
Eaton Vance Connecticut Municipal Income Fund
Eaton Vance Georgia Municipal Income Fund
Eaton Vance Maryland Municipal Income Fund
Eaton Vance Massachusetts Municipal Income Fund
Eaton Vance Minnesota Municipal Income Fund
Eaton Vance Missouri Municipal Income Fund
Eaton Vance Municipal Opportunities Fund
Eaton Vance National Municipal Income Fund
Eaton Vance New Jersey Municipal Income Fund
Eaton Vance New York Municipal Income Fund
Eaton Vance North Carolina Municipal Income Fund
Eaton Vance Ohio Municipal Income Fund
Eaton Vance Oregon Municipal Income Fund
Eaton Vance Pennsylvania Municipal Income Fund
Eaton Vance South Carolina Municipal Income Fund
Eaton Vance Virginia Municipal Income Fund

Eaton Vance Municipals Trust II
Eaton Vance High Yield Municipal Income Fund
Parametric TABS Intermediate-Term Municipal Bond Fund
Parametric TABS Short-Term Municipal Bond Fund
Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund
Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund

Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund
Eaton Vance Core Plus Bond Fund
Eaton Vance Emerging and Frontier Countries Equity Fund
Eaton Vance Emerging Markets Debt Fund
Eaton Vance Emerging Markets Local Income Fund
Eaton Vance Floating-Rate Advantage Fund
Eaton Vance Floating-Rate Fund
Eaton Vance Floating-Rate & High Income Fund
Eaton Vance Global Bond Fund (formerly Eaton Vance Diversified Currency Income Fund)
Eaton Vance Global Income Builder Fund
Eaton Vance Global Macro Absolute Return Advantage Fund
Eaton Vance Global Macro Absolute Return Fund
Eaton Vance Global Small-Cap Equity Fund
Eaton Vance Government Opportunities Fund
A-1

Eaton Vance High Income Opportunities Fund
Eaton Vance Multi-Asset Credit Fund
Eaton Vance Short Duration Government Income Fund
Eaton Vance Short Duration High Income Fund
Eaton Vance Short Duration Strategic Income Fund
Eaton Vance Stock Fund
Eaton Vance Tax-Managed Equity Asset Allocation Fund
Eaton Vance Tax-Managed Global Dividend Income Fund
Eaton Vance Tax-Managed Growth Fund 1.1
Eaton Vance Tax-Managed Growth Fund 1.2
Eaton Vance Tax-Managed Multi-Cap Growth Fund
Eaton Vance Tax-Managed Small-Cap Fund
Eaton Vance Tax-Managed Value Fund
Parametric Commodity Strategy Fund
Parametric Dividend Income Fund
Parametric Emerging Markets Fund
Parametric International Equity Fund
Parametric Tax-Managed International Equity Fund
Parametric Volatility Risk Premium – Defensive Fund

Eaton Vance Series Fund, Inc.
Eaton Vance Emerging Markets Debt Opportunities Fund

Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston
Parametric Tax-Managed Emerging Markets Fund

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund
Eaton Vance Core Bond Fund
Eaton Vance Dividend Builder Fund
Eaton Vance Greater India Fund
Eaton Vance Growth Fund
Eaton Vance Large-Cap Value Fund
Eaton Vance Real Estate Fund
Eaton Vance Short Duration Inflation-Protected Income Fund
Eaton Vance Small-Cap Fund
Eaton Vance Special Equities Fund

Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income Fund

Eaton Vance NextShares Trust
Eaton Vance Global Income Builder NextShares
Eaton Vance Stock NextShares

Eaton Vance NextShares Trust II
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares

A-2

Appendix B

NEW INVESTMENT ADVISORY AGREEMENTS AT SERIES LEVEL

Eaton Vance Mutual Funds Trust
Eaton Vance Floating-Rate Advantage Fund
Eaton Vance Floating-Rate Fund
Eaton Vance High Income Opportunities Fund
Eaton Vance Stock Fund
Eaton Vance Tax-Managed Growth Fund 1.1
Eaton Vance Tax-Managed Growth Fund 1.2
Eaton Vance Tax-Managed Multi-Cap Growth Fund
Eaton Vance Tax-Managed Small-Cap Fund
Eaton Vance Tax-Managed Value Fund
Parametric Tax-Managed International Equity Fund

Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0

Eaton Vance Special Investment Trust
Eaton Vance Core Bond Fund

B-1

Appendix C

PORTFOLIOS

Core Bond Portfolio
Emerging Markets Local Income Portfolio
Eaton Vance Floating Rate Portfolio
Global Income Builder Portfolio
Global Macro Absolute Return Advantage Portfolio
Global Macro Capital Opportunities Portfolio
Global Macro Portfolio
Global Opportunities Portfolio
Greater India Portfolio
High Income Opportunities Portfolio
International Income Portfolio
Senior Debt Portfolio
Stock Portfolio
Tax-Managed Growth Portfolio
Tax-Managed International Equity Portfolio
Tax-Managed Multi-Cap Growth Portfolio
Tax-Managed Small-Cap Portfolio
Tax-Managed Value Portfolio
5-to-15 Year Laddered Municipal Bond Portfolio

C-1

Appendix D

Investment Advisory Agreements:
Compensation

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
Eaton Vance Growth Trust
Eaton Vance Atlanta Capital Focused Growth Fund	Boston Management and Research	Up to $500 million: 0.650% $500 million but less than $1 billion: 0.625% $1 billion but less than $2.5 billion: 0.600% $2.5 billion and over: 0.575%	None	$1,678,746	9/30	0.65%	Fees are based on average daily net assets.
Eaton Vance Atlanta Capital SMID-Cap Fund	Boston Management and Research	Up to $500 million: 1.0000% $500 million but less than $1 billion: 0.9375% $1 billion but less than $2.5 billion: 0.8750% $2.5 billion but less than $5 billion: 0.825% $5 billion but less than $7.5 billion: 0.7500% $7.5 billion but less than $10 billion; 0.7300% $10 billion but less than $15 billion: 0.7200% $15 billion and over: 0.7000%	None	$93,084,892	9/30	0.79%	Fees are based on average daily net assets.
Eaton Vance Greater China Growth Fund	Boston Management and Research	Up to $500 million: 1.00% $500 million but less than $1 billion: 0.91% $1 billion but less than $1.5 billion: 0.83% $1.5 billion but less than $2 billion: 0.75% $2 billion but less than $3 billion: 0.66% $3 billion and over: 0.58%	None	$1,055,313	8/31	1.00%	Fees are based on average daily net assets.
Eaton Vance Worldwide Health Sciences Fund	Eaton Vance Management	Up to $500 million: 0.675% $500 million but less than $1 billion: 0.590% $1 billion but less than $1.5 billion: 0.520% $1.5 billion but less than $2 billion: 0.490% $2 billion but less than $2.5 billion: 0.470% $2.5 billion and over: 0.450%	None	$6,765,462	8/31	0.70%	Fees are based on average daily net assets and a performance-based fee component.[3]
Eaton Vance Investment Trust
Eaton Vance Floating-Rate Municipal Income Fund	Boston Management and Research	Up to $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$2,428,521	3/31	0.35%	Asset-based fees are based on average daily net assets.
D-1

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
Eaton Vance National Limited Maturity Municipal Income Fund	Boston Management and Research	Up to $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$2,072,394	3/31	0.40%	Asset-based fees are based on total daily net assets. Income-based fees are based on total daily gross income.
Eaton Vance New York Municipal Opportunities Fund	Boston Management and Research	Up to $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$302,442	3/31	0.38%	Compensation is equal to the aggregate of the asset-based fee plus the income-based fee Asset-based fees are based on total daily net assets. Income-based fees are based on total daily gross income.
Eaton Vance Municipals Trust
Eaton Vance Arizona Municipal Income Fund	Boston Management and Research	Up to $20 million: 0.100% $20 million but less than $40 million: 0.200% $40 million but less than $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $20 million: 1.00% $20 million but less than $40 million: 2.00% $40 million but less than $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$165,783	7/31	0.27%	Compensation is equal to the aggregate of the asset-based fee plus the income-based fee Asset-based fees are based on total daily net assets. Income-based fees are based on total daily gross income
D-2

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
Eaton Vance California Municipal Opportunities Fund	Boston Management and Research	Up to $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$1,617,288	9/30	0.38%	Compensation is equal to the aggregate of the asset-based fee plus the income-based fee Asset-based fees are based on total daily net assets. Income-based fees are based on total daily gross income.
Eaton Vance Connecticut Municipal Income Fund	Boston Management and Research	Up to $20 million: 0.100% $20 million but less than $40 million: 0.200% $40 million but less than $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $20 million: 1.00% $20 million but less than $40 million: 2.00% $40 million but less than $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$238,515	7/31	0.30%	Compensation is equal to the aggregate of the asset-based fee plus the income-based fee Asset-based fees are based on total daily net assets. Income-based fees are based on total daily gross income.
Eaton Vance Georgia Municipal Income Fund	Boston Management and Research	Up to $20 million: 0.100% $20 million but less than $40 million: 0.200% $40 million but less than $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $20 million: 1.00% $20 million but less than $40 million: 2.00% $40 million but less than $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$281,724	8/31	0.30%	Compensation is equal to the aggregate of the asset-based fee plus the income-based fee Asset-based fees are based on total daily net assets. Income-based fees are based on total daily gross income
D-3

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
Eaton Vance Maryland Municipal Income Fund	Boston Management and Research	Up to $20 million: 0.100% $20 million but less than $40 million: 0.200% $40 million but less than $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $20 million: 1.00% $20 million but less than $40 million: 2.00% $40 million but less than $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$182,027	8/31	0.27%	Compensation is equal to the aggregate of the asset-based fee plus the income-based fee Asset-based fees are based on total daily net assets. Income-based fees are based on total daily gross income
Eaton Vance Massachusetts Municipal Income Fund	Boston Management and Research	Up to $20 million: 0.100% $20 million but less than $40 million: 0.200% $40 million but less than $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $20 million: 1.00% $20 million but less than $40 million: 2.00% $40 million but less than $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$635,594	9/30	0.35%	Compensation is equal to the aggregate of the asset-based fee plus the income-based fee Asset-based fees are based on total daily net assets. Income-based fees are based on total daily gross income
Eaton Vance Minnesota Municipal Income Fund	Boston Management and Research	Up to $20 million: 0.100% $20 million but less than $40 million: 0.200% $40 million but less than $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $20 million: 1.00% $20 million but less than $40 million: 2.00% $40 million but less than $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$590,825	7/31	0.33%	Compensation is equal to the aggregate of the asset-based fee plus the income-based fee Asset-based fees are based on total daily net assets. Income-based fees are based on total daily gross income
D-4

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
Eaton Vance Missouri Municipal Income Fund	Boston Management and Research	Up to $20 million: 0.100% $20 million but less than $40 million: 0.200% $40 million but less than $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $20 million: 1.00% $20 million but less than $40 million: 2.00% $40 million but less than $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$219,576	8/31	0.29%	Compensation is equal to the aggregate of the asset-based fee plus the income-based fee Asset-based fees are based on total daily net assets. Income-based fees are based on total daily gross income
Eaton Vance National Municipal Income Fund	Boston Management and Research	Up to $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$10,209,281	9/30	0.31%	Compensation is equal to the aggregate of the asset-based fee plus the income-based fee Asset-based fees are based on total daily net assets. Income –based fees are based on total daily gross income.
Eaton Vance New Jersey Municipal Income Fund	Boston Management and Research	Up to $20 million: 0.100% $20 million but less than $40 million: 0.200% $40 million but less than $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $20 million: 1.00% $20 million but less than $40 million: 2.00% $40 million but less than $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$595,731	7/31	0.35%	Compensation is equal to the aggregate of the asset-based fee plus the income-based fee Asset-based fees are based on total daily net assets. Income-based fees are based on total daily gross income
D-5

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
Eaton Vance New York Municipal Income Fund	Boston Management and Research	Up to $20 million: 0.100% $20 million but less than $40 million: 0.200% $40 million but less than $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $20 million: 1.00% $20 million but less than $40 million: 2.00% $40 million but less than $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$1,533,878	9/30	0.36%	Compensation is equal to the aggregate of the asset-based fee plus the income-based fee Asset-based fees are based on total daily net assets. Income-based fees are based on total daily gross income
Eaton Vance North Carolina Municipal Income Fund	Boston Management and Research	Up to $20 million: 0.100% $20 million but less than $40 million: 0.200% $40 million but less than $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $20 million: 1.00% $20 million but less than $40 million: 2.00% $40 million but less than $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$442,728	8/31	0.33%	Compensation is equal to the aggregate of the asset-based fee plus the income-based fee Asset-based fees are based on total daily net assets. Income-based fees are based on total daily gross income
Eaton Vance Ohio Municipal Income Fund	Boston Management and Research	Up to $20 million: 0.100% $20 million but less than $40 million: 0.200% $40 million but less than $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $20 million: 1.00% $20 million but less than $40 million: 2.00% $40 million but less than $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$617,766	9/30	0.36%	Compensation is equal to the aggregate of the asset-based fee plus the income-based fee Asset-based fees are based on total daily net assets. Income-based fees are based on total daily gross income
D-6

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
Eaton Vance Oregon Municipal Income Fund	Boston Management and Research	Up to $20 million: 0.100% $20 million but less than $40 million: 0.200% $40 million but less than $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $20 million: 1.00% $20 million but less than $40 million: 2.00% $40 million but less than $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$462,188	8/31	0.34%	Compensation is equal to the aggregate of the asset-based fee plus the income-based fee Asset-based fees are based on total daily net assets. Income-based fees are based on total daily gross income
Eaton Vance Pennsylvania Municipal Income Fund	Boston Management and Research	Up to $20 million: 0.100% $20 million but less than $40 million: 0.200% $40 million but less than $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $20 million: 1.00% $20 million but less than $40 million: 2.00% $40 million but less than $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$697,566	7/31	0.37%	Compensation is equal to the aggregate of the asset-based fee plus the income-based fee Asset-based fees are based on total daily net assets. Income-based fees are based on total daily gross income
Eaton Vance South Carolina Municipal Income Fund	Boston Management and Research	Up to $20 million: 0.100% $20 million but less than $40 million: 0.200% $40 million but less than $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $20 million: 1.00% $20 million but less than $40 million: 2.00% $40 million but less than $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$464,784	8/31	0.33%	Compensation is equal to the aggregate of the asset-based fee plus the income-based fee Asset-based fees are based on total daily net assets. Income-based fees are based on total daily gross income
D-7

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
Eaton Vance Virginia Municipal Income Fund	Boston Management and Research	Up to $20 million: 0.100% $20 million but less than $40 million: 0.200% $40 million but less than $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $20 million: 1.00% $20 million but less than $40 million: 2.00% $40 million but less than $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$197,784	8/31	0.28%	Compensation is equal to the aggregate of the asset-based fee plus the income-based fee Asset-based fees are based on total daily net assets. Income-based fees are based on total daily gross income
Eaton Vance Municipals Trust II
Eaton Vance High Yield Municipal Income Fund	Boston Management and Research	Up to $500 million: 0.3150% $500 million but less than $750 million: 0.2925% $750 million but less than $1.5 billion: 0.2700% $1.5 billion but less than $2 billion: 0.2475% $2 billion but less than $3 billion: 0.2250% $3 billion and over: 0.2025%	Up to $500 million: 3.1500% $500 million but less than $1 billion: 2.9250% $1 billion but less than $1.5 billion: 2.7000% $1.5 billion but less than $2 billion: 2.4750% $2 billion but less than $3 billion: 2.2500% $3 billion and over: 2.0250%	$5,385,252	1/31	0.42%	Compensation is equal to the aggregate of the asset-based fee plus the income-based fee Asset-based fees are based on total daily net assets. Income-based fees are based on total daily gross income
Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund	Eaton Vance Management	Up to $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$1,359,467	9/30	0.41%	Compensation is equal to the aggregate of the asset-based fee plus the income-based fee Asset-based fees are based on total daily net assets. Income-based fees are based on total daily gross income
D-8

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
Eaton Vance Core Plus Bond Fund	Boston Management and Research	Up to $1 billion: 0.450% $1 billion but less than $2.5 billion: 0.425% $2.5 billion but less than $5 billion: 0.410% over $5 billion: 0.400%	None	$2,973,121	9/30	0.45%	Fees are based on average daily net assets for the month.
Eaton Vance Emerging and Frontier Countries Equity Fund	Eaton Vance Management	Up to $500 million: 1.000% $500 million but less than $1 billion: 0.950% $1 billion but less than $2.5 billion: 0.925% $2.5 billion but less than $5 billion: 0.900% Over $5 billion: 0.880%	None	$0[5]	10/31	0.0%	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.
Eaton Vance Emerging Markets Local Income Fund	Eaton Vance Management	Up to $1 billion: 0.650% $1 billion but less than $2 billion: 0.625% $2 billion but less than $5 billion: 0.600% $5 billion and over: 0.575%	None	$0[5]	10/31	0.0%	Fee is based on average daily net assets per annum that are not invested in other investment companies for which the Adviser or its affiliates serves as adviser or administrator.
Eaton Vance Floating-Rate Advantage Fund[2]	Eaton Vance Management

Up to and including $1 billion: 0.5000%

in excess of $1 billion up to and including $2 billion: 0.4500%

in excess of $2 billion up to and including $7 billion: 0.4000%

in excess of $7 billion up to and including $10 billion: 0.3875%

in excess of $10 billion up to and including $15 billion: 0.3750%

in excess of $15 billion: 0.3625%

			None	N/A	10/31	N/A

Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.

Fees are based on average daily gross assets,

D-9

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
Eaton Vance Floating-Rate Fund[2]	Eaton Vance Management

Up to $1 billion: 0.5750%

$1 billion but less than $2 billion: 0.5250%

$2 billion but less than $5 billion: 0.4900%

$5 billion but less than $10 billion: 0.4600%

$10 billion but less than $15 billion: 0.4350%

$15 billion but less than $20 billion; 0.4150%

$20 billion but less than $25 billion: 0.4000%

$25 billion and over: 0.3900%

			None	N/A	10/31	N/A	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.
Eaton Vance Floating-Rate & High Income Fund (for bank loans and bank loan related assets)	Eaton Vance Management	Up to $1 billion: 0.575% $1 billion but less than $2 billion: 0.525% $2 billion but less than $5 billion: 0.490% $5 billion but less than $10 billion: 0.460% $10 billion but less than $15 billion: 0.435% $15 billion but less than $20 billion; 0.415% $20 billion but less than $25 billion: 0.400% $25 billion and over: 0.390%	None	$0	10/31	0.0%	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.
Eaton Vance Floating-Rate & High Income Fund (for high yield bonds and other instruments that are not bank loan related)	Eaton Vance Management	Up to $500 million: 0.3000% $500 million but less than $1 billion: 0.2750% $1 billion but less than $1.5 billion: 0.2500% $1.5 billion but less than $2 billion: 0.2250% $2 billion but less than $3 billion: 0.2000% $3 billion and over: 0.1750%	Up to $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$0	10/31	0.0%	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.
D-10

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
Eaton Vance Global Bond Fund (formerly Eaton Vance Diversified Currency Income Fund)	Eaton Vance Management	Up to $1 billion: 0.500% $1 billion but less than $2 billion: 0.475% $2 billion but less than $5 billion: 0.455% $5 billion and over: 0.440%	None	$0[5]	10/31	0.0%	Fee is based on average daily net assets per annum that are not invested in other investment companies for which the Adviser or its affiliates serves as adviser or administrator.
Eaton Vance Global Income Builder Fund	Boston Management and Reserch	Up to $500 million: 0.550% $500 million but less than $1 billion: 0.525% $1 billion but less than $2.5 billion: 0.500% $2.5 billion and over: 0.475%	None	$0[5]	10/31	0.0%	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.
Eaton Vance Global Macro Absolute Return Fund	Eaton Vance Management	Up to $500 million: 0.615% $500 million but less than $1 billion: 0.595% $1 billion but less than $1.5 billion: 0.575% $1.5 billion but less than $2 billion: 0.555% $2 billion but less than $3 billion: 0.520% $3 billion and over: 0.490%	None	$0	10/31	0.0%	Fee is based on average daily net assets per annum that are not invested in other investment companies for which the Adviser or its affiliates serves as adviser or administrator.
Eaton Vance Global Small-Cap Equity Fund	Boston Management and Research	Up to $500 million: 0.750% $500 million but less than $1 billion: 0.725% $1 billion but less than $2.5 billion: 0.700% $2.5 billion but less than $5 billion: 0.680% $5 billion and over: 0.665%	None	$88,503	10/31	0.75%	Fees are based on average daily net assets.
Eaton Vance Government Opportunities Fund	Boston Management and Research	Up to $500 million: 0.6500% $500 million but less than $1 billion: 0.6250% $1 billion but less than $1.5 billion: 0.6000% $1.5 billion but less than $2 billion: 0.5625% $2 billion but less than $2.5 billion: 0.5000% $2.5 billion and over: 0.4375%	None	$2,190,526	10/31	0.65%	Fees are based on average daily net assets.
D-11

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
Eaton Vance High Income Opportunities Fund[2]	Eaton Vance Management

Up to $500 million: 0.300%

$500 million but less than $1 billion: 0.275%

$1 billion but less than $1.5 billion: 0.250%

$1.5 billion but less than $2 billion: 0.225%

$2 billion but less than $3 billion: 0.200%

$3 billion and over: 0.175%

Up to $500 million: 3.00%

$500 million but less than $1 billion: 2.75%

$1 billion but less than $1.5 billion: 2.50%

$1.5 billion but less than $2 billion: 2.25%

$2 billion but less than $3 billion: 2.00%

$3 billion and over: 1.75%

				N/A	10/31	N/A	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.
Eaton Vance Short Duration Government Income Fund	Boston Management and Research	Up to $1 billion: 0.500% $1 billion but less than $2.5 billion: 0.475% $2.5 billion but less than $5 billion: 0.455% $5 billion and over: 0.400%	None	$25,600,809	10/31	0.46%	Fees are based on average daily net assets.
Eaton Vance Short Duration Strategic Income Fund	Eaton Vance Management	Up to $500 million: 0.615% $500 million but less than $1 billion: 0.595% $1 billion but less than $1.5 billion: 0.575% $1.5 billion but less than $2 billion: 0.555% $2 billion but less than $3 billion: 0.520% $3 billion and over: 0.490%	None	$0	10/31	0.0%	Fee is based on average daily net assets per annum that are not invested in other investment companies for which the Adviser or its affiliates serves as adviser or administrator.
Eaton Vance Stock Fund[2]	Eaton Vance Management	Up to $500 million: 0.600% $500 million but less than $1 billion: 0.575% $1 billion but less than $2.5 billion: 0.550% $2.5 billion but less than $5 billion: 0.530% $5 billion and over: 0.515%	None	N/A	12/31	N/A	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.
D-12

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
Eaton Vance Tax-Managed Equity Asset Allocation Fund	Eaton Vance Management	Up to $500 million: 0.750% $500 million but less than $1 billion: 0.700% $1 billion but less than $1.5 billion: 0.675% $1.5 billion but less than $2.5 billion: 0.650% $2.5 billion and over: 0.625%	None	$3,852,486	10/31	0.75%	Fee based on average daily net assets. Agreement states that the fee shall be reduced by “the Fund’s allocable share of any fee paid pursuant to an investment advisory agreement by any investment company advised by the Adviser or its affiliates in which the Fund invests its assets”.
Eaton Vance Tax-Managed Global Dividend Income Fund	Eaton Vance Management	Up to $500 million: 0.650% $500 million but less than $1 billion: 0.625% $1 billion but less than $2.5 billion: 0.600% $2.5 billion and over: 0.575%	None	$3,835,900	10/31	0.65%	Fees are based on average daily net assets.
Eaton Vance Tax-Managed Growth Fund 1.1[2]	Eaton Vance Management

Up to $500 million: 0.6250%

$500 million but less than $1 billion: 0.5625%

$1 billion but less than $1.5 billion: 0.5000%

$1.5 billion but less than $7 billion: 0.4375%

$7 billion but less than $10 billion: 0.4250%

$10 billion but less than $15 billion: 0.4125%

$15 billion but less than $20 billion; 0.4000%

$20 billion but less than $25 billion: 0.3900%

$25 billion and over: 0.3800%

			None	N/A	10/31	N/A	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.
Eaton Vance Tax-Managed Growth Fund 1.2[2]	Eaton Vance Management

Up to $500 million: 0.6250%

$500 million but less than $1 billion: 0.5625%

$1 billion but less than $1.5 billion: 0.5000%

$1.5 billion but less than $7 billion: 0.4375%

$7 billion but less than $10 billion: 0.4250%

$10 billion but less than $15 billion: 0.4125%

$15 billion but less than $20 billion; 0.4000%

$20 billion but less than $25 billion: 0.3900%

$25 billion and over: 0.3800%

			None	N/A	10/31	N/A	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.
D-13

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
Eaton Vance Tax-Managed Multi-Cap Growth Fund[2]	Eaton Vance Management	Up to $500 million: 0.650% $500 million but less than $1 billion: 0.625% $1 billion but less than $2.5 billion: 0.600% $2.5 billion and over: 0.600%	None	N/A	10/31	N/A	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.
Eaton Vance Tax-Managed Small-Cap Fund[2]	Eaton Vance Management	Up to $500 million: 0.625% $500 million but less than $1 billion: 0.5625% $1 billion but less than $1.5 billion: 0.50% $1.5 billion and over: 0.4375%	None	N/A	10/31	N/A	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.
Eaton Vance Tax-Managed Value Fund[2]	Eaton Vance Management	Up to $500 million: 0.650% $500 million but less than $1 billion: 0.625% $1 billion but less than $2 billion: 0.6000% $2 billion but less than $5 billion: 0.5750% $5 billion and over: 0.5550%	None	N/A	10/31	N/A	Fees are based on Investable Assets, which are assets which are not invested in other investment companies for which Eaton Vance or its affiliates serve as adviser or administrator.
Parametric Emerging Markets Fund	Eaton Vance Management	Up to $500 million: 0.850% $500 million but less than $1 billion: 0.800% $1 billion but less than $2.5 billion: 0.775% $2.5 billion but less than $5 billion: 0.750% $5 billion but less than $7.5 billion: 0.730% $7.5 billion and over: 0.710%	None	$10,675,592	1/31	0.81%	Fees are based on average daily net assets.
D-14

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
Parametric Tax-Managed International Equity Fund[2]	Eaton Vance Management	Up to $1 billion: 0.500% $1 billion but less than $2.5 billion: 0.475% $2.5 billion but less than $5 billion: 0.455% $5 billion and over: 0.440%	None	N/A	10/31	N/A	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.
Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0[2]	Eaton Vance Management

Up to $500 million: 0.6250%

$500 million but less than $1 billion: 0.5625%

$1 billion but less than $1.5 billion: 0.5000%

$1.5 billion but less than $7 billion: 0.4375%

$7 billion but less than $10 billion: 0.4250%

$10 billion but less than $15 billion: 0.4125%

$15 billion but less than $20 billion; 0.4000%

$20 billion but less than $25 billion: 0.3900%

$25 billion and over: 0.3800%

			None	N/A	10/31	N/A	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.
Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	Boston Management and Research	Up to $1.5 billion: 0.625% $1.5 billion but less than $2 billion: 0.600% $2 billion but less than $5 billion: 0.575% $5 billion but less than $10 billion: 0.555% $10 billion and over: 0.535%	None	$12,400,585[4]	10/31	0.59%	Fees are based on average daily net assets.
Parametric Tax-Managed Emerging Markets Fund	Eaton Vance Management	0.45%		$8,230,196	6/30	0.45%	Fees are based on average daily net assets.
D-15

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund (for equity securities)	Eaton Vance Management	Up to $500 million: 0.600% $500 million but less than $1 billion: 0.575% $1 billion but less than $2.5 billion: 0.550% $2.5 billion but less than $5 billion: 0.530% $5 billion and over: 0.515%	None	$0	12/31	$0	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.
Eaton Vance Balanced Fund (for income securities and cash)	Eaton Vance Management	Less than $1 billion: 0.450% $1 billion up to $2 billion: 0.425% $2 billion up to $5 billion: 0.415% $5 billion and over: 0.405%	None	$0	12/31	$0	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.
Eaton Vance Core Bond Fund[2]	Eaton Vance Management	Up to $1 billion: 0.450% $1 billion up to $2 billion: 0.425% $2 billion up to $5 billion: 0.415% $5 billion and over: 0.405%	None	N/A	12/31	N/A	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.
Eaton Vance Dividend Builder Fund	Boston Management and Research	Up to $500 million: 0.6500% $500 million but less than $1 billion: 0.6250% $1 billion but less than $1.5 billion: 0.6000% $1.5 billion but less than $2 billion: 0.5500% $2 billion but less than $3 billion: 0.5000% $3 billion and over: 0.4375%	None	$5,692,354	12/31	0.64%	Fees are based on average daily net assets.
D-16

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
Eaton Vance Greater India Fund	Boston Management and Research	Up to $500 million: 0.850% $500 million but less than $1 billion: 0.800% $1 billion but less than $2.5 billion: 0.775% $2.5 billion but less than $5 billion: 0.750% $5 billion and over: 0.730%	None	$0	12/31	$0	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.
Eaton Vance Growth Fund	Boston Management and Research	Up to $500 million: 0.650% $500 million but less than $1 billion: 0.625% $1 billion up to $2.5 billion: 0.600% $2.5 billion and over: 0.575%	None	$2,027,094	12/31	0.65%	Fees are based on average daily net assets.
Eaton Vance Large-Cap Value Fund	Boston Management and Research	Up to $2 billion: 0.625% $2 billion but less than $5 billion: 0.600% $5 billion but less than $10 billion: 0.575% $10 billion but less than $15 billion: 0.555% $15 billion but less than $20 billion: 0.540% $20 billion but less than $25 billion; 0.530% $25 billion and over: 0.520%	None	$10,551,262	12/31	0.63%	Fees are based on average daily net assets.
Eaton Vance Real Estate Fund	Eaton Vance Management	0.65%	None	$217,674	12/31	0.65%	Fees are based on average daily net assets.
Eaton Vance Short Duration Inflation-Protected Income Fund	Eaton Vance Management	Up to $1 billion: 0.45% $1 billion but less than $2.5 billion: 0.43% $2.5 billion but less than $5 billion: 0.41% $5 billion and over: 0.40%	None	$419,633	12/31	0.32%	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.
Eaton Vance Small-Cap Fund	Boston Management and Research	Up to $500 million: 0.7500% $500 million but less than $1 billion: 0.6875% $1 billion but less than $1.5 billion: 0.6250% $1.5 billion but less than $2 billion: 0.5625% $2 billion but less than $3 billion: 0.5000% $3 billion and over: 0.4375%	None	$355,324	12/31	0.75%	Fees are based on average daily net assets.
D-17

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
Eaton Vance Special Equities Fund	Boston Management and Research	0.625%	None	$289,249	12/31	0.62%	Fees are based on average daily net assets.
Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income Fund	Eaton Vance Management	Up to $1 billion: 0.575% $1 billion but less than $2 billion: 0.525% $2 billion but less than $5 billion: 0.500% $5 billion and over: 0.480%	None	$3,900,529	12/31	0.58%	Fees are based on average daily net assets.
PORTFOLIOS
Core Bond Portfolio	Boston Management and Research	Up to $1 billion: 0.450% $1 billion up to $2 billion: 0.425% $2 billion up to $5 billion: 0.415% $5 billion and over: 0.405%	None	$2,362,474	12/31	0.45%	Fees are based on average daily net assets.
Emerging Markets Local Income Portfolio	Boston Management and Research	Up to $1 billion: 0.650% $1 billion but less than $2 billion: 0.625% $2 billion but less than $5 billion: 0.600% $5 billion and over: 0.575%	None	$8,169,352	10/31	0.64%	Fees are based on Investable Assets, which are assets which are not invested in other investment companies for which Eaton Vance or its affiliates serve as adviser or administrator.
Eaton Vance Floating Rate Portfolio	Boston Management and Research	Up to $1 billion: 0.5750% $1 billion but less than $2 billion: 0.5250% $2 billion but less than $5 billion: 0.4900% $5 billion but less than $10 billion: 0.4600% $10 billion but less than $15 billion: 0.4350% $15 billion but less than $20 billion; 0.4150% $20 billion but less than $25 billion: 0.4000% $25 billion and over: 0.3900%	None	$32,655,074	10/31	0.50%	Fees are based on average daily net assets.
Global Income Builder Portfolio	Boston Management and Research	Up to $500 million: 0.550% $500 million but less than $1 billion: 0.525% $1 billion but less than $2.5 billion: 0.500% $2.5 billion and over: 0.475%	None	$1,546,552	10/31	0.55%	Fees are based on average daily net assets.
D-18

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
Global Macro Absolute Return Advantage Portfolio	Boston Management and Research	Up to $500 million: 1.000% $500 million but less than $1 billion: 0.950% $1 billion but less than $2.5 billion: 0.925% $2.5 billion but less than $5 billion: 0.900% $5 billion and over: 0.880%	None	$28,192,669	10/31	0.94%	Fees are based on Investable Assets, which are assets which are not invested in other investment companies for which Eaton Vance or its affiliates serve as adviser or administrator.
Global Macro Capital Opportunities Portfolio	Boston Management and Research	Up to $500 million: 1.000% $500 million but less than $1 billion: 0.950% $1 billion but less than $2.5 billion: 0.925% $2.5 billion but less than $5 billion: 0.900% $5 billion and over: 0.880%	None	$1,569,545	10/31	1.00%	Fees are based on average daily net assets.
Global Macro Portfolio	Boston Management and Research	Up to $500 million: 0.615% $500 million but less than $1 billion: 0.595% $1 billion but less than $1.5 billion: 0.575% $1.5 billion but less than $2 billion: 0.555% $2 billion but less than $3 billion: 0.520% $5 billion and over: 0.490%	None	$18,433,760	10/31	0.56%	Fees are based on Investable Assets, which are assets which are not invested in other investment companies for which Eaton Vance or its affiliates serve as adviser or administrator.
Global Opportunities Portfolio	Boston Management and Research	Up to $500 million: 0.615% $500 million but less than $1 billion: 0.595% $1 billion but less than $1.5 billion: 0.575% $1.5 billion but less than $2 billion: 0.555% $2 billion but less than $3 billion: 0.520% $3 billion and over: 0.490%	None	$7,874,523	10/31	0.60%	Fees are based on average daily net assets.
Greater India Portfolio	Boston Management and Research	Up to $500 million: 0.850% $500 million but less than $1 billion: 0.800% $1 billion but less than $2.5 billion: 0.775% $2.5 billion but less than $5 billion: 0.750% $5 billion and over: 0.730%	None	$1,799,105	12/31	0.85%	Fees are based on average daily net assets.
D-19

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
High Income Opportunities Portfolio	Boston Management and Research	Up to $500 million: 0.300% $500 million but less than $1 billion: 0.275% $1 billion but less than $1.5 billion: 0.250% $1.5 billion but less than $2 billion: 0.225% $2 billion but less than $3 billion: 0.200% $3 billion and over: 0.175%	Up to $500 million: 3.00% $500 million but less than $1 billion: 2.75% $1 billion but less than $1.5 billion: 2.50% $1.5 billion but less than $2 billion: 2.25% $2 billion but less than $3 billion: 2.00% $3 billion and over: 1.75%	$4,592,323	10/31	0.46%	Asset-based fees are based on Investable Assets, which are assets which are not invested in other investment companies for which Eaton Vance or its affiliates serve as adviser or administrator.
International Income Portfolio	Boston Management and Research	Up to $1 billion: 0.500% $1 billion but less than $2 billion: 0.475% $2 billion but less than $5 billion: 0.455% $5 billion and over: 0.440%	None	$218,356	10/31	0.50%	Fees are based on average daily net assets.
Senior Debt Portfolio	Boston Management and Research	Up to and including $1 billion: 0.5000% in excess of $1 billion up to and including $2 billion: 0.4500% in excess of $2 billion up to and including $7 billion: 0.4000% in excess of $7 billion up to and including $10 billion: 0.3875% in excess of $10 billion up to and including $15 billion: 0.3750% in excess of $15 billion: 0.3625%	None	$32,244,296	10/31	0.52%	Fees are based on average daily gross assets.
Stock Portfolio	Boston Management and Research	Up to $500 million: 0.600% $500 million but less than $1 billion: 0.575% $1 billion but less than $2.5 billion: 0.550% $2.5 billion but less than $5 billion: 0.530% $5 billion and over: 0.515%	None	$3,702,875	12/31	0.59%	Fees are based on average daily net assets for the month.
Tax-Managed Growth Portfolio	Boston Management and Research	Up to $500 million: 0.6250% $500 million but less than $1 billion: 0.5625% $1 billion but less than $1.5 billion: 0.5000% $1.5 billion but less than $7 billion: 0.4375% $7 billion but less than $10 billion: 0.4250% $10 billion but less than $15 billion: 0.4125% $15 billion but less than $20 billion; 0.4000% $20 billion but less than $25 billion: 0.3900% $25 billion and over: 0.3800%	None	$81,541,698	10/31	0.43%	Fees are based on Investable Assets, which are assets which are not invested in other investment companies for which Eaton Vance or its affiliates serve as adviser or administrator.
D-20

Fund/Portfolio	Adviser	Advisory Fee Schedule (annual asset rate) [1]	Advisory Fee Schedule (daily income rate)[1]	Amount of Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Advisory Fees were Paid	Assets on Which Advisory Fee is Charged
Tax-Managed International Equity Portfolio	Boston Management and Research	Up to $1 billion: 0.500% $1 billion but less than $2.5 billion: 0.475% $2.5 billion but less than $5 billion: 0.455% $5 billion and over: 0.440%	None	$323,552	10/31	0.50%	Fees are based on average daily net assets.
Tax-Managed Multi-Cap Growth Portfolio	Boston Management and Research	Up to $500 million: 0.650% $500 million but less than $1 billion: 0.625% $1 billion but less than $2.5 billion: 0.600% $2.5 billion and over: 0.600%	None	$1,194,823	10/31	0.65%	Fees are based on average daily net assets.
Tax-Managed Small-Cap Portfolio	Boston Management and Research	Up to $500 million: 0.625% $500 million but less than $1 billion: 0.5625% $1 billion but less than $1.5 billion: 0.50% $1.5 billion and over: 0.4375%	None	$1,010,702	10/31	0.63%	Fees are based on average daily net assets.
Tax-Managed Value Portfolio	Boston Management and Research	Up to $500 million: 0.650% $500 million but less than $1 billion: 0.625% $1 billion but less than $2 billion: 0.600% $2 billion but less than $5 billion: 0.575% $5 billion and over: 0.555%	None	$4,712,428	10/31	0.64%	Fees are based on average daily net assets.
5-to-15 Year Laddered Municipal Bond Portfolio	Boston Management and Research	Up to $1 billion: 0.3200% $1 billion but less than $2.5 billion: 0.3075% $2.5 billion but less than $5 billion: 0.2950% $5 billion and over: 0.2875%	None	$2,078,583	10/31	0.32%	Fees are based on Investable Assets, which are assets which are not invested in other investment companies for which Eaton Vance or its affiliates serve as adviser or administrator.

[1] Including incorporation of existing fee reduction agreements where applicable.

2 This Fund does not currently have a fund-level advisory agreement. The Board is seeking shareholder approval of a new advisory agreement for this Fund, as described in the proxy statement.

3 The asset-based fee is subject to upward or downward adjustment depending upon whether, and to what extent, the investment performance of the Fund differs by at least one percentage point from the record of the MSCI World Health Care Index (“Index Return”) over the same period. Each percentage point difference is multiplied by a performance adjustment rate of 0.015%. The maximum adjustment plus/minus is 0.15%. One twelfth (1/12) of this adjustment is applied each month to the average daily net assets of the Fund over the entire performance period. This adjustment shall be based on a rolling period of up to and including the most recent 36 months (“Performance Adjustment Period”) or such shorter period as may be required by the 1940 Act or the rules thereunder or applicable guidance of the Securities and Exchange Commission. Fund performance shall be total return as computed under Rule 482 under the Securities Act of 1933. The Adviser may, from time to time, waive all or a part of the above compensation.

4 Boston Income Portfolio, a master fund of Eaton Vance Income Fund of Boston, collapsed during the Fund’s most recent fiscal year. The Portfolio paid $17,764,355 in management fees during the most fiscal year end.

5 Please see Appendix F for information on the Expense Reimbursement Arrangements.

D-21

Appendix E

Investment Advisory and Administrative Agreements:
Compensation

Fund	Adviser	Management Fee Schedule (annual asset rate)[1]	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Fiscal Year End	Annual Rate at which Management Fees were Paid	Assets on Which Management Fee is Charged (including incorporation of fee reduction agreement language where applicable)
Eaton Vance Growth Trust
Eaton Vance Atlanta Capital Select Equity Fund	Eaton Vance Management	Up to $500 million: 0.700% $500 million but less than $1 billion: 0.675% $1 billion but less than $2.5 billion: 0.650% $2.5 billion but less than $5 billion: 0.630% $5 billion and over: 0.615%	$5,353,161	9/30	0.69%	Fees are based on average daily net assets.
Eaton Vance Focused Global Opportunities Fund	Eaton Vance Management	Up to $500 million: 0.800% $500 million but less than $1 billion: 0.775% $1 billion but less than $2.5 billion: 0.750% $2.5 billion but less than $5 billion: 0.730% $5 billion and over: 0.715%	$(59,569)	11/30	0.80%	Fees are based on average daily net assets.
Eaton Vance Focused Growth Opportunities Fund	Eaton Vance Management	Up to $500 million: 0.650% $500 million but less than $1 billion: 0.625% $1 billion but less than $2.5 billion: 0.600% $2.5 billion but less than $5 billion: 0.580% $5 billion and over: 0.565%	$1,773,362	2/28	0.65%	Fees are based on average daily net assets.
Eaton Vance Focused Value Opportunities Fund	Eaton Vance Management	Up to $500 million: 0.700% $500 million but less than $1 billion: 0.675% $1 billion but less than $2.5 billion: 0.650% $2.5 billion but less than $5 billion: 0.630% $5 billion and over: 0.615%	$947,201	2/28	0.75%	Fees are based on average daily net assets.
Eaton Vance Hexavest Global Equity Fund	Eaton Vance Management	Up to $500 million: 0.800% $500 million but less than $1 billion: 0.775% $1 billion but less than $2.5 billion: 0.750% $2.5 billion but less than $5 billion: 0.730% $5 billion and over: 0.715%	$75,105	7/31	0.80%	Fees are based on average daily net assets for the month.
Eaton Vance Hexavest International Equity Fund	Eaton Vance Management	Up to $500 million: 0.800% $500 million but less than $1 billion: 0.775% $1 billion but less than $2.5 billion: 0.750% $2.5 billion but less than $5 billion: 0.730% $5 billion and over: 0.715%	$244,693	7/31	0.80%	Fees are based on average daily net assets for the month.
Eaton Vance International Small-Cap Fund	Eaton Vance Management	Up to $500 million: 0.900% $500 million but less than $1 billion: 0.850% $1 billion but less than $2.5 billion: 0.825% $2.5 billion but less than $5 billion: 0.800% $5 billion and over: 0.780%	$276,219	11/30	0.90%	Fees are based on average daily net assets.

E-1

Fund	Adviser	Management Fee Schedule (annual asset rate)[1]	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Fiscal Year End	Annual Rate at which Management Fees were Paid	Assets on Which Management Fee is Charged (including incorporation of fee reduction agreement language where applicable)
Eaton Vance Richard Bernstein All Asset Strategy Fund	Eaton Vance Management	Up to $500 million: 0.850% $500 million but less than $1 billion: 0.800% $1 billion but less than $2.5 billion: 0.775% $2.5 billion but less than $5 billion: 0.750% $5 billion and over: 0.730%	$5,487,788	8/31	0.84%	Fees are based on average daily net assets.
Eaton Vance Richard Bernstein Equity Strategy Fund	Eaton Vance Management	Up to $500 million: 0.900% $500 million but less than $1 billion: 0.850% $1 billion but less than $2.5 billion: 0.825% $2.5 billion but less than $5 billion: 0.800% $5 billion and over: 0.780%	$6,458,961	8/31	0.88%	Fees are based on average daily net assets.
Eaton Vance Investment Trust
Eaton Vance Short Duration Municipals Opportunities Fund	Eaton Vance Management	Up to $1 billion: 0.400% $1 billion but less than $2.5 billion: 0.375% $2.5 billion but less than $5 billion: 0.360% $5 billion and over: 0.350%	$2,875,505	3/31	0.40%	Fees are based on average daily net assets.
Eaton Vance Municipals Trust
Eaton Vance Municipal Opportunities Fund	Eaton Vance Management	Up to $500 million: 0.600% $500 million but less than $1 billion: 0.575% $1 billion but less than $2.5 billion: 0.550% $2.5 billion but less than $5 billion: 0.530% $5 billion and over: 0.515%	$8,013,869	7/31	0.58%	Fees are based on average daily net assets.
Eaton Vance Municipals Trust II
Parametric TABS Intermediate-Term Municipal Bond Fund	Eaton Vance Management	Up to $1 billion: 0.600% $1 billion but less than $2 billion: 0.575% $2 billion but less than $5 billion: 0.550% $5 billion and over: 0.530%	$2,365,458	1/31	0.60%	Fees are based on average daily net assets.
Parametric TABS Short-Term Municipal Bond Fund	Eaton Vance Management	Up to $500 million: 0.45% $500 million but less than $1 billion: 0.44% $1 billion but less than $2 billion: 0.43% $2 billion but less than $5 billion: 0.41% $5 billion and over: 0.40%	$1,541,568	1/31	0.51%	Fees are based on average daily net assets.
Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund	Eaton Vance Management	Up to $1 billion: 0.3200% $1 billion but less than $2.5 billion: 0.3075% $2.5 billion but less than $5 billion: 0.2950% $5 billion and over: 0.2875%	$84,031	1/31	0.32%	Fees are based on average daily net assets.
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund	Eaton Vance Management	Up to $1 billion: 0.600% $1 billion but less than $2 billion: 0.575% $2 billion but less than $5 billion: 0.550% $5 billion and over: 0.530%	$0[2]	1/31	0.0%	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.

E-2

Fund	Adviser	Management Fee Schedule (annual asset rate)[1]	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Fiscal Year End	Annual Rate at which Management Fees were Paid	Assets on Which Management Fee is Charged (including incorporation of fee reduction agreement language where applicable)
Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund	Eaton Vance Management	Up to $1 billion: 0.3200% $1 billion but less than $2.5 billion: 0.3075% $2.5 billion but less than $5 billion: 0.2950% $5 billion and over: 0.2875%	$0[2]	1/31	0.32%	Fees are based on average daily net assets.
Eaton Vance Mutual Funds Trust
Eaton Vance Emerging Markets Debt Fund	Eaton Vance Management	Up to $500 million: 0.650% $500 million but less than $1 billion: 0.625% $1 billion but less than $2.5 billion: 0.600% $2.5 billion but less than $5 billion: 0.580% $5 billion and over: 0.565%	$0[2]	1/31	0.65%	Fees are based on average daily net assets.
Eaton Vance Global Macro Absolute Return Advantage Fund	Eaton Vance Management	Up to $500 million: 1.000% $500 million but less than $1 billion: 0.950% $1 billion but less than $2.5 billion: 0.925% $2.5 billion but less than $5 billion: 0.900% $5 billion and over: 0.880%	$0[2]	10/31	0.0%	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.
Eaton Vance Multi-Asset Credit Fund	Eaton Vance Management	Up to $1 billion: 0.550% $1 billion but less than $2.5 billion: 0.530% $2.5 billion but less than $5 billion: 0.510% $5 billion and over: 0.500%	$1,818,817	10/31	0.55%	Fees are based on average daily net assets per annum that are not invested in other investment companies for which the Adviser or its affiliates (i) serve as adviser and (ii) receives an advisory fee.
Eaton Vance Short Duration High Income Fund	Eaton Vance Management	Up to $1 billion: 0.550% $1 billion but less than $2.5 billion: 0.525% $2.5 billion but less than $5 billion: 0.505% $5 billion and over: 0.490%	$0[2,3]	10/31	0.55%	Fees are based on average daily net assets.
Parametric Commodity Strategy Fund	Eaton Vance Management	Up to $1 billion: 0.550% $1 billion but less than $2.5 billion: 0.525% $2.5 billion but less than $5 billion: 0.505% $5 billion and over: 0.490%	$1,565,432	12/31	0.55%	Fees are based on average daily net assets.
Parametric Dividend Income Fund	Eaton Vance Management	Up to $1 billion: 0.3000% $1 billion but less than $2.5 billion: 0.2875% $2.5 billion but less than $5 billion: 0.2750% $5 billion and over: 0.2675%	$73,144	2/28	0.30%	Fees are based on average daily net assets.
Parametric International Equity Fund	Eaton Vance Management	Up to $1 billion: 0.400% $1 billion but less than $2.5 billion: 0.375% $2.5 billion but less than $5 billion: 0.360% $5 billion and over: 0.350%	$1,500,684	1/31	0.40%	Fees are based on average daily net assets.

E-3

Fund	Adviser	Management Fee Schedule (annual asset rate)[1]	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Fiscal Year End	Annual Rate at which Management Fees were Paid	Assets on Which Management Fee is Charged (including incorporation of fee reduction agreement language where applicable)
Parametric Volatility Risk Premium – Defensive Fund	Eaton Vance Management	Up to $1 billion: 0.400% $1 billion but less than $2.5 billion: 0.375% $2.5 billion but less than $5 billion: 0.360% $5 billion and over: 0.350%	$2,411,051	1/31	0.40%	Fees are based on average daily net assets.
Eaton Vance Series Fund, Inc.
Eaton Vance Emerging Markets Debt Opportunities Fund	Eaton Vance Management	Up to $500 million: 0.650% $500 million but less than $1 billion: 0.625% $1 billion but less than $2.5 billion: 0.600% $2.5 billion but less than $5 billion: 0.580% $5 billion and over: 0.565%	$1,408,664	7/31	0.65%	Fees are based on average daily net assets.
Eaton Vance NextShares Trust
Eaton Vance Global Income Builder NextShares	Eaton Vance Management	Up to $500 million: 0.550% $500 million but less than $1 billion: 0.525% $1 billion but less than $2.5 billion: 0.500% $2.5 billion and over: 0.475%	$0[2]	10/31	0.0%	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.
Eaton Vance Stock NextShares	Eaton Vance Management	Up to $500 million: 0.600% $500 million but less than $1 billion: 0.575% $1 billion but less than $2.5 billion: 0.550% $2.5 billion but less than $5 billion: 0.530% $5 billion and over: 0.515%	$0[2]	12/31	0.0%	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.
Eaton Vance NextShares Trust II
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	Eaton Vance Management	Up to $1 billion: 0.320% $1 billion but less than $2.5 billion: 0.3075% $2.5 billion but less than $5 billion: 0.2950% $5 billion and over: 0.2875%	$0[2]	1/31	0.0%	Fee is based on average daily net assets per annum, that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee.

[1] Including incorporation of existing fee reduction agreements where applicable.

2 Please see Appendix F for information on the Expense Reimbursement Arrangements.

3 Short Duration High Income Portfolio, a master fund of Eaton Vance Short Duration High Income Fund, collapsed during the Fund’s most recent fiscal year. The Portfolio paid $189,018 in management fees during the most fiscal year end and the annual rate at which the fees were paid was 0.55%.

E-4

Appendix F

Investment Sub-Advisory Agreements:
Compensation

Fund/Portfolio	Sub-Adviser	Sub-Advisory Fee Schedule[1]	Amount of Sub-Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Sub-Advisory Fees were Paid	Assets on Which Sub-Advisory Fee is Charged (including incorporation of fee reduction agreement language where applicable)
Eaton Vance Growth Trust
Eaton Vance Atlanta Capital Focused Growth Fund	Atlanta Capital Management Company, LLC	Up to $500 million: 0.400% $500 million but less than $1 billion: 0.3875% $1 billion but less than $2.5 billion: 0.3750% $2.5 billion and over: 0.3625%	$1,029,253	9/30	0.40%	Fees are based on average daily net assets.
Eaton Vance Atlanta Capital Select Equity Fund	Atlanta Capital Management Company, LLC	Up to $500 million: 0.3500% $500 million but less than $1 billion: 0.3375% $1 billion but less than $2.5 billion: 0.3250% $2.5 billion but less than $5 billion: 0.3150% $5 billion and over: 0.3075%	$2,494,900	9/30	0.32%	Fees are based on average daily net assets.
Eaton Vance Atlanta Capital SMID-Cap Fund	Atlanta Capital Management Company, LLC	Up to $500 million: .70000% $500 million but less than $1 billion: 0.65625% $1 billion but less than $2.5 billion: 0.61250% $2.5 billion but less than $5 billion: 0.56875% $5 billion but less than $7.5 billion: 0.52500% $7.5 billion but less than $10 billion; 0.51500% $10 billion but less than $15 billion: 0.50500% $15 billion and over: 0.49000%	$65,276,884	9/30	0.55%	Fees are based on average daily net assets.
Eaton Vance Focused Global Opportunities Fund	Eaton Vance Advisers International Ltd.	Up to $500 million: 0.271% $500 million but less than $1 billion: 0.263% $1 billion but less than $2.5 billion: 0.254% $2.5 billion but less than $5 billion: 0.247% $5 billion and over: 0.242%	$0[3]	11/30	0.27%	Fees are based on average daily net assets.
Eaton Vance Greater China Growth Fund	BMO Global Asset Management (Asia) Limited	Up to $500 million: 0.575% $500 million but less than $1 billion: 0.535% $1 billion but less than $1.5 billion: 0.495% $1.5 billion but less than $2 billion: 0.455% $2 billion but less than $3 billion: 0.415% $3 billion and over: 0.375%	$607,086	8/31	0.58%	Fees are based on average daily net assets.
Eaton Vance Hexavest Global Equity Fund	Hexavest Inc.	Up to $500 million: 0.4000% $500 million but less than $1 billion: 0.3875% $1 billion but less than $2.5 billion: 0.3750% $2.5 billion but less than $5 billion: 0.3650% $5 billion and over: 0.3575%	$37,679	7/31	0.40%	Fees are based on average daily net assets for the month.

F-1

Fund/Portfolio	Sub-Adviser	Sub-Advisory Fee Schedule[1]	Amount of Sub-Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Sub-Advisory Fees were Paid	Assets on Which Sub-Advisory Fee is Charged (including incorporation of fee reduction agreement language where applicable)
Eaton Vance Hexavest International Equity Fund	Hexavest Inc.	Up to $500 million: 0.4000% $500 million but less than $1 billion: 0.3875% $1 billion but less than $2.5 billion: 0.3750% $2.5 billion but less than $5 billion: 0.3650% $5 billion and over: 0.3575%	$101,287	7/31	0.35%	Fees are based on average daily net assets for the month.
Eaton Vance International Small-Cap Fund	Eaton Vance Advisers International Ltd.	Up to $500 million: 0.405% $500 million but less than $1 billion: 0.383% $1 billion but less than $2.5 billion: 0.371% $2.5 billion but less than $5 billion: 0.360% $5 billion and over: 0.351%	$124,298	11/30	0.40%	Fees are based on average daily net assets.
Eaton Vance Richard Bernstein All Asset Strategy Fund	Richard Bernstein Advisors LLC	Up to $500 million: 0.3800% $500 million but less than $1 billion: 0.3550% $1 billion but less than $2.5 billion: 0.3425% $2.5 billion but less than $5 billion: 0.3300% $5 billion and over: 0.3200%	$2,449,268	8/31	0.37%	Fees are based on average daily net assets.
Eaton Vance Richard Bernstein Equity Strategy Fund	Richard Bernstein Advisors LLC	Up to $500 million: 0.4000% $500 million but less than $1 billion: 0.3750% $1 billion but less than $2.5 billion: 0.3625% $2.5 billion but less than $5 billion: 0.3500% $5 billion and over: 0.3400%	$2,864,248	8/31	0.39%	Fees are based on average daily net assets.
Eaton Vance Worldwide Health Sciences Fund	Eaton Vance Advisers International Ltd.	Up to $500 million: 0.213% $500 million but less than $1 billion: 0.190% $1 billion but less than $1.5 billion: 0.171% $1.5 billion but less than $2 billion: 0.154% $2 billion but less than $2.5 billion: 0.138% $2.5 billion and over: 0.132%	$1,923,439	8/31	0.20%	Fees are based on average daily net assets.
Eaton Vance Municipals Trust II
Parametric TABS Intermediate-Term Municipal Bond Fund	Parametric Portfolio Associates LLC	Up to $1 billion: 0.2750% $1 billion but less than $2 billion: 0.2625% $2 billion but less than $5 billion: 0.2500% $5 billion and over: 0.2400%	$68,415	1/31	0.01%	Fees are based on average daily net assets.
Parametric TABS Short-Term Municipal Bond Fund	Parametric Portfolio Associates LLC	Up to $500 million: 0.2000% $500 million but less than $1 billion: 0.1950% $1 billion but less than $2.5 billion: 0.1900% $2.5 billion but less than $5 billion: 0.1800% $5 billion and over: 0.1750%	$30,353	1/31	0.01%	Fees are based on average daily net assets.
Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund	Parametric Portfolio Associates LLC	Up to $1 billion: 0.1350% $1 billion but less than $2.5 billion: 0.1288% $2.5 billion but less than $5 billion: 0.1225% $5 billion and over: 0.1188%	$7,034	1/31	0.01%	Fees are based on average daily net assets.
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund	Parametric Portfolio Associates LLC	Up to $1 billion: 0.1350% $1 billion but less than $2.5 billion: 0.1288% $2.5 billion but less than $5 billion: 0.1225% $5 billion and over: 0.1188%	$1,588	1/31	0.0%	Fees are based on average daily net assets.
F-2

Fund/Portfolio	Sub-Adviser	Sub-Advisory Fee Schedule[1]	Amount of Sub-Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Sub-Advisory Fees were Paid	Assets on Which Sub-Advisory Fee is Charged (including incorporation of fee reduction agreement language where applicable)
Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund	Parametric Portfolio Associates LLC	Up to $1 billion: 0.1350% $1 billion but less than $2.5 billion: 0.1288% $2.5 billion but less than $5 billion: 0.1225% $5 billion and over: 0.1188%	$1,727	1/31	0.0%	Fees are based on average daily net assets.
Eaton Vance Mutual Funds Trust
Eaton Vance Global Income Builder Fund	Eaton Vance Advisers International Ltd.	Up to $500 million: 0.177% $500 million but less than $1 billion; 0.169% $1 billion but less than $2.5 billion: 0.161% $2.5 billion and over: 0.153%	$0[3]	10/31	0.0%	Fees are based on Investable Assets, which are assets which are not invested in other investment companies for which Eaton Vance or its affiliates serve as adviser or administrator.
Eaton Vance Global Small-Cap Equity Fund	Eaton Vance Advisers International Ltd.	Up to $500 million: 0.338% $500 million but less than $1 billion: 0.326% $1 billion but less than $2.5 billion: 0.315% $2.5 billion but less than $5 billion: 0.306% $5 billion and over: 0.299%	$39,885	10/31	0.34%	Fees are based on average daily net assets.
Eaton Vance Multi-Asset Credit Fund	Eaton Vance Advisers International Ltd.	Up to $1 billion: 0.143% $1 billion but less than $2.5 billion: 0.138% $2.5 billion but less than $5 billion: 0.133% $5 billion and over: 0.130%	$472,357	10/31	0.14%	Fees are based on average daily net assets.
Eaton Vance Tax-Managed Global Dividend Income Fund	Eaton Vance Advisers International Ltd.	Up to $500 million: 0.198% $500 million but less than $1 billion: 0.191% $1 billion but less than $2.5 billion: 0.183% $2.5 billion and over: 0.175%	$1,169,051	10/31	0.20%	Fees are based on average daily net assets.
Eaton Vance Tax-Managed International Equity Fund[2]	Parametric Portfolio Associates LLC	Up to $1 billion: 0.2250% $1 billion but less than $2.5 billion: 0.2125% $2.5 billion but less than $5 billion: 0.2025% $5 billion and over: 0.1950%	N/A	10/31	N/A	Fees are based on average daily net assets.
Parametric Commodity Strategy Fund	Parametric Portfolio Associates LLC	Up to $1 billion: 0.2500% $1 billion but less than $2.5 billion: 0.2375% $2.5 billion but less than $5 billion: 0.2275% $5 billion and over: 0.2200%	$711,560	12/31	0.25%	Fees are based on average daily net assets.
Parametric Dividend Income Fund	Parametric Portfolio Associates LLC	Up to $1 billion: 0.12500% $1 billion but less than $2.5 billion: 0.11875% $2.5 billion but less than $5 billion: 0.11250% $5 billion and over: 0.10875%	$30,477	2/28	0.13%	Fees are based on average daily net assets.
Parametric Emerging Markets Fund	Parametric Portfolio Associates LLC	Up to $500 million: 0.500% $500 million but less than $1 billion: 0.470% $1 billion but less than $2.5 billion: 0.455% $2.5 billion but less than $5 billion: 0.440% $5 billion but less than $7.5 billion: 0.430% $7.5 billion and over: 0.418%	$6,274,056	1/31	0.48%	Fees are based on average daily net assets.

F-3

Fund/Portfolio	Sub-Adviser	Sub-Advisory Fee Schedule[1]	Amount of Sub-Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Sub-Advisory Fees were Paid	Assets on Which Sub-Advisory Fee is Charged (including incorporation of fee reduction agreement language where applicable)
Parametric International Equity Fund	Parametric Portfolio Associates LLC	Up to $1 billion: 0.1750% $1 billion but less than $2.5 billion: 0.1625% $2.5 billion but less than $5 billion: 0.1550% $5 billion and over: 0.1500%	$656,549	1/31	0.17%	Fees are based on average daily net assets.
Parametric Volatility Risk Premium – Defensive Fund	Parametric Portfolio Associates LLC	Up to $1 billion: 0.1750% $1 billion but less than $2.5 billion: 0.1625% $2.5 billion but less than $5 billion: 0.1550% $5 billion and over: 0.1500%	$1,054,835	1/31	0.17%	Fees are based on average daily net assets.
Eaton Vance Series Trust II
Parametric Tax-Managed Emerging Markets Fund	Parametric Portfolio Associates LLC	0.35%	$6,401,264	6/30	0.35%	Fees are based on average daily net assets.
Eaton Vance Special Investment Trust
Eaton Vance Greater India Fund	Goldman Sachs Asset Management, L.P.	Up to $500 million: 0.475% $500 million but less than $1 billion: 0.450% $1 billion but less than $2.5 billion: 0.438% $2.5 billion but less than $5 billion: 0.426% $5 billion and over: 0.416%	$0	12/31	0.0%	Fees are based on average daily net assets.
Eaton Vance NextShares Trust
Eaton Vance Global Income Builder NextShares	Eaton Vance Advisers International Ltd.	Up to $500 million: 0.177% $500 million but less than $1 billion; 0.169% $1 billion but less than $2.5 billion: 0.161% $2.5 billion and over: 0.153%	$0[3]	10/31	0.0%	Fees are based on Investable Assets, which are assets which are not invested in other investment companies for which Eaton Vance or its affiliates serve as adviser or administrator.
Eaton Vance NextShares Trust II
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	Parametric Portfolio Associates LLC	Up to $1 billion: 0.1350% $1 billion but less than $2.5 billion: 0.1288% $2.5 billion but less than $5 billion: 0.1225% $5 billion and over: 0.1188%	$3,944	1/31	0.0%	Fees are based on Investable Assets, which are assets which are not invested in other investment companies for which Eaton Vance or its affiliates serve as adviser or administrator.

F-4

Portfolio	Sub-Adviser	Sub-Advisory Fee Schedule (annual asset rate)[1]	Sub-Advisory Fee Schedule (daily income rate)[1]	Amount of Sub-Advisory Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimburse-ments, if any) ($)	Fiscal Year End	Annual Rate at which Sub-Advisory Fees were Paid	Assets on Which Sub-Advisory Fee is Charged (including incorporation of fee reduction agreement language where applicable)

PORTFOLIOS
Global Income Builder Portfolio	Eaton Vance Advisers International Ltd.	Up to $500 million: 0.177% $500 million but less than $1 billion: 0.169% $1 billion but less than $2.5 billion: 0.161% $2.5 billion and over: 0.153%	None	$497,708	10/31	0.18%	Fees are based on average daily net assets.
Greater India Portfolio	Goldman Sachs Asset Management, L.P.	Up to $500 million: 0.475% $500 million but less than $1 billion: 0.450% $1 billion but less than $2.5 billion: 0.438% $2.5 billion but less than $5 billion: 0.426% $5 billion and over: 0.416%	None	$1,005,382	12/31	0.47%	Fees are based on average daily net assets.
High Income Opportunities Portfolio	Eaton Vance Advisers International Ltd.	Up to $500 million: 0.045% $500 million but less than $1 billion: 0.041% $1 billion but less than $1.5 billion: 0.038% $1.5 billion but less than $2 billion: 0.034% $2 billion but less than $3 billion: 0.030% $3 billion and over: 0.026%	Up to $500 million: 0.450% $500 million but less than $1 billion: 0.413% $1 billion but less than $1.5 billion: 0.375% $1.5 billion but less than $2 billion: 0.338% $2 billion but less than $3 billion: 0.300% $3 billion and over: 0.263%	$288,588	10/31	0.03%	Fees are based on Investable Assets, which are assets which are not invested in other investment companies for which Eaton Vance or its affiliates serve as adviser or administrator.
Tax-Managed International Equity Portfolio	Parametric Portfolio Associates LLC	Up to $1 billion: 0.2250% $1 billion but less than $2.5 billion: 0.2125% $2.5 billion but less than $5 billion: 0.2025% $5 billion and over: 0.1950%	None	$153,651	10/31	0.24%	Fees are based on average daily net assets.
5-to-15 Year Laddered Municipal Bond Portfolio	Parametric Portfolio Associates LLC	Up to $1 billion: 0.1350% $1 billion but less than $2.5 billion: 0.1288% $2.5 billion but less than $5 billion: 0.1225% $5 billion and over: 0.1188%	None	$45,281	10/31	0.01%	Fees are based on Investable Assets, which are assets which are not invested in other investment companies for which Eaton Vance or its affiliates serve as adviser or administrator.

[1] Including incorporation of existing fee reduction agreements where applicable.

2 This Fund does not currently have a fund-level advisory agreement. The Board is seeking shareholder approval of a new advisory agreement for this Fund, as described in the proxy statement.

3 Please see Appendix F for information on the Expense Reimbursement Arrangements.

F-5

Appendix G

Expense Reimbursement Arrangements

The expense reimbursements relate to ordinary operating expenses only and do not include expenses such as:  brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses.

Trust, Series and Class	Contractual Expense Cap	Effective Date	Termination Date
Eaton Vance Growth Trust
Atlanta Capital Focused Growth Fund Class A	1.05%	2/1/2019	1/31/2021[1]
Atlanta Capital Focused Growth Fund Class C	1.80%	2/1/2019	1/31/2021[1]
Atlanta Capital Focused Growth Fund Class I	0.80%	2/1/2019	1/31/2021[1]

Atlanta Capital Select Equity Fund Class A	1.05%	2/1/2017	1/31/2021[1]
Atlanta Capital Select Equity Fund Class C	1.80%	2/1/2017	1/31/2021[1]
Atlanta Capital Select Equity Fund Class I	0.80%	2/1/2017	1/31/2021[1]
Atlanta Capital Select Equity Fund Class R6	0.75%	2/1/2017	1/31/2021[1]

Focused Global Opportunities Fund Class I	0.95%	12/15/2015	3/31/2021

Focused Value Opportunities Fund Class A	1.05%	6/30/2014	6/30/2021
Focused Value Opportunities Fund Class C	1.80%	6/30/2014	6/30/2021
Focused Value Opportunities Fund Class I	0.80%	6/30/2014	6/30/2021

Hexavest Global Equity Fund Class A*	1.15%	5/1/2017	11/30/2021
Hexavest Global Equity Fund Class C*	1.90%	5/1/2017	11/30/2021
Hexavest Global Equity Fund Class I*	0.90%	5/1/2017	11/30/2021

Hexavest International Equity Fund Class A*	1.15%	5/1/2017	11/30/2021
Hexavest International Equity Fund Class I*	0.90%	5/1/2017	11/30/2021

International Small-Cap Fund Class A	1.40%	12/15/2015	3/31/2021
International Small-Cap Fund Class I	1.15%	12/15/2015	3/31/2021

Worldwide Health Sciences Fund Class A	1.15%	4/28/2018	12/31/2020[2]
Worldwide Health Sciences Fund Class C	1.90%	4/28/2018	12/31/2020[2]
Worldwide Health Sciences Fund Class I	0.90%	4/28/2018	12/31/2020[2]
Worldwide Health Sciences Fund Class R	1.40%	4/28/2018	12/31/2020[2]

Eaton Vance Municipals Trust II
Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund Class A	0.65%	5/3/2015	5/31/2021
Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund Class C	1.40%	5/3/2015	5/31/2021
Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund Class I	0.40%	5/3/2015	5/31/2021

Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund Class A	0.65%	4/15/2015	5/31/2021
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund Class C	1.40%	4/15/2015	5/31/2021
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund Class I	0.40%	4/15/2015	5/31/2021

Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund Class A	0.65%	5/3/2015	5/31/2021
Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund Class C	1.40%	5/3/2015	5/31/2021
Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund Class I	0.40%	5/3/2015	5/31/2021

Parametric TABS Intermediate-Term Municipal Bond Fund Class A	0.90%	6/1/2014	5/31/2021
Parametric TABS Intermediate-Term Municipal Bond Fund Class C	1.65%	6/1/2014	5/31/2021
Parametric TABS Intermediate-Term Municipal Bond Fund Class I	0.65%	6/1/2014	5/31/2021

*Contractual expense cap includes fund fees and expenses from unaffiliated funds.
G-1

Trust, Series and Class	Contractual Expense Cap	Effective Date	Termination Date
Eaton Vance Mutual Funds Trust
Core Plus Bond Fund Class A	0.74%	6/1/2017	1/31/2021[1]
Core Plus Bond Fund Class C	1.49%	6/1/2017	1/31/2021[1]
Core Plus Bond Fund Class I	0.49%	6/1/2017	1/31/2021[1]

Emerging and Frontier Countries Equity Fund Class A	1.65%	11/3/2014	2/28/2021
Emerging and Frontier Countries Equity Fund Class I	1.40%	11/3/2014	2/28/2021

Emerging Markets Debt Fund Class I	0.85%	5/1/2018	5/31/2021

Emerging Markets Local Income Fund Class A	1.20%	1/1/2018	2/28/2021
Emerging Markets Local Income Fund Class C	1.90%	1/1/2018	2/28/2021
Emerging Markets Local Income Fund Class I	0.90%	1/1/2018	2/28/2021

Global Bond Fund (fka Diversified Currency Income Fund) Class A	1.00%	10/14/2019	2/28/2021
Global Bond Fund (fka Diversified Currency Income Fund) Class C	1.70%	10/14/2019	2/28/2021
Global Bond Fund (fka Diversified Currency Income Fund) Class I	0.70%	10/14/2019	2/28/2021

Global Income Builder Fund Class A	1.17%	5/1/2019	2/28/2021
Global Income Builder Fund Class C	1.92%	5/1/2019	2/28/2021
Global Income Builder Fund Class I	0.92%	5/1/2019	2/28/2021
Global Income Builder Fund Class R	1.42%	5/1/2019	2/28/2021

Global Macro Absolute Return Advantage Fund Class A	1.35%	1/1/2018	2/28/2021
Global Macro Absolute Return Advantage Fund Class C	2.05%	1/1/2018	2/28/2021
Global Macro Absolute Return Advantage Fund Class I	1.05%	1/1/2018	2/28/2021
Global Macro Absolute Return Advantage Fund Class R	1.55%	1/1/2018	2/28/2021
Global Macro Absolute Return Advantage Fund Class R6	1.02%	1/1/2018	2/28/2021

Global Small-Cap Equity Fund Class A	1.35%	1/1/2018	2/28/2021
Global Small-Cap Equity Fund Class C	2.10%	1/1/2018	2/28/2021
Global Small-Cap Equity Fund Class I	1.10%	1/1/2018	2/28/2021

Government Opportunities Fund Class A	1.05%	3/1/2020	2/28/2021
Government Opportunities Fund Class C	1.80%	3/1/2020	2/28/2021
Government Opportunities Fund Class I	0.80%	3/1/2020	2/28/2021
Government Opportunities Fund Class R	1.30%	3/1/2020	2/28/2021

Multi-Asset Credit Fund Class A	0.99%	8/15/2018	2/28/2021
Multi-Asset Credit Fund Class C	1.74%	8/15/2018	2/28/2021
Multi-Asset Credit Fund Class I	0.74%	8/15/2018	2/28/2021
Multi-Asset Credit Fund Class R6	0.69%	12/16/2019	2/28/2021

Parametric Dividend Income Fund Investor Class	0.65%	11/1/2016	6/30/2021
Parametric Dividend Income Fund Institutional Class	0.40%	11/1/2016	6/30/2021

Parametric International Equity Fund Class A	0.75%	11/1/2016	5/31/2021
Parametric International Equity Fund Institutional Class	0.50%	11/1/2016	5/31/2021
Parametric International Equity Fund Class R	1.00%	11/1/2016	5/31/2021
Parametric International Equity Fund Class R6	0.47%	11/1/2016	5/31/2021

Parametric Tax-Managed International Equity Fund Investor Class	1.05%	3/1/2017	2/28/2021
Parametric Tax-Managed International Equity Fund Class C	1.80%	3/1/2017	2/28/2021
Parametric Tax-Managed International Equity Fund Institutional Class	0.80%	3/1/2017	2/28/2021

Short Duration High Income Fund Class A	0.90%	1/1/2017	2/28/2021
Short Duration High Income Fund Class I	0.65%	1/1/2017	2/28/2021

G-2

Trust, Series and Class	Contractual Expense Cap	Effective Date	Termination Date
Eaton Vance Mutual Funds Trust (continued)
Stock Fund Class A	0.98%	1/1/2016	4/30/2021
Stock Fund Class C	1.73%	1/1/2016	4/30/2021
Stock Fund Class I	0.73%	1/1/2016	4/30/2021

Eaton Vance NextShares Trust
Global Income Builder NextShares	0.85%	5/1/2019	2/28/2021

Stock NextShares	0.65%	2/25/2016	4/30/2021

Eaton Vance NextShares Trust II
TABS 5-to-15 Year Laddered Municipal Bond NextShares	0.35%	3/28/2016	5/31/2021

Eaton Vance Series Fund, Inc.
Emerging Markets Debt Opportunities Fund Class A	1.15%	9/3/2015	11/30/2021
Emerging Markets Debt Opportunities Fund Class I	0.90%	9/3/2015	11/30/2021
Emerging Markets Debt Opportunities Fund Class R6	0.85%	9/3/2015	11/30/2021

Eaton Vance Series Trust II
Income Fund of Boston Class A	1.00%	3/1/2020	2/28/2021
Income Fund of Boston Class C	1.75%	3/1/2020	2/28/2021
Income Fund of Boston Class I	0.75%	3/1/2020	2/28/2021
Income Fund of Boston Class R	1.25%	3/1/2020	2/28/2021
Income Fund of Boston Class R6	0.66%	3/1/2020	2/28/2021

Eaton Vance Special Investment Trust
Core Bond Fund Class A	0.74%	6/1/2017	4/30/2021
Core Bond Fund Class I	0.49%	6/1/2017	4/30/2021

Growth Fund Class A	1.05%	7/10/2014	4/30/2021
Growth Fund Class C	1.80%	7/10/2014	4/30/2021
Growth Fund Class I	0.80%	7/10/2014	4/30/2021
Growth Fund Class R	1.30%	7/10/2014	4/30/2021

Real Estate Fund Class A	1.25%	5/1/2007	4/30/2021
Real Estate Fund Class I	1.00%	6/8/2010	4/30/2021

Short Duration Inflation-Protected Income Fund Class A	0.75%	1/1/2017	2/28/2021
Short Duration Inflation-Protected Income Fund Class C	1.50%	1/1/2017	2/28/2021
Short Duration Inflation-Protected Income Fund Class I	0.50%	1/1/2017	2/28/2021

Small-Cap Fund Class A	1.21%	1/1/2019	4/30/2021
Small-Cap Fund Class C	1.96%	1/1/2019	4/30/2021
Small-Cap Fund Class I	0.96%	1/1/2019	4/30/2021
Small-Cap Fund Class R	1.46%	1/1/2019	4/30/2021

Special Equities Fund Class A	1.20%	10/1/2019	4/30/2021
Special Equities Fund Class C	1.95%	10/1/2019	4/30/2021
Special Equities Fund Class I	0.95%	10/1/2019	4/30/2021

1As of the date of this proxy statement, these expense reimbursements have been extended to January 31, 2022.

1As of the date of this proxy statement, these expense reimbursements have been extended to December 31, 2021.

G-3

Appendix H

NUMBER OF SHARES/INTERESTS OUTSTANDING AS OF THE RECORD DATE

[TO BE UPDATED]

Series Name and Classes (if applicable)	Number of Shares Outstanding as of December 11, 2020
Eaton Vance Growth Trust
Eaton Vance Atlanta Capital Focused Growth Fund (Classes A, C and I)	[ ]
Eaton Vance Atlanta Capital Select Equity Fund (Classes A, C I and R6)	[ ]
Eaton Vance Atlanta Capital SMID-Cap Fund (Classes A, C, I, R and R6)	[ ]
Eaton Vance Focused Global Opportunities Fund (Class I)	[ ]
Eaton Vance Focused Growth Opportunities Fund (Classes A, C and I)	[ ]
Eaton Vance Focused Value Opportunities Fund (Classes A, C and I)	[ ]
Eaton Vance Greater China Growth Fund (Classes A, C and I)	[ ]
Eaton Vance Hexavest Global Equity Fund (Classes A, C and I)	[ ]
Eaton Vance Hexavest International Equity Fund (Classes A and I)	[ ]
Eaton Vance International Small-Cap Fund (Classes A and I)	[ ]
Eaton Vance Richard Bernstein All Asset Strategy Fund (Classes A, C and I)	[ ]
Eaton Vance Richard Bernstein Equity Strategy Fund (Classes A, C and I)	[ ]
Eaton Vance Worldwide Health Sciences Fund (Classes A, C, I and R)	[ ]

Eaton Vance Investment Trust
Eaton Vance Floating-Rate Municipal Income Fund (Classes A and I)	[ ]
Eaton Vance National Limited Maturity Municipal Income Fund (Classes A, C and I)	[ ]
Eaton Vance New York Municipal Opportunities Fund (Classes A, C and I)	[ ]
Eaton Vance Short Duration Municipals Opportunities Fund (Classes A, C and I)	[ ]

Eaton Vance Municipals Trust
Eaton Vance Arizona Municipal Income Fund (Classes A, C and I)	[ ]
Eaton Vance California Municipal Opportunities Fund (Classes A, C and I)	[ ]
Eaton Vance Connecticut Municipal Income Fund (Classes A, C and I)	[ ]
Eaton Vance Georgia Municipal Income Fund (Classes A, C and I)	[ ]
Eaton Vance Maryland Municipal Income Fund (Classes A, C and I)	[ ]
Eaton Vance Massachusetts Municipal Income Fund (Classes A, C and I)	[ ]
Eaton Vance Minnesota Municipal Income Fund (Classes A, C and I)	[ ]
Eaton Vance Missouri Municipal Income Fund (Classes A, C and I)	[ ]
Eaton Vance Municipal Opportunities Fund (Classes A, C and I)	[ ]
Eaton Vance National Municipal Income Fund (Classes A, C and I)	[ ]
Eaton Vance New Jersey Municipal Income Fund (Classes A, C and I)	[ ]
Eaton Vance New York Municipal Income Fund (Classes A, C and I)	[ ]
Eaton Vance North Carolina Municipal Income Fund (Classes A, C and I)	[ ]
Eaton Vance Ohio Municipal Income Fund (Classes A, C and I)	[ ]
Eaton Vance Oregon Municipal Income Fund (Classes A, C and I)	[ ]
Eaton Vance Pennsylvania Municipal Income Fund (Classes A, C and I)	[ ]
Eaton Vance South Carolina Municipal Income Fund (Classes A, C and I)	[ ]
Eaton Vance Virginia Municipal Income Fund (Classes A, C and I)	[ ]

Eaton Vance Municipals Trust II
Eaton Vance High Yield Municipal Income Fund (Classes A, C and I)	[ ]
Parametric TABS Intermediate-Term Municipal Bond Fund (Classes A, C and I)	[ ]
Parametric TABS Short-Term Municipal Bond Fund (Classes A, C and I)	[ ]
Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund (Classes A, C and I)	[ ]
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund (Classes A, C and I)	[ ]
Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund (Classes A, C and I)	[ ]

Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund (Classes A, C and I)	[ ]
Eaton Vance Core Plus Bond Fund (Classes A, C and I)	[ ]
Eaton Vance Emerging and Frontier Countries Equity Fund (Classes A and I)	[ ]
Eaton Vance Emerging Markets Debt Fund (Class I)	[ ]
Eaton Vance Emerging Markets Local Income Fund (Classes A, C and I)	[ ]
Eaton Vance Floating-Rate Advantage Fund (Advisers Class, Classes A, C, I and R6)	[ ]
Eaton Vance Floating-Rate Fund (Advisers Class, Classes A, C, I and R6)	[ ]
Eaton Vance Floating-Rate & High Income Fund (Advisers Class, Classes A, C, I and R6)	[ ]
Eaton Vance Global Bond Fund (Classes A, C and I) (formerly Eaton Vance Diversified Currency Income Fund)	[ ]
H-1

Eaton Vance Global Income Builder Fund (Classes A, C, I and R)	[ ]
Eaton Vance Global Macro Absolute Return Advantage Fund (Classes A, C, I, R and R6)	[ ]
Eaton Vance Global Macro Absolute Return Fund (Classes A, C, I, R and R6)	[ ]
Eaton Vance Global Small-Cap Equity Fund (Classes A, C and I)	[ ]
Eaton Vance Government Opportunities Fund (Classes A, C, I and R)	[ ]
Eaton Vance High Income Opportunities Fund (Classes A, C and I)	[ ]
Eaton Vance Multi-Asset Credit Fund (Classes A, C, I and R6)	[ ]
Eaton Vance Short Duration Government Income Fund (Classes A, C and I)	[ ]
Eaton Vance Short Duration High Income Fund (Classes A and I)	[ ]
Eaton Vance Short Duration Strategic Income Fund (Classes A, C, I and R)	[ ]
Eaton Vance Stock Fund (Classes A, C and I)	[ ]
Eaton Vance Tax-Managed Equity Asset Allocation Fund (Classes A, C and I)	[ ]
Eaton Vance Tax-Managed Global Dividend Income Fund (Classes A, C and I)	[ ]
Eaton Vance Tax-Managed Growth Fund 1.1 (Classes A, C and I)	[ ]
Eaton Vance Tax-Managed Growth Fund 1.2 (Classes A, C and I)	[ ]
Eaton Vance Tax-Managed Multi-Cap Growth Fund (Classes A and C)	[ ]
Eaton Vance Tax-Managed Small-Cap Fund (Classes A, C and I)	[ ]
Eaton Vance Tax-Managed Value Fund (Classes A, C and I)	[ ]
Parametric Commodity Strategy Fund (Investor Class and Institutional Class)	[ ]
Parametric Dividend Income Fund (Investor Class and Institutional Class)	[ ]
Parametric Emerging Markets Fund (Investor Class, Institutional Class and Class C)	[ ]
Parametric International Equity Fund (Institutional Class and Classes A, R and R6)	[ ]
Parametric Tax-Managed International Equity Fund (Investor Class, Institutional Class and Class C)	[ ]
Parametric Volatility Risk Premium – Defensive Fund (Institutional Class)	[ ]

Eaton Vance Series Fund, Inc.
Eaton Vance Emerging Markets Debt Opportunities Fund (Classes A, I and R6)	[ ]

Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0	[ ]

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston (Classes A, C, I, R and R6)	[ ]
Parametric Tax-Managed Emerging Markets Fund (Institutional Class)	[ ]

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund (Classes A, C, I, R and R6)	[ ]
Eaton Vance Core Bond Fund (Classes A and I)	[ ]
Eaton Vance Dividend Builder Fund (Classes A, C and I)	[ ]
Eaton Vance Greater India Fund (Classes A, C and I)	[ ]
Eaton Vance Growth Fund (Classes A, C, I and R)	[ ]
Eaton Vance Large-Cap Value Fund (Classes A, C, I, R and R6)	[ ]
Eaton Vance Real Estate Fund (Classes A and I)	[ ]
Eaton Vance Short Duration Inflation-Protected Income Fund (Classes A, C and I)	[ ]
Eaton Vance Small-Cap Fund (Classes A, C, I and R)	[ ]
Eaton Vance Special Equities Fund (Classes A, C and I)	[ ]
Eaton Vance VT Floating-Rate Income Fund (Initial Class, ADV Class and Institutional Class)	[ ]

Eaton Vance NextShares Trust
Eaton Vance Global Income Builder NextShares	[ ]
Eaton Vance Stock NextShares	[ ]

Eaton Vance NextShares Trust II
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	[ ]

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PORTFOLIOS[1]	Number of Interests Outstanding as of December 11, 2020
[ ]
Core Bond Portfolio	[ ]
Emerging Markets Local Income Portfolio	[ ]
Eaton Vance Floating Rate Portfolio	[ ]
Global Income Builder Portfolio	[ ]
Global Macro Absolute Return Advantage Portfolio	[ ]
Global Macro Capital Opportunities Portfolio	[ ]
Global Macro Portfolio	[ ]
Global Opportunities Portfolio	[ ]
Greater India Portfolio	[ ]
High Income Opportunities Portfolio	[ ]
International Income Portfolio	[ ]
Senior Debt Portfolio	[ ]
Stock Portfolio	[ ]
Tax-Managed Growth Portfolio	[ ]
Tax-Managed International Equity Portfolio	[ ]
Tax-Managed Multi-Cap Growth Portfolio	[ ]
Tax-Managed Small-Cap Portfolio	[ ]
Tax-Managed Value Portfolio	[ ]
5-to-15 Year Laddered Municipal Bond Portfolio	[ ]

1As discussed in the Proxy Statement, interestholders of the Portfolios will not be asked to vote at the Meeting. Shareholders of each Investing Fund are being asked to provide instructions to such Investing Fund, as beneficial owner of interests in a Portfolio and/or other underlying Fund, with respect to the approval of a new investment advisory agreement and any applicable new sub-advisory agreement for such Portfolio or other underlying Fund.

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Appendix I

In addition to differences noted in this Appendix, if any, there may be minor, non-substantive variations among the agreements for certain Funds.

EATON VANCE [TRUST NAME]

FORM OF INVESTMENT ADVISORY AGREEMENT

ON BEHALF OF

EATON VANCE [FUND NAME]

AGREEMENT made as of this [x]th day of [MONTH], [YEAR], between [TRUST], a Massachusetts business trust (the “Trust”), on behalf of [FUND NAME] (the “Fund”), and [Eaton Vance Management/Boston Management and Research], a Massachusetts business trust (the “Adviser”).

1.       Duties of the Adviser. The Trust hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Fund and to administer its investment affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement.

(a)        The Adviser hereby accepts such employment, and undertakes to afford to the Trust the advice and assistance of the Adviser’s organization in the choice of investments and in the purchase and sale of securities for the Fund and to furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund and for administering its investment affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Adviser’s organization and all personnel of the Adviser performing services relating to research and investment activities. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

(b)       The Adviser shall provide the Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of the Fund’s investments. As investment adviser to the Trust, the Adviser shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Fund’s assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser is authorized, in its discretion and without prior consultation with the Trust, to buy, sell, and otherwise trade in any and all types of securities, commodities, derivatives and investment instruments on behalf of the Fund. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Fund and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Trust, all actions that it deems necessary or desirable to implement the investment policies of the Trust and of the Fund.

(c)       The Adviser shall place all orders for the purchase or sale of portfolio investments for the account of the Fund either directly with the issuer or with brokers, dealers, futures commission merchants, or other market participants selected by the Adviser, and to that end, the Adviser is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of investments and payments of cash for the account of the Fund. In connection with the selection of such brokers, dealers, futures commission merchants, or other market participants and the placing of such orders, the Adviser shall use its

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best efforts to seek to execute security transactions at prices that are advantageous to the Fund and (when a disclosed commission is being charged) at commission rates that are reasonable in relation to the benefits received. Subject to the policies and procedures adopted by the Board of Trustees of the Trust, in selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser and the Adviser is expressly authorized to cause the Trust to pay any broker or dealer who provides such brokerage and research services a commission for executing a security transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to the Fund and to other accounts over which they exercise investment discretion.

(d)       Notwithstanding the foregoing, the Adviser shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of the Fund, nor shall the Adviser be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, administration, custodian or shareholder servicing agent of the Trust or the Fund.

2.       Compensation of the Adviser. For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from the Trust the compensation described on Appendix A hereto.

3.       Allocation of Charges and Expenses. The Adviser shall pay the entire salaries and fees of all of the Trust’s Trustees and officers employed by the Adviser and who devote part or all of their time to the affairs of the Adviser, and the salaries and fees of such persons shall not be deemed to be expenses incurred by the Trust for purposes of this Section 3. Except as provided in the foregoing sentence, it is understood that the Fund will pay all expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Fund shall include, without implied limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) registration of the Trust under the 1940 Act, (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, and redemption of shares, (viii) fees and expenses of registering, qualifying and maintaining the Trust, the Fund and its shares under applicable federal and state securities laws and of preparing and filing registration statements, other offering statements or memoranda, and other reports, forms, and documents required to be filed by the Trust on behalf of the Fund with the Securities and Exchange Commission (the “SEC”) or any other regulatory body, and for printing and distributing the same to shareholders; (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values); (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to the Fund or shareholders approved by the Trustees of the Trust; (xvii) compensation and expenses of Trustees of the Trust who are not members of the Adviser’s organization; (xviii) all payments to be made and expenses to be assumed by the Fund in connection with the distribution of Fund shares, (xix) any pricing or valuation services employed by the Fund to value its investments including primary and comparative valuation

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services; (xx) any investment advisory, sub-investment advisory, or similar management fee payable by the Fund, (xxi) all expenses incurred in connection with the Fund’s use of a line of credit, and (xxii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers and shareholders with respect thereto.

4.       Other Interests. It is understood that Trustees and officers of the Trust and shareholders of the Fund are or may be or become interested in the Adviser as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise. It is also understood that trustees, officers, employees and shareholders of the Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) that the Adviser may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words “Eaton Vance” [or “Boston Management and Research”] or any combination thereof as part of their name, and that the Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

5.       Limitation of Liability of the Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the acquisition, holding or disposition of any security or other investment[,provided that the Adviser acted in good faith and in a manner it reasonably believed to be in the best interest of the Fund].1

A copy of the Declaration of Trust of the Adviser is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Adviser by an officer in his or her capacity as an officer and not individually. The Trust expressly acknowledges the provisions in the Declaration of Trust of the Adviser limiting the personal liability of the trustees, officers, and shareholders of the Adviser, and the Trust hereby agrees that it shall have recourse to the Adviser for payment of claims or obligations as between the Adviser and the Trust arising out of this Agreement and shall not seek satisfaction from the trustees, officers, or shareholders of the Adviser.

6.       Sub-Investment Advisers. The Adviser may employ one or more sub-investment advisers from time to time to perform any of the Adviser’s duties under this Agreement, upon such terms and conditions as may be agreed upon between the Adviser and such sub-investment adviser and approved by the Trustees of the Trust, all as permitted by the 1940 Act. The performance of each such sub-investment adviser of its obligation under any such agreement shall be supervised by the Adviser. Further, the Adviser may, with the approval of the Trustees of the Trust and without the vote of any shareholders of the Fund, terminate any agreement with any sub-investment adviser and/or enter into an agreement with one or more other sub-investment advisers, all as permitted by the 1940 Act and the rules thereunder. In the event a sub-investment adviser is employed, the Adviser retains the authority to immediately assume responsibility for any functions delegated to a sub-investment adviser, subject to approval by the Board and notice to the sub-investment adviser.

___________________

[1] The bracketed language will be included for AMT-Free Municipal Income Fund only.

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       7.       Duration and Termination of this Agreement. This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of Trustees of the Trust or the trustees of the Adviser, as the case may be, and the Trust may, at any time upon such written notice to the Adviser, terminate this Agreement by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

8.       Amendments of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved in a manner consistent with the requirements of the 1940 Act.

9.       Limitation of Liability of Trustees and Officers of the Trust. A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trust by an officer in his or her capacity as an officer and not individually. The Adviser expressly acknowledges the provisions in the Declaration of Trust of the Trust limiting the personal liability of the Trustees and officers of the Trust and the shareholders of the Fund, and the Adviser hereby agrees that it shall have recourse to the Trust or the Fund for payment of claims or obligations as between the Trust or the Fund and the Adviser arising out of this Agreement and shall not seek satisfaction from the Trustees, officers, or shareholders or any Trustee or officer of the Trust or shareholder of the Fund.

10.       Use of the Name “Eaton Vance”. The Adviser hereby consents to the use by the Fund of the name “Eaton Vance” as part of the Fund’s name; provided, however, that such consent shall be conditioned upon the employment of the Adviser or one of its affiliates as the investment adviser of the Fund. The name “Eaton Vance” or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and other investment companies that have obtained consent to the use of the name “Eaton Vance.” The Adviser shall have the right to require the Fund to cease using the name “Eaton Vance” as part of the Fund’s name if the Fund ceases, for any reason, to employ the Adviser or one of its affiliates as the Fund’s investment adviser. Future names adopted by the Fund for itself, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.

11.        No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

12.       Non-Exclusive Services. The services of the Adviser to the Fund are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities. It is understood that the Adviser and its affiliates perform investment services, including rendering investment advice, to varied clients. It is understood that the Adviser or any of its affiliates may give advice or take action for other accounts that may differ from, conflict with or be adverse to advice given or taken for the Fund. It is understood that certain securities or instruments may be held in some accounts

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but not in others, or the accounts may have different levels of holdings in certain securities or instruments and the accounts may remit different levels of fees to the Adviser. In addition, it is understood that the

Adviser or any of its affiliates may give advice or take action with respect to the investments of the Fund that may not be given or taken with respect to one or more accounts with similar investment programs, objectives, and strategies. The Fund acknowledges that the Adviser, its affiliates and their respective officers, directors, and/or employees may from time to time have positions in or transact in securities and other investments recommended to clients, including the Fund. Such transactions may differ from or be inconsistent with the advice given, or the timing or nature of the Adviser’s action or actions with respect to the Fund. The Adviser may aggregate the Fund’s orders with orders of its proprietary accounts and/or orders of other clients.

13.       Certain Definitions. The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by any rule, regulation or order by the SEC. The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of the shares of the Fund present or represented by proxy at the meeting if the shareholders of more than 50 per centum of the outstanding shares of the Fund are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding shares of the Fund. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such order, rule, regulation, interpretative release, or guidance.

14.       Miscellaneous.

(a)       If any term or provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(b)       This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

(c)       This Agreement may be executed by the parties hereto in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature page follows]

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       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

EATON VANCE [TRUST NAME] on behalf of

EATON VANCE [FUND NAME]

By:

[FUND PRESIDENT]

President and not individually

[EATON VANCE MANAGEMENT/BOSTON MANAGEMENT AND RESEARCH]

By:

[NAME OF VICE PRESIDENT]

Vice President and not individually

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APPENDIX A

For the services, payments and facilities furnished by the Adviser under this Agreement, the Adviser is entitled to receive from the [Trust/Fund] compensation as set forth below:

[INSERT ADVISORY FEE AND BREAKPOINT SCHEDULE]

In case of initiation or termination of the Agreement during any month with respect to the Fund, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Agreement is in effect.

The Fund’s daily net assets shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust. Such compensation shall be paid monthly in arrears. The Adviser may, from time to time, waive all or a part of the above compensation.

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Appendix J

In addition to differences noted in this Appendix, if any, there may be minor, non-substantive variations among the agreements for certain Funds.

FORM OF EATON VANCE [TRUST NAME/SERIES FUND, INC.]

INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENT

ON BEHALF OF

EATON VANCE [FUND NAME]

AGREEMENT made as of this [x] day of [MONTH], [YEAR], between [[TRUST], a Massachusetts business trust (the “Trust”)/Eaton Vance Series Fund, Inc., a Maryland corporation (the “Corporation”)], on behalf of [FUND NAME] (the “Fund”), and Eaton Vance Management, a Massachusetts business trust (“Eaton Vance”).

1.        Duties of Eaton Vance. The [Trust/Corporation] hereby employs Eaton Vance to act as investment adviser for and to manage the investment and reinvestment of the assets of the Fund and to administer its affairs, subject to the supervision of the [Trustees of the Trust/Directors of the Corporation], for the period and on the terms set forth in this Agreement.

(a)       Eaton Vance hereby accepts such employment, and undertakes to afford to the [Trust/Corporation] the advice and assistance of Eaton Vance’s organization in the choice of investments and in the purchase and sale of securities and in the administration of the Fund and to furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund and for administering its affairs and to pay the salaries and fees of all officers and [Trustees of the Trust/Directors of the Corporation] who are members of Eaton Vance’s organization and all personnel of Eaton Vance performing services relating to research and investment and administrative activities. Eaton Vance shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the [Trust/Corporation] in any way or otherwise be deemed an agent of the [Trust/Corporation].

In connection with its responsibilities as administrator of the Fund, Eaton Vance will:

  assist in preparing all annual, semi-annual and other reports required to be sent to Fund shareholders and/or filed with the Securities and Exchange Commission (“SEC”), and arrange for such filing and printing and dissemination of such reports to shareholders;

  review the provision of services by the Fund’s independent public accounting firm, including, but not limited to, the preparation by such firm of audited financial statements of the Fund and the Fund’s federal, state and local tax returns; and make such reports and recommendations to the [Trustees of the Trust/Directors of the Corporation] concerning the performance of the independent accountants as the [Trustees/Directors] deem appropriate;

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  arrange for the filing with the appropriate authorities all required federal, state and local tax returns;

  arrange for the dissemination to shareholders of the Fund’s proxy materials, and oversee the tabulation of proxies by the Fund’s transfer agent or other duly authorized proxy tabulator;

  review and supervise the provision of custodian services to the Fund; and make such reports and recommendations to the [Trustees/Directors] concerning the provision of such services as the [Trustees/Directors] deem appropriate;

  oversee the valuation of all such portfolio investments and other assets of the Fund as may be designated by the [Trustees/Directors] (subject to any guidelines, directions and instructions of the [Trustees/Directors]), and review and supervise the calculation of the net asset value of the Fund’s shares by the custodian;

  negotiate the terms and conditions under which transfer agency and dividend disbursing services will be provided to the Fund, and the fees to be paid by the Fund in connection therewith; review and supervise the provision of transfer agency and dividend disbursing services to the Fund; and make such reports and recommendations to the [Trustees/Directors] concerning the performance of the Fund’s transfer and dividend disbursing agent as the [Trustees/Directors] deem appropriate;

  establish the accounting policies of the Fund; reconcile accounting issues that may arise with respect to the Fund’s operations; and consult with the Fund’s independent accountants, legal counsel, custodian, accounting and bookkeeping agents and transfer and dividend disbursing agent as necessary in connection therewith;

  determine the amount of all distributions (if any) to be paid by the Fund to its shareholders; prepare and arrange for the publishing of notices to shareholders regarding such distributions (if required) and provide the Fund’s transfer and dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of distributions;

  review the Fund’s bills and authorize payments of such bills by the Fund’s custodian;

  oversee services provided to the Fund by external counsel;

  arrange for the preparation and filing of all other reports, forms, registration statements, and documents required to be filed by the [Trust/Corporation] on behalf of the Fund with the SEC and any other regulatory body; and

  provide other internal legal, auditing, accounting and administrative services as ordinarily required in conducting the Fund’s business affairs.

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(b)       Eaton Vance shall provide the [Trust/Corporation] with such investment management, administration and supervision as the [Trust/Corporation] may from time to time consider necessary for theproper supervision of the Fund’s investment and administrative affairs. As investment adviser to the [Trust/Corporation], Eaton Vance shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Fund’s assets shall be held uninvested, subject always to the applicable restrictions of the [Declaration of Trust/Articles of Corporation], By-Laws and registration statement of the [Trust/Corporation] under the Investment Company Act of 1940, as amended (the “1940 Act”). Eaton Vance is authorized, in its discretion and without prior consultation with the [Trust/Corporation], to buy, sell, and otherwise trade in any and all types of securities, commodities, derivatives and investment instruments on behalf of the Fund. Should the [Trustees of the Trust/Directors of the Corporation] at any time, however, make any specific determination as to investment policy for the Fund and notify Eaton Vance thereof in writing, Eaton Vance shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Eaton Vance shall take, on behalf of the [Trust/Corporation], all actions that it deems necessary or desirable to implement the investment policies of the [Trust/Corporation] and of the Fund.

(c)       Eaton Vance shall place all orders for the purchase or sale of portfolio investments for the account of the Fund either directly with the issuer or with brokers, dealers, futures commission merchants, or other market participants selected by Eaton Vance, and to that end, Eaton Vance is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of investments and payments of cash for the account of the Fund. In connection with the selection of such brokers, dealers, futures commission merchants, or other market participants and the placing of such orders, Eaton Vance shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Fund and (when a disclosed commission is being charged) at commission rates, that are reasonable in relation to the benefits received. Subject to the policies and procedures adopted by the Board of [Trustees of the Trust/Directors of the Corporation], in selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to Eaton Vance and Eaton Vance is expressly authorized to cause the [Trust/Corporation] to pay any broker or dealer who provides such brokerage and research services a commission for executing a security transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Eaton Vance determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which Eaton Vance and its affiliates have with respect to the Fund and to other accounts over which they exercise investment discretion.

(d)       Notwithstanding the foregoing, Eaton Vance shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of the Fund, nor shall Eaton Vance be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, custodian or shareholder servicing agent of the [Trust/Corporation] or the Fund.

2.       Compensation of Eaton Vance. For the services, payments and facilities to be furnished hereunder by Eaton Vance, Eaton Vance shall be entitled to receive from the [Trust/Corporation] the compensation described on Appendix A hereto.

3.       Allocation of Charges and Expenses. Eaton Vance shall pay the entire salaries and fees of all of the [Trust’s Trustees and officers employed by Eaton Vance and who devote part or all of their time to the affairs of Eaton Vance, and the salaries and fees of such persons shall not be deemed to be expenses incurred by the [Trust/Corporation] for purposes of this Section 3. Except as provided in the foregoing sentence, it is understood that the Fund will pay all expenses other than those expressly stated to be payable by Eaton Vance hereunder, which expenses payable by the Fund shall include, without

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implied limitation: (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the [Trust/Corporation] under the 1940 Act; (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) governmental fees; (vii) expenses of issue, sale, and redemption of shares; (viii) fees and expenses of registering, qualifying, and maintaining the [Trust/Corporation], the Fund, and its shares under applicable federal and state securities laws and of preparing and filing registration statements, other offering statements or memoranda, and other reports, forms, and documents required to be filed by the [Trust/Corporation] on behalf of the Fund with the SEC or any other regulatory body, and for printing and distributing the same to shareholders; (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values); (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to the Fund or shareholders approved by the [Trustees of the Trust/Directors of the Corporation]; (xvii) compensation and expenses of [Trustees of the Trust/Directors of the Corporation] who are not members of Eaton Vance’s organization; (xviii) all payments to be made and expenses to be assumed by the Fund in connection with the distribution of Fund shares; (xix) any pricing or valuation services employed by the Fund to value its investments including primary and comparative valuation services; (xx) any investment advisory, sub-investment advisory, or similar management fee payable by the Fund; (xxi) all expenses incurred in connection with the Fund’s use of a line of credit; and (xxii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the [Trust/Corporation] to indemnify its [Trustees/Directors], officers and shareholders with respect thereto.1

4.       Other Interests. It is understood that [Trustees/Directors] and officers of the [Trust/Corporation] and shareholders of the Fund are or may be or become interested in Eaton Vance as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of Eaton Vance are or may be or become similarly interested in the Fund, and that Eaton Vance may be or become interested in the Fund as a shareholder or otherwise. It is also understood that trustees, officers, employees and shareholders of Eaton Vance may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) that Eaton Vance may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words “Eaton Vance” or any combination thereof as part of their name, and that Eaton Vance or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

5.       Limitation of Liability of Eaton Vance. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Eaton Vance, Eaton Vance shall not be subject to liability to the [Trust/Corporation] or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the acquisition, holding or disposition of any security or other investment.

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A copy of the Declaration of Trust of Eaton Vance is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of Eaton Vance by an officer in his or her capacity as an officer and not individually. The [Trust/Corporation] expressly acknowledges the provisions in the Declaration of Trust of Eaton Vance limiting the personal liability of the trustees, officers, and shareholders of Eaton Vance, and the [Trust/Corporation] hereby agrees that it shall have recourse to Eaton Vance for payment of claims or obligations as between Eaton Vance and the [Trust/Corporation] arising out of this Agreement and shall not seek satisfaction from the trustees, officers or shareholders of Eaton Vance.

6.       Sub-Investment Advisers and Sub-Administrators. Eaton Vance may employ one or more sub-investment advisers or sub-administrators from time to time to perform any of Eaton Vance’s duties under this Agreement, upon such terms and conditions as may be agreed upon between Eaton Vance and such sub-investment adviser or sub-administrator and approved by the [Trustees of the Trust/Directors of the Corporation], all as permitted by the 1940 Act. The performance of each such sub-investment adviser or sub-administrator of its obligation under any such agreement shall be supervised by Eaton Vance. Further, Eaton Vance may, with the approval of the [Trustees of the Trust/Directors of the Corporation] and without the vote of any shareholders of the Fund, terminate any agreement with any sub-investment adviser or sub-administrator and/or enter into an agreement with one or more other sub-investment advisers or sub-administrators, all as permitted by the 1940 Act and the rules thereunder. In the event a sub-adviser or sub-administrator is employed, Eaton Vance retains the authority to immediately assume responsibility for any functions delegated to a sub-adviser or sub-administrator, subject to approval by the Board and notice to the sub-adviser or sub-administrator.

7.       Duration and Termination of this Agreement. This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board of [Trustees of the Trust/Directors of the Corporation] or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of those [Trustees of the Trust/Directors of the Corporation] who are not interested persons of Eaton Vance or the [Trust/Corporation] cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of [Trustees of the Trust/Directors of the Corporation] or the trustees of Eaton Vance, as the case may be, and the [Trust/Corporation] may, at any time upon such written notice to Eaton Vance, terminate this Agreement by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

8.       Amendments of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved in a manner consistent with the requirements of the 1940 Act.

9.       Limitation of Liability of [Trustees/Directors] and Officers of the [Trust/Corporation]. A copy of the [Declaration of Trust of the Trust/Articles of Incorporation of the Corporation] is on file with the Secretary of [The Commonwealth of Massachusetts/the State of Maryland], and notice is hereby given that this Agreement is executed on behalf of the [Trust/Corporation] by an officer in his or her capacity as an officer and not individually. Eaton Vance expressly acknowledges the provisions in the

J-5

[Declaration of Trust of the Trust/Articles of Incorporation of the Corporation] limiting the personal liability of the [Trustees/Directors] and officers of the [Trust/Corporation] and the shareholders of the Fund, and Eaton Vance hereby agrees that it shall have recourse to the [Trust/Corporation] or the Fund for payment of claims or obligations as between the [Trust/Corporation] or the Fund and Eaton Vance arising out of this Agreement and shall not seek satisfaction from the [Trustees/Directors], officers, or shareholders or any [Trustee/Director] or officer of the [Trust/Corporation] or shareholder of the Fund.

10.       Use of the Name “Eaton Vance”. Eaton Vance hereby consents to the use by the Fund of the name “Eaton Vance” as part of the Fund’s name; provided, however, that such consent shall be conditioned upon the employment of Eaton Vance or one of its affiliates as the investment adviser or administrator of the Fund. The name “Eaton Vance” or any variation thereof may be used from time to time in other connections and for other purposes by Eaton Vance and its affiliates and other investment companies that have obtained consent to the use of the name “Eaton Vance.” Eaton Vance shall have the right to require the Fund to cease using the name “Eaton Vance” as part of the Fund’s name if the Fund ceases, for any reason, to employ Eaton Vance or one of its affiliates as the Fund’s investment adviser or administrator. Future names adopted by the Fund for itself, insofar as such names include identifying words requiring the consent of Eaton Vance, shall be the property of Eaton Vance and shall be subject to the same terms and conditions.

11.        No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

12.       Non-Exclusive Services. The services of Eaton Vance to the Fund are not to be deemed to be exclusive, Eaton Vance being free to render services to others and engage in other business activities. It is understood that Eaton Vance and its affiliates perform investment services, including rendering investment advice, to varied clients. It is understood that Eaton Vance or any of its affiliates may give advice or take action for other accounts that may differ from, conflict with, or be adverse to advice given or taken for the Fund. It is understood that certain securities or instruments may be held in some accounts but not in others, or the accounts may have different levels of holdings in certain securities or instruments and the accounts may remit different levels of fees to Eaton Vance. In addition, it is understood that Eaton Vance or any of its affiliates may give advice or take action with respect to the investments of the Fund that may not be given or taken with respect to one or more accounts with similar investment programs, objectives, and strategies. The Fund acknowledges that Eaton Vance, its affiliates, and their respective officers, directors, and/or employees may from time to time have positions in or transact in securities and other investments recommended to clients, including the Fund. Such transactions may differ from or be inconsistent with the advice given, or the timing or nature of Eaton Vance’s action or actions with respect to the Fund. Eaton Vance may aggregate the Fund’s orders with orders of its proprietary accounts and/or orders of other clients.

13.       Certain Definitions. The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by any rule, regulation or order by the SEC. The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of the shares of the Fund present or represented by proxy at the meeting if the shareholders of more than 50 per centum of the outstanding shares of the Fund are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding shares of the Fund. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such order, rule, regulation, interpretative release, or guidance.

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14.       Miscellaneous.

(a)       If any term or provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(b)       This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

(c)       This Agreement may be executed by the parties hereto in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature page follows]

J-7

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

EATON VANCE [TRUST NAME] on behalf of

EATON VANCE [FUND NAME]

By:

[FUND PRESIDENT]

President and not individually

[EATON VANCE MANAGEMENT]

By:

[NAME OF VICE PRESIDENT]

Vice President and not individually

J-8

APPENDIX A

For the services, payments and facilities furnished by Eaton Vance under this Agreement, Eaton Vance is entitled to receive from the [Trust/Corporation/Fund] compensation as set forth below:

[INSERT FEE AND BREAKPOINT SCHEDULE]

In case of initiation or termination of the Agreement during any month with respect to the Fund, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Agreement is in effect.

The Fund’s daily net assets shall be computed in accordance with the [Declaration of Trust of the Trust/Articles of Incorporation of the Corporation] and any applicable votes and determinations of the [Trustees of the Trust/Directors of the Corporation]. Such compensation shall be paid monthly in arrears. Eaton Vance may, from time to time, waive all or a part of the above compensation.

Appendix K

In addition to differences noted in this Appendix, if any, there may be minor, non-substantive variations among the agreements for certain Funds.

INVESTMENT ADVISORY AGREEMENT

ON BEHALF OF

EATON VANCE [PORTFOLIO NAME]

AGREEMENT made as of this [x]th day of [MONTH], [YEAR], between [PORTFOLIO], a Massachusetts business trust (the “Trust”), and Boston Management and Research, a Massachusetts business trust (the “Adviser”).

1.       Duties of the Adviser. The Trust hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its investment affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement.

(a)        The Adviser hereby accepts such employment, and undertakes to afford to the Trust the advice and assistance of the Adviser’s organization in the choice of investments and in the purchase and sale of securities for the Trust and to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its investment affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Adviser’s organization and all personnel of the Adviser performing services relating to research and investment activities. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

(b)       The Adviser shall provide the Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of the Trust’s investments. As investment adviser to the Trust, the Adviser shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Trust’s assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser is authorized, in its discretion and without prior consultation with the Trust, to buy, sell, and otherwise trade in any and all types of securities, commodities, derivatives and investment instruments on behalf of the Trust. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Trust and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Trust, all actions that it deems necessary or desirable to implement the investment policies of the Trust.

(c)       The Adviser shall place all orders for the purchase or sale of portfolio investments for the account of the Trust either directly with the issuer or with brokers, dealers, futures commission merchants, or other market participants selected by the Adviser, and to that end, the Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of investments and payments of cash for the account of the Trust. In connection with the selection of such brokers, dealers, futures commission merchants, or other market participants and the placing of such orders, the Adviser shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Trust and (when a disclosed commission is being charged) at commission rates that are reasonable in relation to the benefits received. Subject to the policies and procedures adopted by the Board of Trustees of the Trust, in selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser and the Adviser is expressly authorized to cause the Trust to pay any broker or dealer who provides such brokerage and research services a commission for executing a security transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to the Trust and to other accounts over which they exercise investment discretion.

(d)       Notwithstanding the foregoing, the Adviser shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of interests in the Trust, nor shall the Adviser be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, administration, custodian of the Trust.

2.       Compensation of the Adviser. For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from the Trust the compensation described on Appendix A hereto.

3.       Allocation of Charges and Expenses. The Adviser shall pay the entire salaries and fees of all of the Trust’s Trustees and officers employed by the Adviser and who devote part or all of their time to the affairs of the Adviser, and the salaries and fees of such persons shall not be deemed to be expenses incurred by the Trust for purposes of this Section 3. Except as provided in the foregoing sentence, it is understood that the Trust will pay all expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Trust shall include, without implied limitation, (i) expenses of maintaining the Trust and continuing its existence; (ii) registration of the Trust under the 1940 Act; (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) governmental fees; (vii) expenses of issue, sale, and redemption of interests; (viii) fees and expenses of registering, qualifying, and maintaining the Trust and its interests under applicable federal and state securities laws and of preparing and filing registration statements, other offering statements or memoranda, and other reports, forms, and documents required to be filed by the Trust with the Securities and Exchange Commission (“SEC”) and any other regulatory body, and for printing and distributing the same to holders of interests in the Trust (“Holders”); (ix) expenses of reports and notices to Holders and of meetings of Holders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses, and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts, and records, and determination of net asset values, book capital account balances and tax capital account balances); (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, Holder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing the account of Holders; (xvi) any direct charges to the Trust or Holders approved by the Trustees of the Trust; (xvii) compensation and expenses of Trustees of the Trust who are not members of the Adviser’s organization; (xviii) all payments to be made and expenses to be assumed by the Trust in connection with the distribution of interests in the Trust; (xix) any pricing or valuation services employed by the Trust to value its investments including primary and comparative valuation services; (xx) any investment advisory, sub-investment advisory, or similar management fees payable by the Trust; (xxi) all expenses incurred in connection with the Trust’s use of a line of credit; and (xxii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers, and Holders with respect thereto.

4.       Other Interests. It is understood that Trustees, officers, and Holders of the Trust are or may be or become interested in the Adviser as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a Holder or otherwise. It is also understood that trustees, officers, employees and shareholders of the Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) that the Adviser may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words “Eaton Vance” [or “Boston Management and Research”] or any combination thereof as part of their name, and that the Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

5.       Limitation of Liability of the Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any Holder of interests in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the acquisition, holding or disposition of any security or other investment.

A copy of the Declaration of Trust of the Adviser is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Adviser by an officer in his or her capacity as an officer and not individually. The Trust expressly acknowledges the provisions in the Declaration of Trust of the Adviser limiting the personal liability of the trustees, officers, and shareholders of the Adviser, and the Trust hereby agrees that it shall have recourse to the Adviser for payment of claims or obligations as between the Adviser and the Trust arising out of this Agreement and shall not seek satisfaction from the trustees, officers, or shareholders of the Adviser.

6.       Sub-Investment Advisers. The Adviser may employ one or more sub-investment advisers from time to time to perform any of the Adviser’s duties under this Agreement, upon such terms and conditions as may be agreed upon between the Adviser and such sub-investment adviser and approved by the Trustees of the Trust, all as permitted by the 1940 Act. The performance of each such sub-investment adviser of its obligation under any such agreement shall be supervised by the Adviser. Further, the Adviser may, with the approval of the Trustees of the Trust and without the vote of any Holders of the Trust, terminate any agreement with any sub-investment adviser and/or enter into an agreement with one or more other sub-investment advisers, all as permitted by the 1940 Act and the rules thereunder. In the event a sub-investment adviser is employed, the Adviser retains the authority to immediately assume responsibility for any functions delegated to a sub-investment adviser, subject to approval by the Board and notice to the sub-investment adviser.

7.       Duration and Termination of this Agreement. This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of Trustees of the Trust or the trustees of the Adviser, as the case may be, and the Trust may, at any time upon such written notice to the Adviser, terminate this Agreement by vote of a majority of the outstanding voting securities of the Trust. This Agreement shall terminate automatically in the event of its assignment.

8.       Amendments of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved in a manner consistent with the requirements of the 1940 Act.

9.       Limitation of Liability of Trustees and Officers of the Trust. A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trust by an officer in his or her capacity as an officer and not individually. The Adviser expressly acknowledges the provisions in the Declaration of Trust of the Trust limiting the personal liability of the Trustees, officers, and Holders of the Trust, and the Adviser hereby agrees that it shall have recourse to the Trust for payment of claims or obligations as between the Trust and the Adviser arising out of this Agreement and shall not seek satisfaction from the Trustees, officers, or Holders or any Trustee, officer, or Holder of the Trust.

10.       Use of the Name “Eaton Vance”. The Adviser hereby consents to the use by the Trust of the name “Eaton Vance” as part of the Trust’s name; provided, however, that such consent shall be conditioned upon the employment of the Adviser or one of its affiliates as the investment adviser of the Trust. The name “Eaton Vance” or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and other investment companies that have obtained consent to the use of the name “Eaton Vance.” The Adviser shall have the right to require the Trust to cease using the name “Eaton Vance” as part of the Trust’s name if the Trust ceases, for any reason, to employ the Adviser or one of its affiliates as the Trust’s investment adviser. Future names adopted by the Trust for itself, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.

11.        No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

12.       Non-Exclusive Services. The services of the Adviser to the Trust are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities. It is understood that the Adviser and its affiliates perform investment services, including rendering investment advice, to varied clients. It is understood that the Adviser or any of its affiliates may give advice or take action for other accounts that may differ from, conflict with or be adverse to advice given or taken for the Trust. It is understood that certain securities or instruments may be held in some accounts but not in others, or the accounts may have different levels of holdings in certain securities or instruments and the accounts may remit different levels of fees to the Adviser. In addition, it is understood that the Adviser or any of its affiliates may give advice or take action with respect to the investments of the Trust that may not be given or taken with respect to one or more accounts with similar investment programs, objectives, and strategies. The Trust acknowledges that the Adviser, its affiliates and their respective officers, directors, and/or employees may from time to time have positions in or transact in securities and other investments recommended to clients, including the Trust. Such transactions may differ from or be inconsistent with the advice given, or the timing or nature of the Adviser’s action or actions with respect to the Trust. The Adviser may aggregate the Trust’s orders with orders of its proprietary accounts and/or orders of other clients.

13.       Certain Definitions. The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by any rule, regulation or order by the SEC. The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of Holders, of the lesser of (a) 67 per centum or more of the shares of the Trust present or represented at the meeting if Holders of more than 50 per centum of all shares of the Trust present or represented by proxy, or (b) more than 50 per centum of all shares of the Trust. Share(s) may also be referred to herein or in other documents relating to the Trust as an Interest or Interests. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such order, rule, regulation, interpretative release, or guidance.

14.       Miscellaneous.

(a)       If any term or provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(b)       This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

(c)       This Agreement may be executed by the parties hereto in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature page follows]

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

EATON VANCE [TRUST NAME]

By:

[TRUST PRESIDENT]

President and not individually

[EATON VANCE MANAGEMENT]

By:

[NAME OF VICE PRESIDENT]

Vice President and not individually

APPENDIX A

For the services, payments and facilities furnished by the Adviser under this Agreement, the Adviser is entitled to receive from the Trust compensation as set forth below:

[INSERT ADVISORY FEE AND BREAKPOINT SCHEDULE]

In case of initiation or termination of the Agreement during any month with respect to the Trust, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Agreement is in effect.

The Trust’s daily net assets shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust. Such compensation shall be paid monthly in arrears. The Adviser may, from time to time, waive all or a part of the above compensation.

Appendix L

INVESTMENT ADVISORY AGREEMENTS AND INVESTMENT SUB-ADVISORY AGREEMENTS: DATES AND APPROVALS

Investment Advisory Agreements

	Date of Current Advisory Agreement	Type of Agreement	Date Current Advisory Agreement was last Submitted to Shareholder Vote	Purpose of Last Submission of Current Advisory Agreement to Shareholder Vote (e.g., Original Approval)[1]	Date of Last Approval by Board of Trustees of and Other Actions Taken with Respect to Continuance of Current Advisory Agreement[2]
Eaton Vance Growth Trust
Eaton Vance Atlanta Capital Focused Growth Fund	7/20/2012	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Atlanta Capital Select Equity Fund	12/30/2011	IAAA	12/29/2011	Original Approval	4/22/20
Eaton Vance Atlanta Capital SMID-Cap Fund	5/18/2018	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Focused Global Opportunities Fund	12/15/2015	IAAA	12/16/2015	Original Approval	4/22/20
Eaton Vance Focused Growth Opportunities Fund	2/7/2011	IAAA	3/5/2011	Original Approval	4/22/20
Eaton Vance Focused Value Opportunities Fund	2/7/2011	IAAA	3/5/2011	Original Approval	4/22/20
Eaton Vance Greater China Growth Fund	7/31/2012	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Hexavest Global Equity Fund	8/29/2012	IAAA	8/28/2012	Original Approval	4/22/20
Eaton Vance Hexavest International Equity Fund	8/29/2012	IAAA	8/28/2012	Original Approval	4/22/20
Eaton Vance International Small-Cap Fund	12/15/2015	IAAA	12/14/2015	Original Approval	4/22/20
Eaton Vance Richard Bernstein All Asset Strategy Fund	9/30/2011	IAAA	9/29/2011	Original Approval	4/22/20
Eaton Vance Richard Bernstein Equity Strategy Fund	9/30/2011	IAAA	10/11/2010	Original Approval	4/22/20
Eaton Vance Worldwide Health Sciences Fund	8/9/2019	IAA	˗	Not Required[4]	4/22/20

Eaton Vance Investment Trust
Eaton Vance Floating-Rate Municipal Income Fund	10/8/2004	IAA	˗	Not Required[4]	4/22/20
Eaton Vance National Limited Maturity Municipal Income Fund	9/8/2004	IAA	˗	Not Required[4]	4/22/20
Eaton Vance New York Municipal Opportunities Fund	10/8/2004	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Short Duration Municipals Opportunities Fund	11/14/2016	IAAA	10/20/2016	Approve change of Investment Advisor & type of Agreement	4/22/20

Eaton Vance Municipals Trust
Eaton Vance Arizona Municipal Income Fund	9/17/2004	IAA	˗	Not Required[4]	4/22/20
Eaton Vance California Municipal Opportunities Fund	10/1/2004	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Connecticut Municipal Income Fund	9/17/2004	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Georgia Municipal Income Fund	9/24/2004	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Maryland Municipal Income Fund	9/24/2004	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Massachusetts Municipal Income Fund	10/1/2004	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Minnesota Municipal Income Fund	9/17/2004	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Missouri Municipal Income Fund	9/24/2004	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Municipal Opportunities Fund	5/31/2011	IAAA	5/30/2011	Original Approval	4/22/20
Eaton Vance National Municipal Income Fund	10/1/2004	IAA	˗	Not Required[4]	4/22/20
Eaton Vance New Jersey Municipal Income Fund	9/17/2004	IAA	˗	Not Required[4]	4/22/20
Eaton Vance New York Municipal Income Fund	10/1/2004	IAA	˗	Not Required[4]	4/22/20
Eaton Vance North Carolina Municipal Income Fund	9/24/2004	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Ohio Municipal Income Fund	10/1/2004	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Oregon Municipal Income Fund	9/24/2004	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Pennsylvania Municipal Income Fund	9/17/2004	IAA	˗	Not Required[4]	4/22/20
Eaton Vance South Carolina Municipal Income Fund	9/24/2004	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Virginia Municipal Income Fund	9/24/2004	IAA	˗	Not Required[4]	4/22/20

	Date of Current Advisory Agreement	Type of Agreement	Date Current Advisory Agreement was last Submitted to Shareholder Vote	Purpose of Last Submission of Current Advisory Agreement to Shareholder Vote (e.g., Original Approval)[1]	Date of Last Approval by Board of Trustees of and Other Actions Taken with Respect to Continuance of Current Advisory Agreement[2]
Eaton Vance Municipals Trust II
Eaton Vance High Yield Municipal Income Fund	9/10/2004	IAA	˗	Not Required[4]	4/22/20
Parametric TABS Intermediate-Term Municipal Bond Fund	12/2/2009	IAAA	1/28/2010	Original Approval	4/22/20
Parametric TABS Short-Term Municipal Bond Fund	2/3/2009	IAAA	3/26/2009	Original Approval	4/22/20
Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund	5/3/2015	IAAA	5/1/2015	Original Approval	4/22/20
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund	12/2/2009	IAAA	1/28/2010	Original Approval	4/22/20
Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund	5/3/2015	IAAA	5/1/2015	Original Approval	4/22/20

Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund	10/17/1997	IAA	10/15/1997	Original Approval	4/22/20
Eaton Vance Core Plus Bond Fund	2/7/2011	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Emerging and Frontier Countries Equity Fund	11/3/2014	IAA	10/31/2014	Original Approval	4/22/20
Eaton Vance Emerging Markets Debt Fund	5/1/2018	IAAA	4/30/2018	Original Approval	4/22/20
Eaton Vance Emerging Markets Local Income Fund	3/12/2007	IAA	6/26/2007	Original Approval	4/22/20
Eaton Vance Floating-Rate Advantage Fund	N/A3	N/A3	˗	˗	N/A3
Eaton Vance Floating-Rate Fund	N/A3	N/A3	˗	˗	N/A3
Eaton Vance Floating-Rate & High Income Fund	9/20/2018	IAA	9/20/2018	Approval to add a Fund-level Agreement	4/22/20
Eaton Vance Global Bond Fund (formerly Eaton Vance Diversified Currency Income Fund)	3/12/2007	IAA	6/26/2007	Original Approval	4/22/20
Eaton Vance Global Income Builder Fund	8/21/2012	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Global Macro Absolute Return Advantage Fund	8/9/2010	IAAA	8/30/2010	Original Approval	4/22/20
Eaton Vance Global Macro Absolute Return Fund	3/12/2007	IAA	6/26/2007	Original Approval	4/22/20
Eaton Vance Global Small-Cap Equity Fund	1/19/2018	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Government Opportunities Fund	10/5/2018	IAA	˗	Not Required[4]	4/22/20
Eaton Vance High Income Opportunities Fund	N/A3	N/A3	˗	˗	N/A3
Eaton Vance Multi-Asset Credit Fund	10/31/2011	IAAA	10/28/2011	Original Approval	4/22/20
Eaton Vance Short Duration Government Income Fund	10/12/2018	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Short Duration High Income Fund	11/1/2013	IAAA	˗	Not Required[4]	4/22/20
Eaton Vance Short Duration Strategic Income Fund	6/22/2007	IAA	5/18/2007	Approval to add a Fund-level Agreement	4/22/20
Eaton Vance Stock Fund	N/A3	N/A3	˗	˗	N/A3
Eaton Vance Tax-Managed Equity Asset Allocation Fund	12/10/2001	IAA	3/1/2002	Original Approval	4/22/20
Eaton Vance Tax-Managed Global Dividend Income Fund	2/10/2003	IAA	5/29/2003	Original Approval	4/22/20
Eaton Vance Tax-Managed Growth Fund 1.1	N/A3	N/A3	˗	˗	N/A3
Eaton Vance Tax-Managed Growth Fund 1.2	N/A3	N/A3	˗	˗	N/A3
Eaton Vance Tax-Managed Multi-Cap Growth Fund	N/A3	N/A3	˗	˗	N/A3
Eaton Vance Tax-Managed Small-Cap Fund	N/A3	N/A3	˗	˗	N/A3
Eaton Vance Tax-Managed Value Fund	N/A3	N/A3	˗	˗	N/A3
Parametric Commodity Strategy Fund	5/25/2011	IAAA	5/24/2011	Original Approval	4/22/20
Parametric Dividend Income Fund	3/25/2014	IAAA	3/24/2014	Original Approval	4/22/20
Parametric Emerging Markets Fund	3/27/2006	IAA	6/29/2006	Original Approval	4/22/20
Parametric International Equity Fund	3/30/2010	IAAA	3/29/2010	Original Approval	4/22/20
Parametric Tax-Managed International Equity Fund	N/A3	N/A3	˗	˗	N/A3
Parametric Volatility Risk Premium – Defensive Fund	2/2/2017	IAAA	2/1/2017	Original Approval	4/22/20

Eaton Vance Series Fund, Inc.
Eaton Vance Emerging Markets Debt Opportunities Fund	10/31/2012	IAAA	2/1/2013	Original Approval	4/22/20

Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0	N/A3	N/A3	˗	˗	N/A3

	Date of Current Advisory Agreement	Type of Agreement	Date Current Advisory Agreement was last Submitted to Shareholder Vote	Purpose of Last Submission of Current Advisory Agreement to Shareholder Vote (e.g., Original Approval)[1]	Date of Last Approval by Board of Trustees of and Other Actions Taken with Respect to Continuance of Current Advisory Agreement[2]
Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	6/12/2020	IAA	˗	Not Required[4]	4/22/20
Parametric Tax-Managed Emerging Markets Fund	10/20/2003	IAA	2/5/2004	Original Approval	4/22/20

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	10/18/2018	IAA	10/18/2018	Approval to add a Fund-level Agreement	4/22/20
Eaton Vance Core Bond Fund	N/A3	N/A3	˗	˗	N/A3
Eaton Vance Dividend Builder Fund	6/8/2018	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Greater India Fund	12/16/2016	IAA	12/16/2016	Approval to add a new Investment Adviser	4/22/20
Eaton Vance Growth Fund	5/11/2018	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Large-Cap Value Fund	6/15/2018	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Real Estate Fund	2/13/2006	IAA	4/27/2006	Original Approval	4/22/20
Eaton Vance Short Duration Inflation-Protected Income Fund	3/30/2010	IAA	3/29/2010	Original Approval	4/22/20
Eaton Vance Small-Cap Fund	4/30/2012	IAA	˗	Not Required[4]	4/22/20
Eaton Vance Special Equities Fund	4/30/2012	IAA	˗	Not Required[4]	4/22/20

Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income Fund	12/11/2000	IAA	5/1/2001	Original Approval	4/22/20

Eaton Vance NextShares Trust
Eaton Vance Global Income Builder NextShares	3/28/2016	IAAA	3/29/2016	Original Approval	4/22/20
Eaton Vance Stock NextShares	2/24/2016	IAAA	2/25/2016	Original Approval	4/22/20

Eaton Vance NextShares Trust II
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	3/28/2016	IAAA	3/29/2016	Original Approval	4/22/20

PORTFOLIOS

Core Bond Portfolio	2/28/2000	IAA	2/28/2000	Original Approval	4/22/20
Emerging Markets Local Income Portfolio	3/12/2007	IAA	3/29/2007	Original Approval	4/22/20
Eaton Vance Floating Rate Portfolio	8/29/2000	IAA	6/23/2000	Original Approval	4/22/20
Global Income Builder Portfolio	3/10/2016	IAA	3/29/2016	Original Approval	4/22/20
Global Macro Absolute Return Advantage Portfolio	8/9/2010	IAA	8/25/2010	Original Approval	4/22/20
Global Macro Capital Opportunities Portfolio	9/30/2013	IAA	10/31/2013	Original Approval	4/22/20
Global Macro Portfolio	6/22/2007	IAA	6/26/2007	Original Approval	4/22/20
Global Opportunities Portfolio	10/19/2009	IAA	11/19/2009	Original Approval	4/22/20
Greater India Portfolio	4/8/2011	IAA	3/9/2011	Original Approval	4/22/20
High Income Opportunities Portfolio	5/31/1994	IAA	5/31/94	Original Approval	4/22/20
International Income Portfolio	3/12/2007	IAA	3/3/2006	Original Approval	4/22/20
Senior Debt Portfolio	2/23/1995	IAA	2/23/1995	Original Approval	4/22/20
Stock Portfolio	8/10/2009	IAA	11/2/2009	Original Approval	4/22/20
Tax-Managed Growth Portfolio	10/23/1995	IAA	10/23/1995	Original Approval	4/22/20
Tax-Managed International Equity Portfolio	2/3/2001	IAA	2/13/2001	Original Approval	4/22/20
Tax-Managed Multi-Cap Growth Portfolio	2/28/2000	IAA	2/28/2000	Original Approval	4/22/20
Tax-Managed Small-Cap Portfolio	8/14/2000	IAA	8/14/2000	Original Approval	4/22/20
Tax-Managed Value Portfolio	2/13/2001	IAA	2/13/2001	Original Approval	4/22/20
5-to-15 Year Laddered Municipal Bond Portfolio	3/23/2016	IAA	3/29/2016	Original Approval	4/22/20

1References above to “Original Approval” mean approval by the sole initial shareholder prior to public offering of the Fund.

2On 4/22/20, in connection with the consideration of the SEC order providing temporary relief from certain in-person meeting requirements in the 1940 Act, the Board of each Fund amended the Fund’s investment advisory agreement to allow for reliance on any SEC order or interpretive release that has the effect of modifying a 1940 Act requirement.

3This Fund does not currently have a fund-level advisory agreement. The Board is seeking shareholder approval of a new advisory agreement for this Fund, as described in the proxy statement

4Pursuant to SEC staff guidance, the current sub-advisory agreement did not require shareholder approval.

Investment Sub-Advisory Agreements

	Date of Current Sub-Advisory Agreement	Date Current Sub-Advisory Agreement was last Submitted to Shareholder Vote	Purpose of Last Submission of Current Sub-Advisory Agreement to Shareholder Vote (e.g., Original Approval)[1]	Date of Last Approval by Board of Trustees of and Other Actions Taken with Respect to Continuance of Current Advisory Agreement[2]
Eaton Vance Growth Trust
Eaton Vance Atlanta Capital Focused Growth Fund	7/20/2012	˗	Not Required[4]	4/22/20
Eaton Vance Atlanta Capital Select Equity Fund	12/30/2011	12/29/2011	Original Approval	4/22/20
Eaton Vance Atlanta Capital SMID-Cap Fund	5/18/2018	˗	Not Required[4]	4/22/20
Eaton Vance Focused Global Opportunities Fund	11/1/2017	12/14/2015[5]	Original Approval[4]	4/22/20
Eaton Vance Greater China Growth Fund	7/31/2012	˗	Not Required[4]	4/22/20
Eaton Vance Hexavest Global Equity Fund	8/29/2012	8/28/2012	Original Approval	4/22/20
Eaton Vance Hexavest International Equity Fund	8/29/2012	8/28/2012	Original Approval	4/22/20
Eaton Vance International Small-Cap Fund	11/1/2017	12/14/2015[5]	Original Approval	4/22/20
Eaton Vance Richard Bernstein All Asset Strategy Fund	9/30/2011	9/29/2011	Original Approval	4/22/20
Eaton Vance Richard Bernstein Equity Strategy Fund	8/9/2010	10/11/2010	Original Approval	4/22/20
Eaton Vance Worldwide Health Sciences Fund	8/9/2019	˗	Not Required[4]	4/22/20

Eaton Vance Municipals Trust II
Parametric TABS Intermediate-Term Municipal Bond Fund	1/15/2020	˗	Not Required[4]	4/22/20
Parametric TABS Short-Term Municipal Bond Fund	1/15/2020	˗	Not Required[4]	4/22/20
Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund	1/15/2020	˗	Not Required[4]	4/22/20
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund	1/15/2020	˗	Not Required[4]	4/22/20
Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund	1/15/2020	˗	Not Required[4]	4/22/20

Eaton Vance Mutual Funds Trust
Eaton Vance Global Income Builder Fund	11/1/2017	11/16/2015[5]	Original Approval[4]	4/22/20
Eaton Vance Global Small-Cap Equity Fund	11/1/2017	11/16/2016[5]	Original Approval[4]	4/22/20
Eaton Vance Multi-Asset Credit Fund	12/20/2018	12/18/2018	Approval to add a new Investment Sub-Advisory Agreement	4/22/20
Eaton Vance Tax-Managed Global Dividend Income Fund	11/1/2017	11/16/2015[5]	Original Approval[4]	4/22/20
Parametric Commodity Strategy Fund	5/25/2011	5/24/2011	Original Approval	4/22/20
Parametric Dividend Income Fund	3/25/2014	3/24/2014	Original Approval	4/22/20
Parametric Emerging Markets Fund	3/27/2006	6/29/2006	Original Approval	4/22/20
Parametric International Equity Fund	3/30/2010	3/29/2010	Original Approval	4/22/20
Parametric Tax-Managed International Equity Fund	N/A3	˗	˗	N/A3
Parametric Volatility Risk Premium – Defensive Fund	2/2/2017	2/1/2017	Original Approval	4/22/20

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	6/12/2020	˗	Not Required[4]	4/22/20
Parametric Tax-Managed Emerging Markets Fund	11/17/2003	2/5/2004	Original Approval	4/22/20

Eaton Vance Special Investment Trust
Eaton Vance Greater India Fund	10/19/2017	12/16/2016	Approval to add a new Investment Sub-Adviser	4/22/20

Eaton Vance NextShares Trust
Eaton Vance Global Income Builder NextShares	11/1/2017	3/28/2016[5]	Original Approval[4]	4/22/20

Eaton Vance NextShares Trust II
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	1/15/2020	˗	Not Required[4]	4/22/20

	Date of Current Sub-Advisory Agreement	Date Current Sub-Advisory Agreement was last Submitted to Shareholder Vote	Purpose of Last Submission of Current Sub-Advisory Agreement to Shareholder Vote (e.g., Original Approval)[1]	Date of Last Approval by Board of Trustees of and Other Actions Taken with Respect to Continuance of Current Advisory Agreement[2]
PORTFOLIOS

Global Income Builder Portfolio	11/1/2017	3/28/2016[5]	Original Approval[4]	4/22/20
Greater India Portfolio	10/19/2017	12/16/2016	Approval to add a new Investment Sub-Adviser	4/22/20
High Income Opportunities Portfolio	6/18/2019	˗	Not Required[4]	4/22/20
Tax-Managed International Equity Portfolio	8/17/2012	8/17/2012	Approval of change in Sub-Adviser	4/22/20
5-to-15 Year Laddered Municipal Bond Portfolio	1/15/2020	˗	Not Required[4]	4/22/20

1References above to “Original Approval” mean approval by the sole initial shareholder prior to public offering of the Fund.

2On 4/22/20, in connection with the consideration of the SEC order providing temporary relief from certain in-person meeting requirements in the 1940 Act, the Board of each Fund amended the Fund’s investment sub-advisory agreement to allow for reliance on any SEC order or interpretive release that has the effect of modifying a 1940 Act requirement.

3This Fund does not currently have a fund-level advisory agreement. The Board is seeking shareholder approval of a new advisory agreement for this Fund, as described in the proxy statement.

4Pursuant to SEC staff guidance, the current sub-advisory agreement did not require shareholder approval.

5The date the prior sub-advisory agreement for the Fund was last approved by shareholders. As discussed in footnote 4, pursuant to SEC staff guidance, the current sub-advisory agreement did not require shareholder approval.

Appendix M

BOARD CONSIDERATIONS

Overview of the Board Evaluation Process – Eaton Vance Open-End Funds

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Fund, including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”1 and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee

________________

[1] With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•	Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;
•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;
•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;
•	A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;
•	Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;
•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;
•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;
•	Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);
•	Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;
•	Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;
•	Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;
•	Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);
•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;
•	A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•	A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•	A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;
•	In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;
•	Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;
•	Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;
•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•         Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•	Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•	Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;
•	Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;
•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;
•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;
•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;
•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;
•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;
•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;
•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and
•	Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustees may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between the Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

Appendix N

This Fund does not currently have a fund-level advisory agreement. The Board is seeking shareholder approval of a new advisory agreement for this Fund, as described in the proxy statement

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

between

[EATON VANCE MANAGEMENT/BOSTON MANAGEMENT AND RESEARCH]

and

[SUB-ADVISER]

for

[FUND NAME]

AGREEMENT made this as of [xx] day of [MONTH], [YEAR], between [Eaton Vance Management/Boston Management and Research], a Massachusetts business trust (the “Adviser”), and [SUB-ADVISER NAME] (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory [and Administrative] Agreement (the “Advisory Agreement”) with [EATON VANCE TRUST NAME], a Massachusetts business trust (the “Trust”) on behalf of [FUND NAME] (the “Fund”), relating to the provision of portfolio management services to the Fund; and

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-investment advisers; and

WHEREAS, the Adviser and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Investment Sub-Advisory Agreement (the “Agreement”);

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Adviser and the Sub-Adviser agree as follows:

1.       Duties of the Sub-Adviser. The Adviser hereby employs the Sub-Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Fund and to administer its investment affairs, subject to the supervision of the Adviser and the Trustees of the Trust, for the period and on the terms set forth in this Agreement. Subject to approval of the Trust’s Board and notice to the Sub-Adviser, the Adviser retains complete authority immediately to assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement.

(a)       The Sub-Adviser hereby accepts such employment and undertakes to afford to the Fund the advice and assistance of the Sub-Adviser’s organization in the choice of investments and in the purchase and sale of securities for the Fund and to furnish, for the use of the Fund, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund and for administering its investment affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Sub-Adviser’s organization and all personnel of the Sub-Adviser performing services relating to research and investment activities. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent of the Adviser or the Fund.

(b)       The Sub-Adviser shall provide the Fund with such investment management and supervision as the Adviser may, from time to time, consider necessary for the proper supervision of the Fund’s investments. The services to be provided by the Sub-Adviser hereunder will apply to the portion of the Fund’s assets that Adviser or the Trustees of the Trust shall from time to time designate, which may consist of all or a portion of the Fund’s assets. As investment sub-adviser to the Fund, the Sub-Adviser shall furnish continuously an investment program and shall determine, from time to time, what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Fund’s assets shall be held uninvested, subject always to the applicable restrictions of the Trust’s Declaration of Trust, By-Laws and registration statement under the Investment Company

Act of 1940, as amended (the “1940 Act”). The Sub-Adviser is authorized, in its discretion and without prior consultation with the Adviser or the Fund, to buy, sell, and otherwise trade in any and all types of securities, commodities, derivatives, and investment instruments on behalf of the Fund. Should the Trustees of the Trust or the Adviser at any time, however, make any specific determination as to investment policy for the Fund and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Sub-Adviser shall take, on behalf of the Fund, all actions that it deems necessary or desirable to implement the investment policies of the Trust and of the Fund.

(c)       The Sub-Adviser shall place all orders for the purchase or sale of portfolio investments for the account of the Fund either directly with the issuer or with brokers, dealers, futures commission merchants, or other market participants selected by the Sub-Adviser, and, to that end, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of investments and payments of cash for the account of the Fund. In connection with the selection of such brokers, dealers, futures commission merchants, or other market participants and the placing of such orders, the Sub-Adviser shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Fund and (when a disclosed commission is being charged) at commission rates that are reasonable in relation to the benefits received. Subject to the policies and procedures adopted by the Board of Trustees of the Trust, in selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Sub-Adviser and the Sub-Adviser is expressly authorized to cause the Trust to pay any broker or dealer who provides such brokerage and research services a commission for executing a security transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Fund and to other accounts over which they exercise investment discretion.

(d)       The Sub-Adviser shall furnish such reports, evaluations, information or analyses to the Fund and the Adviser as the Trust’s Board of Trustees or the Adviser may reasonably request from time to time, or as the Sub-Adviser may deem to be desirable.

(e)       The Sub-Adviser shall exercise reasonable care in the performance of its duties under the Agreement and will conduct its activities hereunder in compliance with the applicable requirements of the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws, any applicable procedures adopted by the Trust’s Board that have been provided to the Sub-Adviser, and the provisions of the Trust’s registration statement, each as may be amended. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services in respect to the Fund which may be requested by such authorities in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

2.       Compensation of the Sub-Adviser. For the services, payments and facilities to be furnished hereunder by the Sub-Adviser, to the extent the Adviser receives at least such amount from the Fund pursuant to the Advisory Agreement, the Sub-Adviser shall be entitled to receive from the Adviser the compensation specified in Appendix A hereto. The Adviser is solely responsible for the payment of the compensation to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its compensation solely from the Adviser. The Fund shall have no liability for Sub-Adviser's compensation hereunder.

3.       Allocation of Charges and Expenses. It is understood that the Fund will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which expenses payable by the Fund shall include, without implied limitation, (i) expenses of maintaining the Fund and continuing its existence; (ii) registration of the Fund and Trust under the 1940 Act; (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) governmental fees; (vii) expenses of issue, sale and redemption of shares; (viii) fees and expenses of registering, qualifying, and maintaining the Trust, the Fund, and its shares under applicable federal and state securities laws and of preparing and filing registration statements, other offering statements or memoranda, and other reports, forms and documents required to be filed by the Trust or Fund with the Securities and Exchange Commission (the “SEC”) and any other applicable regulatory body, and for printing and distributing the same to shareholders; (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values); (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund; (xv) expenses for servicing shareholder accounts; (xvi) any direct charges to the Trust or shareholders approved by the Trustees of the Trust; (xvii) compensation and expenses of Trustees of the Trust who are not members of the Adviser’s or the Sub-Adviser’s organizations; (xviii) all payments to be made and expenses to be assumed by the Fund in connection with the distribution of Fund shares; (xix) any pricing or valuation services employed by the Fund to value its investments including primary and comparative valuations services; (xx) any investment advisory, sub-investment advisory, or similar management fee payable by the Fund; (xxi) all expenses incurred in connection with the Fund’s use of a line of credit; and (xxii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers, and shareholders with respect thereto.

4.       Other Interests. It is understood that Trustees and officers of the Trust and shareholders of the Fund are or may be or become interested in the Sub-Adviser as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of the Sub-Adviser are or may be or become similarly interested in the Fund, and that the Sub-Adviser may be or become interested in the Fund as a shareholder or otherwise. It is also understood that trustees, officers, employees and shareholders of the Sub-Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) that the Sub-Adviser may organize, sponsor, or acquire, or with which it may merge or consolidate, and which may include the words “[SUB-ADVISER NAME]” or any combination thereof as part of their name, and that the Sub-Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

The services of the Sub-Adviser to the Adviser for the benefit of the Fund are not to be deemed to be exclusive and the Sub-Adviser is free to render services to others and engage in other business activities. It is understood that the Sub-Adviser and its affiliates perform investment services, including rendering investment advice, to varied clients. It is understood that the Sub-Adviser or any of its affiliates may give advice or take action for other accounts that may differ from, conflict with, or be adverse to advice given or taken for the Fund. It is understood that certain securities or instruments may be held in some accounts but not in others, or the accounts may have different levels of holdings in certain securities or instruments and the accounts may remit different levels of fees to the Sub-Adviser. In addition, it is understood that the Sub-Adviser or any of its affiliates may give advice or take action with respect to the investments of the Fund that may not be given or taken with respect to one or more accounts with similar investment programs, objectives, and strategies. The Fund acknowledges that the Sub-Adviser, its affiliates, and their respective officers, directors, and/or employees may from time to time have positions in or transact in securities and other investments recommended to clients, including the Fund. Such transactions may differ from or be inconsistent with the advice given, or the timing or nature of the Sub-Adviser’s action or actions with respect to the Fund. The Sub-Adviser may aggregate the Fund’s orders with orders of its proprietary accounts and/or orders of other clients.

5.       Limitation of Liability of the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the acquisition, holding, or disposition of any security or other investment.

6.       Duration and Termination of this Agreement. This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Sub-Adviser, the Adviser, or the Trust cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated as to the Fund without the payment of any penalty by (i) the Adviser, subject to the approval of the Trustees of the Trust; (ii) the vote of the Trustees of the Trust; (iii) the vote of a majority of the outstanding voting securities of the Fund at any annual or special meeting; or (iv) the Sub-Adviser, in each case on sixty (60) days’ written notice. This Agreement shall terminate automatically in the event of its assignment or in the event that the Advisory Agreement shall have terminated for any reason. In the event of termination for any reason, all records of the Fund shall promptly be returned to the Adviser or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.

7.       Amendments of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved in a manner consistent with the requirements of the 1940 Act.

8.       Limitation of Liability. A copy of the Declaration of Trust for each the Trust and the Adviser is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of each the Adviser and the Trust by an officer of each respective organization, in his or her capacity as an officer and not individually. The Sub-Adviser expressly acknowledges the provisions in the Declarations of Trust of the Trust and of the Adviser limiting the personal liability of Trustees, officers, and the shareholders of the Fund and the Adviser, respectively, and the Sub-Adviser hereby agrees that it shall have recourse to the Fund or the Adviser, respectively, for payment of claims or obligations as between the Fund or the Adviser, respectively, and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from the Trustees or officers of the Trust or the Adviser or the shareholders of the Fund or the Adviser.

9.       Third Party Beneficiaries. The Fund is a third party beneficiary to this Agreement. Aside from the Fund, nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto (including, but not limited to, shareholders of the Fund) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

10. Books and Records. The Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Adviser's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

11.       Certain Definitions. The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by any rule, regulation or order by the SEC. The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of the shares of the Fund present or represented by proxy at the meeting if the shareholders of more than 50 per centum of the outstanding shares of the Fund are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding shares of the Fund. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such order, rule, regulation, interpretative release, or guidance.

12.       [Use of the Name “[Sub-Adviser Name].” The Sub-Adviser hereby consents to the use of the name “[Sub-Adviser Name]” as part of the Fund’s name; provided, however, that such consent shall be conditioned upon the employment of the Sub-Adviser or one of its affiliates as the investment Sub-Advisor of the Fund. The name “[Sub-Adviser Name]” or any variation thereof may be used, from time to time, in other connections and for other purposes by the Sub-Adviser and its affiliates and other investment companies that have obtained consent to the use of the name “[Sub-Adviser Name].” The Sub-Adviser shall have the right to require the Fund to cease using the name “[Sub-Adviser Name]” as part of the Fund’s name if the Adviser ceases, for any reason, to employ the Sub-Adviser or one of its affiliates as the Fund’s investment sub-adviser. Future names adopted by the Fund for itself, insofar as such names include identifying words requiring the consent of the Sub-Adviser, shall be the property of the Sub-Adviser and shall be subject to the same terms and conditions.]1

13.       Miscellaneous.

(a)       If any term or provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(b)       This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

(c)       This Agreement may be executed by the parties hereto in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature page follows.]

___________________

[1] Bracketed language included only with respect to Atlanta Capital Focused Growth Fund, Atlanta Capital Select Equity Fund and Atlanta Capital SMID-Cap Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

[EATON VANCE MANAGEMENT/

BOSTON MANAGEMENT AND RESEARCH]

By: ______________________________

Name: [NAME]

Title: Vice President and not individually

[SUB ADVISER SIGNATURE BLOCK]

By: _____________________________

Name:

Title:

Acknowledged and agreed to as of the day

and year first above written:

[TRUST NAME]

(on behalf of FUND NAME)

By: _________________________________

Name: [NAME]

Title: President and not individually

APPENDIX A

Annual Investment Sub-Advisory Fee

For the services, payments and facilities furnished by the Sub-Adviser under this Agreement, the Sub-Adviser is entitled to receive from the Adviser the compensation set forth below:

[INSERT ADVISORY FEE SCHEDULE AND ASSETS ON WHICH FEE IS ASSESSED]

In case of initiation or termination of the Agreement during any month with respect to the Fund, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Agreement is in effect [and the fee shall be computed upon the basis of the average gross assets for the business days the Agreement is so in effect for that month.]

The Fund’s daily net assets shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust.

Such compensation shall be paid monthly in arrears. The Sub-Adviser may, from time to time, waive all or a part of the above compensation.

Appendix O

This Fund does not currently have a fund-level advisory agreement. The Board is seeking shareholder approval of a new advisory agreement for this Fund, as described in the proxy statement.

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

RELATING TO

EATON VANCE GREATER INDIA FUND

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”) effective [x] [MONTH], 2021, is between Boston Management and Research, a Massachusetts business trust (“Adviser”), and Goldman Sachs Asset Management, L.P., a limited partnership organized under the laws of Delaware (“Sub-Adviser”).

WHEREAS, Eaton Vance Greater India Fund (the “Fund”), a series of Eaton Vance Special Investment Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, pursuant to an Investment Advisory Agreement dated [x] [MONTH], 2021 (“Advisory Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Adviser to render advisory and management services to the Fund (as described more fully below); and

WHEREAS, pursuant to authority granted to the Adviser in the Advisory Agreement, the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund and the Adviser, and the Sub-Adviser is willing to furnish such services to the Fund and the Adviser.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

1.       Appointment. The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for and to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Adviser and the Fund’s Board of Trustees (“Board”), for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth herein for the period and on the terms set forth in this Agreement.

Subject to the requirements of the 1940 Act, the Adviser has the authority in its discretion to alter the allocation of the Fund’s assets among the Sub-Adviser, the Adviser and any other appointed sub-adviser upon reasonable notice to the Sub-Adviser.

2.       Sub-Adviser Duties. Subject to the supervision of the Board and the Adviser, the Sub-Adviser will provide a continuous investment program for the Fund and determine, in its discretion, the composition of the assets of the Fund, including the determination of the purchase, retention, or sale of the securities, cash, and other investments for the Fund. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sale, and reinvestment of the Fund’s assets by determining (a) the securities and other investments that shall be purchased, entered into, sold, closed, and/or exchanged for the Fund; (b) when these transactions should be executed, and (c) what portion of the assets of the Fund should be held in various securities and other investments in which the Fund is permitted to invest. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with the Adviser or the Trust, to buy, sell, and otherwise trade in any of the types of securities and investment instruments permitted by the Fund’s Registration Statement. The Sub-Adviser may use the portfolio management, research and other resources of advisory affiliates through participating affiliate arrangements in rendering investment advisory services to the Fund. Under such circumstances, the Sub-Adviser shall be fully accountable to the Fund and/or the Adviser for the actions of such affiliates.

The Sub-Adviser will provide the services under this Agreement in accordance with the Trust’s Declaration of Trust, By-Laws, and investment objective(s), policies and procedures and restrictions as stated in the Trust’s Registration Statement as filed with the SEC under the 1940 Act, as from time to time amended (“Registration Statement”). The Adviser shall promptly provide the Sub-Adviser with copies of any amendment to the Registration Statement prior to the commencement of this Agreement and shall provide the Sub-Adviser with drafts of any other amendment to the Registration Statement as well as any sticker supplements to the Fund’s prospectus or statement of additional information relevant to the Sub-Adviser or its management of the Fund. The Sub-Adviser shall review and provide comments on such drafts on a timely basis. Sub-Adviser’s services under this Agreement also will be provided in accordance with any internal guidelines or investment parameters for the Fund (including portfolio risk limits) that are mutually agreed to in writing from time to time by the Adviser and the Sub-Adviser.

The Sub-Adviser further agrees as follows:

a. The Sub-Adviser shall perform its duties hereunder in accordance with (i) the 1940 Act and all rules and regulations thereunder, (ii) all other applicable federal and state laws and regulations, (iii) any procedures adopted by the Board and deemed applicable by the Adviser to the Fund (provided that the Sub-Adviser has been or will be provided by the Adviser with a copy of any current or future procedures and has been provided with a reasonable period of time to understand and adapt to such procedures) (“Fund Procedures”), (iv) the provisions of the Fund’s Registration Statement (as described above), and (v) the Sub-Adviser’s operating policies and procedures provided to the Adviser. The Sub-Adviser shall exercise reasonable care in the performance of its duties under the Agreement. With respect to (iii) above, by executing this Agreement, the Sub-Adviser acknowledges that it has received from the Adviser written copies of the current Fund Procedures and has had a reasonable period of time to understand and adapt to such Procedures.

b. The Sub-Adviser will manage the Fund so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (“Code”).

c. The Sub-Adviser shall exercise voting authority with respect to proxies that the Fund is entitled to vote with regard to securities in the Fund’s portfolio, provided that such authority may be revoked in whole or in part by the Adviser at any time upon written notice to the Sub-Adviser and provided further that the exercise of such authority shall be in accordance with the relevant Fund Procedures. As provided in the Fund Procedures, the Sub-Adviser shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures of the Sub-Adviser as are approved by the Adviser and the Board. The Sub-Adviser shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time. The Sub-Adviser shall provide the proxy voting history for the Fund to the Adviser or any third party agent designated by the Adviser in a timely manner for inclusion in the Fund’s requisite Form N-PX.

d. The Sub-Adviser will provide reasonable assistance to the Fund’s custodian (“Custodian”) and the Adviser in their determining or confirming, consistent with the relevant Fund Procedures and as stated in the Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Custodian or the Adviser seeks assistance from, or identifies for review by, the Sub-Adviser and otherwise perform such duties as sub-adviser for the Fund as are specifically described in such Fund Procedures. The parties acknowledge that the Sub-Adviser (i) is not a custodian of the Trust’s assets and will not take possession or custody of such assets and (ii) is not engaged to provide the official books and records of the Fund. The Adviser acknowledges and agrees that (i) the Sub-Adviser shall not be deemed to be the pricing or valuation agent for the Fund, and (ii) the Sub-Adviser is not obligated to provide pricing information to satisfy any regulatory requirements to which the Fund may be subject (e.g., ASC 820).

e. Following the end of each of the Fund’s fiscal periods, the Sub-Adviser will provide reasonable assistance to the Adviser in its preparation of any reports required by applicable rules and regulations, such as Form N-CSR, Form N-CEN and Form N-PORT, as well as any discussion of the Fund’s performance required by applicable law. The Sub-Adviser will also provide periodic commentaries regarding the performance of the Fund as reasonably requested by the Adviser, which shall be subject to review and editing by the Adviser and further subject to the terms of Section 7 hereof. The Sub-Adviser also will provide to the Trust any certifications relating to the content of any such report, discussion or commentary as required by relevant Fund Procedures or as is otherwise reasonably requested by the Trust.

f. The Sub-Adviser will complete and deliver to the Adviser for each quarter by the 10th calendar day of the following quarter (i) a written compliance checklist in a form agreed to in advance by the Adviser and Sub-Adviser, (ii) a written investment oversight questionnaire in a form agreed to in advance by the Adviser and Sub-Adviser, (iii) a risk management and related analytic report in a format agreed to in advance by the Adviser and Sub-Adviser, and (iv) such other reports as may be reasonably requested by the Adviser.

g. The Sub-Adviser will make available to the Trust and the Adviser, promptly upon request, any of the investment records and ledgers for the Fund maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the Custodian, portfolio accounting agent or other service providers for the Trust) as are necessary to assist the Trust and the Adviser in complying with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules under each, as well as other applicable securities laws. The Sub-Adviser will furnish to regulatory authorities, having the requisite authority over the Fund, any information or reports in connection with the Sub-Adviser’s services to the Fund and the Adviser that may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

h. The Sub-Adviser will provide periodic reports to the Board (for consideration at meetings of the Board) on the investment program for the Fund and the investments in the Fund in a format agreed to in advance by the Adviser and Sub-Adviser and such other special reports as the Board or the Adviser may reasonably request, provided the format of such special reports is agreed to in advance by the Adviser and Sub-Adviser.

i. The Sub-Adviser will maintain a fidelity bond, as well as insurance for its directors and officers and errors and omissions, in an adequate amount based on the Sub-Adviser’s assets under management and the scope of its business.

j. The Sub-Adviser shall not consult with any other sub-adviser of the Fund or the Trust, or the sub-adviser to any other investment company (or separate series of an investment company) managed by the Adviser concerning the Fund or Trust’s transactions in securities or other assets, except for purposes of complying with applicable law or regulation. The Adviser shall not be required to provide the Sub-adviser with Fund or Trust sales data.

k. Nothing in this Sub-Advisory Agreement shall prevent the Sub-Adviser from acting as investment adviser for any other person, firm, corporation or other entity and shall not in any way restrict the Sub-Adviser or any of its stockholders, directors, officers, employees or its affiliates from buying, selling or trading any securities for its or their own account or for the account of others from whom it or they may be acting; provided that such activities do not adversely affect the performance by any party of its duties under this Sub-Advisory Agreement.

3.                   Broker-Dealer Selection and Portfolio Transaction Information. The Sub-Adviser is authorized to place all orders for the purchase or sale of portfolio securities and investment instruments permitted by the Fund’s Registration Statement for the Fund either directly with the issuer or with brokers or dealers selected by the Sub-Adviser. To that end, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the Custodian as to deliveries of securities and investment instruments and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of orders for the Fund, the Sub-Adviser shall follow the relevant Fund Procedures, including the Policies and Procedures Relating to Fund Brokerage Allocation and Use of Fund Commissions. The Sub-Adviser will report to the Trust’s Board periodically on brokerage allocation, including with respect to use of Fund commissions to acquire research, indicating the broker-dealers to which such allocations have been made and the basis therefore as the Adviser or the Board reasonably requests.

The Sub-Adviser will arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its administrative and recordkeeping responsibilities with respect to the Trust.

4.       Disclosure about Sub-Adviser. The Sub-Adviser has received and reviewed the most current amendment to the Registration Statement for the Trust that contains or incorporates disclosure about the Sub-Adviser (if any), and represents and warrants that the disclosure, with respect to the Sub-Adviser, its personnel, and the investment policies and strategies followed by the Sub-Adviser in managing the Fund and the risks relating thereto is accurate in all material respects. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect and also complies with any other relevant regulatory requirements to operate its business. The Adviser hereby acknowledges that it has received a copy of the Sub-Adviser’s Form ADV (as filed with the SEC) prior to entering into this Agreement.

5.       Duties of the Adviser. The Adviser undertakes to provide the Sub-Adviser with reasonable advance written notice of any action taken by the Adviser or the Trust’s Board that is likely to have any impact on the Sub-Adviser or its ability to provide services under this Agreement including, without limitation, any change to (i) the Fund’s investment objective(s), strategies, policies, and restrictions, (ii) the Fund Procedures, or (iii) the Fund’s Registration Statement as it relates to the services provided by the Sub-Adviser to the Fund. The Adviser agrees that, provided it is within its ability, it will allow for a reasonable implementation period for any such action and Sub-Adviser agrees it will make a reasonable effort to implement any such action within such implementation period.

6.       Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its duties under this Agreement, including, but not limited to, rental and overhead expenses, expenses of the Sub-Adviser’s personnel, insurance of the Sub-Adviser and its personnel, research services (except as permitted under the Fund Procedures), and taxes of the Sub-Adviser.

The Adviser and the Trust shall be responsible for all expenses of the Adviser’s and Fund’s operations, respectively, including, without limitation, those described in the Advisory Agreement.

7.       Compensation. For the services provided to the Fund, the Adviser will pay the Sub-Adviser compensation in an amount equal to a percentage of the investable assets of the Fund per annum which are not invested in other investment companies for which Adviser or its affiliate (i) serves as adviser and (ii) receives an advisory fee (“Investable Assets”) as specified in Schedule A. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect. The Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser. The Trust shall have no liability for Sub-Adviser’s fee hereunder.

8.       Materials.

a.                    During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, statements of additional information, and sticker supplements relevant to the Sub-Adviser or its management of the Fund, as well as proxy statements and reports to shareholders prepared for distribution to shareholders of the Fund, which refer to the Sub-Adviser, prior to the use thereof, and neither the Adviser nor the Trust shall use any such materials if the Sub-Adviser reasonably objects in writing within a reasonable period of time (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to reasonable objections with respect to the accuracy or completeness of the disclosure in such documents or reports.

b.                   It is understood that the names “Goldman Sachs” and “Goldman Sachs Asset Management” or any trademark, trade name, service mark, or logo, or any variation of such trademark, trade name, service mark, or logo of the Sub-Adviser or its affiliates (collectively, the “Goldman Sachs Marks”) are the valuable property of the Sub-Adviser and its affiliates and that the Fund or its affiliates have the right to use such Goldman Sachs Marks in offering materials of the Fund or any Fund only with the prior written approval of the Sub-Adviser and only for so long as the Sub-Adviser is a sub-adviser to the Fund. Upon termination of this Agreement or upon the earlier request of the Sub-Adviser, the Fund shall as soon as is reasonably possible cease to use the Goldman Sachs Marks.

c.                    It is understood that the names “Boston Management and Research” and “Eaton Vance Management” or any derivative thereof or logos associated with such names are the valuable property of the Adviser and its affiliates and that the Sub-Adviser has the right to use such names (or derivatives or logos) in client lists. Any other use shall require approval in advance from the Adviser. Upon termination of this Agreement the Sub-Adviser shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

9.       Compliance.

a.                    The Sub-Adviser has adopted written policies and procedures reasonably designed to prevent violation by it, or any of its supervised persons, of the Advisers Act and the rules under the Advisers Act and other federal securities laws and regulations relevant to the performance of its duties under this Agreement (“Sub-Adviser Procedures”). The Sub-Adviser has designated a chief compliance officer (“CCO”) responsible for administering the Sub-Adviser Procedures. The CCO shall provide to the Adviser and/or the Trust and their respective CCOs written compliance reports relating to the operations and compliance procedures of the Sub-Adviser as may be required by law or regulation or as are otherwise reasonably requested. The Sub-Adviser agrees to implement other or additional compliance techniques as the Adviser or the Board may reasonably request, including written compliance procedures, provided that doing so would not cause the Sub-Adviser to incur additional significant fees or expenses or otherwise conflict with the Sub-Adviser’s compliance program.

 b.                   The Sub-Adviser agrees that, if it is reasonably likely to have a material impact on the performance of its duties under this Agreement, it shall promptly notify, if legally permitted, the Adviser and the Trust (1) in the event that the SEC or other governing body has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation (formal or informal) that is likely to reasonably result in any of these actions; or corresponded with the Sub-Adviser, including sending a deficiency letter or raising issues about the business, operations, or practices of the Sub-Adviser; (2) in the event of any notice of an investigation, examination, inquiry audit or subpoena of the Sub-Adviser or any of its officers or employees by any federal, state or other governmental agency or body, (3) upon having a reasonable basis for believing that the Fund has ceased to qualify or is likely not to qualify as a regulated investment company under Subchapter M of the Code, (4) upon detection of any breach of any of the Fund Procedures and of any violation of any applicable law or regulation, including the 1940 Act and Subchapter M of the Code, relating to the Fund, or (5) upon detection of any material violations of the Sub-Adviser Procedures that relate to the Fund or the Sub-Adviser’s activities generally, such as when the violation could be considered material to the Sub-Adviser’s advisory clients. The Sub-Adviser further agrees to promptly notify the Adviser and the Trust of any fact material to the Fund, the Adviser, the Board or shareholders of the Fund known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto received by the Sub-Adviser, or if any statement contained therein relating to the Sub-Adviser becomes untrue in any material respect.

c.                    The Adviser agrees that it shall promptly notify, if legally permitted, the Sub-Adviser (1) in the event that the SEC or other governing body has censured the Adviser or the Trust with respect to the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) of any regulatory matter involving the Fund’s investments or investment practices.

d.                   The Sub-Adviser will provide the Adviser with such reports, presentations, certifications and other information as the Adviser may reasonably request from time to time, in a format mutually agreed upon, concerning the business and operations of the Sub-Adviser in performing services hereunder or generally concerning the Sub-Adviser’s investment advisory services, the Sub-Adviser’s compliance with applicable federal, state and local law and regulations, changes in the Sub-Adviser’s key personnel, investment strategies, policies and procedures, and other matters that are likely to have a material impact on the Sub-Adviser’s duties hereunder.

10.       Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Fund and the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Adviser’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

11.       Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement, the Fund or the Trust. Subject to the foregoing, each party shall treat as confidential all information pertaining to the Sub-Adviser, Adviser or the Fund or its shareholders or the Trust (as applicable), their actions with respect to the Fund and the Trust, and the business, operations and clients of the Adviser and the Sub-Adviser, except that the aforesaid information need not be treated as confidential if (a) required to be disclosed under applicable law, (b) generally available to the public through means other than by disclosure by the parties, or (c) available from a source other than the Adviser, Sub-Adviser or the Trust and without a breach of an obligation of confidentiality to the other party. Sub-Adviser acknowledges that the Adviser will have continuous access to the Fund’s holdings and information relating to portfolio management that is in the possession of the Custodian.

Neither the Adviser nor Sub-Adviser shall disclose or disseminate non-public information regarding the Fund, including a list of portfolio securities identified as being held by the Fund, which it receives or has access to in the course of performing its duties under this Agreement except as may be permitted by relevant Fund Procedures.

Neither party shall use its knowledge of non-public information regarding the Fund as a basis to place or recommend any securities transactions for its own benefit, or the benefit of one or more of its clients, to the detriment of the Fund. To the extent that either Party has delegated any duties or services to an affiliate or a third-party, it shall ensure that any such affiliate or third-party abides by the confidentiality provision of this Section 11. Each Party shall ensure that any such affiliate or third-party shall enter into a written confidentiality agreement providing for the non-disclosure of such non-public information. Notice of such agreement shall be provided to the Trust.

12.       Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

13.       Liability.

a.                    Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Adviser agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and controlling persons thereof (each a “Sub- Adviser Controlling Person,” and collectively, “Sub-Adviser Controlling Persons”) shall not be liable for, or subject to any losses, claims, damages, expenses, liabilities or litigation in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence, in each such case, in the performance of the Sub-Adviser’s duties, or any material breach by the Sub-Adviser of its obligations or duties under this Agreement (the “Sub-Adviser Standard of Care”). In no case shall the Sub-Adviser, its affiliated persons or any of the Sub-Adviser Controlling Persons be liable for actions taken or non-actions with respect to the performance of services under this Agreement if the Sub-Adviser is instructed in writing by the Adviser or the Trust to take such action or non-action. The Adviser understands and acknowledges that the Sub-Adviser does not warrant that the portion of the assets of the Fund managed by the Sub-Adviser will achieve any particular rate of return or that its performance will match any benchmark index or other standard or objective. In no case shall the Sub-Adviser, its affiliated persons or any of the Sub-Adviser Controlling Persons be liable for any portion of the assets of the Fund not managed by the Sub-Adviser (if any), and all representations and covenants of the Sub-Adviser in this Agreement shall be deemed to apply only to the portion of the assets of the Fund managed by the Sub-Adviser.

b.                   The Sub-Adviser agrees that neither the Trust nor the Fund shall bear any responsibility or shall be subject to any liability for any losses, claims, damages, expenses, liabilities or litigation of the Sub-Adviser connected with or arising out of its services under this Agreement.

14.       Indemnification.

a.                    The Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and Sub-Adviser Controlling Persons (the Sub-Adviser and all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, expenses, liabilities, or litigation (including reasonable legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the Securities Act of 1933, as amended (“the 1933 Act”), the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, (1) arising out of the Adviser’s responsibilities to the Sub-Adviser which may be based upon the Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or any material breach by the Adviser of its obligations or duties under this Agreement, or (2) which may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading unless such statement or omission was made in reliance on disclosure reviewed by the Sub-Adviser in accordance with Section 8 of this Agreement; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or any material breach of its obligations or duties under this Agreement.

b.                   Notwithstanding Section 13 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and controlling persons thereof (the Adviser and all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, expenses, liabilities, or litigation (including reasonable legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, (1) arising out of the Sub-Adviser’s responsibilities as sub-adviser of the Fund which may be based upon the Sub-Adviser’s breach of the Sub-Adviser Standard of Care; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and

c.                    was required to be stated therein or necessary to make the statements therein not misleading, if such a statement was made in reliance upon disclosure reviewed by the Sub-Adviser in accordance with Section 8 of this Agreement or was omitted from a disclosure reviewed by the Sub-Adviser in accordance with such Section 8; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its material breach of its obligations or duties under this Agreement.

d.                   The Adviser shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be reasonably satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

e.                    The Sub-Adviser shall not be liable under Paragraph (b) of this Section 14 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be reasonably satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Adviser Indemnified Person.

15.       Duration and Termination.

a.                    This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Trust’s Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons (as such term is defined in the 1940 Act) of any such Party to this Agreement cast at a meeting called for the purpose of voting on such approval.

b.                   Notwithstanding the foregoing, this Agreement may be terminated: (a) by the Adviser at any time without payment of any penalty, upon 60 days’ prior written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, by the Trust’s Board or a majority of the outstanding voting securities of the Fund, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser, (c) at any time without payment of any penalty by the Sub-Adviser upon 60 days’ prior written notice by the Sub-Adviser to the Adviser and the Trust, (d) immediately in the event the Sub-Adviser or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or (e) in the event the Advisory Agreement is terminated.

c.                    In the event of termination for any reason, all records of the Trust shall promptly be returned to the Adviser or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 10, 11, 13, 14 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 15 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect as provided in Section 7.

16.       Notices. Any notice must be in writing and shall be sufficiently given (a) when delivered in person, (b) when dispatched by electronic mail or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (c) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (d) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

Eaton Vance Special Investment Trust

Two International Place

Boston, MA 02110

Attn: Chief Legal Officer

If to the Adviser:

Boston Management and Research

Two International Place

Boston, MA 02110

Attn: Chief Legal Officer

If to the Sub-Adviser:

Goldman Sachs Asset Management, L.P.

200 West Street

New York, NY 10282

Attention: Legal Department

17.       Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved as required by applicable law. The Sub-Adviser shall furnish to the Board such information as may be reasonably necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 15 or this Section 17 of this Agreement.

18.       Interpretation of Certain Terms. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is amended hereafter, or is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such amendment, order, rule, regulation, interpretative release, or guidance.

19.       Miscellaneous.

a.                                This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

b.                               The Adviser and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Adviser acknowledges that the Sub-Adviser enjoys the rights of a third-party beneficiary under the Advisory Agreement. Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Adviser, or constituting the Adviser as an agent or co-partner of the Sub-Adviser.

c.                                The Sub-Adviser expressly acknowledges the provision in the Declaration of Trust of the Adviser limiting the personal liability of the trustees and officers of the Adviser, and the Sub-Adviser hereby agrees that it shall have recourse to the Adviser for payment of claims or obligations as between the Adviser and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from the trustees or any officer of the Adviser.

d.                               The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

e.                                To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party.

f.                                If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

g.                               Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Adviser, or constituting the Adviser as an agent or co-partner of the Sub-Adviser.

h.                               This Agreement may be executed in counterparts.

       IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

BOSTON MANAGEMENT AND RESEARCH

By:

Name:

Title:

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:

Name:

Title:

SCHEDULE A

Annual Investment Sub-Advisory Fee

1. Fee will be calculated by Adviser and forwarded to the Sub-Adviser.

2. Fee will be calculated monthly in arrears for each calendar month and payable by electronic method in USD within 30 business days following the end of each quarter.

3. Fee will be calculated and paid by the Adviser and the Sub-Adviser will not be required to send an invoice to the Adviser.

4. Annual Investment Sub-Advisory Fee:

For the services provided hereunder, Sub-Adviser shall be entitled to receive from the Adviser compensation in an amount equal to a percentage of the Investable Assets of the Fund per annum which are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee (“Eaton Vance Funds”), as listed below.

Investable Assets for the Month (excluding Shares of Eaton Vance Funds)	Annual Asset Rate
Up to $500 million	0.475%
$500 million but less than $1 billion	0.450%
$1 billion but less than $2.5 billion	0.438%
$2.5 billion but less than $5 billion	0.426%
Over $5 billion	0.416%

5. Fee will be prorated as appropriate for the initial calendar month and upon termination.

6. Monthly Fee = Investable Assets for the month * Annual Asset Rate * (number of days in the relevant month / the number of days in the year)

The Fund’s daily net assets shall be computed in accordance with the Declaration of Trust of the Fund and any applicable procedures, votes and determinations of the Board of the Fund.

Appendix P

This Fund does not currently have a fund-level advisory agreement. The Board is seeking shareholder approval of a new advisory agreement for this Fund, as described in the proxy statement.

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

between

BOSTON MANAGEMENT AND RESEARCH

and

BMO GLOBAL ASSET MANAGEMENT (ASIA) LIMITED

for

EATON VANCE GREATER CHINA GROWTH FUND

AGREEMENT made this [xx] day of [xx], 2021, between Boston Management and Research, a Massachusetts business trust (the “Adviser”), and BMO Global Asset Management (Asia) Limited, a company organized in Hong Kong (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated [xx] [xx], 2021 (the “Advisory Agreement”) with Eaton Vance Growth Trust, a Massachusetts business trust (the “Trust”) on behalf of Eaton Vance Greater China Growth Fund (the “Fund”), relating to the provision of portfolio management services to the Fund; and

WHEREAS, pursuant to authority granted to the Adviser in the Advisory Agreement, the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Adviser.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Adviser and the Sub-Adviser agree as follows:

1.       Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Adviser and the Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Sub-Adviser hereby accepts such appointment and undertakes to afford to the Fund the advice and assistance of the Sub-Adviser's organization in the choice of investments and in the purchase and sale of securities for the Fund and to furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Sub-Adviser's organization and all personnel of the Sub-Adviser performing services relating to research and investment activities. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

2.       Duties of the Sub-Adviser. The Sub-Adviser shall provide the Fund with such investment management and supervision as the Adviser and the Fund may from time to time consider necessary for the proper supervision of the Fund’s investments. As investment adviser to the Fund and subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940 (the “1940 Act”), all as from time to time amended, the Sub-Adviser (i) shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Fund's assets shall be held uninvested and (ii) is authorized, in its discretion and without prior consultation with the Adviser or the Fund, to buy, sell, and otherwise trade in any and all types of securities and investment instruments on behalf of the Fund. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Fund and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Sub-Adviser shall take, on behalf of the Fund, all actions which they deem necessary or desirable to implement the investment policies of the Fund.

The Sub-Adviser shall place all orders for the purchase or sale of portfolio securities for the account of the Fund either directly with the issuer or with brokers or dealers selected by the Sub-Adviser, and to that end the Sub-Adviser is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser shall adhere to procedures adopted by the Board of Trustees of the Trust, copies of which shall be provided to the Sub-Adviser.

3.       Compensation of the Sub-Adviser. For the services, payments and facilities to be furnished hereunder by the Sub-Adviser, the Sub-Adviser shall be entitled to receive from the Adviser the fee set forth on Appendix A hereto. Such fee shall be paid monthly in arrears on the last business day of each month. In case of initiation or termination of the Agreement during any month, the fee for that month shall be based on the number of calendar days during which it is in effect.

The Sub-Adviser may, from time to time, waive all or a part of the above compensation to which it is entitled hereunder.

4.       Allocation of Charges and Expenses. It is understood that the Fund will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder, which expenses payable by the Fund shall include, without implied limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) registration of the Trust under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of issue, sale, and redemption of shares, (viii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund and of the Fund’s principal underwriter as broker-dealer or agent under state securities laws, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balanced and tax capital account balances), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing the accounts of shareholders, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of one of the Adviser’s or Sub-Adviser's organizations, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers and shareholders with respect thereto.

5.       Other Interests. It is understood that Trustees and officers of the Trust and shareholders of the Fund are or may be or become interested in the Sub-Adviser as trustees, shareholders or otherwise and that trustees, officers and shareholders of the Sub-Adviser are or may be or become similarly interested in the Fund, and that the Sub-Adviser may be or become interested in the Fund as a shareholder or otherwise. It is also understood that trustees, officers, employees and shareholders of the Sub-Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which the Sub-Adviser or the Adviser and its affiliates may organize, sponsor or acquire, or with which it may merge or consolidate, and that the Sub-Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

6.       Limitation of Liability of the Sub-Adviser. The services of the Sub-Adviser to the Adviser for the benefit of the Fund are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other business activities. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or to the Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

7.       Indemnification.

a.	The Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 Act, as amended, (the “1933 Act”) controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Sub-Adviser or the Trust which (1) may be based upon the Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Adviser’s disregard of its obligations and duties under this Agreement and to the Fund, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Fund or to any affiliated person of the Adviser by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its breach or reckless disregard of its obligations or duties under this Agreement.

b.	Notwithstanding Section 6 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and any controlling person of the Adviser (all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Fund which (1) may be based upon the Sub-Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Sub-Adviser’s disregard of its obligations or duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser, the Fund, or any affiliated person of the Adviser or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its breach or reckless disregard of its obligations and duties under this Agreement.

c.	The Adviser shall not be liable under Paragraph (a) of this Section 7 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

d.	The Sub-Adviser shall not be liable under Paragraph (b) of this Section 7 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Adviser Indemnified Person.

8.       Duration and Termination of this Agreement.

a. This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Sub-Adviser, the Adviser, or the Trust cast at a meeting called for the purpose of voting on such approval.

b.        Notwithstanding the foregoing, (i) the Sub-Adviser may at any time on sixty (60) days' prior written notice to the Adviser terminate its obligations hereunder without the payment of any penalty; (ii) the Adviser may at any time on sixty (60) days' notice to the Sub-Adviser terminate this Agreement without the payment of any penalty, and (iii) this Agreement may be terminated by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment or in the event that the Advisory Agreement shall have terminated for any reason. In the event of termination for any reason, all records of the Fund shall promptly be returned to the Adviser or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.

9.       Amendments of the Agreement. This Agreement may be amended by a writing signed by all parties hereto, provided that no amendment to this Agreement shall be effective until approved in a manner consistent with the requirements of the 1940 Act.

10.       Limitation of Liability of the Adviser. The Sub-Adviser expressly acknowledges the provision in the Declaration of Trust of the Trust of the Adviser limiting the personal liability of the trustees and officers of the Fund and the Adviser, and the Sub-Adviser hereby agrees that it shall have recourse to the Adviser or the Fund for payment of claims or obligations as between the Adviser or the Fund and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from any trustee or officer of the Fund or the Adviser.

11.        Books and Records. The Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s or the Adviser's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

12.       Certain Definitions. The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of shares of the Fund present or represented by proxy at the meeting if the holders of more than 50 per centum of the outstanding shares of the Fund are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding shares of the Fund. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such order, rule, regulation, interpretative release, or guidance.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

Boston Management and Research

By:

_____________

and not individually

BMO GLOBAL ASSET MANAGEMENT (ASIA) LIMITED

By:

______________

Director

Acknowledged and agreed to as of the day

and year first above written:

EATON VANCE GROWTH Trust

(on behalf of Eaton Vance Greater China Growth Fund)

By: ____________________________________

_________________________

President

Appendix A

For the services, payments and facilities furnished by the Sub-Adviser under this Agreement, the Sub-Adviser is entitled to receive from the Adviser a fee computed daily and payable monthly equal to the following fee:

Average daily net assets	Annual fee
Up to $500 million	0.575%
$500 million but less than $1 billion	0.535%
$1 billion to less than $1.5 billion	0.495%
$1.5 billion to less than $2 billion	0.455%
$2 billion to less than $3 billion	0.415%
$3 billion and over	0.375%

The Fund's net asset value shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust.

Appendix Q

This Fund does not currently have a fund-level advisory agreement. The Board is seeking shareholder approval of a new advisory agreement for this Fund, as described in the proxy statement.

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

RELATING TO

EATON VANCE HEXAVEST [NAME] FUND

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”) effective this [xx] day of [xx], 2021 is between Eaton Vance Management, a Massachusetts business trust (“Adviser”), and Hexavest Inc., a Quebec corporation (“Sub-Adviser”).

WHEREAS, Eaton Vance Hexavest [NAME] Fund (“Fund”), a series of Eaton Vance Growth Trust (“Trust”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, management investment company; and

WHEREAS, pursuant to an Investment Advisory and Administrative Agreement dated [xx] [xx], 2021 (“Advisory Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Adviser to render advisory and management services to the Fund (as described more fully below); and

WHEREAS, pursuant to authority granted to the Adviser in the Advisory Agreement, the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund and the Adviser, and the Sub-Adviser is willing to furnish such services to the Fund and the Adviser.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

1.       Appointment. The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for and to manage the investment and reinvestment of that portion of the Fund’s assets that shall be allocated to the Sub-Adviser (“Portfolio”), subject to the supervision of the Adviser, for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth herein for the period and on the terms set forth in this Agreement.

Subject to the requirements of the 1940 Act, the Adviser has the authority in its discretion to alter the allocation of the Fund’s assets among the Sub-Adviser, the Adviser and any other appointed sub-adviser upon reasonable notice to the Sub-Adviser.

2.       Sub-Adviser Duties. Subject to the supervision of the Board and the Adviser, the Sub-Adviser will provide a continuous investment program for the Portfolio and determine, in its discretion, the composition of the assets of the Portfolio, including the determination of the purchase, retention, or sale of the securities, cash, and other investments for the Portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sale, and reinvestment of the Portfolio’s assets by determining (a) the securities and other investments that shall be purchased, entered into, sold, closed, and/or exchanged for the Portfolio; (b) when these transactions should be executed, and (c) what portion of the assets of the Portfolio should be held in various securities and other investments in which the Fund is permitted to invest. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with the Adviser or the Trust, to buy, sell, and otherwise trade in any of the types of securities and investment instruments permitted by the Fund’s Registration Statement.

The Sub-Adviser will provide the services under this Agreement in accordance with the Trust’s Declaration of Trust, By-Laws, and the Fund’s investment objective(s), policies and procedures and restrictions as stated in the Trust’s Registration Statement for the Fund as filed with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (“1933 Act”), and the 1940 Act, as from time to time amended (“Registration Statement”). The Adviser shall promptly provide the Sub-Adviser with copies of any amendment to the Registration Statement prior to the commencement of this Agreement and shall provide the Sub-Adviser with any other amendment to the Registration Statement promptly following its filing with the SEC as well as any sticker supplements to the Fund’s prospectus or statement of additional information relevant to the Sub-Adviser or its management of the Fund. Sub-Adviser’s services under this Agreement also will be provided in accordance with any investment parameters for the Fund (including portfolio risk limits) that are mutually agreed to in writing by the Adviser and the Sub-Adviser.

The Sub-Adviser further agrees as follows:

a.	The Sub-Adviser shall perform its duties hereunder in accordance with (i) the 1940 Act and all rules and regulations thereunder, (ii) all other applicable federal and state laws and regulations, (iii) any procedures adopted by the Board and deemed applicable by the Adviser to the Fund (provided that the Sub-Adviser has been or will be provided by the Adviser with a copy of any current or future procedures and has been provided with a reasonable period of time to understand and adapt to such procedures) (“Fund Procedures”), (iv) the provisions of the Fund’s Registration Statement (as described above), and (v) the Sub-Adviser’s operating policies and procedures provided to the Adviser. The Sub-Adviser shall exercise reasonable care in the performance of its duties under the Agreement. With respect to (iii) above, by executing this Agreement, the Sub-Adviser acknowledges that it has received from the Adviser written copies of the current Fund Procedures and has had a reasonable period of time to understand and adapt to such Procedures.

b.	The Sub-Adviser will manage the Portfolio so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (“Code”). The Sub-Adviser shall not be responsible for compliance with Section 851 of the Code with respect to any portions of the Fund that are not part of the Portfolio.

c.	The Sub-Adviser shall exercise voting authority with respect to proxies that the Fund is entitled to vote with regard to securities in the Portfolio, provided that such authority may be revoked in whole or in part by the Adviser at any time upon notice to the Sub-Adviser and provided further that the exercise of such authority shall be in accordance with the relevant Fund Procedures. As provided in the Fund Procedures, the Sub-Adviser shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures of the Sub-Adviser as are approved by the Adviser and the Board. The Sub-Adviser shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time. The Sub-Adviser shall provide the proxy voting history for the Portfolio to the Fund’s administrator or any third party agent designated by the administrator (currently Broadridge) in a timely manner for inclusion in the Fund’s requisite Form N-PX.

d.	The Sub-Adviser will assist the Custodian and the Adviser in determining or confirming, consistent with the relevant Fund Procedures and as stated in the Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Custodian or the Adviser seeks assistance from, or identifies for review by, the Sub-Adviser and otherwise perform such duties as sub-adviser for the Portfolio as are specifically described in such Fund Procedures. The parties acknowledge that the Sub-Adviser is not a custodian of the Trust’s assets and will not take possession or custody of such assets.

e.	Following the end of each of the Fund’s fiscal quarters, the Sub-Adviser will assist the Fund’s administrator (currently Eaton Vance Management) in its preparation of any reports required by applicable rules and regulations, such as Form N-CSR, Form N-CEN and Form N-PORT, to be filed by the Fund as well as any discussion of the Portfolio’s performance required by applicable law. The Sub-Adviser will also provide periodic commentaries regarding the performance of the Portfolio as reasonably requested by the Adviser, which shall be subject to review and approval by the Adviser. The Sub-Adviser also will provide to the Trust any certifications relating to the content of any such report, discussion or commentary as required by relevant Fund Procedures or as is otherwise reasonably requested by the Trust.

f.	The Sub-Adviser will complete and deliver to the Adviser for each quarter by the 10th calendar day of the following quarter (i) a written compliance checklist in a form provided by the Adviser, (ii) a written investment oversight questionnaire in a form provided by the Adviser, (iii) a risk management and related analytic report in a format agreed to in advance by the Adviser and Sub-Adviser, and (iv) such other reports as may be reasonably requested by the Adviser.

g.	The Sub-Adviser will make available to the Trust and the Adviser, promptly upon request, any of the investment records and ledgers for the Portfolio maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the Custodian, portfolio accounting agent or other service providers for the Trust) as are necessary to assist the Trust and the Adviser in complying with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules under each, as well as other applicable securities laws. The Sub-Adviser will furnish to regulatory authorities, having the requisite authority over the Fund, any information or reports in connection with the Sub-Adviser’s services to the Fund and the Adviser that may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

h.	The Sub-Adviser will provide periodic reports to the Board (for consideration at meetings of the Board) on the investment program for the Portfolio and the investments in the Portfolio in a format agreed to in advance by the Adviser and Sub-Adviser and such other special reports as the Board or the Adviser may reasonably request, provided the format of such special reports is agreed to in advance by the Adviser and Sub-Adviser.

i.	The Sub-Adviser will maintain a fidelity bond, as well as insurance for its directors and officers and errors and omissions in an adequate amount based on the Sub-Adviser’s assets under management and the scope of its business.

j.	Nothing in this Sub-Advisory Agreement shall prevent the Sub-Adviser from acting as investment adviser for any other person, firm, corporation or other entity and shall not in any way restrict the Sub-Adviser or any of its stockholders, directors, officers or employees from buying, selling or trading any securities for its or their own account or for the account of others from whom it or they may be acting; provided that such activities are in compliance with U.S. federal securities laws and will not adversely affect the performance by any party of its duties under this Sub-Advisory Agreement.

3.       Broker-Dealer Selection and Portfolio Transaction Information. The Sub-Adviser is authorized to place all orders for the purchase or sale of portfolio securities and investment instruments permitted by the Fund’s Registration Statement for the Portfolio either directly with the issuer or with brokers or dealers selected by the Sub-Adviser. To that end, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the Trust’s custodian (“Custodian”) as to deliveries of securities and investment instruments and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of orders for the Portfolio, the Sub-Adviser shall follow the relevant Fund Procedures, including the Policies and Procedures Relating to Brokerage Allocation and Use of Fund Commissions. The Sub-Adviser will report on brokerage allocation to the Trust’s Board periodically indicating the broker-dealers to which such allocations have been made and the basis therefore.

The Sub-Adviser will arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the Custodian to perform its administrative and recordkeeping responsibilities with respect to the Trust.

4.       Disclosure about Sub-Adviser. The Sub-Adviser has received and reviewed the most current amendment to the Registration Statement for the Trust relating to the initial offering of Fund shares that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser and its investment process or personnel, and securities or other investments permitted for investment for the Portfolio, including the risks of such securities or other investments, such Registration Statement, as of the date hereof, contains no untrue statement of any material fact or omits to state a material fact that would be necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Adviser hereby acknowledges that it has received a copy of the Sub-Adviser’s Form ADV (as filed with the SEC) prior to entering into this Agreement.

5.       Duties of the Adviser. The Adviser undertakes to provide the Sub-Adviser with reasonable advance written notice of any action taken by the Adviser or the Trust’s Board of Trustees (“Board”) that is likely to have any impact on the Sub-Adviser or its ability to provide services under this Agreement including, without limitation, any change to (i) the Fund’s investment objective, strategies, policies, and restrictions, (ii) the Fund Procedures, or (iii) the Fund’s Registration Statement as it relates to the services provided by the Sub-Adviser to the Fund. The Adviser agrees that, provided it is within its ability, it will allow for a reasonable implementation period for any such action and Sub-Adviser agrees it will make a reasonable effort to implement any such action within such implementation period.

6.       Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its duties under this Agreement, including, but not limited to, rental and overhead expenses, expenses of the Sub-Adviser’s personnel, insurance of the Sub-Adviser and its personnel, research services (except as permitted under the Fund Procedures), and taxes of the Sub-Adviser. The Sub-Adviser will not be responsible for extraordinary expenses relating to inspections, investigations, inquiries and other actions by regulatory authorities except to the extent that such extraordinary expenses specifically relate to the Sub-Adviser’s services provided to the Portfolio or are the result of the actions or omissions of the Sub-Adviser or any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act is a Controlling Person the Sub-Adviser.

The Adviser and the Trust shall be responsible for all expenses of the Adviser’s and Fund’s operations, respectively, including, without limitation, those described in the Advisory Agreement.

7.       Compensation. For the services provided to the Fund, the Adviser will pay the Sub-Adviser an annual fee equal to the amount specified in Schedule A hereto payable monthly in arrears on the last business day of each month. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect. The Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser. The Trust shall have no liability for Sub-Adviser’s fee hereunder.

8.       Materials.

a.                    During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, statements of additional information, and sticker supplements relevant to the Sub-Adviser or its management of the Portfolio, as well as proxy statements and reports to shareholders prepared for distribution to shareholders of the Fund, which refer to the Sub-Adviser, prior to the use thereof, and neither the Adviser nor the Trust shall use any such materials if the Sub-Adviser reasonably objects in writing within 3 business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to reasonable objections with respect to the accuracy or completeness of the disclosure in such documents or reports.

b.                   It is understood that the name “Hexavest” or any derivative thereof or logos associated with that name are the valuable property of the Sub-Adviser and its affiliates and that the Fund or its affiliates have the right to use such name (or derivatives or logos) in offering materials of the Fund and for so long as the Sub-Adviser is a sub-adviser to Portfolio. Upon termination of this Agreement the Fund shall as soon as is reasonably possible cease to use such name (or derivatives or logos).

c.                    It is understood that the name “Eaton Vance Management” or any derivative thereof or logos associated with that name are the valuable property of the Adviser and its affiliates and that the Sub-Adviser has the right to use such name (or derivatives or logos) in client lists. Any other use shall require approval in advance from the Adviser. Upon termination of this Agreement the Sub-Adviser shall as soon as is reasonably possible cease to use such name (or derivatives or logos).

9.       Compliance.

a.                    As required by Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted written policies and procedures reasonably designed to prevent violation by it, or any of its supervised persons, of the Advisers Act and the rules under the Advisers Act and all other laws and regulations relevant to the performance of its duties under this Agreement (“Sub-Adviser Procedures”). The Sub-Adviser has designated a chief compliance officer (“CCO”) responsible for administering the Sub-Adviser Procedures. The CCO shall provide to the Adviser and/or the Trust and their respective CCOs written compliance reports relating to the operations and compliance procedures of the Sub-Adviser as may be required by law or regulation or as are otherwise reasonably requested. The Sub-Adviser agrees to implement other or additional compliance techniques as the Adviser or the Board may reasonably request, including written compliance procedures, provided that doing so would not cause the Sub-Adviser to incur additional significant fees or expenses or otherwise conflict with the Sub-Adviser’s compliance program.

b.                   The Sub-Adviser agrees that, if legally permitted, it shall promptly notify (orally or in writing), the Adviser and the Trust if the SEC has: commenced an examination of the Sub-Adviser, censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; commenced proceedings or an investigation (formally or informally) that may result in any of these actions; or corresponded with the Sub-Adviser including sending a deficiency letter or raising issues about the business, operations, or practices of the Sub-Adviser, which may have a material impact on the Sub-Adviser’s ability to manage the Portfolio. The Sub-Adviser further agrees to promptly notify the Adviser and the Trust upon detection of any breach of any of the Fund Procedures or material violation of any applicable law or regulation, including the 1940 Act and Subchapter M of the Code, relating to the Portfolio, or upon detection of any violation of the Sub-Adviser Procedures that relate to the Portfolio or Sub-Adviser’s activities as an investment sub-adviser generally. The Sub-Adviser further agrees to promptly notify the Adviser and the Trust of any material fact known to the Sub-Adviser relating to the Sub-Adviser that is not contained in the Fund’s Registration Statement, prospectus or statement of additional information, or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

c.                    The Adviser agrees that it shall promptly notify, if legally permitted, the Sub-Adviser (1) in the event that the SEC has censured the Adviser or the Trust with respect to the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Trust has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) of any regulatory matter involving the Fund’s investments or investment practices.

d.                   The Sub-Adviser will provide the Adviser with such reports, presentations, certifications and other information as the Adviser may reasonably request from time to time concerning the business and operations of the Sub-Adviser in performing services hereunder or generally concerning the Sub-Adviser’s investment advisory services, the Sub-Adviser’s compliance with applicable federal, state and local law and regulations, and other matters that are likely to have a material impact on the Sub-Adviser’s duties hereunder.

10.       Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Adviser’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

11.       Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement, the Fund or the Trust. Subject to the foregoing, each party shall treat as confidential all information pertaining to the Sub-Adviser, Adviser, the Fund or its shareholders or the Trust (as applicable), their actions with respect to the Fund and the Trust, and the business, operations and clients of the Adviser and the Sub-Adviser, except that the aforesaid information need not be treated as confidential if (a) required to be disclosed under applicable law, (b) generally available to the public through means other than by disclosure by the parties, or (c) available from a source other than the Adviser, Sub-Adviser or the Trust. Sub-Adviser acknowledges that the Adviser will have continuous access to the Portfolio’s holdings and information relating to Portfolio management that is in the possession of the Fund’s custodian.

Neither the Adviser nor Sub-Adviser shall disclose or disseminate non-public information regarding the Portfolio, including a list of portfolio securities identified as being held by the Portfolio, which it receives or has access to in the course of performing its duties under this Agreement except as may be permitted by relevant Fund Procedures. Neither party shall use its knowledge of non-public information regarding the Portfolio as a basis to place or recommend any securities transactions for its own benefit, or the benefit of one or more of its clients, to the detriment of the Fund. To the extent that either Party has delegated any duties or services to an affiliate or a third-party, it shall ensure that any such affiliate or third-party abides by the confidentiality provision of this Section 11. Each Party shall ensure that any such affiliate or third-party shall enter into a written confidentiality agreement providing for the non-disclosure of such non-public information. Notice of such agreement shall be provided to the Trust.

12.       Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

13.       Liability.

a.                    Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Adviser agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls or is a controlling person (“Controlling Person”) of the Sub-Adviser shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or any breach by the Sub-Adviser of its obligations or duties under this Agreement.

b.                   The Sub-Adviser agrees that neither the Trust nor the Fund shall bear any responsibility or shall be subject to any liability for any damages, expenses, or losses of Sub-Adviser connected with or arising out of its services under this Agreement, except to the extent that such damages, expense or loss (i) was as a result of actions taken or failed to be taken, or instructions specifically given to the Sub-Adviser, by the Trust or the Adviser, (ii) was as a result of the willful misfeasance, bad faith, or gross negligence of the Adviser or any breach or reckless disregard of the Adviser’s obligations and duties to the Fund and its shareholders under the federal securities laws or the Code, and (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, prospectus or statement of additional information, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by the Sub-Adviser to the Adviser.

14.       Indemnification.

a.                    The Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act is a Controlling Person of the Sub-Adviser (the Sub-Adviser and all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities as Adviser to the Fund which (i) may be based upon the Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Adviser’s reckless disregard of its obligations and duties to the Fund and its shareholders under the federal securities laws or the Code, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, prospectus or statements of additional information, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by a Sub-Adviser Indemnified Person to the Adviser or the Trust or to any affiliated person of the Adviser; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations or duties under this Agreement.

b.                   Notwithstanding Section 13 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and any Controlling Person of the Adviser (the Adviser and all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Portfolio which (i) may be based upon the Sub-Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Sub-Adviser’s reckless disregard of its obligations or duties under this Agreement, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, prospectus or statement of additional information, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by an Adviser Indemnified Person to the Adviser or the Trust or to any affiliated person of the Adviser; provided however, that in no case shall the indemnity in favor of the Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations or duties under this Agreement.

c.                    The Adviser shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be reasonably satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

d.                   The Sub-Adviser shall not be liable under Paragraph (b) of this Section 14 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be reasonably satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Adviser Indemnified Person.

15.       Duration and Termination.

a.                    This Agreement shall become effective on the date first stated above, subject to the condition that the Trust’s Board, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Sub-Adviser, shall have approved this Agreement in the manner required by the 1940 Act. Unless terminated as provided herein, this Agreement shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and affect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually by (a) the Board, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, and (b) the vote of a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast at a meeting called for the purpose of voting on such approval.

b.                   Notwithstanding the foregoing, this Agreement may be terminated: (a) by the Adviser at any time without payment of any penalty, upon 60 days’ prior written notice to the Sub-Adviser and the Trust; provided, however, that the Adviser may terminate this Agreement immediately without penalty in the event Sub-Adviser is unable to adopt compliance techniques, in accordance with the terms of Section 9. a. of this Agreement; (b) at any time without payment of any penalty by the Trust, by the Trust’s Board or a majority of the outstanding voting securities of the Trust, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser, or (c) by the Sub-Adviser upon 60 days prior written notice, provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust.

c.                    In the event of termination for any reason, all records of the Trust shall promptly be returned to the Adviser or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 11, 13, 14, 15(c) and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 15 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect as provided in Section 7.

16.       Notices. Any notice must be in writing and shall be sufficiently given (a) when delivered in person, (b) when dispatched by electronic mail or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (c) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (d) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

Eaton Vance Growth Trust

Two International Place

Boston, MA 02110

Attn: Chief Legal Officer

If to the Adviser:

Eaton Vance Management

Two International Place

Boston, MA 02110

Attn: Chief Legal Officer

If to the Sub-Adviser:

Hexavest Inc.

1250, boul. Rene-Levesque

Bureau 4200

Montreal, Quebec H3B 4W8

Attention: Vice President, Legal Affairs

Fax:

17.       Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved as required by applicable law. The Sub-Adviser shall furnish to the Board such information as may be reasonably necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 15 or this Section 17 of this Agreement.

18.       Interpretation of Certain Terms. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is amended hereafter, or is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such amendment, order, rule, regulation, interpretative release, or guidance.

19.       Miscellaneous.

a.                    This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

b.                   The Adviser and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Adviser acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Advisory Agreement.

c.                    The Sub-Adviser expressly acknowledges the provision in the Declaration of Trust of the Adviser limiting the personal liability of the trustees and officers of the Adviser, and the Sub-Adviser hereby agrees that it shall have recourse to the Adviser for payment of claims or obligations as between the Adviser and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from the trustees or any officer of the Adviser.

d.                   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

e.                    To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party.

f.                    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

g.                               Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Adviser, or constituting the Adviser as an agent or co-partner of the Sub-Adviser.

h.                               This Agreement may be executed in counterparts.

[Signature page follows.]

       IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

EATON VANCE MANAGEMENT

By:

Name:

Title:

HEXAVEST INC.

By:

Name:

Title:

SCHEDULE A

Annual Investment Sub-Advisory Fee

Average Daily Net Assets for the Month	Annual Fee Rate
Up to $500 million	0.4000%
$500 million but less than $1 billion	0.3875%
$1 billion but less than $2.5 billion	0.3750%
$2.5 billion but less than $5 billion	0.3650%
$5 billion and over	0.3575%

The Fund’s daily net assets shall be computed in accordance with the Declaration of Trust of the Trust and any applicable procedures, votes and determinations of the Board of the Trust.

The Adviser may determine to limit the total annual operating expenses of the Fund. The amount of any such subsidy will be borne equally by the Adviser and the Sub-Adviser. In such circumstances, the Adviser will (i) waive the investment advisory fee and (ii) assume the Fund’s expenses to the extent necessary to meet the limitation. During the period in which the Adviser is waiving the advisory fee, the Sub-Adviser will waive its sub-advisory fee. In addition, the Sub-Adviser will continue to waive payment of the sub-advisory fee until such time as the subsidy is terminated and the waived amount equals one-half of the total amount of the expenses assumed by the Adviser (“Sub-Adviser Subsidy Reimbursement”). The Adviser periodically will report to the Sub-Adviser information concerning the Fund expenses that it has assumed. In the event this Agreement is terminated, Sub-Adviser agrees to pay to Adviser any amount of the Sub-Adviser Subsidy Reimbursement that remains unpaid on the termination date.

Appendix R

This Fund does not currently have a fund-level advisory agreement. The Board is seeking shareholder approval of a new advisory agreement for this Fund, as described in the proxy statement.

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

RELATING TO

EATON VANCE RICHARD BERNSTEIN [NAME] FUND

THIS AGREEMENT (this “Agreement”) is effective as of the [x] day of [MONTH], 2021 between Eaton Vance Management, a Massachusetts business trust (the “Adviser”), and Richard Bernstein Advisors LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, Eaton Vance Richard Bernstein [NAME] Fund (the “Fund”), a series of Eaton Vance Growth Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, pursuant to an Investment Advisory and Administrative Agreement dated [x] [MONTH], 2021 (the “Advisory Agreement”), a copy of which has been provided to the Sub-Adviser the Trust has retained the Adviser to render advisory and management services to the Fund; and

WHEREAS, pursuant to authority granted to the Adviser in the Advisory Agreement, the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Adviser.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

1. Appointment. The Adviser hereby appoints the Sub-Adviser to act as the investment adviser for and to manage the investment and reinvestment of that portion of the Fund’s assets that shall be allocated to the Sub-Adviser, subject to the supervision of the Adviser, for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services set forth herein for the compensation herein provided. Subject to the requirements of the 1940 Act, the Adviser has the authority in its discretion to alter the allocation of the Fund’s assets among the Sub-Adviser, the Adviser and any other appointed sub-adviser. The Adviser undertakes to provide the Sub-Adviser with reasonable advance written notice of any action (including, without limitation, actions with respect to the policies and procedures and/or to the Registration Statement (as defined below) by the Trust’s Board of Trustees (the “Board”)) relating to the Fund which action is likely to have any impact on the Sub-Adviser’s ability to provide services under this Agreement. The Adviser agrees that, provided it is within its ability, it will allow for a reasonable implementation period for any such action and Sub-Adviser agrees it will make a reasonable effort to implement any such action within such implementation period.

2. Sub-Adviser Duties. Subject to the supervision of the Board and the Adviser, the Sub-Adviser will provide a continuous investment program for the Fund’s portfolio and determine in its discretion the composition of the assets of the Fund’s portfolio, including with respect to the purchase, retention, and sale of the securities, cash, and other investments in the portfolio. The Sub-Adviser will provide investment research and conduct an ongoing program of evaluation, investment, sales and reinvestment of the Fund’s assets and determine the securities and other investments that shall be purchased, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in such securities and investments. Subject to all other terms of this Agreement, including, without limitation, Section 2(a), the Sub-Adviser will provide the services under this Agreement in accordance with the Fund’s investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement as it relates to the Fund filed with the U.S. Securities and Exchange Commission (the “SEC”), as amended (the “Registration Statement”), copies of which shall be sent to the Sub-Adviser by the Adviser prior to the commencement of this Agreement and promptly following any such amendment, as well as with investment parameters for the Fund (including portfolio risk limits) to be agreed upon in writing from time to time by the Adviser and the Sub-Adviser. The Sub-Adviser further agrees (in all cases subject to the other terms of this Agreement, including, without limitation Section 1) as follows:

a. The Sub-Adviser will abide by: (i) the 1940 Act and all rules and regulations thereunder, and all other applicable federal and state laws and regulations; (ii) any applicable procedures adopted by the Board; (iii) the provisions of the Registration Statement applicable to the Fund; and (iv) with the Sub-Adviser’s compliance policies and procedures as are approved by the Adviser.

b. The Sub-Adviser will manage the Fund so that it meets the income and asset diversification requirements of Section 851 of the U.S Internal Revenue Code of 1986, as amended (the “Code”).

c. The Sub-Adviser shall exercise voting authority with respect to proxies that the Fund is entitled to vote with regard to securities in the Fund’s portfolio, provided that such authority may be revoked in whole or in part by the Adviser at any time upon written notice to the Sub-Adviser and provided further that the proxies that have been voted by the Sub-Adviser for the Fund shall be subject to review by the Adviser and the Board upon request. The Sub-Adviser shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures of the Sub-Adviser as are approved by the Adviser and the Board. The Sub-Adviser shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time. The Sub-Adviser shall provide the proxy voting history for the Fund to the Adviser, or any third party agent designated by the Adviser (currently Broadridge), in a timely manner for inclusion in the Fund’s requisite Form N-PX.

d. In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will arrange for the transmission to the custodian for the Trust (the “Custodian”) on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its administrative and recordkeeping responsibilities with respect to the Trust.

e. The Sub-Adviser will assist the Custodian in determining or confirming, consistent with the procedures and policies stated in the Registration Statement or adopted by the Board, the value of any portfolio securities or other assets of the Fund for which the Custodian seeks assistance from or identifies for review by the Sub-Adviser, and will otherwise perform the activities of a Fund sub-adviser as described in the Fund’s valuation procedures. The parties acknowledge that the Sub-Adviser is not a custodian of the Trust’s assets and will not take possession or custody of such assets.

f. Following the end of each of the Fund’s fiscal periods, the Sub-Adviser will assist the Adviser in preparing any reports required by applicable rules and regulations, such as Form N-CSR, Form N-CEN and Form N-PORT, as well as the letter to shareholders containing a discussion of those factors referred to in Item 27 of Form N-1A. The Sub-Adviser will also provide periodic commentaries regarding the Fund as reasonably requested by the Adviser (to be subject to review and editing by the Adviser and further subject to the terms of Section 7 hereof). The Sub-Adviser also will provide to the Trust any certifications relating to the content of any such report, letter or commentary as is reasonably requested by the Trust, a current form of which has been provided to the Sub-Adviser.

g. The Sub-Adviser will complete and deliver to the Adviser for each quarter by the 5th business day of the following quarter a written compliance checklist in a form provided by the Adviser, risk management and related analytic reports and such other reports as mutually agreed upon by the Adviser and the Sub-Adviser. For purposes of this Agreement, “business day” means any day other than (a) Saturday and Sunday, and (b) any other day on which the New York Stock Exchange is closed.

h. The Sub-Adviser will make available to the Trust and the Adviser, promptly upon request, any of the Fund’s investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the Custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the rules under each, as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Fund which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

i. The Sub-Adviser will provide for consideration at meetings of the Board on the investment program for the Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Board or the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request.

j. The Sub-Adviser will maintain insurance for its directors and officer and errors and omissions insurance in an adequate amount. The Sub-Adviser will not be responsible for filing claims in class action settlements related to securities currently or previously held by that portion of the Fund allocated to it by the Adviser, but agrees to deliver to the Custodian any notices it received relating to such claims.

k. The Sub-Adviser shall conduct its business at all times consistent with its status as a fiduciary to the Fund and its shareholders.

3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for the Fund’s portfolio, and to select broker-dealers and to negotiate brokerage commission rates in effecting investment transactions, provided the Sub-Adviser shall adhere to the Fund’s procedures relating to brokerage allocation. The Sub-Adviser will report on brokerage allocation to the Adviser and the Board indicating the broker-dealers to which such allocations have been made and the basis therefore as the Adviser or the Board reasonably requests.

4. Disclosure about the Sub-Adviser. The Sub-Adviser has reviewed the amendment to the Registration Statement for the Trust relating to the initial offering of the Fund that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or its investment process or information relating directly to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Adviser hereby acknowledges that it has received a copy of the Sub-Adviser’s Form ADV, Part 2 at least 48 hours prior to entering into this Agreement.

5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its duties under this Agreement, including, but not limited to, rental and overhead expenses, expenses of the Sub-Adviser’s personnel, insurance of the Sub-Adviser and its personnel, research services (except as may be permitted under the Fund’s policies and procedures) and taxes of the Sub-Adviser. The Adviser or the Trust shall be responsible for all the expenses of the Fund’s or the Adviser’s operations, including, without limitation, costs of marketing or distributing shares of the Fund, brokerage expenses and commissions (which includes mark-ups and mark-downs), custody and banking expenses, administration expenses, legal, audit and other professional expenses, governmental filing fees, and costs of communications with shareholders.

6. Compensation. For the services provided to the Fund, the Adviser will pay the Sub-Adviser an annual fee equal to the amount specified in Schedule A hereto, payable monthly in arrears on the last business day of each month. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. The Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser. The Trust shall have no liability for the Sub-Adviser’s fee hereunder.

7. Materials. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all disclosure relating to the Sub-Adviser, its services and clients, and the Fund’s investment policies and strategies to be contained in materials prepared by the Adviser or its affiliates (including prospectuses, proxy statements, reports to shareholders, sales literature, or other materials prepared for distribution to financial intermediaries, shareholders of the Fund or the public) prior to the first use thereof, and the Adviser shall not use any such disclosure if the Sub-Adviser reasonably objects in writing within 2 business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such disclosure is limited to reasonable objections only on the grounds of the accuracy or completeness of the aforesaid disclosure.

8. Compliance.

a. As required by Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted written policies and procedures reasonably designed to prevent violation by it, or any of its supervised persons, of the Advisers Act and the rules under the Advisers Act and all other laws and regulations relevant to the performance of its duties under this Agreement. The Sub-Adviser has designated a chief compliance officer responsible for administering these compliance policies and procedures. The chief compliance officer at the Sub-Adviser’s expense shall provide such written compliance reports relating to the operations and compliance procedures of the Sub-Adviser to the Adviser and/or the Trust and their respective chief compliance officers as may be required by law or regulation or as are otherwise reasonably requested. Moreover, the Sub-Adviser agrees to use such additional compliance techniques as the Adviser or the Board may reasonably adopt or approve, including additional written compliance procedures. In addition, the Sub-Adviser shall retain at its own expense the services of the Custodian or any other third party as requested by the Board to monitor the compliance of the Fund’s portfolio with the investment objective, policies and restrictions set forth in the Registration Statement.

b. The Sub-Adviser agrees that it shall promptly notify, if legally permitted, the Adviser and the Trust (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation (formal or informal) that is likely to reasonably result in any of these actions; or corresponded with the Sub-Adviser, including sending a deficiency letter or raising issues about the business, operations, or practices of the Sub-Adviser; (2) in the event of any notice of an investigation, examination, inquiry audit or subpoena of the Sub-Adviser or any of its officers or employees by any federal, state or other governmental agency or body, (3) upon having a reasonable basis for believing that the Fund has ceased to qualify or is likely not to qualify as a regulated investment company under Subchapter M of the Code, (4) upon detection of any breach of any of the Fund’s policies, guidelines or procedures and of any violation of any applicable law or regulation, including the 1940 Act and Subchapter M of the Code, relating to that portion of the Fund’s assets allocated to the Sub-Adviser, or (5) upon detection of any material violations of the Sub-Adviser’s compliance policies and procedures that relate to the Fund or the Sub-Adviser’s activities generally, such as when the violation could be considered material to the Sub-Adviser’s advisory clients. If legally permitted, the Sub-Adviser will furnish to the Adviser upon request copies of any and all documents relating to the foregoing. The Sub-Adviser further agrees to promptly notify the Adviser and the Trust of any fact material to the Trust, the Adviser, the Board or shareholders of the Fund known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto received by the Sub-Adviser, or if any statement contained therein relating to the Sub-Adviser becomes untrue in any material respect.

c. The Adviser agrees that it shall promptly notify, if legally permitted, the Sub-Adviser (1) in the event that the SEC has censured the Adviser or the Trust with respect to the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or a formal investigation that is reasonably likely to result in any of these actions, (2) in the event of any notice of a formal investigation of the Adviser or any of its officers by any federal or state agency, provided that such investigation directly relates to the services provided by the Adviser under the Advisory Agreement; (3) upon having a reasonable basis for believing that the Fund has ceased to qualify or is likely not to qualify as a regulated investment company under Subchapter M of the Code; or (4) upon detection of any material breach of any of the Fund’s policies, guidelines or procedures and of any violation of any applicable law or regulation, including the1940 Act and Subchapter M of the Code.

d. The Sub-Adviser will provide the Adviser with such reports, presentations, certifications and other information as the Adviser may reasonably request from time to time, in a format mutually agreed upon, concerning the business and operations of the Sub-Adviser in performing services hereunder or generally concerning the Sub-Adviser’s investment advisory services, the Sub-Adviser’s compliance with applicable federal, state and local law and regulations, and changes in the Sub-Adviser’s key personnel, investment strategies, policies and procedures, and other matters that are likely to have a material impact on the Sub-Adviser’s duties hereunder.

9. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Adviser’s reasonable request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

10. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement, the Fund or the Trust. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund, the Trust, the Adviser and their respective actions, and shall use such information only in connection with the services performed under this Agreement. The Adviser shall treat as confidential all information provided by the Sub-Adviser that is identified by the Sub-Adviser as confidential. Notwithstanding the foregoing, information subject to this Section 10 need not be treated by the receiving party as confidential (i) if the receiving party is required to disclose such information under applicable law, (ii) if such information is generally available to the public through means other than by disclosure by the receiving party, or (iii) if available from a source other than the receiving party provided that such source is not known (or should have been known) to the receiving party to be bound by confidentiality obligations pertaining to such information. The Sub-Adviser acknowledges that the Adviser will have continuous access through the Custodian to any information related to the Fund’s portfolio.

Notwithstanding anything to the contrary herein or to any policies and procedures, the Sub-Adviser may not disclose Fund portfolio holdings information, except in accordance with the Fund’s Policies and Procedures on Disclosure of Portfolio Holdings (the “Disclosure Policy”). To the extent the Sub-Adviser has delegated any duties or services to an affiliate or a third–party, the Sub-Adviser shall require that any such affiliate or third-party agree in writing to maintain the confidentiality of Fund portfolio holdings information as and to the extent required by the Disclosure Policy. For purposes of the Disclosure Policy, information provided to a broker-dealer relating to orders or potential orders for the purchase or sale of Fund holdings will not be deemed to be portfolio holdings information, provided that the Sub-Adviser determines that the disclosure does not provide the recipient with an advantage over Fund shareholders.

11. Liability.

a. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Adviser agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (“the 1933 Act”) controls the Sub-Adviser (each a “Sub- Adviser Controlling Person,” and collectively, “Sub-Adviser Controlling Persons”) shall not be liable for, or subject to any losses, claims, damages, expenses, liabilities or litigation in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence, in each such case, in the performance of the Sub-Adviser’s duties, or any material breach by the Sub-Adviser of its obligations or duties under this Agreement (the “Sub-Adviser Standard of Care”). In no case shall the Sub-Adviser, its affiliated persons or any of the Sub-Adviser Controlling Persons be liable for actions taken or non-actions with respect to the performance of services under this Agreement if the Sub-Adviser is instructed in writing by the Adviser or the Trust to take such action or non-action. The Adviser understands and acknowledges that the Sub-Adviser does not warrant that the portion of the assets of the Fund managed by the Sub-Adviser will achieve any particular rate of return or that its performance will match any benchmark index or other standard or objective. In no case shall the Sub-Adviser, its affiliated persons or any of the Sub-Adviser Controlling Persons be liable for any portion of the assets of the Fund not managed by the Sub-Adviser (if any).

b. The Sub-Adviser agrees that neither the Trust nor the Fund shall bear any responsibility or shall be subject to any liability for any losses, claims, damages, expenses, liabilities or litigation of the Sub-Adviser connected with or arising out of its services under this Agreement.

12. Indemnification.

a. The Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and Sub-Adviser Controlling Persons (the Sub-Adviser and all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, expenses, liabilities, or litigation (including reasonable legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities to the Sub-Adviser which (1) may be based upon the Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or any material breach by the Adviser of its obligations or duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the Trust, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading unless such statement or omission was made in reliance on disclosure reviewed by the Sub-Adviser in accordance with Section 7 of this Agreement; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or any material breach of its obligations or duties under this Agreement.

b. Notwithstanding Section 11 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Adviser (the Adviser and all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, expenses, liabilities, or litigation (including reasonable legal and other expenses) to which (1) an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-

Adviser’s responsibilities as sub-adviser of the Trust which may be based upon the Sub-Adviser’s breach of the Sub-Adviser Standard of Care; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the Trust, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement was made in reliance upon disclosure reviewed by the Sub-Adviser in accordance with Section 7 of this Agreement or was omitted from a disclosure reviewed by the Sub-Adviser in accordance with such Section 7; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its material breach of its obligations or duties under this Agreement.

c. The Adviser shall not be liable under Paragraph (a) of this Section 12 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be reasonably satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

d. The Sub-Adviser shall not be liable under Paragraph (b) of this Section 12 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be reasonably satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Adviser Indemnified Person.

13. Duration and Termination.

a. This Agreement shall become effective subject to the condition that the Board, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Sub-Adviser, shall have approved this Agreement in the manner required by the 1940 Act. Unless terminated as provided herein, this Agreement shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and affect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually by (a) the Board, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, and (b) the vote of a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast at a meeting called for the purpose of voting on such approval.

b. Notwithstanding the foregoing, this Agreement may be terminated: (a) by the Adviser at any time without payment of any penalty, upon 60 days’ prior written notice to the Sub-Adviser and the Trust; (b) at any time without payment of any penalty by the Trust, by the Board or a majority of the outstanding voting securities of the Trust, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser, (c) at any time without payment of any penalty by the Sub-Adviser upon 60 days’ prior written notice by the Sub-Adviser to the Adviser and the Trust, (d) by the Sub-Adviser upon not less than 20 business days’ prior written notice to the Adviser if the Sub-Adviser is unable to implement any action by the Board that impacts the Sub-Adviser’s ability to provide the services under this Agreement as described in Section 1 hereof, provided such notice is given to the Adviser within 5 business days of the Sub-Adviser’s receipt of notice of the Board taking such action; (e) immediately in the event the Sub-Adviser or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or (f) in the event the Advisory Agreement is terminated.

c. In the event of termination for any reason, all records of the Trust shall promptly be returned to the Adviser or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (within the meaning of such term in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 11, and 12 of this Agreement shall remain in effect, as well as any applicable provision of this Section 13 and, to the extent that only amounts are owed to the Sub-Adviser or owed to the Adviser for subsidy reimbursement as compensation for services rendered while the agreement was in effect as provided in Section 6.

14.        Exclusivity. The Sub-Adviser agrees that, for so long as it serves as the investment adviser or sub-adviser to the Fund or any successor entity, it will not accept an offer to serve as investment adviser or sub-adviser to any Competing Product (as defined below) without the prior written approval of the Adviser. The Adviser shall respond to a written request of the Sub-Adviser to advise or sub-advise a Competing Product within 30 days of receiving such request. A "Competing Product" means another unlisted, long-only (or substantially long-only), open-end, SEC-registered investment company or an actively-managed exchange-traded-fund (“ETF”, but excluding an ETF-of-ETFs), in each case utilizing a macroeconomic investment strategy and distributed in the United States. If and to the extent the restriction herein set forth is unenforceable, then such restriction shall (without any further action by the Adviser or Sub-Adviser) be deemed to have been replaced with an enforceable restriction reflecting as closely as possible the parties’ intent as expressed herein.

15. Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by electronic mail or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

Eaton Vance Growth Trust

Two International Place

Boston, MA 02110

Attn: Chief Legal Officer

If to the Adviser:

Eaton Vance Management

Two International Place

Boston, MA 02110

Attn: Chief Legal Officer

If to the Sub-Adviser:

Richard Bernstein Advisors LLC

520 Madison Avenue

28th Floor

New York, NY 10022

Attn: David Bloom, Chief Operating Officer

And copy to:

Schulte Roth & Zabel LLP

919 Third Avenue

New York, NY 10022

Attn: Udi Grofman

16. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved as required by applicable law. The Sub-Adviser shall furnish to the Board such information as may be reasonably necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 13 or this Section 16.

17. Governing Law. Notwithstanding the place where this Agreement may be executed by either party, the parties expressly agree that all terms and provisions hereof shall be governed by, and construed in accordance with, the internal laws of the Commonwealth of Massachusetts applicable to contracts made between residents of Massachusetts, entered into and wholly performed, and to transactions wholly consummated, within Massachusetts. In the event of an action brought by the Adviser against the Sub-Adviser, the parties hereby submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York and any New York State court sitting in New York City (Borough of Manhattan) for purposes of any legal or equitable actions or proceedings arising out of or relating to this Agreement or the matters contemplated hereby. In the event of an action brought by the Sub-Adviser against the Adviser, the parties hereby submit to the exclusive jurisdiction of the United States District Court for the District of Massachusetts and any Massachusetts court sitting in the city of Boston for purposes of any legal or equitable actions or proceedings arising out of or relating to this Agreement or the matters contemplated hereby. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of venue in any such action or proceeding brought in such a court, and any claim that any such action or proceeding brought in such a court has been brought in an inconvenient forum.

18.       Interpretation of Certain Terms. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is amended hereafter, or is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such amendment, order, rule, regulation, interpretative release, or guidance.

19. Miscellaneous.

a.        The Sub-Adviser hereby grants to the Adviser during the term of this Agreement, a non-exclusive, non-assignable, non-sublicensable royalty-free right to use the Sub-Adviser's name and registered and unregistered trademarks, service marks and logos in the name of the Fund, on the Adviser's website(s) and in other materials solely for purposes of disclosing and promoting the relationship between the parties as described herein. In the event that this Agreement shall be terminated for any reason, and in the event a new or successor Agreement with the Sub-Adviser is not concluded, the Adviser understands that it must immediately take all steps necessary to amend materials (including the Adviser's website) produced by the Adviser or its affiliates to delete any reference in all materials to the Sub-Adviser and to delete the words “Richard Bernstein” from the name of the Fund, provided that references to the former name of the Fund shall be permitted to the extent necessary.

b.       The Adviser and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Adviser acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Advisory Agreement. Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Adviser, or constituting the Adviser as an agent or co-partner of the Sub-Adviser.

c.        The Sub-Adviser expressly acknowledges the provision in the Declaration of Trust of the Adviser limiting the personal liability of the trustees and officers of the Adviser, and the Sub-Adviser hereby agrees that it shall have recourse to the Adviser for payment of claims or obligations as between the Adviser and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from the trustees or any officer of the Adviser.

d.       The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

e.        To the extent permitted under Section 13 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party.

f.        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

g.       Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Adviser, or constituting the Adviser as an agent or co-partner of the Sub-Adviser.

h.       This Agreement may be executed in counterparts.

[Signature page follows.]

       IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

EATON VANCE MANAGEMENT

By:

Name:

Title:

RICHARD BERNSTEIN ADVISORS LLC

By:

Name: ______

Title:

SCHEDULE A

Annual Investment Sub-Advisory Fee

[INSERT ADVISORY FEE AND BREAKPOINT SCHEDULE]

The Fund’s daily net assets shall be computed in accordance with the Declaration of Trust of the Trust and any applicable procedures, votes and determinations of the Board of the Trust.

The Adviser may determine to limit the total annual operating expenses of the Fund. The amount of any such subsidy will be borne equally by the Adviser and the Sub-Adviser. In such circumstances, the Adviser will (i) waive the investment advisory fee and (ii) assume the Fund’s expenses to the extent necessary to meet the limitation. During the period in which the Adviser is waiving the advisory fee, the Sub-Adviser will waive its sub-advisory fee. In addition, the Sub-Adviser will continue to waive payment of the sub-advisory fee until such time as the subsidy is terminated and the waived amount equals one-half of the total amount of the expenses assumed by the Adviser (“Sub-Adviser Subsidy Reimbursement”). The Adviser periodically will report to the Sub-Adviser information concerning the Fund expenses that it has assumed. In the event this Agreement is terminated, Sub-Adviser agrees to pay to Adviser any amount of the Sub-Adviser Subsidy Reimbursement that remains unpaid on the termination date.

Appendix S

In addition to differences noted in this Appendix, if any, there may be minor, non-substantive variations among the agreements for certain Funds.

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

between

BOSTON MANAGEMENT AND RESEARCH

and

[SUB-ADVISER]

for

[PORTFOLIO NAME]

AGREEMENT made this as of [xx] day of [MONTH], [YEAR], between Boston Management and Research, a Massachusetts business trust (the “Adviser”), and [SUB-ADVISER NAME] (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with [PORTFOLIO NAME], a Massachusetts business trust (the “Trust”) (the “Trust”), relating to the provision of portfolio management services to the Trust; and

WHEREAS, the Advisory Agreement provides that the Adviser may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-investment advisers; and

WHEREAS, the Adviser and the Trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services to the Trust in the manner and on the terms set forth in this Investment Sub-Advisory Agreement (the “Agreement”);

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the Adviser and the Sub-Adviser agree as follows:

1.       Duties of the Sub-Adviser. The Adviser hereby employs the Sub-Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its investment affairs, subject to the supervision of the Adviser and the Trustees of the Trust, for the period and on the terms set forth in this Agreement. Subject to approval of the Trust’s Board and notice to the Sub-Adviser, the Adviser retains complete authority immediately to assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement.

(a)       The Sub-Adviser hereby accepts such employment and undertakes to afford to the Trust the advice and assistance of the Sub-Adviser’s organization in the choice of investments and in the purchase and sale of securities for the Fund and to furnish, for the use of the Trust, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its investment affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Sub-Adviser’s organization and all personnel of the Sub-Adviser performing services relating to research and investment activities. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

(b)       The Sub-Adviser shall provide the Trust with such investment management and supervision as the Adviser may, from time to time, consider necessary for the proper supervision of the Trust’s investments. The services to be provided by the Sub-Adviser hereunder will apply to the portion of the Trust’s assets that Adviser or the Trustees of the Trust shall from time to time designate, which may consist of all or a portion of the Trust’s assets. As investment sub-adviser to the Trust, the Sub-Adviser shall furnish continuously an investment program and shall determine, from time to time, what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Trust’s assets shall be held uninvested, subject always to the applicable restrictions of the Trust’s Declaration of Trust, By-Laws and registration statement under the Investment Company Act of 1940, as amended (the “1940 Act”). The Sub-Adviser is authorized, in its discretion and without prior consultation with the Adviser or the Trust, to buy, sell, and otherwise trade in any and all types of securities, commodities, derivatives, and investment instruments on behalf of the Trust. Should the Trustees of the Trust or the Adviser at any time, however, make any specific determination as to investment policy for the Trust and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Sub-Adviser shall take, on behalf of the Trust, all actions that it deems necessary or desirable to implement the investment policies of the Trust.

(c)       The Sub-Adviser shall place all orders for the purchase or sale of portfolio investments for the account of the Trust either directly with the issuer or with brokers, dealers, futures commission merchants, or other market participants selected by the Sub-Adviser, and, to that end, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of investments and payments of cash for the account of the Trust. In connection with the selection of such brokers, dealers, futures commission merchants, or other market participants and the placing of such orders, the Sub-Adviser shall use its best efforts to seek to execute security transactions at prices that are advantageous to the Trust and (when a disclosed commission is being charged) at commission rates that are reasonable in relation to the benefits received. Subject to the policies and procedures adopted by the Board of Trustees of the Trust, in selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Sub-Adviser and the Sub-Adviser is expressly authorized to cause the Trust to pay any broker or dealer who provides such brokerage and research services a commission for executing a security transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Trust and to other accounts over which they exercise investment discretion.

(d)       The Sub-Adviser shall furnish such reports, evaluations, information or analyses to the Trust and the Adviser as the Trust’s Board of Trustees or the Adviser may reasonably request from time to time, or as the Sub-Adviser may deem to be desirable.

(e)       The Sub-Adviser shall exercise reasonable care in the performance of its duties under the Agreement and will conduct its activities hereunder in compliance with the applicable requirements of the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws, any applicable procedures adopted by the Trust’s Board that have been provided to the Sub-Adviser, and the provisions of the Trust’s registration statement, each as may be amended. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services in respect to the Trust which may be requested by such authorities in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

[(f) The Sub-Adviser has reviewed the most recent amendment to the registration statement for the Trust that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating directly or indirectly to the Sub-Adviser, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended, and will maintain such registration so long as this Agreement remains in effect.]1

2.       Compensation of the Sub-Adviser. For the services, payments and facilities to be furnished hereunder by the Sub-Adviser, to the extent the Adviser receives at least such amount from the Trust pursuant to the Advisory Agreement, the Sub-Adviser shall be entitled to receive from the Adviser the compensation specified in Appendix A hereto. The Adviser is solely responsible for the payment of the compensation to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its compensation solely from the Adviser. The Trust shall have no liability for Sub-Adviser's compensation hereunder.

___________________

[1] Bracketed language is only included in the investment sub-advisory agreement between BMR and Parametric for Tax-Managed International Equity Portfolio and in the investment sub-advisory agreement between BMR and EVAIL for Global Income Builder Portfolio.

       3.       Allocation of Charges and Expenses. It is understood that the Trust will pay all expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Advisory Agreement, which expenses payable by the Trust shall include, without implied limitation, (i) expenses of maintaining the Trust and continuing its existence; (ii) registration of the Trust under the 1940 Act; (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments; (iv) auditing, accounting and legal expenses; (v) taxes and interest; (vi) governmental fees; (vii) expenses of issue, sale and redemption of interests; (viii) fees and expenses of registering, qualifying, and maintaining the Trust, and its interests under applicable federal and state securities laws and of preparing and filing registration statements, other offering statements or memoranda, and other reports, forms and documents required to be filed by the Trust with the Securities and Exchange Commission ( “SEC”) and any other applicable regulatory body, and for printing and distributing the same to Holders; (ix) expenses of reports and notices to Holders and of meetings of Holders and proxy solicitations therefor; (x) expenses of reports to governmental officers and commissions; (xi) insurance expenses; (xii) association membership dues; (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values, book capital account balances and tax capital account balances); (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, Holder servicing agents and registrars for all services to the Trust; (xv) expenses for servicing the account of Holders; (xvi) any direct charges to the Trust or Holders approved by the Trustees of the Trust; (xvii) compensation and expenses of Trustees of the Trust who are not members of the Adviser’s or the Sub-Adviser’s organizations; (xviii) all payments to be made and expenses to be assumed by the Trust in connection with the distribution of interests in the Trust; (xix) any pricing or valuation services employed by the Trust to value its investments including primary and comparative valuations services; (xx) any investment advisory, sub-investment advisory, or similar management fees payable by the Trust; (xxi) all expenses incurred in connection with the Trust’s use of a line of credit; and (xxii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees, officers, and Holders with respect thereto.

4.       Other Interests. It is understood that Trustees and officers, and Holders of the Trust are or may be or become interested in the Sub-Adviser as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of the Sub-Adviser are or may be or become similarly interested in the Trust, and that the Sub-Adviser may be or become interested in the Trust as a Holder or otherwise. It is also understood that trustees, officers, employees and shareholders of the Sub-Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) that the Sub-Adviser may organize, sponsor, or acquire, or with which it may merge or consolidate, and which may include the words “[SUB-ADVISER NAME]” or any combination thereof as part of their name, and that the Sub-Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

The services of the Sub-Adviser to the Adviser for the benefit of the Trust are not to be deemed to be exclusive and the Sub-Adviser is free to render services to others and engage in other business activities. It is understood that the Sub-Adviser and its affiliates perform investment services, including rendering investment advice, to varied clients. It is understood that the Sub-Adviser or any of its affiliates may give advice or take action for other accounts that may differ from, conflict with, or be adverse to advice given or taken for the Trust. It is understood that certain securities or instruments may be held in some accounts but not in others, or the accounts may have different levels of holdings in certain securities or instruments and the accounts may remit different levels of fees to the Sub-Adviser. In addition, it is understood that the Sub-Adviser or any of its affiliates may give advice or take action with respect to the investments of the Trust that may not be given or taken with respect to one or more accounts with similar investment programs, objectives, and strategies. The Trust acknowledges that the Sub-Adviser, its affiliates, and their respective officers, directors, and/or employees may from time to time have positions in or transact in securities and other investments recommended to clients, including the Trust. Such transactions may differ from or be inconsistent with the advice given, or the timing or nature of the Sub-Adviser’s action or actions with respect to the Trust. The Sub-Adviser may aggregate the Trust’s orders with orders of its proprietary accounts and/or orders of other clients.

5.       Limitation of Liability of the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser or the Trust or to any Holder of interests in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the acquisition, holding, or disposition of any security or other investment. [The Sub-Adviser agrees that neither the Trust nor any Trust shall bear any responsibility or shall be subject to any liability for any damages, expenses, or losses of Sub-Adviser connected with or arising out of its services under this Agreement.]2

6.       Duration and Termination of this Agreement. This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Sub-Adviser, the Adviser, or the Trust cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated as to the Trust without the payment of any penalty by (i) the Adviser, subject to the approval of the Trustees of the Trust; (ii) the vote of the Trustees of the Trust; (iii) the vote of a majority of the outstanding voting securities of the Trust at any annual or special meeting; or (iv) the Sub-Adviser, in each case on sixty (60) days’ written notice. This Agreement shall terminate automatically in the event of its assignment or in the event that the Advisory Agreement shall have terminated for any reason. In the event of termination for any reason, all records of the Trust shall promptly be returned to the Adviser or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.

7.       Amendments of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved in a manner consistent with the requirements of the 1940 Act.

8.       Limitation of Liability. A copy of the Declaration of Trust for each the Trust and the Adviser is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of each the Adviser and the Trust by an officer of each respective organization, in his or her capacity as an officer and not individually. The Sub-Adviser expressly acknowledges the provisions in the Declarations of Trust of the Trust and of the Adviser limiting the personal liability of Trustees, officers, and the Holders of the Trust and the Adviser, respectively, and the Sub-Adviser hereby agrees that it shall have recourse to the Trust or the Adviser, respectively, for payment of claims or obligations as between the Trust or the Adviser, respectively, and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from the Trustees or officers of the Trust or the Adviser or the Holders of the Trust or the Adviser.

9.       Third Party Beneficiaries. The Trust is a third party beneficiary to this Agreement. Aside from the Trust, nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto (including, but not limited to, Holders of the Trust) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

10. Books and Records. The Sub-Adviser hereby agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Adviser's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

11.       Certain Definitions. The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by any rule, regulation or order by the SEC. The term “vote of a majority of the outstanding voting securities” shall mean the vote, at a meeting of Holders, of the lesser of (a) 67 per centum or more of the shares of the Trust present or represented at the meeting if the Holders of more than 50 per centum all shares of the Trust are present or represented by proxy, or (b) more than 50 per centum of the outstanding shares of the Trust. Share(s) may also be referred to herein or in other documents relating to the Trust as an Interest or Interests. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such order, rule, regulation, interpretative release, or guidance.

___________________

2 Bracketed language is only included in the investment sub-advisory agreement between BMR and Parametric for Tax-Managed International Equity Portfolio and in the investment sub-advisory agreement between BMR and EVAIL for Global Income Builder Portfolio.

       12.       [Use of the Name “[Sub-Adviser Name].” The Sub-Adviser hereby consents to the use of the name “Atlanta Capital” as part of the Trust’s name; provided, however, that such consent shall be conditioned upon the employment of the Sub-Adviser or one of its affiliates as the investment Sub-Advisor of the Trust. The name “[Sub-Adviser Name]” or any variation thereof may be used, from time to time, in other connections and for other purposes by the Sub-Adviser and its affiliates and other investment companies that have obtained consent to the use of the name “[Sub-Adviser Name].” The Sub-Adviser shall have the right to require the Trust to cease using the name “[Sub-Adviser Name]” as part of the Trust’s name if the Adviser ceases, for any reason, to employ the Sub-Adviser or one of its affiliates as the Trust’s investment sub-adviser. Future names adopted by the Trust for itself, insofar as such names include identifying words requiring the consent of the Sub-Adviser, shall be the property of the Sub-Adviser and shall be subject to the same terms and conditions.]3

13.       Miscellaneous.

(a)       If any term or provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(b)       This Agreement shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.

(c)       This Agreement may be executed by the parties hereto in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature page follows.]

___________________

3 Bracketed language included only with respect to Atlanta Capital Focused Growth Fund, Atlanta Capital Select Equity Fund and Atlanta Capital SMID-Cap Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

BOSTON MANAGEMENT AND RESEARCH

By: ______________________________

Name: [NAME]

Title: Vice President and not individually

[SUB ADVISER SIGNATURE BLOCK]

By: _____________________________

Name:

Title:

Acknowledged and agreed to as of the day

and year first above written:

[TRUST NAME]

(on behalf of TRUST NAME)

By: _________________________________

Name: [NAME]

Title: President and not individually

APPENDIX A

Annual Investment Sub-Advisory Fee

For the services, payments and facilities furnished by the Sub-Adviser under this Agreement, the Sub-Adviser is entitled to receive from the Adviser the compensation set forth below:

[INSERT ADVISORY FEE SCHEDULE AND ASSETS ON WHICH FEE IS ASSESSED]

In case of initiation or termination of the Agreement during any month with respect to the Trust, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Agreement is in effect [and the fee shall be computed upon the basis of the average gross assets for the business days the Agreement is so in effect for that month.]

The Trust’s daily net assets shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust.

Such compensation shall be paid monthly in arrears. The Sub-Adviser may, from time to time, waive all or a part of the above compensation.

Appendix T

This Fund does not currently have a fund-level advisory agreement. The Board is seeking shareholder approval of a new advisory agreement for this Fund, as described in the proxy statement.

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

RELATING TO

GREATER INDIA PORTFOLIO

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”) effective [xx] [xx], 2021, is between Boston Management and Research, a Massachusetts business trust (“Adviser”), and Goldman Sachs Asset Management L.P., a limited partnership organized under the laws of Delaware (“Sub-Adviser”).

WHEREAS, Greater India Portfolio (the “Portfolio”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Portfolio is a master fund in a master feeder structure whereby, among other potential investors, one or more investment companies registered with the Securities and Exchange Commission (“SEC”) may invest its assets in the Portfolio (each a “Fund”); and

WHEREAS, pursuant to an Investment Advisory Agreement dated [xx] [xx], 2021 (“Advisory Agreement”), a copy of which has been provided to the Sub-Adviser, the Portfolio has retained the Adviser to render advisory and management services to the Portfolio (as described more fully below); and

WHEREAS, pursuant to authority granted to the Adviser in the Advisory Agreement, the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services to the Portfolio and the Adviser, and the Sub-Adviser is willing to furnish such services to the Portfolio and the Adviser.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

1.       Appointment. The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for and to manage the investment and reinvestment of the assets of the Portfolio, subject to the supervision of the Adviser and the Portfolio’s Board of Trustees (“Board”), for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth herein for the period and on the terms set forth in this Agreement.

Subject to the requirements of the 1940 Act, the Adviser has the authority in its discretion to alter the allocation of the Portfolio’s assets among the Sub-Adviser, the Adviser and any other appointed sub-adviser upon reasonable notice to the Sub-Adviser.

2.       Sub-Adviser Duties. Subject to the supervision of the Board and the Adviser, the Sub-Adviser will provide a continuous investment program for the Portfolio and determine, in its discretion, the composition of the assets of the Portfolio, including the determination of the purchase, retention, or sale of the securities, cash, and other investments for the Portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sale, and reinvestment of the Portfolio’s assets by determining (a) the securities and other investments that shall be purchased, entered into, sold, closed, and/or exchanged for the Portfolio; (b) when these transactions should be executed, and (c) what portion of the assets of the Portfolio should be held in various securities and other investments in which the Portfolio is permitted to invest. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with the Adviser or the Portfolio, to buy, sell, and otherwise trade in any of the types of securities and investment instruments permitted by the Portfolio’s Registration Statement. The Sub-Adviser may use the portfolio management, research and other resources of advisory affiliates through participating affiliate arrangements in rendering investment advisory services to the Portfolio. Under such circumstances, the Sub-Adviser shall be fully accountable to the Fund and/or the Adviser for the actions of such affiliates.

The Sub-Adviser will provide the services under this Agreement in accordance with the Portfolio’s Declaration of Trust, By-Laws, and investment objective(s), policies and procedures and restrictions as stated in the Portfolio’s Registration Statement as filed with the SEC under the 1940 Act, as from time to time amended (“Registration Statement”). The Adviser shall promptly provide the Sub-Adviser with copies of any amendment to the Registration Statement prior to the commencement of this Agreement and shall provide the Sub-Adviser with drafts of any other amendment to the Registration Statement as well as any sticker supplements to the Portfolio’s prospectus or statement of additional information relevant to the Sub-Adviser or its management of the Portfolio. The Sub-Adviser shall review and provide comments on such drafts on a timely basis. Sub-Adviser’s services under this Agreement also will be provided in accordance with any internal guidelines or investment parameters for the Portfolio (including portfolio risk limits) that are mutually agreed to in writing from time to time by the Adviser and the Sub-Adviser.

The Sub-Adviser further agrees as follows:

a.                    The Sub-Adviser shall perform its duties hereunder in accordance with (i) the 1940 Act and all rules and regulations thereunder, (ii) all other applicable federal and state laws and regulations, (iii) any procedures adopted by the Board and deemed applicable by the Adviser to the Portfolio (provided that the Sub-Adviser has been or will be provided by the Adviser with a copy of any current or future procedures and has been provided with a reasonable period of time to understand and adapt to such procedures) (“Fund Procedures”), (iv) the provisions of the Portfolio’s Registration Statement (as described above), and (v) the Sub-Adviser’s operating policies and procedures provided to the Adviser. The Sub-Adviser shall exercise reasonable care in the performance of its duties under the Agreement. With respect to (iii) above, by executing this Agreement, the Sub-Adviser acknowledges that it has received from the Adviser written copies of the current Fund Procedures and has had a reasonable period of time to understand and adapt to such Procedures.

b.                   The Sub-Adviser will manage the Portfolio so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (“Code”).

c.                    The Sub-Adviser shall exercise voting authority with respect to proxies that the Portfolio is entitled to vote with regard to securities in the Portfolio’s portfolio, provided that such authority may be revoked in whole or in part by the Adviser at any time upon written notice to the Sub-Adviser and provided further that the exercise of such authority shall be in accordance with the relevant Fund Procedures. As provided in the Fund Procedures, the Sub-Adviser shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures of the Sub-Adviser as are approved by the Adviser and the Board. The Sub-Adviser shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time. The Sub-Adviser shall provide the proxy voting history for the Portfolio to the Adviser or any third party agent designated by the Adviser in a timely manner for inclusion in the Portfolio’s requisite Form N-PX.

d.                   The Sub-Adviser will provide reasonable assistance to the Portfolio’s custodian (“Custodian”) and the Adviser in their determining or confirming, consistent with the relevant Fund Procedures and as stated in the Registration Statement, the value of any portfolio securities or other assets of the Portfolio for which the Custodian or the Adviser seeks assistance from, or identifies for review by, the Sub-Adviser and otherwise perform such duties as sub-adviser for the Portfolio as are specifically described in such Fund Procedures. The parties acknowledge that the Sub-Adviser (i) is not a custodian of the Portfolio’s assets and will not take possession or custody of such assets and (ii) is not engaged to provide the official books and records of the Portfolio. The Adviser acknowledges and agrees that (i) the Sub-Adviser shall not be deemed to be the pricing or valuation agent for the Fund, and (ii) the Sub-Adviser is not obligated to provide pricing information to satisfy any regulatory requirements to which the Fund may be subject (e.g., ASC 820).

e.                    Following the end of each of the Portfolio’s fiscal periods, the Sub-Adviser will provide reasonable assistance to the Adviser in its preparation of any reports required by applicable rules and regulations, such as Form N-CSR, Form N-CEN and Form N-PORT, as well as any discussion of the Portfolio’s performance required by applicable law. The Sub-Adviser will also provide periodic commentaries regarding the performance of the Portfolio as reasonably requested by the Adviser, which shall be subject to review and editing by the Adviser and further subject to the terms of Section 7 hereof. The Sub-Adviser also will provide to the Portfolio any certifications relating to the content of any such report, discussion or commentary as required by relevant Fund Procedures or as is otherwise reasonably requested by the Portfolio.

f.                    The Sub-Adviser will complete and deliver to the Adviser for each quarter by the 10th calendar day of the following quarter (i) a written compliance checklist in a form agreed to in advance by the Adviser and Sub-Adviser, (ii) a written investment oversight questionnaire in a form agreed to in advance by the Adviser and Sub-Adviser, (iii) a risk management and related analytic report in a format agreed to in advance by the Adviser and Sub-Adviser, and (iv) such other reports as may be reasonably requested by the Adviser.

g.                   The Sub-Adviser will make available to the Portfolio and the Adviser, promptly upon request, any of the investment records and ledgers for the Portfolio maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the Custodian, portfolio accounting agent or other service providers for the Portfolio) as are necessary to assist the Portfolio and the Adviser in complying with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules under each, as well as other applicable securities laws. The Sub-Adviser will furnish to regulatory authorities, having the requisite authority over the Portfolio, any information or reports in connection with the Sub-Adviser’s services to the Portfolio and the Adviser that may be requested in order to ascertain whether the operations of the Portfolio are being conducted in a manner consistent with applicable laws and regulations.

h.                   The Sub-Adviser will provide periodic reports to the Board (for consideration at meetings of the Board) on the investment program for the Portfolio and the investments in the Portfolio in a format agreed to in advance by the Adviser and Sub-Adviser and such other special reports as the Board or the Adviser may reasonably request, provided the format of such special reports is agreed to in advance by the Adviser and Sub-Adviser.

i.                     The Sub-Adviser will maintain a fidelity bond, as well as insurance for its directors and officers and errors and omissions, in an adequate amount based on the Sub-Adviser’s assets under management and the scope of its business.

j.         The Sub-Adviser shall not consult with any other sub-adviser of the Portfolio or Fund, or the sub-adviser to any other investment company (or separate series of an investment company) managed by the Adviser concerning the Portfolio or Fund’s transactions in securities or other assets, except for purposes of complying with applicable law or regulation. The Adviser shall not be required to provide the Sub-Adviser with Portfolio or Fund sales data.

k.        Nothing in this Sub-Advisory Agreement shall prevent the Sub-Adviser from acting as investment adviser for any other person, firm, corporation or other entity and shall not in any way restrict the Sub-Adviser or any of its stockholders, directors, officers, employees or its affiliates from buying, selling or trading any securities for its or their own account or for the account of others from whom it or they may be acting; provided that such activities do not adversely affect the performance by any party of its duties under this Sub-Advisory Agreement.

3.       Broker-Dealer Selection and Portfolio Transaction Information. The Sub-Adviser is authorized to place all orders for the purchase or sale of portfolio securities and investment instruments permitted by the Portfolio’s Registration Statement for the Portfolio either directly with the issuer or with brokers or dealers selected by the Sub-Adviser. To that end, the Sub-Adviser is authorized as the agent of the Portfolio to give instructions to the Custodian as to deliveries of securities and investment instruments and payments of cash for the account of the Portfolio. In connection with the selection of such brokers or dealers and the placing of orders for the Portfolio, the Sub-Adviser shall follow the relevant Fund Procedures, including the Policies and Procedures Relating to Fund Brokerage Allocation and Use of Fund Commissions. The Sub-Adviser will report to the Portfolio’s Board periodically on brokerage allocation, including with respect to use of Portfolio commissions to acquire research, indicating the broker-dealers to which such allocations have been made and the basis therefore as the Adviser or the Board reasonably requests.

The Sub-Adviser will arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the Custodian to perform its administrative and recordkeeping responsibilities with respect to the Portfolio.

4.       Disclosure about Sub-Adviser. The Sub-Adviser has received and reviewed the most current amendment to the Registration Statement for the Portfolio that contains or incorporates disclosure about the Sub-Adviser (if any), and represents and warrants that the disclosure, with respect to the Sub-Adviser, its personnel, and the investment policies and strategies followed by the Sub-Adviser in managing the Portfolio and the risks relating thereto is accurate in all material respects. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect and also complies with any other relevant regulatory requirements to operate its business. The Adviser hereby acknowledges that it has received a copy of the Sub-Adviser’s Form ADV (as filed with the SEC) prior to entering into this Agreement.

5.       Duties of the Adviser. The Adviser undertakes to provide the Sub-Adviser with reasonable advance written notice of any action taken by the Adviser or the Portfolio’s Board that is likely to have any impact on the Sub-Adviser or its ability to provide services under this Agreement including, without limitation, any change to (i) the Portfolio’s investment objective(s), strategies, policies, and restrictions, (ii) the Fund Procedures, or (iii) the Portfolio’s Registration Statement as it relates to the services provided by the Sub-Adviser to the Portfolio. The Adviser agrees that, provided it is within its ability, it will allow for a reasonable implementation period for any such action and Sub-Adviser agrees it will make a reasonable effort to implement any such action within such implementation period.

6.       Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its duties under this Agreement, including, but not limited to, rental and overhead expenses, expenses of the Sub-Adviser’s personnel, insurance of the Sub-Adviser and its personnel, research services (except as permitted under the Fund Procedures), and taxes of the Sub-Adviser.

The Adviser and the Portfolio shall be responsible for all expenses of the Adviser’s and Portfolio’s operations, respectively, including, without limitation, those described in the Advisory Agreement.

7.       Compensation. For the services provided to the Portfolio, the Adviser will pay the Sub-Adviser an annual fee equal to the amount specified in Schedule A hereto payable monthly in arrears on the last business day of each month. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect. The Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser. The Portfolio shall have no liability for Sub-Adviser’s fee hereunder.

8.       Materials.

a.                    During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, statements of additional information, and sticker supplements relevant to the Sub-Adviser or its management of the Portfolio, as well as proxy statements and reports to shareholders prepared for distribution to shareholders of the Portfolio, which refer to the Sub-Adviser, prior to the use thereof, and neither the Adviser nor the Portfolio shall use any such materials if the Sub-Adviser reasonably objects in writing within a reasonable period of time (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to reasonable objections with respect to the accuracy or completeness of the disclosure in such documents or reports.

b.                   It is understood that the names “Goldman Sachs” and “Goldman Sachs Asset Management” or any trademark, trade name, service mark, or logo, or any variation of such trademark, trade name, service mark, or logo of the Sub-Adviser or its affiliates (collectively, the “Goldman Sachs Marks”) are the valuable property of the Sub-Adviser and its affiliates and that the Portfolio or its affiliates have the right to use such Goldman Sachs Marks in offering materials of the Portfolio or any Fund only with the prior written approval of the

Sub-Adviser and only for so long as the Sub-Adviser is a sub-adviser to Portfolio. Upon termination of this Agreement or upon the earlier request of the Sub-Adviser, the Portfolio shall as soon as is reasonably possible cease to use the Goldman Sachs Marks.

c.                    It is understood that the names “Boston Management and Research” and “Eaton Vance Management” or any derivative thereof or logos associated with such names are the valuable property of the Adviser and its affiliates and that the Sub-Adviser has the right to use such names (or derivatives or logos) in client lists. Any other use shall require approval in advance from the Adviser. Upon termination of this Agreement the Sub-Adviser shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

9.       Compliance.

a.                    The Sub-Adviser has adopted written policies and procedures reasonably designed to prevent violation by it, or any of its supervised persons, of the Advisers Act and the rules under the Advisers Act and other federal securities laws and regulations relevant to the performance of its duties under this Agreement (“Sub-Adviser Procedures”). The Sub-Adviser has designated a chief compliance officer (“CCO”) responsible for administering the Sub-Adviser Procedures. The CCO shall provide to the Adviser and/or the Portfolio and their respective CCOs written compliance reports relating to the operations and compliance procedures of the Sub-Adviser as may be required by law or regulation or as are otherwise reasonably requested. The Sub-Adviser agrees to implement other or additional compliance techniques as the Adviser or the Board may reasonably request, including written compliance procedures, provided that doing so would not cause the Sub-Adviser to incur additional significant fees or expenses or otherwise conflict with the Sub-Adviser’s compliance program.

b.                   The Sub-Adviser agrees that, if it is reasonably likely to have a material impact on the performance of its duties under this Agreement, it shall promptly notify, if legally permitted, the Adviser and the Portfolio (1) in the event that the SEC or other governing body has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation (formal or informal) that is likely to reasonably result in any of these actions; or corresponded with the Sub-Adviser, including sending a deficiency letter or raising issues about the business, operations, or practices of the Sub-Adviser; (2) in the event of any notice of an investigation, examination, inquiry audit or subpoena of the Sub-Adviser or any of its officers or employees by any federal, state or other governmental agency or body, (3) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or is likely not to qualify as a regulated investment company under Subchapter M of the Code, (4) upon detection of any breach of any of the Fund Procedures and of any violation of any applicable law or regulation, including the 1940 Act and Subchapter M of the Code, relating to the Portfolio, or (5) upon detection of any material violations of the Sub-Adviser Procedures that relate to the Portfolio or the Sub-Adviser’s activities generally, such as when the violation could be considered material to the Sub-Adviser’s advisory clients. The Sub-Adviser further agrees to promptly notify the Adviser and the Portfolio of any fact material to the Portfolio, the Adviser, the Board or shareholders of the Portfolio known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Portfolio, or any amendment or supplement thereto received by the Sub-Adviser, or if any statement contained therein relating to the Sub-Adviser becomes untrue in any material respect.

c.                    The Adviser agrees that it shall promptly notify, if legally permitted, the Sub-Adviser (1) in the event that the SEC or other governing body has censured the Adviser or the Portfolio; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) of any regulatory matter involving the Portfolio’s investments or investment practices.

d.                   The Sub-Adviser will provide the Adviser with such reports, presentations, certifications and other information as the Adviser may reasonably request from time to time, in a format mutually agreed upon, concerning the business and operations of the Sub-Adviser in performing services hereunder or generally concerning the Sub-Adviser’s investment advisory services, the Sub-Adviser’s compliance with applicable federal, state and local law and regulations, changes in the Sub-Adviser’s key personnel, investment strategies, policies and procedures, and other matters that are likely to have a material impact on the Sub-Adviser’s duties hereunder.

10.       Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Portfolio and further agrees to surrender promptly to the Portfolio any of such records upon the Portfolio’s or the Adviser’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

11.       Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Portfolio. Subject to the foregoing, each party shall treat as confidential all information pertaining to the Sub-Adviser, Adviser or the Portfolio or its shareholders (as applicable), their actions with respect to the Portfolio, and the business, operations and clients of the Adviser and the Sub-Adviser, except that the aforesaid information need not be treated as confidential if (a) required to be disclosed under applicable law, (b) generally available to the public through means other than by disclosure by the parties, or (c) available from a source other than the Adviser, Sub-Adviser or the Portfolio and without a breach of an obligation of confidentiality to the other party. Sub-Adviser acknowledges that the Adviser will have continuous access to the Portfolio’s holdings and information relating to portfolio management that is in the possession of the Custodian.

Neither the Adviser nor Sub-Adviser shall disclose or disseminate non-public information regarding the Portfolio, including a list of portfolio securities identified as being held by the Portfolio, which it receives or has access to in the course of performing its duties under this Agreement except as may be permitted by relevant Fund Procedures. Neither party shall use its knowledge of non-public information regarding the Portfolio as a basis to place or recommend any securities transactions for its own benefit, or the benefit of one or more of its clients, to the detriment of the Portfolio. To the extent that either Party has delegated any duties or services to an affiliate or a third-party, it shall ensure that any such affiliate or third-party abides by the confidentiality provision of this Section 11. Each Party shall ensure that any such affiliate or third-party shall enter into a written confidentiality agreement providing for the non-disclosure of such non-public information. Notice of such agreement shall be provided to the Portfolio.

12.       Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Portfolio shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

13.       Liability.

a.                    Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Adviser agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and controlling persons thereof (each a “Sub- Adviser Controlling Person,” and collectively, “Sub-Adviser Controlling Persons”) shall not be liable for, or subject to any losses, claims, damages, expenses, liabilities or litigation in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence, in each such case, in the performance of the Sub-Adviser’s duties, or any material breach by the Sub-Adviser of its obligations or duties under this Agreement (the “Sub-Adviser Standard of Care”). In no case shall the Sub-Adviser, its affiliated persons or any of the Sub-Adviser Controlling Persons be liable for actions taken or non-actions with respect to the performance of services under this Agreement if the Sub-Adviser is instructed in writing by the Adviser or the Portfolio to take such action or non-action. The Adviser understands and acknowledges that the Sub-Adviser does not warrant that the portion of the assets of the Portfolio managed by the Sub-Adviser will achieve any particular rate of return or that its performance will match any benchmark index or other standard or objective. In no case shall the Sub-Adviser, its affiliated persons or any of the Sub-Adviser Controlling Persons be liable for any portion of the assets of the Portfolio not managed by the Sub-Adviser (if any), and all representations and covenants of the Sub-Adviser in this Agreement shall be deemed to apply only to the portion of the assets of the Portfolio managed by the Sub-Adviser.

b.                   The Sub-Adviser agrees that neither the Portfolio nor the Fund shall bear any responsibility or shall be subject to any liability for any losses, claims, damages, expenses, liabilities or litigation of the Sub-Adviser connected with or arising out of its services under this Agreement.

14.       Indemnification.

a.                    The Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and Sub-Adviser Controlling Persons (the Sub-Adviser and all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, expenses, liabilities, or litigation (including reasonable legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the Securities Act of 1933, as amended (“the 1933 Act”), the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, (1) arising out of the Adviser’s responsibilities to the Sub-Adviser which may be based upon the Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or any material breach by the Adviser of its obligations or duties under this Agreement, or (2) which may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading unless such statement or omission was made in reliance on disclosure reviewed by the Sub-Adviser in accordance with Section 8 of this Agreement; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or any material breach of its obligations or duties under this Agreement.

b.                   Notwithstanding Section 13 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and controlling persons thereof (the Adviser and all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, expenses, liabilities, or litigation (including reasonable legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, (1) arising out of the Sub-Adviser’s responsibilities as sub-adviser of the Portfolio which may be based upon the Sub-Adviser’s breach of the Sub-Adviser Standard of Care; or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the Portfolio, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and

c.                    was required to be stated therein or necessary to make the statements therein not misleading, if such a statement was made in reliance upon disclosure reviewed by the Sub-Adviser in accordance with Section 8 of this Agreement or was omitted from a disclosure reviewed by the Sub-Adviser in accordance with such Section 8; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its material breach of its obligations or duties under this Agreement.

d.                   The Adviser shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent both the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be reasonably satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Adviser shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

e.                    The Sub-Adviser shall not be liable under Paragraph (b) of this Section 14 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be reasonably satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Adviser Indemnified Person.

15.       Duration and Termination.

a.                    This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Portfolio’s Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio and (ii) by the vote of a majority of those Trustees of the Portfolio who are not interested persons (as such term is defined in the 1940 Act) of any such Party to this Agreement cast at a meeting called for the purpose of voting on such approval.

b.                   Notwithstanding the foregoing, this Agreement may be terminated: (a) by the Adviser at any time without payment of any penalty, upon 60 days’ prior written notice to the Sub-Adviser and the Portfolio, (b) at any time without payment of any penalty by the Portfolio, by the Portfolio’s Board or a majority of the outstanding voting securities of the Portfolio, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser, (c) at any time without payment of any penalty by the Sub-Adviser upon 60 days’ prior written notice by the Sub-Adviser to the Adviser and the Portfolio, (d) immediately in the event the Sub-Adviser or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Portfolio, or (e) in the event the Advisory Agreement is terminated.

c.                    In the event of termination for any reason, all records of the Portfolio shall promptly be returned to the Adviser or the Portfolio, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 10, 11, 13, 14 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 15 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect as provided in Section 7.

16.       Notices. Any notice must be in writing and shall be sufficiently given (a) when delivered in person, (b) when dispatched by electronic mail or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (c) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (d) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Portfolio:

Greater India Portfolio

Two International Place

Boston, MA 02110

Attn: Chief Legal Officer

If to the Adviser:

Boston Management and Research

Two International Place

Boston, MA 02110

Attn: Chief Legal Officer

If to the Sub-Adviser:

Goldman Sachs Asset Management, L.P.

200 West Street

New York, NY 10282

Attention: Legal Department

17.       Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved as required by applicable law. The Sub-Adviser shall furnish to the Board such information as may be reasonably necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Section 15 or this Section 17 of this Agreement.

18.       Interpretation of Certain Terms. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is amended hereafter, or is modified or interpreted by any applicable order or orders of the SEC, any rules or regulations adopted by, or interpretative releases of, the SEC, or any applicable guidance issued by the staff of the SEC, such provision will be deemed to incorporate the effect of such amendment, order, rule, regulation, interpretative release, or guidance.

19.       Miscellaneous.

a.                    This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate”

or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

b.                   The Adviser and the Sub-Adviser acknowledge that the Portfolio enjoys the rights of a third-party beneficiary under this Agreement, and the Adviser acknowledges that the Sub-Adviser enjoys the rights of a third-party beneficiary under the Advisory Agreement. Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Adviser, or constituting the Adviser as an agent or co-partner of the Sub-Adviser.

c.                    The Sub-Adviser expressly acknowledges the provision in the Declaration of Trust of the Adviser limiting the personal liability of the trustees and officers of the Adviser, and the Sub-Adviser hereby agrees that it shall have recourse to the Adviser for payment of claims or obligations as between the Adviser and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from the trustees or any officer of the Adviser.

d.                   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

e.                    To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party.

f.                    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

g.                   Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Adviser, or constituting the Adviser as an agent or co-partner of the Sub-Adviser.

h.                   This Agreement may be executed in counterparts.

       IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

BOSTON MANAGEMENT AND RESEARCH

By:

Name:

Title:

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:

Name:

Title:

SCHEDULE A

Annual Investment Sub-Advisory Fee

1. Fee will be calculated by Adviser and forwarded to the Sub-Adviser.

2. Fee will be calculated monthly in arrears for each calendar month and payable by electronic method in USD within 30 business days following the end of each quarter.

3. Fee will be calculated and paid by the Adviser and the Sub-Adviser will not be required to send an invoice to the Adviser.

4. Annual Investment Sub-Advisory Fee:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to $500 million	0.475%
$500 million but less than $1 billion	0.450%
$1 billion but less than $2.5 billion	0.438%
$2.5 billion but less than $5 billion	0.426%
Over $5 billion	0.416%

5. Fee will be prorated as appropriate for the initial calendar month and upon termination.

6. Monthly Fee = Average of Daily Net Assets for the month * Annual Fee Rate * (number of days in the relevant month / the number of days in the year)

The Portfolio’s daily net assets shall be computed in accordance with the Declaration of Trust of the Portfolio and any applicable procedures, votes and determinations of the Board of the Portfolio.

Appendix U

INVESTING FUNDS AND RELATED UNDERLYING FUNDS

Portfolios or Underlying Funds
Eaton Vance Municipals Trust II
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund	5-to-15 Year Laddered Municipal Bond Portfolio

Eaton Vance Mutual Funds Trust
Eaton Vance Emerging and Frontier Countries Equity Fund	Global Macro Capital Opportunities Portfolio
Eaton Vance Emerging Markets Local Income Fund	Emerging Markets Local Income Portfolio
Eaton Vance Floating-Rate Advantage Fund	Senior Debt Portfolio
Eaton Vance Floating-Rate Fund	Eaton Vance Floating Rate Portfolio
Eaton Vance Floating-Rate & High Income Fund	Eaton Vance Floating Rate Portfolio High Income Opportunities Portfolio
Eaton Vance Global Bond Fund (formerly Eaton Vance Diversified Currency Income Fund)	International Income Portfolio
Eaton Vance Global Income Builder Fund	Global Income Builder Portfolio
Eaton Vance Global Macro Absolute Return Advantage Fund	Global Macro Absolute Return Advantage Portfolio
Eaton Vance Global Macro Absolute Return Fund	Global Macro Portfolio
Eaton Vance High Income Opportunities Fund	High Income Opportunities Portfolio
Eaton Vance Short Duration Strategic Income Fund	Global Opportunities Portfolio Global Macro Absolute Return Advantage Portfolio Senior Debt Portfolio Emerging Markets Local Income Portfolio Emerging Markets Debt Opportunities Fund
Eaton Vance Stock Fund	Stock Portfolio
Eaton Vance Tax-Managed Equity Asset Allocation Fund	Tax-Managed Growth Portfolio Tax-Managed Multi-Cap Growth Portfolio Tax-Managed Small-Cap Growth Portfolio Tax-Managed Value Portfolio Tax-Managed International Equity Portfolio
Eaton Vance Tax-Managed Growth Fund 1.1	Tax-Managed Growth Portfolio
Eaton Vance Tax-Managed Growth Fund 1.2	Tax-Managed Growth Portfolio
Eaton Vance Tax-Managed Multi-Cap Growth Fund	Tax-Managed Multi-Cap Growth Portfolio
Eaton Vance Tax-Managed Small-Cap Fund	Tax-Managed Small-Cap Growth Portfolio
Eaton Vance Tax-Managed Value Fund	Tax-Managed Value Portfolio
Parametric Tax-Managed International Equity Fund	Tax-Managed International Equity Portfolio

Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0	Tax-Managed Growth Portfolio

Portfolios or Underlying Funds
Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	Core Bond Portfolio Stock Portfolio
Eaton Vance Core Bond Fund	Core Bond Portfolio
Eaton Vance Greater India Fund	Greater India Portfolio
Eaton Vance Short Duration Inflation-Protected Income Fund	Eaton Vance Floating Rate Portfolio Senior Debt Portfolio

NEXTSHARESTM
Eaton Vance NextShares Trust
Eaton Vance Global Income Builder NextShares	Global Income Builder Portfolio
Eaton Vance Stock NextShares	Stock Portfolio

Eaton Vance NextShares Trust II
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	5-to-15 Year Laddered Municipal Bond Portfolio

Appendix V

Other Similar Funds Advised or Sub-Advised by the Advisers or Sub-Advisers

The following table contains certain information regarding other funds for which Eaton Vance, EVAIL, Parametric and GSAM1 provides investment advisory services and that may have similar investment objectives to a Fund for which, as applicable, Eaton Vance, EVAIL, Parametric or GSAM, serves as adviser or sub-adviser.

Fund	Approximate Net Assets as of November 30, 2020 ($)	Advisory or Sub-Advisory Fee Rate	Amount of Advisory or Sub-Advisory Fee Paid in the fund’s last fiscal year ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?
Calvert International Opportunities Fund	$400,532,506	Advisory: 0.75% Sub-Advisory: 0.338%	Advisory: $2,627,686 Sub-Advisory: $1,179,224	Yes
Eaton Vance Floating-Rate Income Trust (EFT)	$565,535,654	0.75%	$5,708,524	No
Eaton Vance Limited Duration Income Fund (EVV)	$1,574,536,105	0.75%	$19,325,630	No
Eaton Vance Municipal Bond Fund (EIM)	$1,022,126,802	0.60%	$11,031,648	No
Eaton Vance Municipal Income 2028 Target Term Trust (ETX)	$234,203,439	0.60%	$2,092,369	No
Eaton Vance Municipal Income Trust (EVN)	$560,302,140	0.400%	$3,931,730	No
Eaton Vance National Municipal Opportunities Trust (EOT)	$329,842,021	Up to and including $1.5 billion: 0.60%; $1.5 billion and over: 0.59%	$2,129,428	No
Eaton Vance New York Municipal Income Trust (EVY)	$80,876,057	0.40%	$489,246	No
Eaton Vance Senior Floating-Rate (EFR)	$514,473,297	0.75%	$5,847,577	No

___________________

[1] None of BMO GAM Asia, Atlanta Capital, Hexavest or RBA provides investment advisory services to any fund that may have similar investment objectives to a Fund for, as applicable, BMO GAM Asia, Atlanta Capital, Hexavest or RBA serves as sub-adviser

Fund	Approximate Net Assets as of November 30, 2020 ($)	Advisory or Sub-Advisory Fee Rate	Amount of Advisory or Sub-Advisory Fee Paid in the fund’s last fiscal year ($)	Has compensation been waived, reduced or otherwise agreed to be reduced under any applicable contract?
Eaton Vance Short Duration Diversified Income Fund (EVG)	$243,001,549	0.75%	$2,989,967	No
Goldman Sachs Emerging Markets Equity Fund	$2,448,400,000*	First $2 billion: 1.02% Next $3 billion: 0.92% Next $3 billion: 0.87% Over $8 billion: 0.85%	$16,296,186	Yes
Goldman Sachs ESG Emerging Markets Equity Fund	$9,200,000*	First $2 billion: 0.89% Next $3 billion: 0.88% Next $3 billion: 0.84% Over $8 billion: 0.82%	$69,809	Yes
HC Capital Trust-The Small Cap-Mid Cap Equity Portfolio	$7,994,764*
SEI Catholic Values Equity Fund	$269,900,680*	Advisory fee: 0.60% Sub-advisory fee: 0.xx%	840,000	Yes
SEI Institutional Managed Trust Small Cap Growth Fund	$320,311,575*	Advisory fee: 0.65% Sub-advisory fee: 0.xx%	1,832,000	Yes
SEI New Covenant Growth Fund	$476,506,299*	Advisory fee: 0.47% Sub-advisory fee: 0.04%	Advisory Fee: $1,026,000 Sub-Advisory Fee: $168,000	Yes

___________________

* As of October 31, 2020.

Appendix W

PAYMENTS TO THE ADVISERS, THE SUB-ADVISERS OR AFFILIATES

The following fees were paid by a Series to Eaton Vance, BMR, a Sub-Adviser, any of such Series’s current affiliates or any entity that will be an affiliate of such Series following the Transaction (including Morgan Stanley) during such Series’s most recent fiscal year (other than brokerage commissions or fees paid under an investment advisory or sub-advisory agreement). These services will continue to be provided after the proposed new investment advisory and sub-advisory agreements are approved. Each Portfolio did not pay any fees to Eaton Vance, BMR, a Sub-Adviser, any of such Portfolio’s current affiliates or any entity that will be an affiliate of such Portfolio following the Transaction for services provided to such Portfolio during the Portfolio’s most recent fiscal year (other than brokerage commissions or fees paid under an investment advisory or sub-advisory agreement).

	Fiscal Year End	Fees Paid to Eaton Vance for Administrative Services[1]	Fees Paid to EVD[2] for Distribution and Service	Fees Paid to EVD for Sales Charges	Fees Paid to EVD for Contingent Deferred Sales Chares	Fees Paid to Eaton Vance for Sub-Transfer Agency Services[3]
Eaton Vance Growth Trust
Eaton Vance Atlanta Capital Focused Growth Fund	9/30/20	None	$323,897	$50,443	$10,408	$20,311
Eaton Vance Atlanta Capital Select Equity Fund	9/30/20	None	$596,155	$59,650	$57,289	$12,801
Eaton Vance Atlanta Capital SMID-Cap Fund	9/30/20	None	$7,888,101	$11,725	$7,413	$266,338
Eaton Vance Focused Global Opportunities Fund	11/30/19	None	None	None	None	$179
Eaton Vance Focused Growth Opportunities Fund	2/28/20	None	$275,080	$10,135	$1,035	$12,972
Eaton Vance Focused Value Opportunities Fund	2/28/20	None	$45,576	$29,420	None	$3,632
Eaton Vance Greater China Growth Fund	8/31/20	$158,297	$270,463	$5,610	$438	$31,605
Eaton Vance Hexavest Global Equity Fund	7/31/20	None	$17,695	$1,166	None	$1,838
Eaton Vance Hexavest International Equity Fund	7/31/20	None	$1,617	$130	None	$1,534
Eaton Vance International Small-Cap Fund	11/30/19	None	$3,872	$102	None	$2,032
Eaton Vance Richard Bernstein All Asset Strategy Fund	8/31/20	None	$1,328,960	$19,312	$5,471	$11,472
Eaton Vance Richard Bernstein Equity Strategy Fund	8/31/20	None	$1,378,917	$13,378	$19,437	$12,450
Eaton Vance Worldwide Health Sciences Fund	8/31/20	$1,517,718	$2,708,238	$37,617	$4,687	$154,753

Eaton Vance Investment Trust
Eaton Vance Floating-Rate Municipal Income Fund	3/31/20	None	$422,276	$2,909	$3,997	$3,142
Eaton Vance National Limited Maturity Municipal Income Fund	3/31/20	None	$552,302	$6,080	$200	$20,308
Eaton Vance New York Municipal Opportunities Fund	3/31/20	None	$157,332	$1,811	$312	$9,571
Eaton Vance Short Duration Municipals Opportunities Fund	3/31/20	None	$486,604	$15,654	$48,165	$7,332

Eaton Vance Municipals Trust
Eaton Vance Arizona Municipal Income Fund	7/31/20	None	$112,757	$4,067	None	$3,417
Eaton Vance California Municipal Opportunities Fund	9/30/20	None	$607,665	$15,240	$48,776	$10,779
Eaton Vance Connecticut Municipal Income Fund	7/31/20	None	$159,420	$4,769	$5,961	$10,176
Eaton Vance Georgia Municipal Income Fund	8/31/20	None	$141,081	$10,947	$527	$3,561
Eaton Vance Maryland Municipal Income Fund	8/31/20	None	$172,447	$5,710	$514	$5,848
Eaton Vance Massachusetts Municipal Income Fund	9/30/20	None	$298,068	$15,722	$5,970	$11,766
Eaton Vance Minnesota Municipal Income Fund	7/31/20	None	$177,478	$7,206	None	$16,466
Eaton Vance Missouri Municipal Income Fund	8/31/20	None	$170,999	$13,288	$589	$5,666
Eaton Vance Municipal Opportunities Fund	7/31/20	None	$790,422	$23,643	$17,488	$9,061
Eaton Vance National Municipal Income Fund	9/30/20	None	$5,549,381	$139,301	$55,695	$128,978
Eaton Vance New Jersey Municipal Income Fund	7/31/20	None	$315,762	$20,259	$2,159	$15,337
Eaton Vance New York Municipal Income Fund	9/30/20	None	$820,744	$28,012	$6,228	$30,747
Eaton Vance North Carolina Municipal Income Fund	8/31/20	None	$249,647	$8,010	$484	$13,138
Eaton Vance Ohio Municipal Income Fund	9/30/20	None	$322,675	$23,663	$2,215	$10,014
Eaton Vance Oregon Municipal Income Fund	8/31/20	None	$262,554	$25,218	$100	$5,535
Eaton Vance Pennsylvania Municipal Income Fund	7/31/20	None	$349,323	$18,151	$89	$22,516
Eaton Vance South Carolina Municipal Income Fund	8/31/20	None	$311,089	$12,029	$3,534	$2,850
Eaton Vance Virginia Municipal Income Fund	8/31/20	None	$136,730	$4,709	$2,841	$8,120

Eaton Vance Municipals Trust II
Eaton Vance High Yield Municipal Income Fund	1/31/20	None	$2,302,741	$68,645	$10,866	$20,659
Parametric TABS Intermediate-Term Municipal Bond Fund	1/31/20	None	$351,199	$6,230	None	$3,710
Parametric TABS Short-Term Municipal Bond Fund	1/31/20	None	$580,013	$550	$285	$5,741
Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund	1/31/20	None	$84,443	$990	None	$1,323
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund	1/31/20	None	$643,945	$11,160	$7,166	$5,477
Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund	1/31/20	None	$5,434	$601	None	$830

	Fiscal Year End	Fees Paid to Eaton Vance for Administrative Services[1]	Fees Paid to EVD[2] for Distribution and Service	Fees Paid to EVD for Sales Charges	Fees Paid to EVD for Contingent Deferred Sales Chares	Fees Paid to Eaton Vance for Sub-Transfer Agency Services[3]
Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund	9/30/20	None	$558,053	$13,353	$68	$11,077
Eaton Vance Core Plus Bond Fund	9/30/20	None	$971,790	$32,007	$30,682	$7,726
Eaton Vance Emerging and Frontier Countries Equity Fund	10/31/20	None	$4,379	$396	None	$2,182
Eaton Vance Emerging Markets Debt Fund	1/31/20	None	None	None	None	$72
Eaton Vance Emerging Markets Local Income Fund	10/31/20	None	$1,056,454	$124,038	$40,979	$15,659
Eaton Vance Floating-Rate Advantage Fund	10/31/20	$6,061,913	$8,058,711	$43,539	$210,675	$88,420
Eaton Vance Floating-Rate Fund	10/31/20	$8,456,211	$4,893,863	$10,843	$80,182	$22,947
Eaton Vance Floating-Rate & High Income Fund	10/31/20	$1,542,743	$1,080,858	$1,626	$8,187	$6,873
Eaton Vance Global Bond Fund (formerly Eaton Vance Diversified Currency Income Fund)	10/31/20	None	$126,597	None	None	$3,450
Eaton Vance Global Income Builder Fund	10/31/20	$412,246	$783,869	$15,438	$5,669	$12,184
Eaton Vance Global Macro Absolute Return Advantage Fund	10/31/20	None	$2,540,995	$2,524	$784	$522,607
Eaton Vance Global Macro Absolute Return Fund	10/31/20	None	$1,947,975	$6,472	$3,150	$2,863
Eaton Vance Global Small-Cap Equity Fund	10/31/20	$49,498	$82,197	$958	$120	$10,287
Eaton Vance Government Opportunities Fund	10/31/20	None	$849,337	$2,644	$9,204	$17,887
Eaton Vance High Income Opportunities Fund	10/31/20	None	$1,064,545	$13,517	$7,163	$19,076
Eaton Vance Multi-Asset Credit Fund	10/31/20	None	$526,981	None	None	$7,546
Eaton Vance Short Duration Government Income Fund	10/31/20	None	$3,420,184	$33,460	$46,841	$23,626
Eaton Vance Short Duration High Income Fund	10/31/20	None	$17,106	$117	None	$1,944
Eaton Vance Short Duration Strategic Income Fund	10/31/20	None	$3,587,849	$17,412	$15,375	$23,556
Eaton Vance Stock Fund	12/31/19	None	$231,093	$6,444	$421	$10,112
Eaton Vance Tax-Managed Equity Asset Allocation Fund	10/31/20	$772,986	$1,429,087	$43,716	$6,183	$23,562
Eaton Vance Tax-Managed Global Dividend Income Fund	10/31/20	$890,704	$1,504,347	$17,675	$11,358	$9,358
Eaton Vance Tax-Managed Growth Fund 1.1	12/31/19	None	$3,904,310	$17,350	$182	$226,402
Eaton Vance Tax-Managed Growth Fund 1.2	12/31/19	$1,245,797	$2,104,382	$52,680	$8,366	$80,749
Eaton Vance Tax-Managed Multi-Cap Growth Fund	10/31/20	$159,674	$376,439	$11,844	$1,942	$6,487
Eaton Vance Tax-Managed Small-Cap Fund	10/31/20	None	$247,587	$1,506	$685	$9,915
Eaton Vance Tax-Managed Value Fund	10/31/20	$893,566	$1,090,810	$9,911	$4,294	$16,909
Parametric Commodity Strategy Fund	12/31/19	None	$41,151	None	None	$2,881
Parametric Dividend Income Fund	2/28/20	None	$13,206	None	None	$973
Parametric Emerging Markets Fund	1/31/20	$1,969,469	$436,462	None	None	$49,326
Parametric International Equity Fund	1/31/20	None	$222,666	$380	$5	$11,317
Parametric Tax-Managed International Equity Fund	10/31/20	None	$62,106	None	$61	$16,641
Parametric Volatility Risk Premium – Defensive Fund	1/31/20	None	None	None	None	$72,752

Eaton Vance Series Fund, Inc.
Eaton Vance Emerging Markets Debt Opportunities Fund	7/31/20	None	$34,269	$9,512	None	$1,984

Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0	12/31/19	None	None	None	None	$34,677

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	10/31/20	None	$2,968,150	$82,662	$9,986	$49,493
Parametric Tax-Managed Emerging Markets Fund	6/30/20	$9,144,662	None	None	None	$2,240

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	12/31/19	None	$3,112,499	$108,355	$13,618	$85,734
Eaton Vance Core Bond Fund	12/31/19	None	$73,523	$7,189	None	$4,880
Eaton Vance Dividend Builder Fund	12/31/19	None	$2,310,813	$30,781	$1,677	$104,741
Eaton Vance Greater India Fund	12/31/19	$317,131	$617,944	$20,266	$7,390	$33,308
Eaton Vance Growth Fund	12/31/19	None	$800,140	$13,126	$1,648	$87,136
Eaton Vance Large-Cap Value Fund	12/31/19	None	$2,785,774	$16,981	$5,366	$114,944
Eaton Vance Real Estate Fund	12/31/19	$70,548	$25,145	$1,387	None	$4,273
Eaton Vance Short Duration Inflation-Protected Income Fund	10/31/20	None	$128,375	$1,122	$94	$5,895
Eaton Vance Small-Cap Fund	12/31/19	$115,684	$114,453	$3,613	$747	$15,076
Eaton Vance Special Equities Fund	12/31/19	None	$92,066	$1,580	None	$25,394

Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income Fund	12/31/19	None	$1,681,890	None	None	None

Eaton Vance NextShares Trust
Eaton Vance Global Income Builder NextShares	10/31/20	$8,914	None	None	None	None
Eaton Vance Stock NextShares	12/31/19	None	None	None	None	None

Eaton Vance NextShares Trust II
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	1/31/20	None	None	None	None	None

Morgan Stanley

EVD pays a portion of the service fees it receives to Morgan Stanley in connection with sales of Series shares on Morgan Stanley’s distribution platform. Such fees are paid to Morgan Stanley by EVD out of the service fees it receives under a distribution plan pursuant to Rule 12b-1 of the 1940 Act.

Eaton Vance also pays a portion of the fees it receives under its Sub-Transfer Agency Support Services Agreement to Morgan Stanley for intermediary support services.

	Fiscal Year End	Service Fees Paid to Morgan Stanley	Fees Paid to Morgan Stanley for Sub-Transfer Agency Services
Eaton Vance Growth Trust
Eaton Vance Atlanta Capital Focused Growth Fund	9/30/20	[ ]	$368
Eaton Vance Atlanta Capital Select Equity Fund	9/30/20	[ ]	$81,459
Eaton Vance Atlanta Capital SMID-Cap Fund	9/30/20	[ ]	$57,260
Eaton Vance Focused Global Opportunities Fund	11/30/19	[ ]	None
Eaton Vance Focused Growth Opportunities Fund	2/28/20	[ ]	$1,957
Eaton Vance Focused Value Opportunities Fund	2/28/20	[ ]	$120
Eaton Vance Greater China Growth Fund	8/31/20	[ ]	$5,894
Eaton Vance Hexavest Global Equity Fund	7/31/20	[ ]	$96
Eaton Vance Hexavest International Equity Fund	7/31/20	[ ]	None
Eaton Vance International Small-Cap Fund	11/30/19	[ ]	None
Eaton Vance Richard Bernstein All Asset Strategy Fund	8/31/20	[ ]	$37,959
Eaton Vance Richard Bernstein Equity Strategy Fund	8/31/20	[ ]	$47,152
Eaton Vance Worldwide Health Sciences Fund	8/31/20	[ ]	$33,108

Eaton Vance Investment Trust
Eaton Vance Floating-Rate Municipal Income Fund	3/31/20	[ ]	$10,685
Eaton Vance National Limited Maturity Municipal Income Fund	3/31/20	[ ]	$6,156
Eaton Vance New York Municipal Opportunities Fund	3/31/20	[ ]	$1,782
Eaton Vance Short Duration Municipals Opportunities Fund	3/31/20	[ ]	$11,244

Eaton Vance Municipals Trust
Eaton Vance Arizona Municipal Income Fund	7/31/20	[ ]	$617
Eaton Vance California Municipal Opportunities Fund	9/30/20	[ ]	$10,675
Eaton Vance Connecticut Municipal Income Fund	7/31/20	[ ]	$1,237
Eaton Vance Georgia Municipal Income Fund	8/31/20	[ ]	$1,535
Eaton Vance Maryland Municipal Income Fund	8/31/20	[ ]	$1,691
Eaton Vance Massachusetts Municipal Income Fund	9/30/20	[ ]	$3,271
Eaton Vance Minnesota Municipal Income Fund	7/31/20	[ ]	$920
Eaton Vance Missouri Municipal Income Fund	8/31/20	[ ]	$814
Eaton Vance Municipal Opportunities Fund	7/31/20	[ ]	$23,348
Eaton Vance National Municipal Income Fund	9/30/20	[ ]	$72,795
Eaton Vance New Jersey Municipal Income Fund	7/31/20	[ ]	$5,675
Eaton Vance New York Municipal Income Fund	9/30/20	[ ]	$9,536
Eaton Vance North Carolina Municipal Income Fund	8/31/20	[ ]	$2,326
Eaton Vance Ohio Municipal Income Fund	9/30/20	[ ]	$3,474
Eaton Vance Oregon Municipal Income Fund	8/31/20	[ ]	$1,553
Eaton Vance Pennsylvania Municipal Income Fund	7/31/20	[ ]	$5,535
Eaton Vance South Carolina Municipal Income Fund	8/31/20	[ ]	$2,009
Eaton Vance Virginia Municipal Income Fund	8/31/20	[ ]	$1,715

Eaton Vance Municipals Trust II
Eaton Vance High Yield Municipal Income Fund	1/31/20	[ ]	$71,368
Parametric TABS Intermediate-Term Municipal Bond Fund	1/31/20	[ ]	$19,645
Parametric TABS Short-Term Municipal Bond Fund	1/31/20	[ ]	$9,951
Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund	1/31/20	[ ]	$524
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund	1/31/20	[ ]	$15,966
Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund	1/31/20	[ ]	$256

Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund	9/30/20	[ ]	$5,817
Eaton Vance Core Plus Bond Fund	9/30/20	[ ]	$1,192
Eaton Vance Emerging and Frontier Countries Equity Fund	10/31/20	[ ]	None
Eaton Vance Emerging Markets Debt Fund	1/31/20	[ ]	None
Eaton Vance Emerging Markets Local Income Fund	10/31/20	[ ]	$53,253
Eaton Vance Floating-Rate Advantage Fund	10/31/20	[ ]	$261,553
Eaton Vance Floating-Rate Fund	10/31/20	[ ]	$231,601
Eaton Vance Floating-Rate & High Income Fund	10/31/20	[ ]	$17,203
Eaton Vance Global Bond Fund (formerly Eaton Vance Diversified Currency Income Fund)	10/31/20	[ ]	$6,221

	Fiscal Year End	Service Fees Paid to Morgan Stanley	Fees Paid to Morgan Stanley for Sub-Transfer Agency Services
Eaton Vance Global Income Builder Fund	10/31/20	[ ]	6,745
Eaton Vance Global Macro Absolute Return Advantage Fund	10/31/20	[ ]	$58,088
Eaton Vance Global Macro Absolute Return Fund	10/31/20	[ ]	$94,347
Eaton Vance Global Small-Cap Equity Fund	10/31/20	[ ]	$403
Eaton Vance Government Opportunities Fund	10/31/20	[ ]	$13,147
Eaton Vance High Income Opportunities Fund	10/31/20	[ ]	$17,345
Eaton Vance Multi-Asset Credit Fund	10/31/20	[ ]	$12,776
Eaton Vance Short Duration Government Income Fund	10/31/20	[ ]	$213,309
Eaton Vance Short Duration High Income Fund	10/31/20	[ ]	None
Eaton Vance Short Duration Strategic Income Fund	10/31/20	[ ]	$52,215
Eaton Vance Stock Fund	12/31/19	[ ]	$313
Eaton Vance Tax-Managed Equity Asset Allocation Fund	10/31/20	[ ]	$4,723
Eaton Vance Tax-Managed Global Dividend Income Fund	10/31/20	[ ]	$15,084
Eaton Vance Tax-Managed Growth Fund 1.1	12/31/19	[ ]	$23,996
Eaton Vance Tax-Managed Growth Fund 1.2	12/31/19	[ ]	$10,725
Eaton Vance Tax-Managed Multi-Cap Growth Fund	10/31/20	[ ]	$715
Eaton Vance Tax-Managed Small-Cap Fund	10/31/20	[ ]	$1,298
Eaton Vance Tax-Managed Value Fund	10/31/20	[ ]	$8,167
Parametric Commodity Strategy Fund	12/31/19	[ ]	$15
Parametric Dividend Income Fund	2/28/20	[ ]	None
Parametric Emerging Markets Fund	1/31/20	[ ]	$2,602
Parametric International Equity Fund	1/31/20	[ ]	$163
Parametric Tax-Managed International Equity Fund	10/31/20	[ ]	$360
Parametric Volatility Risk Premium – Defensive Fund	1/31/20	[ ]	None

Eaton Vance Series Fund, Inc.
Eaton Vance Emerging Markets Debt Opportunities Fund	7/31/20	[ ]	None

Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0	12/31/19	[ ]	$1,032

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	10/31/20	[ ]	$329,210
Parametric Tax-Managed Emerging Markets Fund	6/30/20	[ ]	$425

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	12/31/19	[ ]	$14,208
Eaton Vance Core Bond Fund	12/31/19	[ ]	$177
Eaton Vance Dividend Builder Fund	12/31/19	[ ]	$24,667
Eaton Vance Greater India Fund	12/31/19	[ ]	$12,842
Eaton Vance Growth Fund	12/31/19	[ ]	$15,681
Eaton Vance Large-Cap Value Fund	12/31/19	[ ]	$131,294
Eaton Vance Real Estate Fund	12/31/19	[ ]	$20
Eaton Vance Short Duration Inflation-Protected Income Fund	10/31/20	[ ]	$9,551
Eaton Vance Small-Cap Fund	12/31/19	[ ]	$473
Eaton Vance Special Equities Fund	12/31/19	[ ]	$726

Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income Fund	12/31/19	[ ]	None

Eaton Vance NextShares Trust
Eaton Vance Global Income Builder NextShares	10/31/20	[ ]	None
Eaton Vance Stock NextShares	12/31/19	[ ]	None

Eaton Vance NextShares Trust II
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	1/31/20	[ ]	None

1 With respect to certain Series, Eaton Vance provides administrative services pursuant to an administrative services agreement that is separate from the Funds’ investment advisory agreements with Eaton Vance. Under such agreement, Eaton Vance has been engaged to administer such Series’s affairs, subject to the supervision of the Board, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of the Series.

2 EVC owns all of the outstanding stock of EVD, a broker-dealer registered with the SEC, which serves as the principal underwriter for each Series.

3 Except with respect to Eaton Vance VT Floating-Rate Income Fund, Eaton Vance Global Income Builder NextShares, Eaton Vance Stock NextShares and Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares, Eaton Vance provides sub-transfer agency and related services pursuant to a sub-transfer agency support services agreement. Under the agreement, Eaton Vance provides: (1) specified sub-transfer agency services; (2) compliance monitoring services; and (3) intermediary oversight services. For the services it provides, Eaton Vance receives an aggregate annual fee equal to the actual expenses incurred by Eaton Vance in the performance of such services. Each Series pays a pro rata share of such fee.

Appendix X

Funds’ Trustees and Officers

Trustees
Thomas E. Faust Jr.
Mark R. Fetting
Cynthia E. Frost
George J. Gorman
Valerie A. Mosley
William H. Park
Helen Frame Peters
Keith Quinton
Marcus L. Smith
Susan J. Sutherland
Scott E. Wennerholm
Officers
President[1]:	See table below.
Vice President:	Maureen A. Gemma[2]
Treasurer[3]:	James F. Kirchner
Assistant Treasurer(s):	Justine E. Abbadessa	Michelle A. Green
	Kristin S. Anagnost	Michael J. Hebert
	Deborah A. Chlebek	Helen Hedberg
	Kevin M. Connerty	Dan A. Maalouly
Jennifer L. Flynn
Secretary:	Maureen A. Gemma
Assistant Secretaries:	A. John Murphy	Deidre E. Walsh
Chief Compliance Officer:	Richard F. Froio
[1] The President is also the Chief Executive Officer [2] Ms. Gemma is also the Chief Legal Officer [3] The Treasurer is also the Principal Financial and Accounting Officer

Presidents

Series

Fund	President
Eaton Vance Growth Trust	Eric Stein
Eaton Vance Investment Trust	Eric Stein
Eaton Vance Municipals Trust	Eric Stein
Eaton Vance Municipals Trust II	Eric Stein
Eaton Vance Mutual Funds Trust	Eric Stein
Eaton Vance NextShares Trust	Edward J. Perkin
Eaton Vance NextShares Trust II	Eric Stein
Eaton Vance Series Fund, Inc.	Eric Stein
Eaton Vance Series Trust	Eric Stein
Eaton Vance Series Trust II	Eric Stein
Eaton Vance Special Investment Trust	Eric Stein
Eaton Vance Variable Trust	Eric Stein

Portfolios

Portfolio	President
Core Bond Portfolio	Eric Stein
Emerging Markets Local Income Portfolio	Eric Stein
Eaton Vance Floating Rate Portfolio	Eric Stein
Global Income Builder Portfolio	Edward J. Perkin
Global Macro Absolute Return Advantage Portfolio	Eric Stein
Global Macro Capital Opportunities Portfolio	Eric Stein
Global Macro Portfolio	Eric Stein
Global Opportunities Portfolio	Eric Stein
Greater India Portfolio	Edward J. Perkin
High Income Opportunities Portfolio	Eric Stein
High Yield Municipal Income Portfolio	Eric Stein
International Income Portfolio	Eric Stein
Senior Debt Portfolio	Eric Stein
Stock Portfolio	Edward J. Perkin
Tax-Managed Growth Portfolio	Edward J. Perkin
Tax-Managed International Equity Portfolio	Edward J. Perkin
Tax-Managed Multi-Cap Growth Portfolio	Edward J. Perkin
Tax-Managed Small-Cap Portfolio	Edward J. Perkin
Tax-Managed Value Portfolio	Edward J. Perkin
5-to-15 Year Laddered Municipal Bond Portfolio	Eric Stein

Appendix Y

5% Beneficial Ownership

As of November 30, 2020 to the knowledge of the Funds, no person other than those listed below owned beneficially or of record 5% or more of the outstanding shares of any Fund. Beneficial owners of 25% or more of a Fund’s outstanding shares are presumed to be in control of a class for purposes of voting on certain matters submitted to shareholders.

		Address	Amount of Securities Owned	Percentage Owned
Eaton Vance Growth Trust

Eaton Vance Atlanta Capital Focused Growth Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	607,651.224	17.13%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	509,285.449	14.36%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	445,512.340	12.56%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	369,727.112	10.42%
Class C
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	851,591.308	36.98%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	452,085.472	19.63%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	334,494.766	14.52%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	202,145.340	8.78%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	140,198.183	6.08%
Class I
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	6,679,120.391	29.97%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	4,036,596.871	18.11%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	2,941,604.837	13.20%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	1,915,372.430	8.59%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,531,670.534	6.87%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	1,248,516.151	5.60%

Eaton Vance Atlanta Capital Select Equity Fund
Class A
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	459,963.282	16.82%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	377,310.552	13.80%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	272,201.883	9.95%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	221,191.524	8.09%
	RBC Capital Markets LLC	510 Marquette Ave., Minneapolis, MN 55402-1110	221,007.682	8.08%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	218,066.947	7.97%
	American Enterprise Investment SVC	707 2ND Ave. S., Minneapolis, MN 55402-2405	139,189.658	5.09%
Class C
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	468,678.730	26.56%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	343,678.669	19.47%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	316,687.831	17.94%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	221,125.855	12.53%
Class I
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	7,064,205.805	25.95%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	6,897,732.056	25.34%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	3,394,640.279	12.47%
	TD Ameritrade	P.O. Box 2226, Omaha, NE 68103-2226	1,489,232.304	5.47%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	1,404,281.337	5.15%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,369,245.890	5.03%
Class R6
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	683,767.627	88.08%
	SEI Private Trust Company	One Freedom Valley Drive, Oaks, PA 19456	74,202.421	9.55%

Eaton Vance Atlanta Capital SMID-Cap Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	5,936,650.867	12.47%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	5,898,330.635	12.39%
Class C
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	825,848.951	38.49%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	290,674.749	13.55%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	205,623.946	9.58%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	157,259.893	7.33%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	116,356.732	5.42%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	110,233.911	5.13%
Class I
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	24,800,008.443	16.09%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	22,239,831.772	14.43%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	12,888,860.364	8.36%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, CA 63103	11,217,276.138	7.27%

		Address	Amount of Securities Owned	Percentage Owned
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	9,765,857.669	6.33%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	9,023,261.447	5.85%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	8,700,104.009	5.64%
Class R
	Voya Institutional Trust Company	One Orange Way B3N, Windsor, CT 06095-4774	5,932,817.952	34.37%
	Sammons Financial Network LLC	4546 Corporate Dr., Ste 100, West Des Moines, IA 50266-5911	5,586,082.565	32.36%
Class R6
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	25,599,791.960	20.79%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	18,049,189.780	14.66%
	SEI Private Trust Company	One Freedom Valley Drive, Oaks, PA 19456	16,189,457.320	13.15%

Eaton Vance Focused Global Opportunities Fund
Class I
	Eaton Vance Management*	Two International Place, Boston, MA 02110	402,383.853	95.59%

Eaton Vance Focused Growth Opportunities Fund
Class A
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	244,186.938	16.53%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	183,666.163	12.43%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	171,421.713	11.60%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	152,505.010	10.32%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	129,401.388	8.76%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	85,424.093	5.78%
Class C
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	153,754.745	22.26%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	119,214.814	17.26%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	86,980.920	12.59%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	72,102.409	10.44%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	53,786.210	7.78%
Class I
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	1,907,410.241	24.52%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	1,369,551.523	17.61%
	USCGT DAF Growth & Income Fund	Two International Place, Boston, MA 02110	827,097.238	10.63%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	650,111.049	8.35%
	USCGT DAF Growth Fund	Two International Place, Boston, MA 02110	631,451.706	8.12%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	539,795.197	6.94%

Eaton Vance Focused Value Opportunities Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	215,929.759	29.77%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	108,972.858	15.02%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	92,523.374	12.75%
	RBC Capital Markets LLC	510 Marquette Ave., Minneapolis, MN 55402-1110	76,724.616	10.57%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	48,463.105	6.68%
	TD Ameritrade	P.O. Box 2226, Omaha, NE 68103-2226	44,046.035	6.07%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	39,930.687	5.50%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	101,276.365	64.51%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	25,894.031	16.49%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	13,862.370	8.83%
Class I
	USCGT DAF Growth & Income Fund	Two International Place, Boston, MA 02110	2,622,374.490	20.92%
	USCGT DAF Growth Fund	Two International Place, Boston, MA 02110	2,054,816.723	16.39%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	1,710,684.072	13.65%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	1,710,901.777	13.65%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	1,387,671.961	11.07%
	EVTC Collective Investment Trust**	Two International Place, Boston, MA 02110-4104	1,159,115.873	9.24%

Eaton Vance Greater China Growth Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	466,374.835	15.18%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	346,797.908	11.28%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	333,519.586	10.85%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	280,098.131	9.11%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	267,752.134	8.71%
Class C
	JP Morgan Securities LLC	4 Chase Metrotech Center, Brooklyn, NY 11245	15,032.186	22.78%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	13,329.055	20.20%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	6,776.726	10.27%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	5,461.050	8.27%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	4,395.855	6.66%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	4,328.121	6.55%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	3,758.929	5.69%

		Address	Amount of Securities Owned	Percentage Owned
Class I
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	201,483.893	31.08%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	125,787.104	19.40%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	45,499.090	7.01%
	American Enterprise Investment SVC	707 2nd Ave., S, Minneapolis, MN 55402-2405	38,945.097	6.00%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	39,282.595	6.05%

Eaton Vance Hexavest Global Equity Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	74,813.061	37.85%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	25,015.186	12.65%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	17,850.898	9.03%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	14,529.273	7.35%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	12,049.261	6.09%
Class C
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	19,983.795	59.99%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	6,096.573	18.30%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	5,112.918	15.34%
	Vanguard Brokerage Services	P.O. Box 1170, Valley Forge, PA 19482-1170	2,116.722	6.35%
Class I
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	125,442.689	33.59%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	64,418.206	17.25%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	62,694.911	16.78%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	54,696.652	14.64%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	33,939.027	9.08%

Eaton Vance Hexavest International Equity Fund
Class A
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	19,371.394	38.49%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	8,249.982	16.39%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	5,667.344	11.26%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	4,599.777	9.14%
Class I
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	3,974,867.103	88.55%
	Eaton Vance Management*	Two International Place, Boston, MA 02110	499,000.000	11.11%

Eaton Vance International Small-Cap Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	70,458.122	68.55%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	12,475.253	12.13%
	TD Ameritrade	P.O. Box 2226, Omaha, NE 68103-2226	8,817.868	8.57%
Class I
	Eaton Vance Management*	Two International Place, Boston, MA 02110	1,132,333.730	31.98%
	USCGT DAF Growth Fund	Two International Place, Boston, MA 02110	677,376.244	19.13%
	Eaton Vance Trust Company Collective Investment Trust**	Two International Place, Boston, MA 02110-4104	489,817.162	13.83%
	USCGT DAF Growth & Income Fund	Two International Place, Boston, MA 02110	405,680.041	11.45%
	Capinco	1555 N. Rivercenter Drive Ste. 302, Milwaukee, WI 53212	281,470.586	7.94%

Eaton Vance Richard Bernstein All Asset Strategy Fund
Class A
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	2,647,082.318	39.68%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	617,233.098	9.25%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	491,124.042	7.36%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	441,820.416	6.62%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	437,284.827	6.55%
Class C
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,658,077.909	25.50%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	1,432,120.211	22.02%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	778,175.045	11.96%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	574,583.864	8.83%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	498,129.161	7.66%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	339,709.107	5.22%
Class I
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	11,238,233.170	30.39%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	8,773,584.289	23.72%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	6,220,202.874	16.82%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	4,040,373.739	10.92%

Eaton Vance Richard Bernstein Equity Strategy Fund
Class A
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	4,569,762.672	50.14%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	784,536.445	8.60%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	692,300.516	7.59%

		Address	Amount of Securities Owned	Percentage Owned
Class C
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246-6486	704,774.060	21.72%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	471,002.362	14.52%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	378,954.645	11.68%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	328,616.913	10.13%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	324,067.924	9.99%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	292,733.140	9.02%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	206,437.058	6.36%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	176,192.027	5.43%
Class I
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246-6486	16,192,017.887	52.31%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	3,810,615.843	12.31%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	2,786,100.077	9.00%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	2,595,858.136	8.38%

Eaton Vance Worldwide Health Sciences Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	5,882,413.645	10.46%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	5,631,948.134	10.02%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	4,989,199.061	8.87%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	4,776,532.614	8.49%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	3,441,906.580	6.12%
Class C
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	795,418.483	19.78%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	693,305.120	17.24%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	413,274.669	10.28%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	401,520.103	9.98%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	378,686.387	9.42%
Class I
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	2,634,311.760	19.04%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	2,092,944.293	15.12%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	1,557,728.268	11.25%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,256,969.693	9.08%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,133,185.694	8.19%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	971,452.227	7.02%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	848,360.966	6.13%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	827,948.212	5.98%
Class R
	Sammons Financial Network LLC	4546 Corporate Dr. Ste. 100, West Des Moines, IA 50266-5911	3,109,305.429	75.43%
	Hartford Life Insurance Company	1 Griffin Rd. N, Windsor, CT 06095-1512	445,510.472	10.80%

Eaton Vance Investment Trust

Eaton Vance Floating-Rate Municipal Income Fund
Advisers Class	Eaton Vance Management	Two International Place, Boston, MA 02110	1,023.577	100.00%

Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	5,154,971.045	25.49%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	4,662,743.658	23.06%
	RBC Capital Markets LLC	510 Marquette Ave., Minneapolis, MN 55402-1110	2,971,865.638	14.69%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	2,510,600.226	12.41%
Class I
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	3,710,443.843	16.99%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	2,522,711.919	11.55%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	2,478,876.661	11.35%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	2,456,330.077	11.25%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	1,629,043.439	7.46%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	1,553,370.680	7.11%
	SEI Private Trust Company	1 Freedom Valley Drive, Oaks, PA 19456	1,523,274.475	6.97%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	1,248,205.624	5.71%

Eaton Vance National Limited Maturity Municipal Income Fund
Class A
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	3,062,680.879	14.32%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	2,936,247.471	13.73%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	2,703,084.600	12.64%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,839,530.044	8.60%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	1,449,961.781	6.78%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	1,258,711.732	5.88%

		Address	Amount of Securities Owned	Percentage Owned
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	350,041.452	22.45%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	213,800.013	13.71%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	187,117.080	12.00%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	151,291.970	9.70%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	140,880.232	9.03%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	139,178.891	8.92%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	103,409.373	6.63%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	80,905.941	5.18%
Class I
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	18,734,438.758	59.28%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	3,156,453.185	9.98%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,598,740.804	5.05%

Eaton Vance New York Municipal Opportunities Fund
Class A
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	1,167,617.024	27.97%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	623,830.008	14.94%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	563,986.246	13.51%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	406,553.845	9.74%
Class C
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	163,550.757	28.30%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	122,109.189	21.13%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	104,614.869	18.10%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	61,467.544	10.63%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	38,716.189	6.70%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	29,786.126	5.15%
Class I
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,379,688.870	46.43%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	599,170.161	20.16%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	316,939.080	10.66%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	205,434.294	6.91%

Eaton Vance Short Duration Municipal Opportunities Fund
Class A
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	3,514,191.103	21.09%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	2,744,468.430	16.47%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,616,429.839	9.70%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,568,997.761	9.41%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	1,131,647.384	6.79%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	1,093,774.604	6.56%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	1,056,410.318	6.34%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	843,913.422	5.06%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	974,844.489	28.25%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	656,731.158	19.03%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	389,354.740	11.28%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	352,769.202	10.22%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	214,195.743	6.20%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	181,011.478	5.24%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	177,360.005	5.14%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	174,730.890	5.06%
Class I
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	8,866,249.997	14.81%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	8,647,810.656	14.45%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	6,617,355.694	11.06%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	6,361,917.681	10.63%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	5,762,728.100	9.63%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	4,235,692.156	7.07%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	3,526,073.943	5.89%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	3,412,011.098	5.70%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	3,236,609.768	5.40%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	3,194,784.102	5.34%

Eaton Vance Municipals Trust

Eaton Vance Arizona Municipal Income Fund
Class A
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	787,531.860	20.15%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	543,769.033	13.91%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	314,919.884	8.06%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	234,346.917	5.99%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	232,795.537	5.95%

		Address	Amount of Securities Owned	Percentage Owned
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	215,458.592	5.51%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	197,798.235	5.06%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	128,504.682	35.20%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	73,884.857	20.24%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	39,279.977	10.76%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	33,136.760	9.07%
	RBC Capital Markets LLC	510 Marquette Ave., Minneapolis, MN 55402-1110	28,286.262	7.74%
Class I
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	603,648.380	21.86%
	RBC Capital Markets LLC	510 Marquette Ave., Minneapolis, MN 55402-1110	405,847.818	14.69%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	303,564.666	10.99%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	258,191.677	9.35%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	251,837.827	9.12%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	162,262.855	5.87%
	Sunflower Bank	1400 16th Street Suite 250, Denver, CO 80202	148,985.000	5.39%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	147,498.421	5.34%

Eaton Vance California Municipal Opportunities Fund
Class A
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	2,806,581.441	20.57%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	2,212,393.820	16.22%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,536,239.155	11.26%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,442,670.355	10.57%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	983,782.323	7.21%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,107,728.147	38.70%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	674,797.634	23.57%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	286,276.074	10.00%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	149,747.571	5.23%
Class I
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	7,720,047.778	19.22%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	7,173,943.535	17.86%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	4,955,048.161	12.34%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	4,700,592.419	11.70%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	4,010,345.297	9.98%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	3,331,595.203	8.29%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	2,522,322.185	6.28%

Eaton Vance Connecticut Municipal Income Fund
Class A
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	804,666.532	15.40%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	712,280.543	13.63%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	567,255.643	10.86%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	541,685.797	10.37%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	296,730.837	5.68%
Class C
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	100,519.396	25.03%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	68,481.598	17.05%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	57,305.857	14.27%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	36,683.385	9.13%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	36,298.126	9.04%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	25,611.028	6.37%
Class I
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	709,290.621	32.25%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	415,254.589	18.88%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	361,768.664	16.44%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	178,099.670	8.09%

Eaton Vance Georgia Municipal Income Fund
Class A
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	945,825.433	18.18%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	621,783.123	11.95%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	541,344.126	10.40%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	536,614.603	10.31%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	380,114.130	7.30%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	340,447.482	6.54%
	Stifel Nicolaus & Co Inc.	501 N. Broadway, Saint Louis, MO 63102-2131	336,279.735	6.46%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	265,791.368	5.11%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	225,781.296	39.45%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	60,747.313	10.61%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	56,042.725	9.79%

		Address	Amount of Securities Owned	Percentage Owned
	Stifel Nicolaus & Co Inc.	501 N. Broadway, Saint Louis, MO 63102-2131	48,555.882	8.48%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	44,634.614	7.80%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	35,154.638	6.14%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	33,680.813	5.88%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	32,310.034	5.64%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	30,072.646	5.25%
Class I
	Maril & Co. c/o Reliance Trust Company WI	4900 W Brown Deer Rd., Milwaukee, WI 53223	1,664,715.813	26.93%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	825,161.270	13.35%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	673,896.733	10.90%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	525,043.020	8.49%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	449,444.903	7.27%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	425,856.173	6.89%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	419,862.113	6.79%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	406,178.222	6.57%

Eaton Vance Maryland Municipal Income Fund
Class A
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	978,920.486	21.34%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	603,153.562	13.15%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	507,798.143	11.07%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	347,952.626	7.58%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	311,520.994	6.79%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	238,514.688	5.20%
Class C
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	125,706.425	16.07%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	112,468.744	14.37%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	110,775.361	14.16%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	106,956.707	13.67%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	106,275.309	13.58%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	71,246.842	9.10%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	55,907.884	7.14%
Class I
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	717,297.458	24.73%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	382,610.441	13.19%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	251,874.859	8.68%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	251,345.200	8.66%
	RBC Capital Markets LLC	510 Marquette Ave., Minneapolis, MN 55402-1110	243,290.722	8.39%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	195,063.003	6.72%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	168,103.168	5.79%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	152,476.012	5.25%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	150,837.980	5.20%

Eaton Vance Massachusetts Municipal Income Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,454,953.744	13.20%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,125,189.829	10.21%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	1,024,747.727	9.29%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	840,266.749	7.62%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	800,347.515	7.26%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	704,703.035	6.39%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	670,582.192	6.08%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	670,987.771	6.08%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	139,697.629	15.03%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	119,316.286	12,84%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	111,277.356	11.97%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	106,955.947	11.51%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	104,409.741	11.23%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	92,974.642	10.00%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	63,928.875	6.87%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	60,668.211	6.52%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	60,155.996	6.47%
Class I
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	2,239,803.258	19.85%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	2,083,054.829	18.46%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	1,348,889.359	11.95
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	1,229,911.524	10.90
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	1,142,085.250	10.12%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	866,748.532	7.68%
	Charles Schwab & Co. Inc.	101 Montgomery Street, San Francisco, CA 94104-4122	662,830.544	5.87%

		Address	Amount of Securities Owned	Percentage Owned
Eaton Vance Minnesota Municipal Income Fund
Class A
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	2,127,980.598	33.33%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	847,188.802	13.27%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	501,638.677	7.85%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	393,708.773	6.16%
Class C
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	171,596.148	34.22%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	90,068.495	17.96%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	53,509.568	10.67%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	44,965.827	8.96%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	38,933.552	7.76%
Class I
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	1,899,023.242	15.39%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	1,094,035.916	8.86%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,010,798.875	8.19%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	771,678.648	6.25%

Eaton Vance Missouri Municipal Income Fund
Class A
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	1,233,859.321	22.70%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	574,248.463	10.56%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	375,680.748	6.91%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	347,862.669	6.40%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	328,212.113	6.03%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	320,326.937	5.89%
	Mori & Co	922 Walnut St. Mailstop TBTS 2, Kansas City, MO 64106	279,747.040	5.14%
Class C
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	285,694.426	40.98%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	92,561.283	13.27%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	83,386.615	11.96%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	52,782.628	7.57%
Class I
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	458,792.936	16.15%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	402,396.660	14.17%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	301,317.469	10.61%
	Stifel Nicolaus & Co Inc.	501 N. Broadway, Saint Louis, MO 63102-2131	261,643.063	9.21%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	256,185.590	9.02%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	238,173.683	8.38%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	186,905.344	6.58%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	186,112.561	6.55%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	164,279.731	5.78%

Eaton Vance Municipal Opportunities Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	3,660,899.806	35.51%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,013,989.048	9.83%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	850,217.801	8.24%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	777,088.025	7.53%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	755,476.227	7.32%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	725,986.404	7.04%
Class C
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	576,547.396	18.27%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	440,553.180	13.96%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	437,758.901	13.87%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	378,158.981	11.98%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	279,149.420	8.84%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	252,791.450	8.01%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	208,161.873	6.59%
Class I
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	22,052,342.902	23.09%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	11,305,671.677	11.84%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	8,200,914.568	8.59%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	7,075,721.667	7.41%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	6,290,153.045	6.58%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	5,982,354.081	6.26%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	5,565,653.640	5.82%

Eaton Vance National Municipal Income Fund
Class A
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	24,065,029.393	15.06%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	18,358,250.728	11.49%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	14,888,648.078	9.31%

		Address	Amount of Securities Owned	Percentage Owned
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	13,589,401.939	8.50%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	10,698,013.115	6.69%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	9,261,215.267	5.79%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	8,041,511.766	5.03%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,843,050.240	18.31%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	1,175,955.767	11.68%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,083,908.155	10.76%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	879,660.649	8.74%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	825,696.036	8.20%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	801,171.252	7.96%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	720,899.914	7.16%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	581,274.100	5.77%
Class I
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	27,921,641.180	15.12%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	27,481,498.485	14.89%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	18,911,194.236	10.24%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	18,591,167.476	10.07%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	15,325,542.226	8.30%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	11,468,646.882	6.21%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	11,231,778.779	6.08%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	10,842,592.291	5.87%

Eaton Vance New Jersey Municipal Income Fund
Class A
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,691,348.458	16.02%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,373,862.222	13.01%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,343,168.997	12.72%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	660,018.228	6.25%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	254,666.369	26.26%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	130,093.140	13.41%
	J P Morgan Securities LLC	4 Chase Metrotech Center, Brooklyn, NY 11245	120,006.080	12.37%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	95,202.165	9.81%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	69,429.620	7.16%
Class I
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,676,757.289	22.89%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	929,989.134	12.69%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	813,103.279	11.10%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	648,986.980	8.86%
	TD Ameritrade	PO Box 2226, Omaha, NE 68103-2226	571,708.331	7.80%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	530,136.478	7.23%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	407,087.440	5.55%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	394,914.310	5.39%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	382,426.426	5.22%

Eaton Vance New York Municipal Income Fund
Class A
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	3,533,980.823	15.05%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	3,210,293.733	13.67%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	2,205,277.186	9.39%
	JP Morgan Securities LLC	4 Chase Metrotech Center, Brooklyn, NY 11245	2,113,031.494	9.00%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E. 3rd Floor, Jacksonville, FL 32246-6486	2,000,201.611	8.52%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,649,687.552	7.02%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	1,198,456.594	5.10%
Class C
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	464,941.517	17.19%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E. 3rd Floor, Jacksonville, FL 32246-6486	310,105.251	11.46%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	297,326.533	10.99%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	287,895.273	10.64%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	260,428.716	9.63%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	240,862.452	8.90%
	JP Morgan Securities LLC	4 Chase Metrotech Center, Brooklyn, NY 11245	208,112.387	7.69%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	176,736.863	6.53%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	149,456.922	5.52%
Class I
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	2,297,602.052	14.20%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	2,150,790.148	13.29%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	1,876,592.718	11.59%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E. 3rd Floor, Jacksonville, FL 32246-6486	1,721,060.443	10.63%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,481,561.610	9.15%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	1,385,700.940	8.56%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	999,284.284	6.17%

		Address	Amount of Securities Owned	Percentage Owned
Eaton Vance North Carolina Municipal Income Fund
Class A
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	1,454,558.928	20.50%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,010,735.907	14.25%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	858,563.736	12.10%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	657,710.938	9.27%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	573,802.701	8.09%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	530,593.443	49.11%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	192,956.703	17.86%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	85,363.300	7.90%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	67,128.469	6.21%
Class I
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,802,437.846	20.99%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,066,443.655	12.42%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	746,376.167	8.69%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	614,011.371	7.15%

Eaton Vance Ohio Municipal Income Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	2,357,272.106	20.32%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,276,972.215	11.01%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,111,995.415	9.58%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	980,922.025	8.45%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	787,787.805	6.79%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	704,566.321	6.07%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	603,278.133	5.20%
Class C
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	310,653.824	30.30%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	168,077.572	16.39%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	86,482.429	8.43%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	74,489.648	7.26%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	69,823.370	6.81%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	67,910.079	6.62%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	66,813.190	6.51%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	65,059.306	6.34%
Class I
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	1,406,780.397	20.26%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,244,523.425	17.92%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	569,566.879	8.20%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	567,398.075	8.17%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	548,935.157	7.90%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	489,129.912	7.04%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	470,847.871	6.78%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	400,357.218	5.76%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	369,613.987	5.32%

Eaton Vance Oregon Municipal Income Fund
Class A
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	3,418,774.437	34.56%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	823,377.594	8.32%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	817,136.024	8.26%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	616,159.021	6.22%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	604,081.748	6.10%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	582,278.136	5.88%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	549,248.374	5.55%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	536,054.516	5.41%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	286,970.915	27.43%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	123,515.431	11.80%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	116,992.686	11.18%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	112,616.785	10.76%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	105,118.559	10.04%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	78,089.148	7.46%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	65,822.709	6.29%
Class I
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	2,297,362.390	25.81%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	1,379,567.884	15.50%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	1,026,708.067	11.53%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	747,202.950	8.39%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	608,834.044	6.84%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	571,114.930	6.41%
	SEI Private Trust Company	1 Freedom Valley Drive, Oaks, PA 19456	463,927.343	5.21%

		Address	Amount of Securities Owned	Percentage Owned
Eaton Vance Pennsylvania Municipal Income Fund
Class A
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	2,984,274.269	20.95%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,600,549.478	11.24%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,415,255.710	9.93%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	1,068,793.260	7.50%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	907,555.617	6.37%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	757,792.542	5.32%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	752,173.905	5.28%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	600,468.988	53.83%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	104,259.546	9.34%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	65,386.826	5.86%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	61,714.910	5.53%
Class I
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	992,813.837	12.96%
	Wells Fargo Bank N.A.	PO Box 1533, Minneapolis, MN 55480	875,406.635	11.42%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	621,313.907	8.11%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	499,640.472	6.52%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	454,889.003	5.93%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	442,267.219	5.77%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	425,185.889	5.55%

Eaton Vance South Carolina Municipal Income Fund
Class A
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	1,933,996.905	22.46%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,344,023.151	15.61%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,301,187.569	15.11%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	703,057.006	8.16%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	633,679.887	7.36%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	594,389.621	6.90%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	527,367.021	6.12%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	212,869.871	18.55%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	195,800.901	17.07%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	165,331.502	14.41%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	121,781.526	10.61%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	96,427.083	8.40%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	78,226.507	6.82%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	73,262.292	6.38%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	58,732.336	5.12%
Class I
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,318,077.148	20.54%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	750,919.739	11.70%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	729,829.282	11.37%
	TD Ameritrade	PO Box 2226, Omaha, NE 68103-2226	638,792.238	9.95%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	561,277.975	8.74%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	536,553.952	8.36%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	467,807.095	7.29%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	343,845.770	5.35%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	321,108.644	5.00%

Eaton Vance Virginia Municipal Income Fund
Class A
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	859,324.291	14.54%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	781,096.580	13.22%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	670,916.047	11.35%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	656,277.614	11.11%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	543,327.386	9.19%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	319,548.449	5.41%
Class C
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	222,228.073	45.81%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	83,198.760	17.15%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	43,845.679	9.03%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	35,914.212	7.40%
Class I
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	532,716.535	21.39%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	364,729.989	14.64%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	264,319.835	10.61%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	247,305.652	9.93%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	166,617.494	6.69%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	157,297.081	6.31%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	147,334.457	5.91%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	126,466.099	5.07%

		Address	Amount of Securities Owned	Percentage Owned
Eaton Vance Municipals Trust II

Eaton Vance High Yield Municipal Income Fund
Class A
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	7,651,699.855	17.20%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	5,960,583.970	13.40%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	5,857,666.634	13.17%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	3,625,436.065	8.15%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	3,256,709.497	7.32%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	2,349,456.574	5.28%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	2,247,759.304	5.05%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	2,235,554.833	5.02%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	3,414,253.391	29.67%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,268,264.538	11.02%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,161,587.260	10.09%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	887,752.177	7.71%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	821,496.592	7.13%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	804,807.670	6.99%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	804,866.299	6.99%
Class I
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	27,707,882.692	27.15%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	12,,26,403.061	12.47%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	11,546,077.193	11.31%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	9,835,438.948	9.64%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	6,953,046.771	6.81%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	6,338,856.035	6.21%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	5,710,712.187	5.59%

Parametric TABS Intermediate-Term Municipal Bond Fund
Class A
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	2,407,953.268	48.89%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,028,724.781	20.88%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	495,831.958	10.06%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	257,320.124	5.22%
Class C
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	451,183.763	51.06%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	118,754.101	13.44%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	75,738.232	8.57%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	63,454.767	7.18%
Class I
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	20,105,437.635	52.38%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	8,464,587.302	22.05%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	2,250,771.060	5.86%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	2,033,898.118	5.29%

Parametric TABS Short-Term Municipal Bond Fund
Class A
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	2,422,973.088	20.13%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	2,098,953.535	17.44%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,760,155.924	14.62%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	1,556,686.183	12.93%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	779,231.689	6.47%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	177,353.805	23.32%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	135,465.697	17.81%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	69,152.346	9.09%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	66,778.967	8.78%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	61,278.709	8.05%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	55,650.803	7.31%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	45,154.415	5.93%
Class I
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	4,805,468.015	19.64%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	3,643,225.859	14.89%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	2,595,720.928	10.60%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	2,407,985.616	9.84%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	2,269,619.960	9.27%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,982,602.284	8.10%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	1,324,179.228	5.41%

		Address	Amount of Securities Owned	Percentage Owned
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,435,835.307	21.59%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,174,227.278	17.65%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	920,003.265	13.83%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	670,002.918	10.07%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	368,252.179	5.53%
Class C
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	662,562.533	23.61%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	362,973.198	12.93%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	295,419.479	10.52%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	293,866.910	10.47%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	274,538.784	9.78%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	201,880.149	7.19%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	149,675.455	5.33%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	144,929.992	5.16%
Class I
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	12,115,781.577	21.32%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	6,735,181.506	11.85%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	6,470,295.117	11.38%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	5,796,651.426	10.20%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	5,796,953.685	10.20%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	4,537,212.540	7.98%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	4,260,977.747	7.49%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	3,399,641.732	5.98%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	3,341,143.258	5.87%

Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund
Class A
	SEI Private Trust Company	1 Freedom Valley Drive, Oaks, PA 19456	817,034.042	44.20%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	276,783.350	14.97%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	196,163.546	10.61%
	SEI Private Trust Company	1 Freedom Valley Drive, Oaks, PA 19456	179,817.305	9.72%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	146,302.603	7.91%
Class C
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	125,107.215	33.61%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	73,602.327	19.77%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	45,492.401	12.22%
	Lucy H. Doggrell-Smith	8512 Maple Ln., Edmonds, WA 98026-8222	39,344.805	10.57%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	22,462.191	6.03%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	21,437.441	5.75%
Class I
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,254,334.692	23.02%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	950,147.485	17.43%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	864,644.385	15.86%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	803,100.402	14.73%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	484,960.890	8.90%
	American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	352,939.714	6.47%

Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	209,525.100	55.44%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	149,008.273	39.43%
Class C
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	26,986.676	58.12%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	11,426.162	24.60%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	5,426.918	11.68%
Class I
	Eaton Vance Management*	Two International Place, Boston, MA 02110	583,842.528	36.42%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	439,936.149	27.44%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	169,165.192	10.55%
	TD Ameritrade	PO Box 2226, Omaha, NE 68103-2226	105,857.385	6.60%

Eaton Vance Mutual Funds Trust

Eaton Vance AMT-Free Municipal Income Fund
Class A
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	2,096,450.955	12.36%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,802,450.287	10.63%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,597,742.222	9.42%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,527,320.091	9.00%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	1,481,027.341	8.73%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	1,456,716.973	8.59%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	1,425,926.168	8.41%

		Address	Amount of Securities Owned	Percentage Owned
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	1,058,517.883	6.24%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	916,030.984	5.40%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	886,612.478	5.22%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	305,130.381	25.64%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	203,178.432	17.07%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	128,962.837	10.83%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	84,047.264	7.06%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	70,793.048	5.94%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	63,111.992	5.30%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	60,788.612	5.10%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	60,614.953	5.09%
Class I
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	2,692,767.487	15.84%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	2,434,936.505	14.32%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	2,006,018.653	11.80%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,787,076.855	10.51%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,324,666.766	7.79%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	995,687.586	5.85%

Eaton Vance Core Plus Bond Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	4,065,796.458	46.14%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,011,065.056	11.47%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	654,222.283	7.42%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	630,131.967	7.15%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,051,557.684	24.77%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	817,365.660	19.25%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	705,950.409	16.63%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	649,828.601	15.31%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	235,689.863	5.55%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	216,260.481	5.09%
Class I
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	16,098,776.024	37.78%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	7,162,386.671	16.81%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	3,862,507.748	9.06%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	3,768,884.373	8.84%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	2,864,653.621	6.72%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	2,345,379.987	5.50%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	2,167,572.017	5.08%

Eaton Vance Emerging and Frontier Countries Equity Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	79,739.510	51.49%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	15,630.527	10.09%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	14,500.858	9.36%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	10,297.691	6.65%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	9,302.718	6.00%
	TD Ameritrade	PO Box 2226, Omaha, NE 68103-2226	9,281.133	5.99%
Class I
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	11,851,000.134	80.50%
	USCGT DAF Growth & Income Fund C/O Eaton Vance Management	Two International Place, Boston, MA 02110-0000	1,098,918.702	7.46%
	USCGT DAF Growth Fund C/O Eaton Vance Management	Two International Place, Boston, MA 02110-0000	806,967.273	5.48%

Eaton Vance Emerging Markets Debt Fund
Class I
	Eaton Vance Management*	Two International Place, Boston, MA 02110-0000	800,000.000	93.88%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	49,045.835	5.75%

Eaton Vance Emerging Markets Local Income Fund
Class A
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	6,042,967.522	21.91%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	4,863,281.921	17.63%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	2,430,817.465	8.81%
	TD Ameritrade	PO Box 2226, Omaha, NE 68103-2226	1,733,680.298	6.28%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,616,107.190	5.86%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	1,535,756.841	5.56%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,502,005.452	5.44%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	3,344,777.324	29.54%
	Stifel Nicolaus & Co	501 N. Broadway, St. Louis, MO 63102-2131	1,417,609.923	12.52%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	1,184,341.870	10.46%

		Address	Amount of Securities Owned	Percentage Owned
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,054,284.399	9.31%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	1,037,962.496	9.16%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	654,564.665	5.78%
Class I
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	37,767,546.723	18.54%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	28,168,266.682	13.83%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	17,897,442.828	8.78%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	16,809,181.945	8.25%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	15,526,752.841	7.62%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	12,723,528.976	6.24%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	12,102,247.477	5.94%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	10,720,313.976	5.26%

Eaton Vance Floating-Rate Advantage Fund
Advisers Class
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	3,471,882.298	54.30%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	773,232.708	12.09%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	756,191.331	11.82%
	TD Ameritrade	PO Box 2226, Omaha, NE 68103-2226	753,209.116	11.78%
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	19,586,618.680	16.49%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	17,340,297.730	14.60%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	12,331,988.387	10.38%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	10,106,208.661	8.51%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	9,456,204.278	7.96%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	8,051,639.710	6.78%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	9,060,916.958	19.46%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	5,198,507.454	11.16%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	4,922,417.090	10.57%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	4,556,816.572	9.79%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	4,385,450.419	9.42%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	3,760,107.456	8.07%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	3,663,378.367	7.87%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	2,430,198.029	5.22%
Class I
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	62,007,284.211	17.95%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	45,124,812.240	13.06%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	35,793,182.325	10.36%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	30,309,208.903	8.77%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	28,863,266.775	8.35%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	28,416,584.640	8.22%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	23,760,721.868	6.88%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	19,673,370.643	5.69%
Class R6
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	1,399,266.824	40.28%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,125,937.942	32.41%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	198,063.697	5.70%

Eaton Vance Floating-Rate Fund
Advisers Class
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	4,270,321.131	39.42%
	TD Ameritrade	PO Box 2226, Omaha, NE 68103-2226	2,802,383.019	25.87%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	1,369,479.793	12.64%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	909,430.245	8.39%
Class A
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	12,529,724.346	16.24%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	10,828,730.434	14.04%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	6,927,712.755	8.98%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	6,683,368.745	8.66%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	5,836,951.039	7.56%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	5,243,573.323	6.79%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	4,214,980.442	5.46%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	2,893,719.693	15.36%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	2,126,358.377	11.29%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	2,034,291.397	10.80%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,991,112.728	10.57%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	1,979,470.498	10.51%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,918,860.271	10.19%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	1,634,926.162	8.68%
Class I
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	75,656,614.232	17.53%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	63,800,841.259	14.78%

		Address	Amount of Securities Owned	Percentage Owned
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	41,974,886.746	9.72%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	39,530,829.868	9.16%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	37,103,797.171	8.60%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	35,503,722.409	8.22%
Class R6
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	4,821,317.863	9.95%
	AHS Hospital Corp.	475 South St., Morristown, NJ 07960-6459	3,956,204.769	8.16%

Eaton Vance Floating-Rate & High Income Fund
Advisers Class
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	2,921,686.408	57.81%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	643,824.470	12.73%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	462,026.850	9.14%
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	2,763,456.946	16.73%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,664,509.384	10.08%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	1,592,217.996	9.64%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	1,418,277.996	8.59%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,207,227.508	7.31%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	1,055,798.776	6.39%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	1,019,057.396	6.17%
	TD Ameritrade	PO Box 2226, Omaha, NE 68103-2226	855,293.728	5.18%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	828,471.194	5.01%
Class C
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	502,389.022	13.77%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	468,659.996	12.84%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	445,833.215	12.22%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	424,129.729	11.62%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	357,221.060	9.79%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	310,856.454	8.52%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	283,434.609	7.77%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	255,829.630	7.01%
Class I
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	11,490,608.266	17.49%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	9,765,338.503	14.86%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	8,738,780.331	13.30%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	8,117,691.555	12.35%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	7,608,525.209	11.58%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	7,045,042.736	10.72%
Class R6
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	3,461,521.121	37.84%
	SEI Private Trust CO C/O Union Bank	One Freedom Valley Dr., Oaks, PA 19456	2,296,014.943	25.09%
	SEI Private Trust CO C/O Union Bank	One Freedom Valley Dr., Oaks, PA 19456	1,808,615.891	19.77%
	SEI Private Trust CO C/O Union Bank	One Freedom Valley Dr., Oaks, PA 19456	791,085.240	8.64%

Eaton Vance Global Bond Fund
Class A
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	569,223.606	25.53%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	417,166.780	18.71%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	221,360.535	9.93%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	194,318.903	8.71%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	165,592.437	7.42%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	147,517.716	6.61%
Class C
	RBC Capital Markets LLC	510 Marquette Ave., Minneapolis, MN 55402-1110	81,679.999	13.67%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	78,737.013	13.17%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	76,862.971	12.86%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	57,246.473	9.58%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	56,946.622	9.53%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	51,219.076	8.57%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	46,804.309	7.83%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	45,278.755	7.57%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	39,778.469	6.65%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	31,635.523	5.29%
Class I
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	986,530.390	24.53%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	811,319.588	20.17%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	717,835.877	17.85%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	471,144.123	11.71%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	304,043.061	7.56%

		Address	Amount of Securities Owned	Percentage Owned
Eaton Vance Global Income Builder Fund
Class A
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	2,097,061.143	14.04%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,642,153.327	10.99%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,545,947.549	10.35%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	1,177,862.952	7.88%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	1,172,412.801	7.85%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	1,060,760.643	7.10%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,037,763.781	6.94%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,001,917.439	6.70%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	844,295.858	5.65%
	JP Morgan Securities LLC	4 Chase Metrotech Center, Brooklyn, NY 11245	796,729.478	5.33%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	758,812.095	5.08%
Class C
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	654,476.190	22.77%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	501,978.279	17.46%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	393,608.456	13.69%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	278,461.324	9.68%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	221,185.240	7.69%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	157,808.635	5.49%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	147,632.691	5.13%
Class I
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	1,655,835.808	15.88%
	TD Ameritrade	PO Box 2226, Omaha, NE 68103-2226	1,259,765.435	12.08%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	1,224,131.700	11.74%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,105,576.819	10.60%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	992,115.387	9.51%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	906,881.376	8.70%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	868,392.354	8.33%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	769,763.420	7.38%
Class R
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	17,354.209	25.59%
	Asscensus Trust Company FBO Krage’s Inc. 401(K) Plan	PO Box 10758, Fargo, ND 58106	11,714.110	17.27%
	AXA Equitable Life for Separate Acct 65 on behalf of Verious Expenditer 401K Plans	200 Plaza Dr., Secaucus, NJ 07094	9,488.135	13.99%
	FIIOC FBO New Brunswick Development Corporation 401K Profit Sharing Plan	100 Magellan Way KWIC, Covington, KY 41015-1987	9,220.437	13.59%
	Judy Marshall & Phillip Marshall TTE Marshall Family Dentistry 401K C/O Fascore LLC	8515 E. Orchard Rd. 2T2, Greenwood Village, CO 80111	6,015.990	8.87%
	Matrix Trust Company Cust. FBO Levittown Public SD 403(B) Plan	717 17th Street, Suite 1300, Denver, CO 80202	5,078.550	7.49%
	State Street Bank FBO ADP Access Product Large Market 401K	1 Lincoln St., Boston, MA 02111-2901	3,627.193	5.34%

Eaton Vance Global Macro Absolute Return Advantage Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	69,075,630.281	93.44%
Class C
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	394,024.578	23.44%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	354,623.170	21.10%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	327,880.827	19.51%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	171,712.309	10.21%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	114,158.613	6.79%
Class I
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	25,762,272.788	21.15%
	Saxon & Co.	PO Box 7780-1888, Philadelphia, PA 19182	21,603,345.687	17.73%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	20,236,017.237	16.61%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	12,810,528.680	10.51%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	9,115,402.015	7.48%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	7,439,593.443	6.10%
Class R
	Voya Institutional Trust Company	One Orange Way B3N, Windsor, CT 06095-4774	87,759.004	69.15%
	Medieval Times USA, Inc. FBO Medieval Times USA Inc. DEF Comp Plan	6363 N. State Hwy. 161, Suite 400, Irving, TX 75038	26,337.546	20.75%
	FIIOC FBO Bank Nowicki Design Studio LLP 401(K) Plan	100 Magellan Way KWIC, Covington, KY 41015-1987	10,247.872	8.07%
Class R6
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	14,955,187.197	22.47%
	Aspiriant Defensive Allocation Fund A Series of Aspiriant Trust	111 E. Kilbourn Ave., Suite 1700, Milwaukee, WI 53202-6678	3,662,817.106	5.50%

		Address	Amount of Securities Owned	Percentage Owned
Eaton Vance Global Macro Absolute Return Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	20,404,120.594	43.53%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	6,484,021.789	13.83%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	4,670,597.687	9.96%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	3,044,049.523	6.49%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,313,103.734	24.92%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	595,328.364	11.29%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	588,922.119	11.17%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	535,380.494	10.16%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	469,831.993	8.91%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	408,198.537	7.74%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	298,322.266	5.66%
Class I
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	55,575,591.012	20.67%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	38,007,070.688	14.13%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	32,738,196.804	12.17%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	18,161,358.511	6.75%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	13,575,713.505	5.05%
Class R
	Matrix Trust Company Cust. FBO Miscor Group 401(K) Plan & Trust	717 17th Street, Suite 1300, Denver, CO 80202	28,119.010	23.37%
	Ascensus Trust Company FBO All-Tech Electronics Inc. 401(K)	PO Box 10758, Fargo, ND 58106	26,141.620	21.72%
	State Street Bank FBO ADP Access Product Large Market 401K	1 Lincoln St., Boston, MA 02111-2901	24,041.754	19.98%
	Voya Institutional Trust Company	One Orange Way B3N, Windsor, CT 06095-4774	6,742.758	5.60%
	Mid Atlantic Trust Company FBO Felix Storch Inc. 401(K) Profit Share	1251 Waterfront Place, Suite 525, Pittsburgh, PA 15222	6,245.995	5.19%
Class R6
	SEI Private Trust Co. C/O Union Bank FBO Purvis, Howard W. – AG	One Freedom Valley Dr., Oaks, PA 19456	3,203,975.271	7.16%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	3,118,847.408	6.97%

Eaton Vance Global Small-Cap Equity Fund
Class A
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	227,677.256	14.87%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	190,690.565	12.45%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	126,446.780	8.26%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	106,625.512	6.96%
Class C
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	29,130.387	18.91%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	22,596.228	14.67%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	14,339.053	9.31%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	12,419.233	8.06%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	11,875.396	7.71%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	9,795.517	6.36%
	Stifel Nicolaus & Co. Inc.	501 N. Broadway, St. Louis, MO 63102-2131	9,287.173	6.03%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	8,765.528	5.69%
Class I
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	225,444.887	35.64%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	82,294.798	13.01%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	80,519.346	12.73%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	70,397.129	11.12%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	58,426.779	9.23%

Eaton Vance Government Opportunities Fund
Class A
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	3,094,090.934	11.57%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	3,075,542.567	11.50%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	2,905,996.541	10.87%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	2,567,547.364	9.60%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	2,108,517.606	7.88%
	Great-West Trust Company LLC	8515 E. Orchard Rd. 2T2, Greenwood Village, CO 80111	1,656,851.444	6.19%
Class C
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	616,569.016	20.33%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	537,835.355	17.74%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	437,389.973	14.42%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	302,690.535	9.98%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	301,402.305	9.94%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	227,525.132	7.50%

		Address	Amount of Securities Owned	Percentage Owned
Class I
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	5,740,110.661	16.95%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	4,598,323.622	13.58%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	4,413,963.677	13.03%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	4,064,023.428	12.00%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	2,698,316.526	7.96%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	2,173,392.225	6.41%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,907,360.642	5.63%
Class R
	Sammons Financial Network LLC	4546 Corporate Dr., Suite 100, West Des Moines, IA 50266-5911	4,996,010.903	54.43%
	Voya Institutional Trust Company	One Orange Way B3N, Windsor, CT 06095-4774	3,478,252.277	37.89%

Eaton Vance High Income Opportunities Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	9,436,697.561	17.25%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	7,890,235.672	14.42%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	5,332,806.330	9.75%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	4,540,442.860	8.30%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	2,801,679.230	5.12%
Class C
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	1,169,100.493	14.71%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,127,655.206	14.19%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	923,278.263	11.62%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	791,472.490	9.96%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	643,140.644	8.09%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	604,725.631	7.61%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	575,707.816	7.24%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	542,316.865	6.82%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	514,156.634	6.47%
Class I
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	31,690,618.878	25.21%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	20,935,287.997	16.65%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	9,896,111.306	7.87%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	7,257,887.773	5.77%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	6,999,525.555	5.56%

Eaton Vance Multi-Asset Credit Fund
Class A
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,692,018.051	27.01%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	812,364.426	12.96%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	783,537.620	12.50%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	769,111.459	12.27%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	372,446.807	5.94%
	TD Ameritrade	PO Box 2226, Omaha, NE 68103-2226	357,121.432	5.70%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	436,695.415	13.90%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	426,168.378	13.56%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	393,451.540	12.52%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	386,410.319	12.30%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	380,351.639	12.10%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	331,974.118	10.56%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	232,993.697	7.41%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	178,237.799	5.67%
Class I
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	5,065,209.840	17.17%
	USCGT DAF Growth & Income Fund C/O Eaton Vance Management	Two International Place, Boston, MA 02110-0000	3,646,820.366	12.36%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	3,637,516.775	12.33%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	2,608,233.028	8.84%
Class R6
	Charles Schwab & Co Inc.	211 Main Street, San Francisco, CA 94105	251,401.222	80.75%
	JP Morgan Securities LLC	4 Chase Metrotech Center, Brooklyn, NY 11245	57,470.143	18.46%

Eaton Vance Short Duration Government Income Fund
Class A
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	58,793,170.946	23.83%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	52,541,801.842	21.30%
	JP Morgan Securities LLC	4 Chase Metrotech Center, Brooklyn, NY 11245	25,467,964.499	10.32%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	20,988,192.234	8.51%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	13,651,879.322	5.53%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	3,857,634.280	23.26%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	2,275,115.881	13.71%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	2,003,514.082	12.08%

		Address	Amount of Securities Owned	Percentage Owned
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	1,821,825.720	10.98%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	1,555,358.401	9.37%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,105,078.786	6.66%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	962,696.092	5.80%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	946,134.957	5.70%
Class I
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	151,493,842.567	17.32%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	122,136,581.327	13.97%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	113,080,123.178	12.93%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	103,718,118.557	11.86%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	61,226,573.938	7.00%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	58,294,171.777	6.66%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	49,270,078.568	5.63%
	Charles Schwab & Co Inc.	211 Main Street, San Francisco, CA 94105	46,877,617.769	5.36%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	44,343,709.703	5.07%

Eaton Vance Short Duration High Income Fund
Class A
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	204,637.455	28.92%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	123,934.620	17.51%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	66,752.288	9.43%
	Stifel Nicolaus & Co	501 N. Broadway, St. Louis, MO 63102-2131	65,302.106	9.22%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	53,099.932	7.50%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	41,542.560	5.87%
	Charles Ballbach TTEE Ballbach Family Revocable Trust	10938 Eddington Rd., Santee, CA 92071	36,285.236	5.12%
Class I
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,802,167.199	40.09%
	TD Ameritrade	PO Box 2226, Omaha, NE 68103-2226	854,553.076	19.01%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	638,845.944	14.21%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	534,278.119	11.88%
	SEI Private Trust Company C/O State Street Bank	One Freedom Valley Drive, Oaks, PA 19456	320,590.786	7.13%

Eaton Vance Short Duration Strategic Income Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	13,748,303.623	16.92%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	10,338,019.395	12.72%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	10,184,074.293	12.53%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	5,675,628.430	6.98%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	5,430,765.219	6.68%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	5,332,797.023	6.56%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	4,991,819.721	6.14%
	JP Morgan Securities LLC	4 Chase Metrotech Center, Brooklyn, NY 11245	4,737,408.166	5.83%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	6,244,204.538	25.18%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	3,644,626.506	14.69%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	3,109,563.434	12.54%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	2,467,425.438	9.95%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	2,199,521.061	8.87%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	1,957,290.622	7.89%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,510,068.433	6.09%
Class I
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	22,939,715.649	16.63%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	18,175,451.856	13.17%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	16,423,085.934	11.90%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	15,004,652.700	10.87%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	13,458,277.339	9.75%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	13,136,226.914	9.52%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	9,209,921.646	6.67%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	7,510,852.743	5.44%
Class R
	Voya Institutional Trust Company	One Orange Way B3N, Windsor, CT 06095-4774	107,210.317	27.59%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	61,253.916	15.76%
	Mid Atlantic Trust Company FBO Independent Power Producers of NY	1251 Waterfront Place, Suite 525, Pittsburgh, PA 15222	38,680.451	9.95%
	Capital Bank & Trust Co. FBO Jose A Capellan MD PA PSP C/O Fascore	8515 E. Orchard Rd. 2T2, Greenwood Village, CO 80111	26,044.513	6.70%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	24,096.461	6.20%
	Matrix Trust Company Cust. FBO McKennett Forsberg & Voli, PC PSP	717 17th Street, Suite 1300, Denver, CO 80202	21,011.568	5.40%

		Address	Amount of Securities Owned	Percentage Owned
Eaton Vance Stock Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	343,420.046	12.48%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	316,499.658	11.50%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	271,656.987	9.87%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	259,329.497	9.43%
	RBC Capital Markets LLC	510 Marquette Ave., Minneapolis, MN 55402-1110	225,723.046	8.20%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	225,594.090	8.20%
	Charles Schwab & Co. Inc. Special Custody Acct.	211 Main Street, San Francisco, CA 94105	154,438.170	5.61%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	153,939.445	5.59%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	143,259.653	5.20%
Class C
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	69,480.467	21.77%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	68,189.670	21.36%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	36,418.628	11.41%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	22,469.883	7.04%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	21,536.460	6.74%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	20,353.799	6.37%
Class I
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	481,705.210	26.68%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	340,585.964	18.86%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	214,184.066	11.86%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	173,128.000	9.59%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	159,046.580	8.81%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	127,460.998	7.06%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	100,298.142	5.55%

Eaton Vance Tax-Managed Equity Asset Allocation Fund
Class A
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	2,474,496.539	15.04%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,880,083.125	11.42%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,591,308.030	9.67%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	1,414,975.102	8.60%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,150,403.325	6.99%
Class C
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	268,882.944	15.75%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	210,204.292	12.32%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	198,807.380	11.65%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	176,958.771	10.37%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	143,515.480	8.41%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	97,331.910	5.70%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	87,624.496	5.13%
Class I
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	898,175.689	20.83%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	859,888.911	19.94%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	551,506.627	12.79%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	352,621.472	8.17%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	294,581.094	6.83%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	237,904.527	5.51%

Eaton Vance Tax-Managed Global Dividend Income Fund
Class A
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	3,851,301.419	13.35%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	3,424,406.784	11.87%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	2,977,485.613	10.32%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	2,629,870.753	9.12%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	2,254,945.039	7.82%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	2,133,532.026	7.40%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	1,601,469.525	5.55%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	1,514,824.658	5.25%
Class C
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	362,665.925	14.75%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	361,637.067	14.71%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	318,110.830	12.94%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	271,070.337	11.02%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	246,115.645	10.01%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	156,757.250	6.37%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	152,156.756	6.19%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	142,820.407	5.81%
Class I
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	2,191,971.554	18.76%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,586,021.608	13.57%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	1,210,011.064	10.35%

		Address	Amount of Securities Owned	Percentage Owned
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,176,440.158	10.07%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,054,125.107	9.02%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	884,280.855	7.57%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	800,463.166	6.85%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	787,162.560	6.73%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	715,568.369	6.12%

Eaton Vance Tax-Managed Growth Fund 1.1
Class A
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	2,884,928.098	12.20%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	2,642,196.221	11.17%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	2,262,402.471	9.56%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	1,895,126.573	8.01%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,697,381.179	7.17%
Class C
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	20,499.321	14.27%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	13,754.309	9.58%
	SEI Private Trust Company C/O Regions Bank	1 Freedom Valley Drive, Oaks, PA 19456	9,959.184	6.93%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	9,081.131	6.32%
	RBC Capital Markets LLC	510 Marquette Ave., Minneapolis, MN 55402-1110	8,420.931	5.86%
Class I
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	505,872.953	15.53%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	402,416.542	12.35%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	317,651.297	9.75%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	275,806.830	8.46%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	242,164.381	7.43%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	224,208.659	6.88%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	201,855.560	6.19%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	187,518.223	5.75%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	182,706.496	5.61%

Eaton Vance Tax-Managed Growth Fund 1.2
Class A
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	3,532,477.802	16.31%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	2,718,736.270	12.56%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	2,209,376.739	10.20%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,590,648.914	7.34%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	1,460,659.011	6.74%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,277,042.254	5.89%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	1,175,134.717	5.42%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	1,140,964.942	5.27%
Class C
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	199,472.469	12.07%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	197,188.980	11.93%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	194,127.599	11.75%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	157,548.581	9.53%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	147,848.720	8.95%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	111,035.425	6.72%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	110,533.770	6.69%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	104,373.116	6.31%
Class I
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	1,064,840.975	14.11%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	928,578.850	12.31%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	741,536.576	9.83%
	TD Ameritrade	PO Box 2226, Omaha, NE 68103-2226	681,702.255	9.03%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	633,596.373	8.40%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	568,220.838	7.53%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	550,395.256	7.29%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	543,743.503	7.20%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	541,764.812	7.18%

Eaton Vance Tax-Managed Multi-Cap Growth Fund
Class A
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	336,616.149	12.82%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	310,818.237	11.84%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	292,018.541	11.12%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	246,617.417	9.39%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	191,216.520	7.28%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	163,905.096	6.24%
Class C
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	80,623.513	23.16%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	55,862.394	16.05%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	40,317.261	11.58%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	37,835.237	10.87%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	17,798.758	5.11%

		Address	Amount of Securities Owned	Percentage Owned
Eaton Vance Tax-Managed Small-Cap Fund
Class A
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	360,000.115	11.26%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	338,546.483	10.59%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	278,141.172	8.70%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	269,110.716	8.41%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	197,373.289	6.17%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	192,478.148	6.02%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	185,492.655	5.80%
Class C
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	29,574.240	18.84%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	24,211.318	15.42%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	14,557.373	9.27%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	14,411.130	9.18%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	10,851.483	6.91%
	JP Morgan Securities LLC	4 Chase Metrotech Center, Brooklyn, NY 11245	10,861.279	6.91%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	10,190.600	6.49%
Class I
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	115,244.302	14.18%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	104,831.958	12.90%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	104,256.919	12.83%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	82,544.097	10.15%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	57,225.293	7.04%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	50,401.014	6.20%
	SEI Private Trust Company C/O Mellon Bank	One Freedom Valley Drive, Oaks, PA 19456	49,959.199	6.14%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	44,000.672	5.41%
	SEI Private Trust Company C/O State Street Bank	One Freedom Valley Drive, Oaks, PA 19456	41,211.360	5.07%

Eaton Vance Tax-Managed Value Fund
Class A
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,467,376.179	11.48%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,408,669.185	11.02%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	1,338,871.796	10.47%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,099,006.511	8.60%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	828,199.400	6.48%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	775,157.686	6.06%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	701,378.322	5.48%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	674,666.331	5.28%
Class C
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	164,409.033	24.14%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	119,616.627	17.56%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	67,311.461	9.88%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	47,096.589	6.91%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	45,826.787	6.72%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	43,858.391	6.44%
Class I
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	962,606.023	14.31%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	874,669.592	13.01%
	American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	730,212.056	10.86%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	685,095.404	10.19%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	509,108.811	7.57%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	472,200.180	7.02%
	Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	460,011.691	6.48%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	440,494.603	6.55%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	390,946.929	5.81%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	378,420.924	5.62%

Parametric Commodity Strategy Fund
Investor Class
	Lincoln Retirement Services Company FBO Shands Health Care 403B	PO Box 7876, Fort Wayne, IN 46801-7876	1,269,187.300	30.80%
	Lincoln Retirement Services Company FBO Shands Health Care 401A	PO Box 7876, Fort Wayne, IN 46801-7876	930,463.650	22.58%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	843,952.201	20.48%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	699,879.191	16.98%
	TD Ameritrade	PO Box 2226, Omaha, NE 68103-2226	229,438.718	5.56%
Institutional Class
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	37,650,104.223	54.58%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	18,586,216.953	26.94%

	Address	Amount of Securities Owned	Percentage Owned
Parametric Dividend Income Fund
Investor Class
National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	159,213.985	69.53%
Great-West Trust Company LLC	8515 E. Orchard Rd. 2T2, Greenwood Village, CO 80111	40,548.981	17.70%
TD Ameritrade	PO Box 2226, Omaha, NE 68103-2226	15,342.981	6.70%

Institutional Class
SEI Private Trust Company C/O Trust ID 866	One Freedom Valley Drive, Oaks, PA 19456	1,058,430.077	51.07%
SEI Private Trust Company C/O Trust ID 866	One Freedom Valley Drive, Oaks, PA 19456	356,013.555	17.17%
National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	212,053.091	10.23%
SEI Private Trust Company C/O Trust ID 866	One Freedom Valley Drive, Oaks, PA 19456	201,179.277	9.70%
Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	119,877.969	5.78%

Parametric Emerging Markets Fund
Investor Class
National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	823,361.177	25.55%
Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	605,725.190	18.80%
Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	281,448.389	8.73%
Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	210,501.924	6.53%
Class C
American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	14,102.453	31.39%
Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	7,789.647	17.34%
Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	3,233.208	7.19%
Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	3,141.045	6.99%
Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	2,912.555	6.48%
UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	2,828.187	6.29%
Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	2,354.387	5.24%
Institutional Class
National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	6,563,402.164	22.36%
Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	5,115,070.719	17.43%
SEI Private Trust Company C/O Rockland Trust	One Freedom Valley Drive, Oaks, PA 19456	4,440,869.764	15.13%
Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	2,885,612.443	9.83%
Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,980,304.773	6.74%
Class R6
National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	4,116,828.402	72.73%
TIAA, FSB Cust/TTEE FBO: Retirement Plans for which TIAA Acts as Recordkeeper	211 North Broadway, Suite 1000, St. Louis, MO 63102-2733	1,066,348.717	18.83%

Parametric International Equity Fund
Class A
Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	2,147,530.225	27.74%
National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,961,056.332	25.33%
DCGT as TTEE and/or Cust FBO PLIC Various Retirement Omnibus	711 High Street, Des Moines, IA 50392	1,274,904.765	16.47%
Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	1,087,041.075	14.04%
Institutional Class
Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	8,052,635.141	31.01%
National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	6,758,655.742	26.03%
TD Ameritrade	PO Box 2226, Omaha, NE 68103-2226	2,509,069.231	9.66%
Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	2,034,849.514	7.83%
Class R
State Street Bank Custodian FBO ADP Access Product Large Market 401K	1 Lincoln St., Boston, MA 02111-2901	260,115.835	74.03%
Great-West Trust Company LLC	8515 E. Orchard Rd. 2T2, Greenwood Village, CO 80111	67,499.561	19.21%
Class R6
USCGT DAF Growth & Income Fund C/O Eaton Vance Management	Two International Place, Boston, MA 02110-0000	1,388,837.569	15.08%
Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	1,366,413.213	14.84%
Reliance Trust Company FBO MassMutual Registered Product	PO Box 28004, Atlanta, GA 30358	914,024.518	9.92%
USCGT DAF Growth Fund C/O Eaton Vance Management	Two International Place, Boston, MA 02110-0000	900,534.194	9.78%
EVTC Collective Investment Trust FBO EMP Benefit Plans Moderate Fund C/O Eaton Vance Management**	Two International Place, Boston, MA 02110-4104	747,759.344	8.12%
State Street Bank Custodian FBO ADP Access Product Large Market 401K	1 Lincoln St., Boston, MA 02111-2901	483,823.448	5.25%

Parametric Tax-Managed International Equity Fund
Investor Class
Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	223,820.179	12.89%
UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	210,897.762	12.15%
Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	163,962.981	9.44%

	Address	Amount of Securities Owned	Percentage Owned
National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	149,909.903	8.63%
LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	135,494.162	7.80%
Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	93,926.660	5.41%
Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	91,417.256	5.26%
Class C
National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	8,318.722	21.24%
Barry J. & Lynne D. Fitzgerald TTEES Barry J. Fitzgerald & Lynne D. Fitzgerald Joint Rev Living Trust	48055 Bayshore Dr., Van Buren TWP, MI 48111-2260	5,847.699	14.93%
Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	4,852.467	12.39%
Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	4,000.747	10.21%
Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	3,516.885	8.98%
Elaine Y Bellan	10312 Collingham Dr., Fairfax, VA 22032-2605	2,140.451	5.46%
Institutional Class
National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	276,049.029	25.26%
Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	196,549.600	17.98%
Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	167,949.668	15.37%
American Enterprise Investment SVC	707 2nd Ave S, Minneapolis, MN 55402-2405	131,894.500	12.07%
UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	95,396.784	8.73%
Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	57,195.686	5.23%

Parametric Volatility Risk Premium – Defensive Fund
Institutional Class
National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	29,752,416.918	35.53%
Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	14,454,879.054	17.26%
HOCO	922 Walnut Street, Mailstop TBTS 2, Kansas City, MO 64106	6,403,462.089	7.64%

Eaton Vance Series Fund, Inc.

Eaton Vance Emerging Markets Debt Opportunities Fund
Class A
Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	1,792,362.647	60.89%
Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	371,598.916	12.62%
National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	258,660.788	8.78%
Class I
National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	6,518,277.256	17.90%
Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	5,703,289.433	15.66%
LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	4,531,182.398	12.44%
Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	4,193,375.374	11.51%
UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	3,635,452.874	9.98%
TD Ameritrade	P.O. Box 2226, Omaha, NE 68103-2226	3,362,829.679	9.23%
Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	3,129,892.974	8.59%
Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	2,561,862.205	7.03%
Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	2,275,999.816	6.25%
Class R6
Eaton Vane Short Duration Strategic Income Fund	2 International Pl., Boston, MA 02110-4104	6,546,284.990	45.03%
Northern Trust Company	P.O. Box 92956, Chicago, IL 60675	4,193,135.213	28.84%
Mac & Co	500 Grant Street, Room 151-1010, Pittsburgh, PA 15258	917,216.899	6.31%

Eaton Vance Series Trust

Eaton Vance Tax-Managed Growth Fund 1.0
Northern Trust Co Cust.	801 S. Canal, P.O. Box 92956, Chicago, IL 60675	53,523.650	7.50%

Eaton Vance Series Trust II

Eaton Vance Income Fund of Boston
Class A
National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	61,241,997.981	37.84%
Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	11,682,693.117	7.21%
Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	11,463,552.353	7.08%
Class C
Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	2,540,552.842	19.74%
Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	2,494,474.677	19.38%
Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	1,858,162.446	14.44%
LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	1,076,452.060	8.36%
National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	851,911.656	6.62%
American Enterprise Investment SVC	707 2nd Ave. S., Minneapolis, MN 55402-2405	665,313.844	5.17%
Class I
Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	219,952,171.026	27.25%
Morgan Stanley Smith Barney LLC	1 New York Plaza FL 12, New York, NY 10004-1901	199,714,929.095	24.75%
Goldman Sachs & Co	295 Chipeta Way, Salt Lake City, UT 84108-1287	146,426,633.075	18.14%
National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	79,960,296.415	9.90%

		Address	Amount of Securities Owned	Percentage Owned
Class R
	Hartford Life Insurance Company	1 Griffin Rd. N., Windsor, CT 06095-1512	1,767,192.391	36.37%
	Reliance Trust Co	PO Box 48529, Atlanta, GA 30362	558,468.089	11.49%
	Massachusetts Mutual Life Insurance Company	1295 State St. MIP M200-INVST, Springfield, MA 01111	543,158.105	11.17%
Class R6
	Edward D. Jones & Co	12555 Manchester Road, St. Louis, MO 63131-3710	174,451,024.539	79.84%

Parametric Tax-Managed Emerging Markets Fund
Institutional Class
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	5,901,539.611	33.57%
	Charles Schwab & Co. Inc.	101 Montgomery Street, San Francisco, CA 94104-4122	3,871,132.070	22.02%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	2,575,141.799	14.65%
	TD Ameritrade	PO Box 2226, Omaha, NE 68103-2226	1,827,539.676	10.39%

Eaton Vance Special Investment Trust

Eaton Vance Balanced Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	4,732,860.315	13.34%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	4,627,763.786	13.04%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	3,318,843.284	9.35%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	2,181,763.200	6.14%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	1,993,480.617	5.61%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	7,004,941.721	31.27%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	3,610,971.935	16.12%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	2,456,744.370	10.96%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	2,303,977.097	10.28%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,834,587.548	8.19%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	1,135,922.875	5.07%
Class I
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	5,409,536.939	15.11%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	4,789,265.406	13.38%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	4,542,136.318	12.68%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	4,313,977.655	12.05%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	4,216,399.278	11.77%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	3,946,070.719	11.02%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	3,737,233.343	10.44%
Class R
	Sammons Financial Network LLC	4546 Corporate Dr. Ste. 100, West Des Moines, IA 50266-5911	770,994.384	98.84%
Class R6
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	4,184,792.556	94.47%

Eaton Vance Core Bond Fund
Class A
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	371,724.581	18.23%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	268,134.871	13.15%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	259,672.551	12.73%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	207,888.346	10.19%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	207,307.843	10.16%
	Edward D. Jones & Co.	12555 Manchester Road, St. Louis, MO 63131-3710	199,299.935	9.77%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	125,523.888	6.15%
Class I
	USCGT DAF Growth & Income Fund	Two International Place, Boston, MA 02110	3,306,244.965	25.43%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	2,187,771.518	16.82%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	2,124,471.078	16.34%
	Eaton Vance Trust Company Collective Investment Trust**	Two International Place, Boston, MA 02110-4104	1,290,289.534	9.92%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	771,498.559	5.93%

Eaton Vance Dividend Builder Fund
Class A
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	5,131,994.604	11.95%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	4,040,857.407	9.40%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	3,215,025.421	7.48%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	3,066,981.377	7.14%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	2,966,357.572	6.90%
Class C
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	347,945.655	19.92%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	286,135.269	16.38%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	186,899.280	10.70%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	148,351.926	8.49%

		Address	Amount of Securities Owned	Percentage Owned
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	144,131.885	8.25%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	138,552.705	7.93%
Class I
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	2,301,929.245	19.93%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	1,608,301.483	13.92%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	1,410,374.036	12.21%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,359,175.436	11.76%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	789,564.950	6.83%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	727,825.635	6.30%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	709,426.081	6.14%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	599,886.710	5.19%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	581,175.580	5.03%

Eaton Vance Greater India Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	728,285.039	18.11%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	404,197.176	10.05%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	392,941.577	9.77%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	387,658.966	9.64%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	368,781.040	9.17%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	247,241.542	6.14%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	222,538.324	5.53%
	TD Ameritrade	P.O. Box 2226, Omaha, NE 68103-2226	221,029.695	5.49%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	70,117.622	31.80%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	40,285.731	18.27%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	24,705.068	11.20%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	20,793.747	9.43%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	16,318.997	7.40%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	13,642.376	6.18%
Class I
	JP Morgan Securities LLC	4 Chase Metrotech Center, Brooklyn, NY 11245	556,766.518	36.34%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	188,934.600	12.33%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	149,760.403	9.77%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	98,981.829	6.46%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	84,808.021	5.53%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	84,138.909	5.49%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	80,848.771	5.27%

Eaton Vance Growth Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	901,726.315	11.30%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	792,156.205	9.93%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	609,411.262	7.64%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	496,304.487	6.22%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	455,504.544	5.71%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	94,952.974	17.12%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	78,262.656	14.11%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	77,113.817	13.90%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	74,122.758	13.36%
	JP Morgan Securities LLC	4 Chase Metrotech Center, Brooklyn, NY 11245	43,675.662	7.87%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	31,064.274	5.60%
Class I
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	530,763.649	25.23%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	267,005.260	12.69%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	185,508.852	8.81%
	Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	184,993.107	8.79%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	117,410.342	5.58%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	114,126.445	5.42%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	110,089.699	5.23%
Class R
	Massachusetts Mutual Life Insurance Company	1295 State St. C105, Springfield, MA 01111-0001	23,240.286	33.62%
	AXA Equitable Life for Separate Account on behalf of Verious Expediter 401K Plans	Equitable Life 200 Plaza Dr., Secaucus, NJ 07094	20,394.667	29.50%
	Matrix Trust Company Cust. FBO East Central District Health Department	717 17th Street, Suite 1300, Denver, CO 80202	12,654.040	18.30%

Eaton Vance Large-Cap Value Fund
Class A
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	3,490,803.415	11.47%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	2,987,687.366	9.82%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	2,890,703.187	9.50%

		Address	Amount of Securities Owned	Percentage Owned
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	2,767,574.161	9.09%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,526,047.929	5.01%
Class C
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	237,010.380	23.15%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	161,832.094	15.80%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	118,418.519	11.56%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	85,384.313	8.34%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	82,320.206	8.04%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	76,122.772	7.43%
Class I
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	7,737,591.760	21.37%
	Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	6,721,534.520	18.56%
	UBS WM USA	1000 Harbor Blvd., Weehawken, NJ 07086	4,831,696.463	13.34%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	2,545,256.970	7.03%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	2,234,837.952	6.17%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	1,908,261.746	5.27%
	TIAA	211 North Broadway, Suite 1000, St. Louis, MO 63102-2733	1,826,366.118	5.04%
Class R
	Voya Institutional Trust Company	One Orange Way, B3N, Windsor, CT 06095-4774	578,939.059	25.78%
	Hartford Life Insurance Company	1 Griffin Rd. N, Windsor, CT 06095-1512	499,383.825	22.23%
	Voya Retirement Insurance and Annuity Company	1 Orange Way, Windsor, CT 06095-4774	334,501.784	14.89%
Class R6
	Great-West Trust Company LLC TTEE Navistar Inc. Retirement Accumulation	8525 E. Orchard Rd., Greenwood Village, CO 80111	1,458,126.529	44.98%
	TIAA	211 North Broadway, Suite 1000, St. Louis, MO 63102-2733	913,789.229	28.18%
	Great-West Trust Company LLC TTEE Employee Benefits Clients 401K	8515 E. Orchard Rd., 2T2, Greenwood Village, CO 80111	358,332.853	11.05%
	Great-West Trust Company LLC TTEE Navistar Inc. 401K	8525 E. Orchard Rd., Greenwood Village, CO 80111	191,250.161	5.89%

Eaton Vance Real Estate Fund
Class A
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	94,854.033	17.59%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	80,938.373	15.01%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	69,094.716	12.81%
	Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	52,146.814	9.67%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	40,701.159	7.54%
Class I
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	499,162.856	35.49%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	386,174.805	27.45%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	187,442.048	13.32%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	140,840.630	10.01%

Eaton Vance Short Duration Inflation-Protected Income Fund
Class A	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,016,853.605	33.19%
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	494,190.816	16.13%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	350,044.592	11.42%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	270,451.175	8.82%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	154,436.208	5.04%
Class C
	RBC Capital Markets LLC	510 Marquette Ave., Minneapolis, MN 55402-1110	118,908.658	27.38%
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	79,896.955	18.39%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	61,402.511	14.13%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	28,615.950	6.58%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	26,137.842	6.01%
Class I
	Charles Schwab & Co. Inc.	211 Main St., San Francisco, CA 94105	2,314,202.783	17.53%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	1,631,787.531	12.36%
	USCGT DAF Gift Preservation Fund c/o Eaton Vance Management	Two International Place, Boston, MA 02110	1,554,806.654	11.78%
	USCGT DAF Income Fund c/o Eaton Vance Management	Two International Place, Boston, MA 02110	1,376,742.550	10.43%
	Morgan Stanley Smith Barney LLC	1 New York Plaza, FL 12, New York, NY 10004-1901	1,361,605.316	10.31%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	1,033,648.865	7.83%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	817,241.703	6.19%

Eaton Vance Small-Cap Fund
Class A
	Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	244,298.329	13.47%
	National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	235,360.571	12.98%
	Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	173,548.988	9.57%
	American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	153,197.814	8.45%
	LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	104,300.105	5.75%

	Address	Amount of Securities Owned	Percentage Owned
Class C
Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	84,418.572	29.35%
Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	64,054.960	22.27%
Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	40,552.242	14.10%
National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	22,943.101	7.97%
LPL Financial	4707 Executive Drive, San Diego, CA 92121-3091	18,126.532	6.30%
American Enterprise Investment SVC	707 2nd Ave. S, Minneapolis, MN 55402-2405	15,347.181	5.33%
Class I
Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	1,271,591.242	25.89%
Raymond James	880 Carillon Parkway, St. Petersburg, FL 33716	1,188,210.083	24.19%
National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	809,612.513	16.48%
Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	333,694.198	6.79%
DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus	711 High Street, Des Moines, IA 50392	283,680.164	5.77%
Class R
AXA Equitable Life for Separate Acct on behalf of Verious Expediter 401L Plans	Equitable Life, 200 Plaza Dr., Secaucus, NJ 07094	21,482.347	52.64%
Ascensus Trust Company	P.O. Box 10758, Fargo, ND 58106	6,340.222	15.53%
D. Outwater & R. Pinckes Outwater	8515 E. Orchard Rd., 2T2, Greenwood Village, CO 80111	4,434.777	10.86%
Matrix Trust Company FBO Ramona Humane Society, Inc. 403(b)	717 17Th Street, Suite 1300, Denver, CO 80202	2,611.897	6.40%
PAI Trust Company, Inc. Bowie Baysox Baseball Club, LLC	1300 Enterprise Drive, De Pere, WI 54115	2,433.658	5.96%

Eaton Vance Special Equities Fund
Class A
Merrill Lynch, Pierce, Fenner & Smith	4800 Deer Lake Dr. E, 3rd Floor, Jacksonville, FL 32246-6486	85,403.709	6.85%
Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	74,279.643	5.95%
Class C
RBC Capital Markets LLC	510 Marquette Ave., Minneapolis, MN 55402-1110	9,395.838	33.89%
Wells Fargo Clearing SVCS LLC	2801 Market Street, St. Louis, MO 63103	7,448.194	26.86%
Pershing LLC	1 Pershing Plaza, Jersey City, NJ 07399-0001	5,421.269	19.55%
National Financial Services LLC	499 Washington Blvd., Jersey City, NJ 07310	2,141.763	7.72%
Class I
USCGT DAF Growth Fund c/o Eaton Vance Management	Two International Place, Boston, MA 02110	209,146.033	35.08%
EVTC Collective Investment Trust FBO Employee Benefit Plans Moderate Fund**	Two International Place, Boston, MA 02110-4104	119,636.382	20.07%
USCGT DAF Growth & Income Fund c/o Eaton Vance Management	Two International Place, Boston, MA 02110	112,084.784	18.80%
Charles Schwab & Co. Inc.	211 Main Street, San Francisco, CA 94105	32,658.890	5.47%

Eaton Vance Variable Trust

Eaton Vance VT Floating-Rate Income Fund
Initial Class
IDS Life Insurance Company	1099 Ameriprise Financial Center, Minneapolis, MN 55474	10,487,034.298	19.12%
Nationwide Life Insurance Company	One Nationwide Plaza, Columbus, OH 73215	6,200,031.795	11.30%
Jefferson National Life Insurance Company	One Nationwide Plaza, Columbus, OH 73215	5,854,565.783	10.67%
AXA Equitable Life Separate Account	1290 Avenue of the Americas, 12th Floor, New York, NY 10104	5,557,464.746	10.13%
Great-West Life & Annuity	8515 East Orchard Road, Greenwood Village, CO 80111	4,775,231.455	8.71%
GE Life and Assurance Company	6620 West Broad Street, Building 2, Richmond, VA 23230	3,952,456.131	7.21%
Nationwide Life Insurance Company	One Nationwide Plaza, Columbus, OH 73215	3,786,484.265	6.90%
The Lincoln National Life Insurance Company	1300 S. Clinton Street, Fort Wayne, IN 46802	3,571,001.057	6.51%
Nationwide Life Insurance Company	One Nationwide Plaza, Columbus, OH 73215	2,812,971.484	5.13%

ADV Class
Symetra Life Insurance Company	777 108th Avenue NE, Bellevue, WA 98004	239,513.047	52.28%
The Lincoln National Life Insurance Company	1300 S. Clinton Street, Fort Wayne, IN 46802	206,347.882	45.04%

Institutional Class
Eaton Vance Management	Two International Place, Boston, MA 02110-4104	111.112	100%

Eaton Vance NextShares Trust

Eaton Vance Global Income Builder NextShares
Eaton Vance Management	Two International Place, Boston, MA 02110	600,000.000	100%

Eaton Vance Stock NextShares
Eaton Vance Management	Two International Place, Boston, MA 02110	450,000.000	100%

	Address	Amount of Securities Owned	Percentage Owned
Eaton Vance NextShares Trust II
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares
Eaton Vance Management	Two International Place, Boston, MA 02110	700,000.000	100%

*       As of the record date, Eaton Vance Management (“Eaton Vance”) and/or its affiliates own and/or have the power to vote (including where a Fund invests in Class I or Institutional Class Shares of another Fund or Funds) shares of certain Funds. Eaton Vance and its affiliates intend to vote such shares in the same proportion as those cast by other shareholders (unless otherwise required by the plan or agreement governing the shares), except in the case of Funds where Eaton Vance and/or its affiliates own 25% or more of the Fund’s outstanding shares as of the record date, as disclosed below. In the case of Funds where Eaton Vance and/or its affiliates own 25% or more of the Fund’s outstanding shares as of the record date, Eaton Vance and its affiliates intend to vote those shares in favor of each applicable Proposal as they may already be deemed to control those Funds because of the size of their ownership interest. As disclosed below, in the case of certain Series, the favorable vote of Eaton Vance and/or its affiliates will be sufficient to result in the approval of certain Proposals.

**	Investment vehicle for profit sharing and retirement savings plans sponsored by EVM and certain of its affiliated entities.

As of November 30, 2020, the following entities owned the approximate percentage indicated of the outstanding voting interests in a Portfolio. Interests in a Portfolio may only be held by certain investment companies and other entities. Interests in a Portfolio cannot be purchased by a Trustee or officer of a Portfolio.

	Address	Percentage Owned
Core Bond Portfolio
Eaton Vance Balanced Fund	Two International Place, Boston, MA 02110	72.12%
Eaton Vance Core Bond Fund	Two International Place, Boston, MA 02110	27.88%
Emerging Markets Local Income Portfolio
Eaton Vance Emerging Markets Local Income Fund	Two International Place, Boston, MA 02110	94.06%
Eaton Vance Floating Rate Portfolio
Eaton Vance Floating-Rate Fund	Two International Place, Boston, MA 02110	87.69%
Eaton Vance Floating-Rate & High Income Fund	Two International Place, Boston, MA 02110	12.30%
Global Income Builder Portfolio
Eaton Vance Global Income Builder Fund	Two International Place, Boston, MA 02110	97.75%
Global Macro Absolute Return Advantage Portfolio
Eaton Vance Global Macro Absolute Return Advantage Fund	Two International Place, Boston, MA 02110	91.13%
Eaton Vance Short Duration Strategic Income Fund	Two International Place, Boston, MA 02110	8.43%
Global Macro Capital Opportunities Portfolio
Eaton Vance Emerging and Frontier Countries Equity Fund	Two International Place, Boston, MA 02110	99.99%
Global Macro Portfolio
Eaton Vance Global Macro Absolute Return Fund	Two International Place, Boston, MA 02110	99.99%
Global Opportunities Portfolio
Eaton Vance Short Duration Strategic Income Fund	Two International Place, Boston, MA 02110	95.10%
Greater India Portfolio
Eaton Vance Greater India Fund	Two International Place, Boston, MA 02110	99.99%
High Income Opportunities Portfolio
Eaton Vance High Income Opportunities Fund	Two International Place, Boston, MA 02110	84.83%
Eaton Vance Short Duration Strategic Income Fund	Two International Place, Boston, MA 02110	15.17%
International Income Portfolio
Èaton Vance Diversified Currency Income Fund	Two International Place, Boston, MA 02110	99.98%
Senior Debt Portfolio
Eaton Vance Floating-Rate Advantage Fund	Two International Place, Boston, MA 02110	97.17%
Stock Portfolio
Eaton Vance Balanced Fund	Two International Place, Boston, MA 02110	85.46%
Eaton Vance Stock Fund	Two International Place, Boston, MA 02110	13.53%
Tax-Managed Growth Portfolio
Belvedere Capital Fund Company LLC[1]	Two International Place, Boston, MA 02110	83.61%
Eaton Vance Tax-Managed Growth Fund 1.1	Two International Place, Boston, MA 02110	7.41%
Tax-Managed International Equity Portfolio
Parametric Tax-Managed International Equity Fund	Two International Place, Boston, MA 02110	50.42%
Eaton Vance Tax-Managed Equity Asset Allocation Fund	Two International Place, Boston, MA 02110	49.58%

	Address	Percentage Owned
Tax-Managed Multi-Cap Growth Portfolio
Eaton Vance Tax-Managed Multi-Cap Growth Fund	Two International Place, Boston, MA 02110	57.95%
Eaton Vance Tax-Managed Equity Asset Allocation Fund	Two International Place, Boston, MA 02110	42.05%
Tax-Managed Small-Cap Portfolio
Eaton Vance Tax-Managed Small-Cap Fund	Two International Place, Boston, MA 02110	65.88%
Eaton Vance Tax-Managed Equity Asset Allocation Fund	Two International Place, Boston, MA 02110	34.12%
Tax-Managed Value Portfolio
Eaton Vance Tax-Managed Value Fund	Two International Place, Boston, MA 02110	81.15%
Eaton Vance Tax-Managed Equity Asset Allocation Fund	Two International Place, Boston, MA 02110	18.85%
5-to-15 Year Laddered Municipal Bond Portfolio
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund	Two International Place, Boston, MA 02110	99.13%

1 A Massachusetts limited liability company.

As of November 30, 2020, the current Trustees/Directors and officers of each Fund individually and as a group own beneficially less than 1% of the outstanding shares of a class of a Fund except as follows:

[TO BE U PDATED]

Fund/Class	Amount of Securities Owned	Percentage Owned

As of November 30, 2020, Eaton Vance and/or its affiliates owned 25% or more of the outstanding shares of each Fund listed below:

[TO BE UPDATED]

Fund/Class	Amount of Securities Owned	Percentage Owned

As of November 30, 2020, the favorable vote of Eaton Vance and/or its affiliates will be sufficient to result in the approval of Proposal 1B for each Series listed below:

SERIES	Percentage Owned

Eaton Vance Global Income Builder NextShares	%
Eaton Vance Stock NextShares	%
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	%

As of November 30, 2020, the favorable vote of Eaton Vance and/or its affiliates will be sufficient to result in the approval of Proposal 2A for each Series listed below:

SERIES	Percentage Owned

Eaton Vance Global Income Builder NextShares	%

As of November 30, 2020, the favorable vote of Eaton Vance and/or its affiliates will be sufficient to result in the approval of Proposal 2B for each Series listed below:

SERIES	Percentage Owned

Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	%

As of November 30, 2020, the favorable vote of Eaton Vance and/or its affiliates will be sufficient to result in the approval of Proposal 3A for each Series listed below:

SERIES	Percentage Owned

Eaton Vance Stock NextShares	%
Eaton Vance Global Income Builder NextShares	%
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	%

As of November 30, 2020, the favorable vote of Eaton Vance and/or its affiliates will be sufficient to result in the approval of Proposal 4A for each Series listed below:

SERIES	Percentage Owned

Eaton Vance Global Income Builder NextShares	%

Appendix Z

AFFILIATED BROKERAGE COMMISSIONS

The table below provides information on the aggregate amount of commissions paid by a Fund to a broker that is (i) an affiliated person of the Funds, (ii) an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Funds or Eaton Vance (collectively, “Affiliated Brokers”), and the percentage of a Fund’s aggregate brokerage commissions paid to any such Affiliated Broker during the Funds’ most recently completed fiscal year. As a result of the Closing, broker-dealers affiliated with Morgan Stanley, including Morgan Stanley & Co. LLC and Morgan Stanley Smith Barney LLC, each will be considered an Affiliated Broker of the Funds and transactions with these brokers are included below. No brokerage commissions were paid to any other affiliated brokers during each Fund’s most recent fiscal year.

	Aggregate Brokerage Commissions Paid to an Affiliated Broker	Percentage of the Fund’s/Portfolio’s Aggregate Brokerage Commission Paid to an Affiliated Broker
Eaton Vance Growth Trust
Eaton Vance Atlanta Capital Focused Growth Fund	$60,207	3%
Eaton Vance Atlanta Capital Select Equity Fund	$99,546	8%
Eaton Vance Atlanta Capital SMID-Cap Fund	$1,353,178	15%
Eaton Vance Focused Global Opportunities Fund	$2,143	1%
Eaton Vance Focused Growth Opportunities Fund	$144,650	7%
Eaton Vance Focused Value Opportunities Fund	$184,223	24%
Eaton Vance Greater China Growth Fund	$24,475	9%
Eaton Vance Hexavest Global Equity Fund	$36,661	6%
Eaton Vance Hexavest International Equity Fund	$82,113	6%
Eaton Vance International Small-Cap Fund	$44,214	3%
Eaton Vance Richard Bernstein All Asset Strategy Fund	$360,298	7%
Eaton Vance Richard Bernstein Equity Strategy Fund	$175,430	23%
Eaton Vance Worldwide Health Sciences Fund	$359,324	1%

Eaton Vance Investment Trust
Eaton Vance Floating-Rate Municipal Income Fund	None	0%
Eaton Vance National Limited Maturity Municipal Income Fund	None	0%
Eaton Vance New York Municipal Opportunities Fund	None	0%
Eaton Vance Short Duration Municipals Opportunities Fund	$13,070	0%

Eaton Vance Municipals Trust
Eaton Vance Arizona Municipal Income Fund	None	0%
Eaton Vance California Municipal Opportunities Fund	None	0%
Eaton Vance Connecticut Municipal Income Fund	None	0%
Eaton Vance Georgia Municipal Income Fund	None	0%
Eaton Vance Maryland Municipal Income Fund	None	0%
Eaton Vance Massachusetts Municipal Income Fund	None	0%
Eaton Vance Minnesota Municipal Income Fund	None	0%
Eaton Vance Missouri Municipal Income Fund	None	0%
Eaton Vance Municipal Opportunities Fund	$11,103	0%
Eaton Vance National Municipal Income Fund	None	0%
Eaton Vance New Jersey Municipal Income Fund	None	0%
Eaton Vance New York Municipal Income Fund	None	0%
Eaton Vance North Carolina Municipal Income Fund	None	0%
Eaton Vance Ohio Municipal Income Fund	None	0%
Eaton Vance Oregon Municipal Income Fund	None	0%
Eaton Vance Pennsylvania Municipal Income Fund	None	0%
Eaton Vance South Carolina Municipal Income Fund	None	0%
Eaton Vance Virginia Municipal Income Fund	None	0%

Eaton Vance Municipals Trust II
Eaton Vance High Yield Municipal Income Fund	None	0%
Parametric TABS Intermediate-Term Municipal Bond Fund	None	0%
Parametric TABS Short-Term Municipal Bond Fund	None	0%
Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund	None	0%
Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund	None	0%
Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund	None	0%

Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund	None	0%
Eaton Vance Core Plus Bond Fund	None	0%
Eaton Vance Emerging and Frontier Countries Equity Fund	None	0%
Eaton Vance Emerging Markets Debt Fund	None	0%
Eaton Vance Emerging Markets Local Income Fund	None	0%
Eaton Vance Floating-Rate Advantage Fund	None	0%

	Aggregate Brokerage Commissions Paid to an Affiliated Broker	Percentage of the Fund’s/Portfolio’s Aggregate Brokerage Commission Paid to an Affiliated Broker
Eaton Vance Floating-Rate Fund	None	0%
Eaton Vance Floating-Rate & High Income Fund	None	0%
Eaton Vance Global Bond Fund (formerly Eaton Vance Diversified Currency Income Fund)	None	0%
Eaton Vance Global Income Builder Fund	None	0%
Eaton Vance Global Macro Absolute Return Advantage Fund	None	0%
Eaton Vance Global Macro Absolute Return Fund	None	0%
Eaton Vance Global Small-Cap Equity Fund	$29,941	4%
Eaton Vance Government Opportunities Fund	None	0%
Eaton Vance High Income Opportunities Fund	None	0%
Eaton Vance Multi-Asset Credit Fund	None	0%
Eaton Vance Short Duration Government Income Fund	None	0%
Eaton Vance Short Duration High Income Fund	None	0%
Eaton Vance Short Duration Strategic Income Fund	None	0%
Eaton Vance Stock Fund	None	0%
Eaton Vance Tax-Managed Equity Asset Allocation Fund	None	0%
Eaton Vance Tax-Managed Global Dividend Income Fund	$912,954	5%
Eaton Vance Tax-Managed Growth Fund 1.1	None	0%
Eaton Vance Tax-Managed Growth Fund 1.2	None	0%
Eaton Vance Tax-Managed Multi-Cap Growth Fund	None	0%
Eaton Vance Tax-Managed Small-Cap Fund	None	0%
Eaton Vance Tax-Managed Value Fund	None	0%
Parametric Commodity Strategy Fund	None	0%
Parametric Dividend Income Fund	$12,536	0%
Parametric Emerging Markets Fund	$659,297	6%
Parametric International Equity Fund	$227,705	18%
Parametric Tax-Managed International Equity Fund	None	0%
Parametric Volatility Risk Premium – Defensive Fund	$28,504	0%

Eaton Vance Series Fund, Inc.
Eaton Vance Emerging Markets Debt Opportunities Fund	None	0%

Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0	None	0%

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	None	0%
Parametric Tax-Managed Emerging Markets Fund	$1,366,683	7%

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	None	0%
Eaton Vance Core Bond Fund	None	0%
Eaton Vance Dividend Builder Fund	$535,181	5%
Eaton Vance Greater India Fund	None	0%
Eaton Vance Growth Fund	$120,075	4%
Eaton Vance Large-Cap Value Fund	$1,026,523	10%
Eaton Vance Real Estate Fund	$20,199	7%
Eaton Vance Short Duration Inflation-Protected Income Fund	None	0%
Eaton Vance Small-Cap Fund	$50,550	4%
Eaton Vance Special Equities Fund	$24,615	6%

Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income Fund	None	0%

NEXTSHARESTM
Eaton Vance NextShares Trust
Eaton Vance Global Income Builder NextShares	None	0%
Eaton Vance Stock NextShares	None	0%

Eaton Vance NextShares Trust II
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	None	0%

	Aggregate Brokerage Commissions Paid to an Affiliated Broker	Percentage of the Fund’s/Portfolio’s Aggregate Brokerage Commission Paid to an Affiliated Broker
PORTFOLIOS
Core Bond Portfolio	None	0%
Emerging Markets Local Income Portfolio	$1,759	0%
Eaton Vance Floating Rate Portfolio	$18	0%
Global Income Builder Portfolio	$217,515	5%
Global Macro Absolute Return Advantage Portfolio	$364,787	0%
Global Macro Capital Opportunities Portfolio	$235,622	0%
Global Macro Portfolio	$216,074	0%
Global Opportunities Portfolio	None	0%
Greater India Portfolio	$183,914	2%
High Income Opportunities Portfolio	$17,112	0%
International Income Portfolio	$141	0%
Senior Debt Portfolio	$11	0%
Stock Portfolio	None	0%
Tax-Managed Growth Portfolio	$115,201	20%
Tax-Managed International Equity Portfolio	$25,453	2%
Tax-Managed Multi-Cap Growth Portfolio	$20,098	1%
Tax-Managed Small-Cap Portfolio	$116,164	6%
Tax-Managed Value Portfolio	$181,431	15%
5-to-15 Year Laddered Municipal Bond Portfolio	None	0%

1 For each of Eaton Vance Stock NextShares, Eaton Vance Global Income Builder NextShares and Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares, such expenses payable by the Fund shall include, without implied limitation, the expenses of any agent employed by the Fund to calculate intraday indicative net asset values.

Eaton Vance

EATON VANCE FUNDS
PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS
SCHEDULED TO BE HELD ON FEBRUARY 18, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned hereby appoints Maureen A. Gemma, James F. Kirchner, Deidre E. Walsh, Deborah A. Chlebek, Edward Perkin and Eric A. Stein, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Joint Meeting of Shareholders of the Series(s) to be held at the principal office of the Series, Two International Place, Boston, MA 02110, on Thursday, February 18, 2021 at 11:30 a.m., Eastern Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund(s) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

Receipt of the Notice of the Special Joint Meeting of Shareholders and the accompanying Proxy Statement are hereby acknowledged. The shares of Eaton Vance Series represented hereby will be voted as indicated or FOR the proposals if no choice is indicated. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

IMPORTANT NOTICE
REGARDING THE AVAILABILITY OF PROXY MATERIAL
for the Special Joint Meeting of Shareholders to be held on February 18, 2021.
The Proxy Statement for this meeting is available at:
https://www.proxy-direct.com/evf-31793

VOTE ON THE INTERNET
Log on to:
https://www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE: Call 1-800-337-3503
Follow the recorded instructions *available 24 hours*

VOTE BY MAIL
Vote, Sign and Mail in the enclosed Business Reply Envelope.
No postage necessary.

EV_31793_120320

FUNDS	FUNDS	FUNDS
Fund1	Fund2	Fund3
Fund4	Fund5	Fund6

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

A Proposals The Board responsible for your Series recommends that you vote "FOR" the Proposals with respect to your Series.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Eaton Vance Atlanta Capital Focused Growth Fund	☐	☐	☐	02 Eaton Vance Atlanta Capital SMID-Cap Fund	☐	☐	☐
03 Eaton Vance Greater China Growth Fund	☐	☐	☐	04 Eaton Vance Worldwide Health Sciences Fund	☐	☐	☐
05 Eaton Vance Floating-Rate Municipal Income Fund	☐	☐	☐	06 Eaton Vance National Limited Maturity Municipal Inc Fd	☐	☐	☐
07 Eaton Vance New York Municipal Opportunities Fund	☐	☐	☐	08 Eaton Vance Arizona Municipal Income Fund	☐	☐	☐
09 Eaton Vance California Municipal Opportunities Fund	☐	☐	☐	10 Eaton Vance Connecticut Municipal Income Fund	☐	☐	☐
11 Eaton Vance Georgia Municipal Income Fund	☐	☐	☐	12 Eaton Vance Maryland Municipal Income Fund	☐	☐	☐
13 Eaton Vance Massachusetts Municipal Income Fund	☐	☐	☐	14 Eaton Vance Minnesota Municipal Income Fund	☐	☐	☐
15 Eaton Vance Missouri Municipal Income Fund	☐	☐	☐	16 Eaton Vance National Municipal Income Fund	☐	☐	☐
17 Eaton Vance New Jersey Municipal Income Fund	☐	☐	☐	18 Eaton Vance New York Municipal Income Fund	☐	☐	☐
19 Eaton Vance North Carolina Municipal Income Fund	☐	☐	☐	20 Eaton Vance Ohio Municipal Income Fund	☐	☐	☐
21 Eaton Vance Oregon Municipal Income Fund	☐	☐	☐	22 Eaton Vance Pennsylvania Municipal Income Fund	☐	☐	☐
23 Eaton Vance South Carolina Municipal Income Fund	☐	☐	☐	24 Eaton Vance Virginia Municipal Income Fund	☐	☐	☐
25 Eaton Vance High Yield Municipal Income Fund	☐	☐	☐	26 Eaton Vance AMT-Free Municipal Income Fund	☐	☐	☐
27 Eaton Vance Core Plus Bond Fund	☐	☐	☐	28 Eaton Vance Emerging & Frontier Countries Equity Fund	☐	☐	☐
29 Eaton Vance Emerging Markets Local Income Fund	☐	☐	☐	30 Eaton Vance Floating-Rate Advantage Fund	☐	☐	☐
31 Eaton Vance Floating-Rate Fund	☐	☐	☐	32 Eaton Vance Floating-Rate & High Income Fund	☐	☐	☐
33 Eaton Vance Global Bond Fund	☐	☐	☐	34 Eaton Vance Global Income Builder Fund	☐	☐	☐
35 Eaton Vance Global Macro Absolute Return Fund	☐	☐	☐	36 Eaton Vance Global Small-Cap Equity Fund	☐	☐	☐
37 Eaton Vance Government Opportunities Fund	☐	☐	☐	38 Eaton Vance High Income Opportunities Fund	☐	☐	☐
39 Eaton Vance Short Duration Government Income Fd	☐	☐	☐	40 Eaton Vance Short Duration Strategic Income Fund	☐	☐	☐
41 Eaton Vance Stock Fund	☐	☐	☐	42 Eaton Vance Tax-Managed Equity Asset Allocation Fund	☐	☐	☐
43 Eaton Vance Tax-Managed Global Dividend Inc Fund	☐	☐	☐	44 Eaton Vance Tax-Managed Growth Fund 1.1	☐	☐	☐
45 Eaton Vance Tax-Managed Growth Fund 1.2	☐	☐	☐	46 Eaton Vance Tax-Managed Multi-Cap Growth Fund	☐	☐	☐
47 Eaton Vance Tax-Managed Small-Cap Fund	☐	☐	☐	48 Eaton Vance Tax-Managed Value Fund	☐	☐	☐

49 Parametric Emerging Markets Fund	☐	☐	☐	50 Parametric Tax-Managed International Equity Fund	☐	☐	☐
51 Eaton Vance Tax-Managed Growth Fund 1.0	☐	☐	☐	52 Eaton Vance Income Fund of Boston	☐	☐	☐
53 Parametric Tax-Managed Emerging Markets Fund	☐	☐	☐	54 Eaton Vance Balanced Fund	☐	☐	☐
55 Eaton Vance Core Bond Fund	☐	☐	☐	56 Eaton Vance Dividend Builder Fund	☐	☐	☐
57 Eaton Vance Greater India Fund	☐	☐	☐	58 Eaton Vance Growth Fund	☐	☐	☐
59 Eaton Vance Large-Cap Value Fund	☐	☐	☐	60 Eaton Vance Real Estate Fund	☐	☐	☐
61 Eaton Vance Short Dur Inflation-Protected Inc Fd	☐	☐	☐	62 Eaton Vance Small-Cap Fund	☐	☐	☐
63 Eaton Vance Special Equities Fund	☐	☐	☐	64 Eaton Vance VT Floating-Rate Income Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Eaton Vance Atlanta Capital Select Equity Fund	☐	☐	☐	02 Eaton Vance Focused Global Opportunities Fund	☐	☐	☐
03 Eaton Vance Focused Growth Opportunities Fund	☐	☐	☐	04 Eaton Vance Focused Value Opportunities Fund	☐	☐	☐
05 Eaton Vance Hexavest Global Equity Fund	☐	☐	☐	06 Eaton Vance Hexavest International Equity Fund	☐	☐	☐
07 Eaton Vance International Small-Cap Fund	☐	☐	☐	08 Eaton Vance Richard Bernstein All Asset Strat Fund	☐	☐	☐
09 Eaton Vance Richard Bernstein Equity Strategy Fund	☐	☐	☐	10 Eaton Vance Short Duration Municipals Opportunities Fd	☐	☐	☐
11 Eaton Vance Municipal Opportunities Fund	☐	☐	☐	12 Parametric TABS Intermediate-Term Municipal Bond Fd	☐	☐	☐
13 Parametric TABS Short-Term Municipal Bond Fund	☐	☐	☐	14 Parametric TABS 1-to-10 Year Laddered Muni Bond Fd	☐	☐	☐
15 Parametric TABS 5-to-15 Year Laddered Muni Bd Fd	☐	☐	☐	16 Parametric TABS 10-to-20 Year Laddered Muni Bond Fd	☐	☐	☐
17 Eaton Vance Emerging Markets Debt Fund	☐	☐	☐	18 Eaton Vance Global Macro Absolute Return Advge Fund	☐	☐	☐
19 Eaton Vance Multi-Asset Credit Fund	☐	☐	☐	20 Eaton Vance Short Duration High Income Fund	☐	☐	☐
21 Parametric Commodity Strategy Fund	☐	☐	☐	22 Parametric Dividend Income Fund	☐	☐	☐
23 Parametric International Equity Fund	☐	☐	☐	24 Parametric Volatility Risk Premium – Defensive Fund	☐	☐	☐
25 Eaton Vance Emerging Markets Debt Opp Fund	☐	☐	☐	26 Eaton Vance Global Income Builder NextShares	☐	☐	☐
27 Eaton Vance Stock NextShares	☐	☐	☐	28 Eaton Vance TABS 5-to-15 Yr Lad Muni Bd NextShares	☐	☐	☐

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Eaton Vance Focused Global Opportunities Fund	☐	☐	☐	02 Eaton Vance International Small-Cap Fund	☐	☐	☐
03 Eaton Vance Worldwide Health Sciences Fund	☐	☐	☐	04 Eaton Vance Global Income Builder Fund	☐	☐	☐
05 Eaton Vance Global Small-Cap Equity Fund	☐	☐	☐	06 Eaton Vance High Income Opportunities Fund	☐	☐	☐
07 Eaton Vance Tax-Managed Global Dividend Inc Fund	☐	☐	☐	08 Eaton Vance Income Fund of Boston	☐	☐	☐
09 Eaton Vance Global Income Builder NextShares	☐	☐	☐	10 Eaton Vance Multi-Asset Credit Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Parametric TABS Intermediate-Term Muni Bond Fd	☐	☐	☐	02 Parametric TABS Short-Term Municipal Bond Fund	☐	☐	☐
03 Parametric TABS 1-to-10 Year Laddered Muni Bond	☐	☐	☐	04 Parametric TABS 5-to-15 Year Laddered Muni Bd Fd	☐	☐	☐
05 Parametric TABS 10-to-20 Year Laddered Muni Bond	☐	☐	☐	06 Parametric Commodity Strategy Fund	☐	☐	☐
07 Parametric Dividend Income Fund	☐	☐	☐	08 Parametric Emerging Markets Fund	☐	☐	☐
09 Parametric International Equity Fund	☐	☐	☐	10 Parametric Tax-Managed International Equity Fund	☐	☐	☐
11 Parametric Volatility Risk Premium – Defensive Fund	☐	☐	☐	12 Parametric Tax-Managed Emerging Markets Fund	☐	☐	☐
13 Eaton Vance TABS 5-to-15 Yr Lad Muni NextShares	☐	☐	☐				

	FOR	AGAINST	ABSTAIN
01 Eaton Vance Greater India Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN
01 Eaton Vance Greater China Growth Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Eaton Vance Atlanta Capital Focused Growth Fund	☐	☐	☐	02 Eaton Vance Atlanta Capital Select Equity Fund	☐	☐	☐
03 Eaton Vance Atlanta Capital SMID-Cap Fund	☐	☐	☐				

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Eaton Vance Hexavest Global Equity Fund	☐	☐	☐	02 Eaton Vance Hexavest International Equity Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Eaton Vance Richard Bernstein All Asset Strat Fund	☐	☐	☐	02 Eaton Vance Richard Bernstein Equity Strategy Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Parametric TABS 5-to-15 Year Laddered Muni Bd Fd	☐	☐	☐	02 Eaton Vance Emerging and Frontier Countries Equity Fd	☐	☐	☐
03 Eaton Vance Emerging Markets Local Income Fund	☐	☐	☐	04 Eaton Vance Floating-Rate Advantage Fund	☐	☐	☐
05 Eaton Vance Floating-Rate Fund	☐	☐	☐	06 Eaton Vance Global Bond Fund	☐	☐	☐
07 Eaton Vance Global Income Builder Fund	☐	☐	☐	08 Eaton Vance Global Macro Absolute Return Advge Fund	☐	☐	☐
09 Eaton Vance Global Macro Absolute Return Fund	☐	☐	☐	10 Eaton Vance High Income Opportunities Fund	☐	☐	☐
11 Eaton Vance Tax-Managed Growth Fund 1.1	☐	☐	☐	12 Eaton Vance Stock Fund	☐	☐	☐
13 Eaton Vance Tax-Managed Multi-Cap Growth Fund	☐	☐	☐	14 Eaton Vance Tax-Managed Growth Fund 1.2	☐	☐	☐
15 Eaton Vance Tax-Managed Value Fund	☐	☐	☐	16 Eaton Vance Tax-Managed Small-Cap Fund	☐	☐	☐
17 Eaton Vance Tax-Managed Growth Fund 1.0	☐	☐	☐	18 Parametric Tax-Managed International Equity Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN
01 Eaton Vance Short Duration Strategic Income Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN
01 Eaton Vance Short Duration Strategic Income Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN
01 Eaton Vance Short Duration Strategic Income Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN
01 Eaton Vance Global Income Builder Fund	☐	☐	☐
02 Eaton Vance High Income Opportunities Fund	☐	☐	☐
03 Eaton Vance Global Income Builder NextShares	☐	☐	☐

	FOR	AGAINST	ABSTAIN
01 Eaton Vance Floating-Rate & High Income Fund	☐	☐	☐

	FOR	AGAINST	ABSTAIN
01 Eaton Vance Tax-Managed Equity Asset Allocation	☐	☐	☐

	FOR	AGAINST	ABSTAIN
01 Parametric TABS 5-to-15 Year Laddered Muni Bd Fd	☐	☐	☐
02 Parametric Tax-Managed International Equity Fund	☐	☐	☐
03 Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	☐	☐	☐

	FOR	AGAINST	ABSTAIN
01 Eaton Vance Greater India Fund	☐	☐	☐

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